     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 2001


                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                         POST-EFFECTIVE AMENDMENT NO. 31                 /X/
                                       AND
                         REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                 / /
                                 AMENDMENT NO. 33                        /X/


                            ------------------------

                          VAN KAMPEN SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Office)

                  Registrant's Telephone Number (630) 684-6000

                              SARA L. BADLER
          EXECUTIVE DIRECTOR, GENERAL COUNSEL AND ASSISTANT SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Name and Address of Agent for Service)

                            ------------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing be effective
           (Check appropriate box)
/ /        Immediately upon filing pursuant to paragraph (b)
/X/        On October 26, 2001 pursuant to paragraph (b)
/ /        60 days after filing pursuant to paragraph (a)(1)
/ /        On (date) pursuant to paragraph (a)(1)
/ /        75 days after filing pursuant to paragraph (a)(2)
/ /        On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            ------------------------

                     Title of securities being registered:
                   COMMON SHARES, PAR VALUE $0.001 PER SHARE

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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Post-Effective Amendment No. 31 to the Registration Statement contains 14 Prospectuses, describing each of the 14 series of the Registrant listed below and one Statement of Additional Information describing all of the series of the Registrant. The Registration Statement is organized as follows:


       Facing Page

       Prospectuses relating to the series, in the following order:

        Van Kampen American Value Fund
        Van Kampen Asian Equity Fund
        Van Kampen Emerging Markets Fund
        Van Kampen Equity Growth Fund
        Van Kampen European Value Equity Fund
        Van Kampen Focus Equity Fund
        Van Kampen Global Value Equity Fund
        Van Kampen Global Equity Allocation Fund
        Van Kampen International Magnum Fund
        Van Kampen Latin American Fund
        Van Kampen Mid Cap Growth Fund
        Van Kampen Global Franchise Fund
        Van Kampen Value Fund
        Van Kampen Worldwide High Income Fund

       One Statement of Additional Information relating to all of the series of the Registrant.

       Part C Information

       Exhibits

No changes are being made to the prospectuses of Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund, which were included in Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

VAN KAMPEN AMERICAN VALUE FUND

Van Kampen American Value Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS




                                                 VAN KAMPEN
                                                INVESTMENTS
                                       GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                               3
Fees and Expenses of the Fund                                     5
Investment Objective, Policies and Risks                          6
Investment Advisory Services                                     10
Purchase of Shares                                               11
Redemption of Shares                                             17
Distributions from the Fund                                      19
Shareholder Services                                             19
Federal Income Taxation                                          21
Financial Highlights                                             23



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.


                         PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations that the Fund's investment adviser believes are undervalued relative to the stock market in general at the time of investment. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. The Fund invests in equity securities including common and preferred stocks; investment-grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.

The Fund emphasizes a "value" style of investing, seeking securities of companies that the Fund's investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund's investment adviser no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small- and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small- and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-    Seek a high total return over the long term


- Can withstand substantial volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


ANNUAL RETURN

1994                 2.0%
1995                19.3%
1996                22.3%
1997                36.4%
1998                 9.7%
1999                25.7%
2000              (10.8%)


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -17.66%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -15.75% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                           PAST       PAST         SINCE
DECEMBER 31, 2000                      1 YEAR     5 YEARS     INCEPTION
Van Kampen American Value Fund--
Class A Shares                         -15.94%      14.11%     12.66%(1)
Russell 2500 Index                       4.39%      13.97%     13.74%(2)

Van Kampen American Value Fund--
Class B Shares                         -15.53%      14.41%     14.01%(3)
Russell 2500 Index                       4.39%      13.97%     14.10%(4)

Van Kampen American Value Fund--
Class C Shares                         -12.27%      14.58%     12.71%(1)
Russell 2500 Index                       4.39%      13.97%     13.74%(2)


INCEPTION DATES: (1) 10/18/93, (2) 10/28/93, (3) 8/1/95, (4) 7/31/95.

* THE RUSSELL 2500 INDEX IS A SUBSET REPRESENTING THE SMALLEST 2500 COMPANIES OF THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS AN INDEX OF THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.


FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        CLASS A    CLASS B      CLASS C
                                        SHARES     SHARES       SHARES
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load)
imposed on purchases
(as a percentage of offering price)      5.75%(1)    None       None
Maximum deferred sales charge (load)
(as a percentage of the lesser of
original purchase price or
redemption proceeds)                     None(2)     5.00%(3)   1.00%(4)
Maximum sales charge (load)
imposed on reinvested dividends          None        None       None
Redemption fee                           None        None       None
Exchange fee                             None        None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management fees                          0.85%       0.85%      0.85%
Distribution and/or service
  (12b-1) fees(5)                        0.25%       1.00%(6)   1.00%(6)
Other expenses                           0.36%       0.36%      0.36%
Total annual fund operating expenses     1.46%       2.21%      2.21%


(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

       YEAR 1-5.00%
       YEAR 2-4.00%
       YEAR 3-3.00%
       YEAR 4-2.50%
       YEAR 5-1.50%
       AFTER-NONE

     SEE  "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."


(6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $715    $1,010     $1,327    $2,221
Class B Shares                   $724    $  991     $1,335    $2,355*
Class C Shares                   $324    $  691     $1,185    $2,544


You would pay the following expenses if you did not redeem your shares:

                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $715    $1,010     $1,327    $2,221
Class B Shares                   $224    $  691     $1,185    $2,355*
Class C Shares                   $224    $  691     $1,185    $2,544


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.


INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations that the Fund's investment adviser believes are undervalued relative to the stock market in general at the time of investment. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund's investment adviser defines small- and medium-sized corporations by reference to those companies with market capitalizations in the range of companies represented in the Russell 2500 Index, a small capitalization company index which consists of companies with capitalizations up to $3.8 billion as of June 30, 2001. The Fund also may invest in larger companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


In selecting securities for investment, the Fund seeks to identify those companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund generally focuses on undervalued companies with characteristics for improved valuations. The Fund's investment adviser uses a multi-factor stock selection process which is believed to provide a balance between a company's valuation and its long-term prospects. The Fund emphasizes a "value" style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. The Fund's investment adviser generally seeks such securities which it believes are undervalued relative to market values and other traditional measures of intrinsic worth, or are undervalued and have identifiable factors that might lead to improved valuation. The Fund's investment adviser believes that attractive values generally are offered by companies with improving near-term business prospects relative to investor expectations. This catalyst could come from within the company, such as cost reductions or more effective pricing, or as a result of external factors, such as changing markets or industry conditions. The selection process favors companies that offer value in terms of price-to-earnings ratio and earnings growth rate, seeking a rational trade-off between a security's valuation, growth potential and near-term business momentum. The Fund considers value to be achieved when investors' perceptions improve and the securities of such companies achieve what the Fund's investment adviser believes is fair valuation.

While the Fund primarily uses a "bottom-up" investment approach (that emphasizes the analysis of individual stocks rather than economic and market cycles), the Fund's investment adviser also factors in macroeconomic trends that generally influence the outlook of certain industries. Such an approach allows the Fund's investment adviser to identify companies within industries that may be positioned to benefit from prevailing economic trends or that have attractive valuation rankings. A combination of fundamental investment insights and quantitative inputs may be used to focus research attention on the most attractive sectors of the market in a timely fashion.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, investment-grade convertible securities and equity-linked securities, and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc.

("Moody's") or comparably rated by any nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.


Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign invest-ment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                   % PER ANNUM
First $1 billion                                                 0.85%
Next $500 million                                                0.80%
Over $1.5 billion                                                0.75%


Applying this fee schedule, the effective advisory fee rate was 0.85% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL


From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-Cap Value/Core team. The team is made up of established investment professionals. Current members of the team include Gary G. Schlarbaum, a Managing Director of the Adviser, Bradley Daniels, an Executive Director of the Adviser, James Jolinger, an Executive Director of the Adviser and Matthew Todorow, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL

The Fund is currently not open to new investors. The Fund may, from time to time, reopen and close the offering of its shares to new investors. Any such offerings may commence and terminate at any time and without prior notice.


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated
Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                AS % OF       AS % OF
SIZE OF                                        OFFERING     NET AMOUNT
INVESTMENT                                       PRICE       INVESTED
Less than $50,000                                5.75%         6.10%
$50,000 but less than $100,000                   4.75%         4.99%
$100,000 but less than $250,000                  3.75%         3.90%
$250,000 but less than $500,000                  2.75%         2.83%
$500,000 but less than $1,000,000                2.00%         2.04%
$1,000,000 or more                                 *             *

*    NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF
     $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 AS A PERCENTAGE OF
                                                    DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO CHARGE
First                                                     5.00%
Second                                                    4.00%
Third                                                     3.00%
Fourth                                                    2.50%
Fifth                                                     1.50%
Sixth and After                                           None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the

Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that

     (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least quarterly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800)421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                CLASS A SHARES
                                                          FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS            2001#        2000#       1999#     1998#     1997
                                            -----------------------------------------------------
Net Asset Value, Beginning of Period        $  23.03     $  23.58    $  21.34  $  17.59   $ 14.63
                                            --------     --------    --------  --------   -------
Income From Investment Operations
  Net Investment Income/Loss                   (0.02)       (0.08)       0.01     (0.02)     0.20
  Net Realized and Unrealized
    Gain/Loss                                  (1.97)        1.09        3.43      4.84      4.05
                                            --------     --------    --------  --------   -------
Total from Investment Operations               (1.99)        1.01        3.44      4.82      4.25
                                            --------     --------    --------  --------   -------
Distributions
  Net Investment Income                          -0-          -0-         -0-     (0.03)    (0.20)
  In Excess of Net Investment Income             -0-          -0-         -0-       -0-+      -0-+
  Net Realized Gain                              -0-        (1.56)      (1.20)    (1.04)    (1.09)
  In Excess of Net Realized Gain               (1.58)         -0-         -0-       -0-       -0-
                                            --------     --------    --------  --------   -------
Total Distributions                            (1.58)       (1.56)      (1.20)    (1.07)    (1.29)
                                            --------     --------    --------  --------   -------
Net Asset Value, End of Period              $  19.46     $  23.03    $  23.58  $  21.34   $ 17.59
                                            ========     ========    ========  ========   =======
Total Return                                   -8.47%(1)     4.62%(1)   17.41%(1) 28.26%(1) 30.68%(1)
                                            ========     ========    ========  ========   =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $323,928     $434,766    $343,004  $220,100   $34,331
Ratio of Expenses to Average
  Net Assets                                    1.46%        1.47%       1.49%     1.50%     1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets                           (0.13)%      (0.33%)      0.03%    (0.09%)    1.25%
Portfolio Turnover Rate                          211%         272%        283%      207%       73%
Effect of Voluntary Expense Reductions
  During the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A          N/A         N/A  $   0.02   $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                 N/A          N/A         N/A      1.58%     1.76%
  Net Investment Income/Loss to
    Average Net Assets                           N/A          N/A         N/A     (0.18%)    0.98%

                                                                CLASS B SHARES
                                                          FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS            2001#        2000#       1999#     1998#     1997
                                            -----------------------------------------------------
Net Asset Value, Beginning of Period        $  22.48     $  23.23    $  21.20  $  17.59   $ 14.63
                                            --------     --------    --------  --------   -------
Income From Investment Operations
  Net Investment Income/Loss                   (0.17)       (0.25)      (0.14)    (0.17)     0.09
  Net Realized and Unrealized
    Gain/Loss                                  (1.92)        1.06        3.37      4.83      4.05
                                            --------     --------    --------  --------   -------
Total from Investment Operations               (2.09)        0.81        3.23      4.66      4.14
                                            --------     --------    --------  --------   -------
Distributions
  Net Investment Income                          -0-          -0-         -0-     (0.01)    (0.09)
  In Excess of Net Investment Income             -0-          -0-         -0-       -0-+      -0-+
  Net Realized Gain                              -0-        (1.56)      (1.20)    (1.04)    (1.09)
  In Excess of Net Realized Gain               (1.58)         -0-         -0-       -0-       -0-
                                            --------     --------    --------  --------   -------
Total Distributions                            (1.58)       (1.56)      (1.20)    (1.05)    (1.18)
                                            --------     --------    --------  --------   -------
Net Asset Value, End of Period              $  18.81     $  22.48    $  23.23  $  21.20   $ 17.59
                                            ========     ========    ========  ========   =======
Total Return                                   -9.20%(2)     3.85%(2)   16.50%(2) 27.30%(2) 29.77%(2)
                                            ========     ========    ========  ========   =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $263,869     $356,717    $341,908  $269,836   $15,331
Ratio of Expenses to Average
  Net Assets                                    2.21%        2.21%       2.24%     2.25%     2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets                           (0.88)%      (1.06%)     (0.72%)   (0.84%)    0.40%
Portfolio Turnover Rate                          211%         272%        283%      207%       73%
Effect of Voluntary Expense Reductions
  During the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A          N/A         N/A  $   0.02   $  0.06
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                 N/A          N/A         N/A      2.33%     2.48%
  Net Investment Income/Loss to
    Average Net Assets                           N/A          N/A         N/A     (0.93%)    0.14%

                                                                CLASS C SHARES
                                                          FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS           2001#         2000#       1999#     1998#     1997
                                            -----------------------------------------------------
Net Asset Value, Beginning of Period        $  22.49     $  23.24    $  21.20   $ 17.59   $ 14.64
                                            --------     --------    --------  --------   -------
Income From Investment Operations
  Net Investment Income/Loss                   (0.18)       (0.25)      (0.14)    (0.17)     0.08
  Net Realized and Unrealized
    Gain/Loss                                  (1.91)        1.06        3.38      4.83      4.05
                                            --------     --------    --------  --------   -------
Total from Investment Operations               (2.09)        0.81        3.24      4.66      4.13
                                            --------     --------    --------  --------   -------
Distributions
  Net Investment Income                          -0-          -0-         -0-     (0.01)    (0.09)
  In Excess of Net Investment Income             -0-          -0-         -0-       -0-+      -0-+
  Net Realized Gain                              -0-        (1.56)      (1.20)    (1.04)    (1.09)
  In Excess of Net Realized Gain               (1.58)         -0-         -0-       -0-       -0-
                                            --------     --------    --------  --------   -------
Total Distributions                            (1.58)       (1.56)      (1.20)    (1.05)    (1.18)
                                            --------     --------    --------  --------   -------
Net Asset Value, End of Period              $  18.82     $  22.49    $  23.24   $ 21.20   $ 17.59
                                            ========     ========    ========  ========   =======
Total Return                                   -9.14%(3)     3.80%(3)   16.55%(3) 27.28%(3) 29.67%(3)
                                            ========     ========    ========  ========   =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $118,599     $192,665    $165,351   $127,401  $32,425
Ratio of Expenses to Average
  Net Assets                                    2.21%        2.21%       2.24%     2.25%     2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets                           (0.88)%      (1.06%)     (0.72%)   (0.84%)    0.49%
Portfolio Turnover Rate                          211%         272%        283%      207%       73%
Effect of Voluntary Expense Reductions
  During the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A          N/A         N/A   $  0.02   $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                 N/A          N/A         N/A      2.33%     2.47%
  Net Investment Income/Loss to
    Average Net Assets                           N/A          N/A         N/A     (0.92%)    0.22%


+ AMOUNT IS LESS THAN $0.01 PER SHARE.


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1% CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A NOT APPLICABLE

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

                 (This page has been left blank intentionally.)

                  (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan                Jack E. Nelson
Jerry D. Choate                  Richard F. Powers, III*
Linda Hutton Heagy               Phillip B. Rooney
R. Craig Kennedy                 Wayne W. Whalen*
Mitchell M. Merin*               Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS Call your broker or
(800) 341-2911, our Secure Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com


VAN KAMPEN AMERICAN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen American Value Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen American Value Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
AMERICAN
VALUE FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission
(SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS



                                                 VAN KAMPEN
                                                INVESTMENTS
                                       GENERATIONS OF EXPERIENCE(SM)


The Fund's Investment Company
Act File No. is 811-7140.


                                                                  MSAV PRO 10/01
                                                                  #65012

VAN KAMPEN ASIAN EQUITY FUND

Van Kampen Asian Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS


                                               [LOGO] VAN KAMPEN
                                                 INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS


Risk/Return Summary                                  3
Fees and Expenses of the Fund                        5
Investment Objective, Policies and Risks             6
Investment Advisory Services                        13
Purchase of Shares                                  14
Redemption of Shares                                21
Distributions from the Fund                         22
Shareholder Services                                23
Federal Income Taxation                             25
Financial Highlights                                26




No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of companies that are: organized in and whose business is conducted principally in Asia (other than Japan); or whose securities are principally traded on a recognized stock exchange in Asia (other than Japan). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts of Asian issuers traded on U.S. stock exchanges.

The Fund's investment adviser uses a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's investment adviser uses a "bottom-up" research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund generally seeks to invest in large companies located in emerging Asian markets but also may invest in smaller companies with the potential for growth. The Fund evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund may invest up to 20% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Asian issuers may underperform relative to other sectors of the market. Historically, securities of Asian issuers have sometimes gone through extended periods when they did not perform as well as securities of issuers of countries in more developed regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

FOREIGN, EMERGING MARKET COUNTRIES AND ASIAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.


The Fund is subject to additional risks associated with investing in securities of companies that are subject to economic and financial factors and conditions of Asia. Securities markets in Asian countries have suffered significant downturns and volatility and currencies have lost value in relation to the U.S. dollar. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-    Seek capital appreciation over the long term

-    Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing primarily in issuers of securities from Asian countries


- Can withstand substantial volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that invests primarily in equity securities of Asian issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


[CHART]

ANNUAL RETURN

1994               -14.2%
1995                 6.4%
1996                 3.0%
1997               -49.2%
1998                -5.8%
1999                84.5%
2000               -40.1%


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -29.98%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 41.33% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -37.23% (for the quarter ended December 31, 1997).


                             COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") All Country Far East Free Ex-Japan Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                  PAST          PAST          SINCE
DECEMBER 31, 2000                             1 YEAR        5 YEARS      INCEPTION
Van Kampen Asian Growth Fund--
  Class A Shares                              -43.57%      -12.49%        -4.32%(1)

MSCI All Country Far East
  Free Ex-Japan Index                         -36.80%       -9.60%        -1.42%(2)

Van Kampen Asian Growth Fund--
  Class B Shares                              -43.40%      -12.32%       -11.21%(3)

MSCI All Country Far East
  Free Ex-Japan Index                         -36.80%       -9.60%        -9.05%(4)

Van Kampen Asian Growth Fund--
  Class C Shares                              -41.06%      -12.09%        -4.25%(1)

MSCI All Country Far East
  Free Ex-Japan Index                         -36.80%       -9.60%        -1.42%(2)


Inception dates: (1) 6/23/93, (2) 6/30/93, (3) 8/1/95, (4) 7/31/95.


* The MSCI All Country Far East Free Ex-Japan index is a broad-based, unmanaged index of common stocks from Indonesia, Hong Kong, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested.


FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                           CLASS A       CLASS B       CLASS C
                                           SHARES        SHARES        SHARES
SHAREHOLDER FEES
(fees paid directly from your
  investment)
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)        5.75%(1)     None          None
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                       None(2)      5.00%(3)      1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends            None         None          None
Redemption fee                               None         None          None
Exchange fee                                 None         None          None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  Fund assets)
Management fees(5)                           1.00%        1.00%         1.00%
Distribution and/or service
  (12b-1) fees(6)                            0.25%        1.00%(7)      1.00%(7)
Other expenses(5)                            0.88%        0.92%         0.92%
Total annual fund operating expenses(5)      2.13%        2.92%         2.92%

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:

        Year 1-5.00%
        Year 2-4.00%
        Year 3-3.00%
        Year 4-2.50%
        Year 5-1.50%
        After-None

     See  "Purchase of Shares--Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees and other expenses such that the actual total annual fund operating expenses were 1.90% for Class A Shares, 2.65% for Class B Shares and 2.65% for Class C Shares for the fiscal year ended June 30, 2001. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
Class A Shares                         $779      $1,204       $1,653     $2,895
Class B Shares                         $795      $1,204       $1,688     $3,056*
Class C Shares                         $395      $  904       $1,538     $3,242

You would pay the following expenses if you did not redeem your shares:


                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
Class A Shares                         $779      $1,204       $1,653     $2,895
Class B Shares                         $295      $  904       $1,538     $3,056*
Class C Shares                         $295      $  904       $1,538     $3,242


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of Asian companies, other than Japan at the time of investment. Under normal market conditions, the Fund invests: at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Asian companies at the time of investment; and at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policies in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policies in the foregoing sentence change, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Securities of Asian companies include companies (i) which are organized under the laws of an Asian country and whose business is conducted principally in Asia or (ii) for which the principal securities trading market is in an Asian country. The Fund emphasizes investments in the emerging Asia markets countries. The Fund's investment adviser considers emerging market countries to be those countries that major international financial institutions, such as the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), considers to be less economically mature than developed nations. Investments in emerging market countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.


Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Currently, the Fund intends to invest in issuers of the following Asian countries: Hong Kong (China), Singapore, Malaysia, Thailand, the Philippines, Indonesia, mainland China, Taiwan, South Korea, India, Pakistan, Sri Lanka or any country in the Asian region (other than Japan) that is open to foreign investment. There are no prescribed limits on geographic distribution of the Fund's investments; accordingly, the Fund may invest significant assets in any single Asian country. Such investment practices subject the Fund to greater risks impacting any single country. In addition, because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.

The Fund's investment adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Fund's investment adviser uses a "bottom-up" research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Fund's investment program emphasizes internal research of leading companies as the basis for stock selection, calling on a team of market specialists strategically based throughout Asia. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management from members of the research team are central to this process.

The Fund's investment adviser considers valuation on an absolute basis and relative to market average and comparable companies in the region and emphasizes stocks where a catalyst can be identified which will correct undervaluation. Depending on the type of company, factors considered in selecting securities for investment include price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets ratios. The Fund's investment adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Fund's research team evaluates macroeconomic and political factors when determining overall exposures within individual countries.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other internationally recognized statistical rating organization ("IRSRO") or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest up to 20% of its total assets in debt securities, including bills and bonds issued by the United States or Asian governmental entities; notes, debentures and bonds of Asian companies; and U.S. money market instruments. The Fund's investment adviser believes it is likely that many of the debt securities of Asian issuers in which the Fund will invest will be unrated, and whether or not rated, may have speculative characteristics. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


The Fund may invest in securities of Asian issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.


While the Fund focuses primarily on larger companies, it also may invest in small- to medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, it may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


The Fund may enter into forward foreign currency exchange contracts and invest in derivative instruments. Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. dollar as a base currency.

                               RISKS OF INVESTING
                        IN SECURITIES OF FOREIGN ISSUERS


The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in the currency markets of Asia, no active currency hedging strategy is anticipated currently.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.


Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.


Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $500 million                                              1.00%
Over $500 million                                               0.95%
Over $1 billion                                                 0.90%


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan

Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets team. The team is made up of established investment professionals. Current members of the team include Ashutosh Sinha, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more seperate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated
Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the average of the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services
Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                     AS % OF         AS % OF
SIZE OF                                             OFFERING       NET AMOUNT
INVESTMENT                                            PRICE         INVESTED
Less than $50,000                                     5.75%           6.10%
$50,000 but less than $100,000                        4.75%           4.99%
$100,000 but less than $250,000                       3.75%           3.90%
$250,000 but less than $500,000                       2.75%           2.83%
$500,000 but less than $1,000,000                     2.00%           2.04%
$1,000,000 or more                                      *               *

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          AS A PERCENTAGE OF
                                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                                        SUBJECT TO CHARGE
First                                                           5.00%
Second                                                          4.00%
Third                                                           3.00%
Fourth                                                          2.50%
Fifth                                                           1.50%
Sixth and After                                                 None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares.
The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under

     21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to

     $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM
THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800)341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                 CLASS A SHARES
                                                           FISCAL YEAR ENDED JUNE 30,
                                             2001#       2000#       1999#       1998#         1997
                                            ---------------------------------------------------------
Net Asset Value, Beginning of Period        $ 13.06     $ 11.48     $  6.53     $ 16.62      $  17.15
                                            -------     -------     -------     -------      --------
Income From Investment Operations
  Net Investment Income/Loss                  (0.05)      (0.08)       0.02       (0.04)        (0.06)
  Net Realized and Unrealized Gain/Loss       (5.09)       1.66        4.93      (10.03)        (0.14)
                                            -------     -------     -------     -------      --------
Total From Investment Operations              (5.14)       1.58        4.95      (10.07)        (0.20)
                                            -------     -------     -------     -------      --------
Distributions
  Net Realized Gain                             -0-         -0-         -0-          -0-           -0-
  In Excess of Net Realized Gain                -0-         -0-         -0-       (0.02)        (0.33)
                                            -------     -------     -------     -------      --------
Total Distributions                             -0-         -0-         -0-       (0.02)        (0.33)
                                            -------     -------     -------     -------      --------
Net Asset Value, End of Period               $ 7.92     $ 13.06     $ 11.48     $  6.53      $  16.62
                                             ======     =======     =======     =======      ========
Total Return                                 -39.11%(1)   13.49%(1)   75.69%(1)  -60.57%(1)     -1.10%(1)
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $48,649     $76,254     $88,808     $47,128      $175,440
Ratio of Expenses to Average Net Assets        2.02%       1.92%       1.95%       1.90%         1.84%
Ratio of Net Investment Income/Loss to
  Average Net Assets                          (0.50%)     (0.66%)      0.28%      (0.39%)       (0.31%)
Portfolio Turnover Rate                         125%        108%        138%        130%           74%
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to
    Net Investment Income/Loss              $  0.01     $  0.01     $  0.01     $  0.01      $    N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets               2.13%       2.02%       2.03%       2.21%          N/A
  Net Investment Income/Loss to
    Average Net Assets                        (0.61%)     (0.76%)      0.20%      (0.53%)         N/A
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense               1.90%       1.90%       1.90%       1.90%          N/A

                                                               CLASS B SHARES
                                                           FISCAL YEAR ENDED JUNE 30,
                                             2001#       2000#      1999#        1998#       1997
                                            -------------------------------------------------------
Net Asset Value, Beginning of Period        $ 12.43     $ 11.01    $  6.31      $ 16.17     $ 16.81
                                            -------     -------    -------      -------     -------
Income From Investment Operations
  Net Investment Income/Loss                  (0.12)      (0.17)     (0.03)       (0.10)      (0.16)
  Net Realized and Unrealized Gain/Loss       (4.79)       1.59       4.73        (9.74)      (0.15)
                                            -------     -------    -------      -------     -------
Total From Investment Operations              (4.91)       1.42       4.70        (9.84)      (0.31)
                                            -------     -------    -------      -------     -------
Distributions
  Net Realized Gain                             -0-         -0-        -0-          -0-       (0.33)
  In Excess of Net Realized Gain                -0-         -0-        -0-        (0.02)        -0-
                                            -------     -------    -------      -------     -------
Total Distributions                             -0-         -0-        -0-        (0.02)      (0.33)
                                            -------     -------    -------      -------     -------
Net Asset Value, End of Period              $  7.52     $ 12.43    $ 11.01      $  6.31     $ 16.17
                                            =======     =======    =======      =======     =======
Total Return                                 -39.45%(2)   12.81%(2)  74.48%(2)   -60.89%(2)   -1.79%(2)
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $21,559     $45,837    $42,905      $26,126     $62,786
Ratio of Expenses to Average Net Assets        2.77%       2.67%      2.70%        2.65%       2.59%
Ratio of Net Investment Income/Loss to
  Average Net Assets                          (1.30%)     (1.42%)    (0.44%)      (1.01%)     (1.04%)
Portfolio Turnover Rate                         125%        108%       138%         130%         74%
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to
    Net Investment Income/Loss              $  0.01     $  0.01    $  0.01      $  0.02     $   N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets               2.92%       2.77%      2.78%        2.96%        N/A
  Net Investment Income/Loss to
    Average Net Assets                        (1.45%)     (1.52%)    (0.52%)      (1.15%)       N/A
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense               2.65%       2.65%      2.65%        2.65%        N/A

                                                                 CLASS C SHARES
                                                           FISCAL YEAR ENDED JUNE 30,
                                                2001#      2000#       1999#        1998#         1997
                                              ----------------------------------------------------------
Net Asset Value, Beginning of Period          $ 12.39     $ 10.97     $  6.29      $ 16.14      $  16.78
                                              -------     -------     -------      -------      --------
Income From Investment Operations
  Net Investment Income/Loss                    (0.12)      (0.17)      (0.04)       (0.12)        (0.21)
  Net Realized and Unrealized Gain/Loss         (4.77)       1.59        4.72        (9.71)        (0.10)
                                              -------     -------     -------      -------      --------
Total From Investment Operations                (4.89)       1.42        4.68        (9.83)        (0.31)
                                              -------     -------     -------      -------      --------
Distributions
  Net Realized Gain                                            --          --           --            --
  In Excess of Net Realized Gain                  -0-         -0-         -0-        (0.02)        (0.33)
                                              -------     -------     -------      -------      --------
Total Distributions                                            --          --        (0.02)        (0.33)
                                              -------     -------     -------      -------      --------
Net Asset Value, End of Period                $  7.50     $ 12.39     $ 10.97      $  6.29      $  16.14
                                              =======     =======     =======      =======      ========
Total Return                                   -39.37%(3)   12.76%(3)   74.13%(3)   -60.88%(3)     -1.79%(3)
Ratios and Supplemental Data
Net Assets, End of Period (000's)             $17,265     $38,923     $40,706      $28,823      $114,460
Ratio of Expenses to Average Net Assets          2.77%       2.67%       2.70%        2.65%         2.59%
Ratio of Net Investment Income/Loss to
  Average Net Assets                            (1.31%)     (1.43%)     (0.48%)      (1.17%)       (1.06%)
Portfolio Turnover Rate                           125%        108%        138%         130%           74%
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to
    Net Investment Income/Loss                $  0.01     $  0.01     $  0.01      $  0.01      $    N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                 2.92%       2.77%       2.78%        2.96%          N/A
  Net Investment Income/Loss to
    Average Net Assets                          (1.46%)     (1.53%)     (0.56%)      (1.31%)         N/A
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense                 2.65%       2.65%       2.65%        2.65%          N/A


(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CSDC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CSDC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

# Net investment income/loss per share is based upon daily average shares outstanding.

N/A  Not Applicable

BOARD OF DIRECTORS

J. Miles Branagan                     Jack E. Nelson
Jerry D. Choate                       Richard F. Powers, III*
Linda Hutton Heagy                    Phillip B. Rooney
R. Craig Kennedy                      Wayne W. Whalen*
Mitchell M. Merin*                    Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system



DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com

VAN KAMPEN ASIAN EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Asian Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Asian Equity Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
ASIAN EQUITY
FUND


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421 2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission
(SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES



                                   PROSPECTUS


                                               [LOGO] VAN KAMPEN
                                                 INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

The Fund's Investment Company
Act File No. is 811-7140.

                                                                  MSAG PRO 10/01

VAN KAMPEN EMERGING MARKETS FUND

Van Kampen Emerging Markets Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.



Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS


                                                 VAN KAMPEN
                                                 INVESTMENTS
                                       GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                         3
Fees and Expenses of the Fund                                               6
Investment Objective, Policies and Risks                                    7
Investment Advisory Services                                               13
Purchase of Shares                                                         14
Redemption of Shares                                                       21
Distributions from the Fund                                                23
Shareholder Services                                                       23
Federal Income Taxation                                                    25
Financial Highlights                                                       26
Appendix--Description of Securities Ratings                               A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund's investment adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

RISKS OF INVESTING IN EMERGING COUNTRY ISSUERS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-  Seek capital appreciation over the long term

-  Do not seek current income from their investment

- Are willing to take on the substantially increased risks associated with investing in securities of emerging country issuers

-  Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in a non-diversified portfolio of equity securities of emerging country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]


ANNUAL RETURN

1995       (7.1%)
1996        6.3%
1997       (2.0%)
1998      (26.3%)
1999      101.4%
2000      (38.2%)

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -26.47%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70%

(for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.34% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI Emerging Markets Free Index* and the IFC Global Total Return Composite Index**, two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                  PAST         PAST           SINCE
DECEMBER 31, 2000                             1 YEAR       5 YEARS       INCEPTION
-----------------------------------------------------------------------------------
Van Kampen Emerging Markets Fund--
  Class A Shares                              -41.75%       -2.06%        -3.94%(1)

MSCI Emerging Markets Free Index              -31.80%       -6.15%        -5.41%(2)

IFC Global Total Return
  Composite Index                             -28.77%       -3.35%        -3.44%(1)

Van Kampen Emerging Markets Fund--
  Class B Shares                              -41.85%       -1.88%        -2.80%(3)

MSCI Emerging Markets Free Index              -31.80%       -6.15%        -6.53%(3)

IFC Global Total Return
  Composite Index                             -28.77%       -3.35%        -4.23%(4)

Van Kampen Emerging Markets Fund--
  Class C Shares                              -39.27%       -1.60%        -3.75%(1)

MSCI Emerging Markets Free Index              -31.80%       -6.15%        -5.41%(2)

IFC Global Total Return
  Composite Index                             -28.77%       -3.35%        -3.44%(1)


INCEPTION DATES: (1) 7/6/94, (2) 6/30/94,  (3) 8/1/95, (4) 7/31/95.

* THE MSCI EMERGING MARKETS FREE INDEX IS A CAPITALIZATION WEIGHTED INDEX OF SHARES OF APPROXIMATELY 850 COMPANIES LISTED ON THE EXCHANGES OF 23 WORLD MARKETS.

** THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS (ASSUMES DIVIDENDS ARE REINVESTED) FROM DEVELOPING COUNTRIES IN LATIN AMERICA, EAST AND SOUTH ASIA, EUROPE, THE MIDDLE EAST AND AFRICA. THIS INDEX WAS ORIGINALLY SELECTED BECAUSE IT OFFERED A LONGER PERFORMANCE HISTORY THAN COMPARABLE INDICES. OVER TIME, HOWEVER, THE MSCI EMERGING MARKETS FREE INDEX HAS BECOME WIDELY ACCEPTED. UNLIKE THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX, THE MSCI EMERGING MARKETS FREE INDEX EXCLUDES COMPANIES AND SHARE CLASSES THAT FOREIGN PURCHASERS CANNOT ACCESS DUE TO RESTRICTIONS. THE INVESTMENT ADVISER BELIEVES THAT THE MSCI EMERGING MARKETS FREE INDEX BETTER REPRESENTS THE PERFORMANCE OF EMERGING MARKETS SECURITIES AVAILABLE TO FOREIGN INVESTORS AND HAS ACCORDINGLY ADOPTED THIS INDEX AS A NEW BENCHMARK FOR THE FUND. FUTURE PROSPECTUSES OF THE FUND WILL NOT SHOW THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX.

FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                           CLASS A       CLASS B       CLASS C
                                           SHARES        SHARES        SHARES
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)        5.75%(1)     None          None
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                       None(2)      5.00%(3)      1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends            None         None          None
Redemption fee                               None         None          None
Exchange fee                                 None         None          None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management fees(5)                          1.25%        1.25%         1.25%
Distribution and/or service
  (12b-1) fees(6)                           0.25%        1.00%(7)      1.00%(7)
Other expenses(5)                           0.80%        0.85%         0.85%
Total annual fund operating expenses(5)     2.30%        3.10%         3.10%


(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:
       YEAR 1-5.00%
       YEAR 2-4.00%
       YEAR 3-3.00%
       YEAR 4-2.50%
       YEAR 5-1.50%
       AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 2.15% FOR CLASS A SHARES, 2.90% FOR CLASS B SHARES AND 2.90% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2001. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.

(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."

(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
Class A Shares                         $795      $1,252       $1,734     $3,059
Class B Shares                         $813      $1,257       $1,775     $3,226*
Class C Shares                         $413      $  957       $1,625     $3,411


You would pay the following expenses if you did not redeem your shares:

                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
Class A Shares                         $795      $1,252       $1,734     $3,059
Class B Shares                         $313      $  957       $1,625     $3,226*
Class C Shares                         $313      $  957       $1,625     $3,411


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. These include securities of companies
(i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging country, (ii) that are organized under the laws of and have a principal office(s) in an emerging country or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Fund's investment adviser will base determinations as to a company's eligibility on publicly available information and inquiries made to the company. Investments in securities of companies in emerging countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of emerging country issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund's investment adviser considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Allocation of the Fund's investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund's investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Fund's investment adviser employs an investment strategy which combines "top-down" country allocation with "bottom-up" stock selection. In selecting securities for investment, the Fund focuses on those companies that offer attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Fund's investment adviser works with a team of investment professionals who individually represent expertise in emerging countries in which the Fund invests, and who together analyze the overall global economic environment and its impact on such markets. Within a market, the Fund's investment adviser allocates the Fund's assets based on a variety of factors, including relative economic, political and social fundamentals, stock valuations, investor sentiment and the research and analysis of its team specialists. The Fund's investment adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest up to 35% of its total assets in (i) debt securities denominated in the currency of or issued or guaranteed by a company or the government of an emerging country, (ii) equity or debt securities of corporate or government issuers located in industrialized countries or (iii) money-market instruments. The Fund invests in debt securities when the Fund's investment adviser believes such investments offer opportunities for capital appreciation. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly referred to as "junk bonds") which involve, among other things, greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to this prospectus. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. For a further description of the risks of lower-grade securities, see the Fund's Statement of Additional Information.

The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in issuers of any capitalization range. The securities of small- to medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                              RISKS OF INVESTING IN
                          SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING COUNTRIES ISSUERS. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the risks of investing in foreign securities generally.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                              % PER ANNUM
First $500 million                                          1.25%
Next $500 million                                           1.20%
Over $1 billion                                             1.15%

Applying this fee schedule, the effective advisory fee rate was 1.25% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets team. The team is made up of established investment professionals. Current members of the team include Robert L. Meyer, a Managing Director of the Adviser and Narayan Ramachandran, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                       AS % OF         AS % OF
SIZE OF                                               OFFERING       NET AMOUNT
INVESTMENT                                              PRICE         INVESTED
Less than $50,000                                        5.75%           6.10%
$50,000 but less than $100,000                           4.75%           4.99%
$100,000 but less than $250,000                          3.75%           3.90%
$250,000 but less than $500,000                          2.75%           2.83%
$500,000 but less than $1,000,000                        2.00%           2.04%
$1,000,000 or more                                         *               *

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          AS A PERCENTAGE OF
                                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                                        SUBJECT TO CHARGE
First                                                             5.00%
Second                                                            4.00%
Third                                                             3.50%
Fourth                                                            2.50%
Fifth                                                             1.50%
Sixth and After                                                   None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvest-ment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling
(800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling
(800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a precentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                      CLASS A SHARES
                                                                 FISCAL YEAR ENDED JUNE 30,
                                                   2001#         2000#      1999#        1998#       1997
                                                 ----------------------------------------------------------
Net Asset Value, Beginning of
  the Period                                     $   13.37     $   9.87    $  7.98      $ 13.47    $  12.06
                                                 ---------     --------    -------      -------    --------
Income From Investment Operations
  Net Investment Income/Loss                         (0.06)       (0.18)      0.03           --        0.01
  Net Realized and Unrealized
    Gain/Loss                                        (5.05)        3.68       1.85        (4.49)       1.57
                                                 ---------     --------    -------      -------    --------
Total From Investment Operations                     (5.11)        3.50       1.88        (4.49)       1.58
                                                 ---------     --------    -------      -------    --------
Net Investment Income                                  -0-          -0-        -0-          -0-         -0-
In Excess of Net Investment Income                     -0-          -0-        -0-          -0-       (0.04)
Net Realized Gain                                      -0-          -0-        -0-        (0.73)      (0.13)
In Excess of Net Realized Gain                         -0-          -0-        -0-        (0.27)        -0-
Return of Capital                                      -0-          -0-        -0-          -0-         -0-
                                                 ---------     --------    -------      -------    --------
Total Distributions                                    -0-          -0-        -0-        (1.00)      (0.17)
                                                 ---------     --------    -------      -------    --------
Net Asset Value, End of Period                   $    8.26     $  13.37    $  9.87     $   7.98    $  13.47
                                                 =========     ========    =======     ========    ========
Total Return                                        (38.17%)(1)   35.36%(1)  23.92%(1)   (34.31%)(1)  13.54%(1)
                                                 =========     ========    =======     ========    ========
Ratios and Supplemental Data
Net Assets, End of Period (000's)                $  90,764     $106,161    $63,273     $ 74,959    $119,022
Ratio of Expenses to Average
  Net Assets                                          2.25%        2.20%      2.34%        2.27%       2.21%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                 (0.68%)      (1.43%)     0.44%        0.04%      (0.06%)
Portfolio Turnover Rate                                 99%         102%       132%          99%         82%
Effect of Voluntary Expense Limitation
  During the Period Per Share Benefit to
  Net Investment Income/Loss                     $    0.02     $   0.01    $  0.02     $   0.03    $   0.03
Ratios Before Expense Limitation:
Expenses to Average Net Assets                        2.30%        2.25%      2.56%        2.60%       2.41%
Net Investment Income/Loss to Average
  Net Assets                                         (0.73%)      (1.48%)     0.22%       (0.24%)     (0.27%)
Ratio of Expenses to Average Net Assets
  excluding country tax expense and
   interest expense                                   2.15%        2.15%      2.15%        2.15%       2.15%
                                                                    CLASS B SHARES
                                                               FISCAL YEAR ENDED JUNE 30,

                                                   2001#       2000#      1999#       1998#        1997
                                                 --------------------------------------------------------
Net Asset Value, Beginning of
  the Period                                     $   12.83    $  9.55    $  7.78     $ 13.24      $ 11.94
                                                 ---------    -------    -------     -------      -------
Income From Investment Operations
  Net Investment Income/Loss                         (0.14)     (0.26)     (0.02)      (0.07)       (0.03)
  Net Realized and Unrealized
    Gain/Loss                                        (4.81)      3.54       1.79       (4.39)        1.50
                                                 ---------    -------    -------     -------      -------
Total From Investment Operations                     (4.95)      3.28       1.77       (4.46)        1.47
                                                 ---------    -------    -------     -------      -------
Net Investment Income                                  -0-        -0-        -0-         -0-          -0-
In Excess of Net Investment Income                     -0-        -0-        -0-         -0-        (0.04)
Net Realized Gain                                      -0-        -0-        -0-       (0.73)       (0.13)
In Excess of Net Realized Gain                         -0-        -0-        -0-       (0.27)         -0-
Return of Capital                                      -0-        -0-        -0-         -0-          -0-
                                                 ---------    -------    -------     -------      -------
Total Distributions                                    -0-        -0-        -0-       (1.00)       (0.17)
                                                 ---------    -------    -------     -------      -------
Net Asset Value, End of Period                   $    7.88    $ 12.83    $  9.55     $  7.78      $ 13.24
                                                 =========    =======    =======     =======      =======
Total Return                                        (38.58%)(2) 34.35%(2)  22.99%(2)  (34.76%)(2)   12.67%(2)
                                                 =========    =======    =======     =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                $  36,798    $62,787    $38,313     $36,423      $35,966
Ratio of Expenses to Average
  Net Assets                                          3.00%      2.95%      3.09%       3.02%        2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                 (1.50%)    (2.21%)    (0.29%)     (0.67%)      (0.64%)
Portfolio Turnover Rate                                 99%       102%       132%         99%          82%
Effect of Voluntary Expense Limitation
  During the Period Per Share Benefit to
  Net Investment Income/Loss                     $    0.02     $ 0.01    $  0.02     $  0.03      $  0.01
Ratios Before Expense Limitation:
Expenses to Average Net Assets                        3.10%      3.00%      3.31%       3.35%        3.17%
Net Investment Income/Loss to Average
  Net Assets                                         (1.60%)    (2.26%)    (0.51%)     (0.97%)      (0.87%)
Ratio of Expenses to Average Net Assets
  excluding country tax expense and
   interest expense                                   2.90%      2.90%      2.90%       2.90%        2.90%
                                                                   CLASS C SHARES
                                                              FISCAL YEAR ENDED JUNE 30,

                                                    2001#       2000#      1999#       1998#      1997
                                                  ---------     ------    -------     -------    -------
Net Asset Value, Beginning of
  the Period                                      $   12.87     $ 9.57    $  7.79     $ 13.26    $ 11.93
                                                  ---------     ------    -------     -------    -------
Income From Investment Operations
  Net Investment Income/Loss                          (0.15)     (0.27)     (0.02)      (0.08)     (0.08)
  Net Realized and Unrealized
    Gain/Loss                                         (4.82)      3.57       1.80       (4.39)      1.55
                                                  ---------     ------    -------     -------    -------
Total From Investment Operations                      (4.97)      3.30       1.78       (4.47)      1.47
                                                  ---------     ------    -------     -------    -------
Net Investment Income                                   -0-        -0-        -0-         -0-        -0-
In Excess of Net Investment Income                      -0-        -0-        -0-         -0-      (0.01)
Net Realized Gain                                       -0-        -0-        -0-       (0.73)     (0.13)
In Excess of Net Realized Gain                          -0-        -0-        -0-       (0.27)       -0-
Return of Capital                                       -0-        -0-        -0-         -0-        -0-
                                                  ---------     ------    -------     -------    -------
Total Distributions                                     -0-        -0-        -0-       (1.00)     (0.14)
                                                  ---------     ------    -------     -------    -------
Net Asset Value, End of Period                    $    7.90    $ 12.87    $  9.57     $  7.79    $ 13.26
                                                  =========    =======    =======     =======    =======
Total Return                                         (38.57%)(3) 34.38%(3)  23.09%(3)  (34.73%)(3) 12.66%(3)
                                                  =========    =======    =======     =======    =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                 $  18,759    $33,334    $21,882     $28,680    $57,958
Ratio of Expenses to Average
  Net Assets                                           3.00%      2.95%      3.09%       3.01%      2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                  (1.52%)    (2.24%)    (0.32%)     (0.76%)    (0.79%)
Portfolio Turnover Rate                                  99%       102%       132%         99%        82%
Effect of Voluntary Expense Limitation
  During the Period Per Share Benefit to
  Net Investment Income/Loss                      $    0.02    $  0.01    $  0.02     $  0.03    $  0.02
Ratios Before Expense Limitation:
Expenses to Average Net Assets                         3.10%      3.00%      3.31%       3.34%      3.17%
Net Investment Income/Loss to Average
  Net Assets                                          (1.62%)    (2.29%)    (0.54%)     (1.03%)    (1.00%)
Ratio of Expenses to Average Net Assets
  excluding country tax expense and
   interest expense                                    2.90%      2.90%      2.90%       2.90%      2.90%

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1%, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                   APPENDIX--DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                           LONG-TERM CREDIT RATINGS--
                                INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                                SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE--A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                 SHORT-TERM DEBT

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan                     Jack E. Nelson
Jerry D. Choate                       Richard F. Powers, III*
Linda Hutton Heagy                    Phillip B. Rooney
R. Craig Kennedy                      Wayne W. Whalen*
Mitchell M. Merin*                    Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN EMERGING MARKETS FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Emerging Markets Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Emerging Markets Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
EMERGING MARKETS FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                 VAN KAMPEN
                                                 INVESTMENTS
                                       GENERATIONS OF EXPERIENCE(SM)


The Fund's Investment Company
Act File No. is 811-7140.

                                                           MSEM PRO 10/01

VAN KAMPEN EQUITY GROWTH FUND

Van Kampen Equity Growth Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                            VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                     3
Fees and Expenses of the Fund                                           5
Investment Objective, Policies and Risks                                6
Investment Advisory Services                                           10
Purchase of Shares                                                     11
Redemption of Shares                                                   18
Distributions from the Fund                                            19
Shareholder Services                                                   20
Federal Income Taxation                                                22
Financial Highlights                                                   23

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies that exhibit strong earnings growth. The Fund emphasizes individual security selection and may generally focus its investments in a relatively small number of companies within the limits permissible for a diversified fund. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change.

Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures, contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS.
In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN
1999          38.3%
2000         -12.3%

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -24.83%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.41% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -15.23% (for the quarter ended December 31, 2000).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                               PAST       SINCE
DECEMBER 31, 2000                          1 YEAR    INCEPTION
-----------------------------------------------------------------
Van Kampen Equity Growth Fund--
  Class A Shares                           -17.31%     8.89%(1)
Standard & Poor's 500 Index                 -9.10%     8.75%(1)
-----------------------------------------------------------------
Van Kampen Equity Growth Fund--
  Class B Shares                           -17.06%     9.62%(1)
Standard & Poor's 500 Index                 -9.10%     8.75%(1)
-----------------------------------------------------------------
Van Kampen Equity Growth Fund--
  Class C Shares                           -13.72%    10.58%(1)
Standard & Poor's 500 Index                 -9.10%     8.75%(1)
-----------------------------------------------------------------
Inception date: (1) 5/28/98


* THE STANDARD & POOR'S 500 INDEX IS A BROAD-BASED INDEX OF 500 WIDELY HELD COMMON STOCKS OF COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION (ASSUMES DIVIDENDS ARE REINVESTED).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                    CLASS A            CLASS B          CLASS C
                                                    SHARES             SHARES           SHARES
-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)               5.75%(1)           None             None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                              None(2)             5.00%(3)         1.00%(4)
-------------------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on reinvested dividends                   None               None             None
-------------------------------------------------------------------------------------------------
Redemption fee                                      None               None             None
-------------------------------------------------------------------------------------------------
Exchange fee                                        None               None             None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------
Management fees(5)                                  0.80%               0.80%            0.80%
-------------------------------------------------------------------------------------------------
Distribution and/or service
  (12b-1) fees(6)                                   0.25%               1.00%(7)         1.00%(7)
-------------------------------------------------------------------------------------------------
Other expenses(5)                                   0.53%               0.53%            0.53%
-------------------------------------------------------------------------------------------------
Total annual fund operating expenses(5)             1.58%               2.33%            2.33%
-------------------------------------------------------------------------------------------------

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."
(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."
(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:
         YEAR 1-5.00%
         YEAR 2-4.00%
         YEAR 3-3.00%
         YEAR 4-2.50%
         YEAR 5-1.50%
         AFTER-NONE
         SEE "PURCHASE OF SHARES--CLASS B SHARES."
(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.50% FOR CLASS A SHARES, 2.25% FOR CLASS B SHARES AND 2.25% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2001. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.

(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."

(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     ONE    THREE    FIVE      TEN
                                     YEAR   YEARS    YEARS    YEARS
----------------------------------------------------------------------
Class A Shares                       $726   $1,045   $1,386   $2,345
----------------------------------------------------------------------
Class B Shares                       $736   $1,027   $1,395   $2,479*
----------------------------------------------------------------------
Class C Shares                       $336     $727   $1,245   $2,666
----------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                     ONE    THREE    FIVE      TEN
                                     YEAR   YEARS    YEARS    YEARS
----------------------------------------------------------------------
Class A Shares                       $726   $1,045   $1,386   $2,345
----------------------------------------------------------------------
Class B Shares                       $236     $727   $1,245   $2,479*
----------------------------------------------------------------------
Class C Shares                       $236     $727   $1,245   $2,666
----------------------------------------------------------------------


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's investment adviser emphasizes a "bottom-up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong earnings growth and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.

The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's investment adviser believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's investment adviser continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth.

The Fund focuses its investments in a smaller number of companies within the limits permissible for a diversified fund. While the Fund invests its assets in a number of issuers, the Fund may invest between 5% and 10% of its assets in selected issuers. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Although the Fund generally invests in medium- and larger-sized companies, it also may invest in medium and smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

                               RISKS OF INVESTING
                        IN SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate future contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested, for non-hedging purposes, in Strategic Transactions other than futures contracts and options on futures contracts.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which, would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                        % PER ANNUM
------------------------------------------------------------
First $500 million                                   0.80%
------------------------------------------------------------
Next $500 million                                    0.75%
------------------------------------------------------------
Over $1 billion                                      0.70%
------------------------------------------------------------

Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund

(other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser together with its affiliated institutional asset management companies managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Select Growth team. The team is made up of established investment professionals. Current members of the team include Philip W. Friedman, a Managing Director of the Adviser, William S. Auslander, an Executive Director of the Adviser and Peter Dannenbaum, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                      AS % OF    AS % OF
SIZE OF                              OFFERING   NET AMOUNT
INVESTMENT                             PRICE     INVESTED
-----------------------------------------------------------
Less than $50,000                       5.75%      6.10%
-----------------------------------------------------------
$50,000 but less than $100,000          4.75%      4.99%
-----------------------------------------------------------
$100,000 but less than $250,000         3.75%      3.90%
-----------------------------------------------------------
$250,000 but less than $500,000         2.75%      2.83%
-----------------------------------------------------------
$500,000 but less than $1,000,000       2.00%      2.04%
-----------------------------------------------------------
$1,000,000 or more                        *          *
-----------------------------------------------------------

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                         CONTINGENT DEFERRED
                                            SALES CHARGE
                                          AS A PERCENTAGE OF
                                            DOLLAR AMOUNT
YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
--------------------------------------------------------------
First                                           5.00%
--------------------------------------------------------------
Second                                          4.00%
--------------------------------------------------------------
Third                                           3.00%
--------------------------------------------------------------
Fourth                                          2.50%
--------------------------------------------------------------
Fifth                                           1.50%
--------------------------------------------------------------
Sixth and After                                 None
--------------------------------------------------------------

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The
Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(B) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to

     $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's dispo-sition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of theFund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 and for the fiscal period May 29, 1998 (commencement of operations) to June 30, 1998 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                             CLASS A SHARES
                                                        ----------------------------------------------------------
                                                            FISCAL YEAR ENDED JUNE 30,             MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                       2001#         2000#        1999#         TO JUNE 30, 1998
                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 15.42       $ 12.54      $ 10.29            $10.00
                                                        -------       -------      -------            ------
Income From Investment Operations
  Net Investment Loss                                     (0.09)        (0.11)       (0.06)              -0-
  Net Realized and Unrealized Gain/Loss                   (3.85)         3.47         2.31              0.29
                                                        -------       -------      -------            ------
Total From Investment Operations                          (3.94)         3.36         2.25              0.29
                                                        -------       -------      -------            ------
Distributions
  Net Realized Gain                                         -0-         (0.48)         -0-+              -0-
                                                        -------       -------      -------            ------
In Excess of Net Realized Gain                            (0.72)          -0-          -0-               -0-
                                                        -------       -------      -------            ------
Total Distributions                                       (0.72)        (0.48)         -0-               -0-
                                                        -------       -------      -------            ------
Net Asset Value, End of Period                          $ 10.76       $ 15.42      $ 12.54            $10.29
                                                        =======       =======      =======            ======
Total Return                                             (26.15%)(1)    27.26%(1)    21.90%(1)          2.90%(1)**
                                                        =======       =======      =======            ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                       $38,252       $41,625      $17,185            $2,057
Ratio of Expenses to Average Net Assets                    1.50%         1.50%        1.50%             1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                   (0.68%)       (0.77%)      (0.57%)            0.51%
Portfolio Turnover Rate                                      71%           73%         126%               19%**
Effect of Voluntary Expense Limitation
  During the Period
Per Share Benefit to Net Investment Loss                $  0.01       $  0.03      $  0.05            $ 0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                           1.58%         1.69%        1.98%             4.06%
  Net Investment Loss to Average Net Assets               (0.76%)       (0.96%)      (1.05%)           (2.05%)
                                                                              CLASS B SHARES
                                                        ----------------------------------------------------------
                                                            FISCAL YEAR ENDED JUNE 30,              MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                       2001#         2000#        1999#         TO JUNE 30, 1998
                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 15.19       $ 12.45      $ 10.28            $10.00
                                                        -------       -------      -------            ------
Income From Investment Operations
  Net Investment Loss                                     (0.18)        (0.21)      (0.14)               -0-
  Net Realized and Unrealized Gain/Loss                   (3.78)         3.43        2.31               0.28
                                                        -------       -------      -------            ------
Total From Investment Operations                          (3.96)         3.22        2.17               0.28
                                                        -------       -------      -------            ------
Distributions
  Net Realized Gain                                         -0-         (0.48)         -0-+              -0-
                                                        -------       -------      -------            ------
In Excess of Net Realized Gain                            (0.72)           --         --+                -0-
                                                        -------       -------      -------            ------
Total Distributions                                       (0.72)        (0.48)        --+                -0-
                                                        -------       -------      -------            ------
Net Asset Value, End of Period                          $ 10.51       $ 15.19      $ 12.45            $10.28
                                                         ======       =======      =======            ======
Total Return                                             (26.70%)(2)    26.32%(2)    21.14%(2)          2.80%(2)**
                                                        =======       =======      =======            ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                       $43,411       $49,214      $23,978            $1,543
Ratio of Expenses to Average Net Assets                    2.25%         2.25%        2.25%             2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                   (1.43%)       (1.52%)      (1.34%)           (0.25%)
Portfolio Turnover Rate                                      71%           73%         126%               19%**
Effect of Voluntary Expense Limitation
  During the Period
Per Share Benefit to Net Investment Loss                $  0.01       $  0.03      $  0.05            $ 0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                           2.33%         2.44%        2.72%             4.81%
  Net Investment Loss to Average Net Assets               (1.51%)       (1.71%)      (1.81%)           (2.81%)
                                                                              CLASS C SHARES
                                                        ----------------------------------------------------------
                                                              FISCAL YEAR ENDED JUNE 30,           MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                       2001#        2000#        1999#         TO JUNE 30, 1998
                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 15.18       $ 12.44      $ 10.28            $10.00
                                                        -------       -------      -------            ------
Income From Investment Operations
  Net Investment Loss                                     (0.18)        (0.21)       (0.14)             -0-
  Net Realized and Unrealized Gain/Loss                   (3.78)         3.43         2.30             0.28
                                                        -------       -------      -------            ------
Total From Investment Operations                          (3.96)         3.22         2.16             0.28
                                                        -------       -------      -------            ------
Distributions
  Net Realized Gain                                         -0-         (0.48)         -0-+             -0-
                                                        -------       -------      -------            ------
In Excess of Net Realized Gain                            (0.72)          -0-          -0-              -0-
                                                        -------       -------      -------            ------
Total Distributions                                       (0.72)        (0.48)         -0-+             -0-
                                                        -------       -------      -------            ------
Net Asset Value, End of Period                          $ 10.50       $ 15.18      $ 12.44            $10.28
                                                        =======       =======      =======            ======
Total Return                                             (26.72%)(3)    26.34%(3)    21.04%(3)          2.80%(3)**
                                                        =======       =======      =======            ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                       $13,582       $17,197      $ 7,435            $1,543
Ratio of Expenses to Average Net Assets                    2.25%         2.25%        2.25%             2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                   (1.43%)       (1.52%)      (1.32%)           (0.25%)
Portfolio Turnover Rate                                      71%           73%         126%               19%**
Effect of Voluntary Expense Limitation
  During the Period
Per Share Benefit to Net Investment Loss                $  0.01       $  0.03      $  0.05            $ 0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                           2.33%         2.44%        2.75%             4.81%
  Net Investment Loss to Average Net Assets               (1.51%)       (1.71%)      (1.81%)           (2.81%)

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
#    NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

                   (This page has been left blank intentionally.)

                   (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan           Jack E. Nelson

Jerry D. Choate             Richard F. Powers, III*

Linda Hutton Heagy          Phillip B. Rooney

R. Craig Kennedy            Wayne W. Whalen*

Mitchell M. Merin*          Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN EQUITY GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Equity Growth Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Equity Growth Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN EQUITY GROWTH FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

The Fund's Investment Company
Act File No. is 811-7140.

                                                            VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

EQG PRO 10/01

VAN KAMPEN EUROPEAN VALUE EQUITY FUND

Van Kampen European Value Equity Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                        VAN KAMPEN
                                                        INVESTMENTS
                                                  GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                       3
Fees and Expenses of the Fund                                             5
Investment Objective, Policies and Risks                                  6
Investment Advisory Services                                             11
Purchase of Shares                                                       12
Redemption of Shares                                                     19
Distributions from the Fund                                              21
Shareholder Services                                                     21
Federal Income Taxation                                                  23
Financial Highlights                                                     25

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund's investment adviser uses a bottom-up, value-driven approach to investing that seeks to identify securities that it believes are undervalued relative to their market values and other financial measurements with an emphasis on cash flow and the intrinsic value of company assets. Portfolio securities are typically sold when they reach the investment adviser's fair value target or reappraised fair value. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than stock prices of larger-sized, more established companies.

FOREIGN RISKS AND EUROPEAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund may invest) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors adversely affecting issuers located in that region than a more geographically diverse portfolio of investments.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-    Seek capital appreciation over the long term

-    Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in equity securities of European issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN
1999               10.1%
2000                5.4%

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -19.24%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 8.69% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -4.66% (for the quarter ended September 30, 2000).

                             COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Europe Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                       PAST         SINCE
DECEMBER 31, 2000                                  1 YEAR      INCEPTION
Van Kampen European Value Equity Fund--
  Class A Shares                                    -0.68%      7.52%(1)
MSCI Europe Index                                   -8.39%     10.83%(2)

Van Kampen European Value Equity Fund--
  Class B Shares                                    -0.38%      8.41%(1)
MSCI Europe Index                                   -8.39%     10.83%(2)

Van Kampen European Value Equity Fund--
  Class C Shares                                     3.55%      9.44%(1)
MSCI Europe Index                                   -8.39%     10.83%(2)

INCEPTION DATES: (1) 9/25/98, (2) 9/30/98.

* MSCI EUROPE INDEX MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES.

FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                       CLASS A     CLASS B      CLASS C
                                       SHARES      SHARES       SHARES
SHAREHOLDER FEES
(fees paid directly from your
  investment)
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)   5.75%(1)     None        None
Maximum deferred sales charge
  (load) (as a percentage of the
  lesser of original purchase price
  or redemption proceeds)               None(2)      5.00%(3)    1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends       None         None        None
Redemption fee                          None         None        None
Exchange fee                            None         None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management fees(5)                       1.00%       1.00%      1.00%
Distribution and/or service
  (12b-1) fees(6)                        0.25%       1.00%(7)   1.00%(7)
Other expenses(5)                        1.25%       1.10%      1.25%
Total annual fund operating
  expenses(5)                            2.50%       3.10%      3.25%

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES --CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

       YEAR 1-5.00%
       YEAR 2-4.00%
       YEAR 3-3.00%
       YEAR 4-2.50%
       YEAR 5-1.50%
       AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.70% FOR CLASS A SHARES, 2.45% FOR CLASS B SHARES AND 2.45% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2000. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 ONE     THREE      FIVE      TEN
                                 YEAR    YEARS      YEARS     YEARS
Class A Shares                   $814    $1,309     $1,829    $3,248
Class B Shares                   $813    $1,257     $1,775    $3,272*
Class C Shares                   $428    $1,001     $1,698    $3,549

You would pay the following expenses if you did not redeem your shares:

                                 ONE     THREE      FIVE      TEN
                                 YEAR    YEARS      YEARS     YEARS
Class A Shares                   $814    $1,309     $1,829    $3,248
Class B Shares                   $313    $  957     $1,625    $3,272*
Class C Shares                   $328    $1,001     $1,698    $3,549


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. European issuers include issuers from Germany, France, Switzerland, Belgium, Italy, Finland, Sweden, Denmark, Norway and the United Kingdom and issuers located in the developing or emerging market countries of Europe. The Fund's investments in equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Under normal market conditions, the Fund invests: at least 80% of its net assets (plus any borrowings for investment purposes) in securities of European issuers at the time of investment; and at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policies in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policies in the foregoing sentence change, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change.


Under normal market conditions, the Fund's investment adviser selects securities from a universe of all listed European companies. The Fund's investment process is value-driven and based on individual stock selection. In assessing investment opportunities, the Fund's investment adviser considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Fund's investment adviser conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. The Fund's investment adviser makes company visits, reviews the quality of management and considers meetings with senior company management as a factor in the investment process.

While the Fund is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among European countries. To the extent the Fund focuses more of its assets in a single country, it will be more susceptible to factors adversely affecting issuers in that country. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may be made in the securities of companies determined by the Fund's investment adviser to be in developing or emerging market countries as well. Securities in developing or emerging market countries may not be as liquid as those in developed markets and pose greater risks. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. Unlisted securities may not be as liquid as listed securities and pose greater risks to the Fund. The Fund will not, in normal circumstances, invest in the equity securities of U.S. issuers. Because of the Fund's policy of concentrating its investments in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in that region.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial condition of issuers in emerging market countries may be more precarious than in other countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary nuinvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL INFORMATION REGARDING INVESTING IN EUROPEAN ISSUERS. Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

Governments across Europe have initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


INVESTMENT ADVISORY
SERVICES


                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                    % PER ANNUM
First $500 million                                                1.00%
Next $500 million                                                 0.95%
Over $1 billion                                                   0.90%


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's European Value team. The team is made up of established investment professionals. Current members of the European Value team include Margaret Naylor, a Managing Director of the Advisor, Nathalie Degans, an Executive Director of the Adviser, Willem Vinke, an Executive Director of the Adviser and Felicity Smith, a Vice President of the Adviser. The composition of each team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered by one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including
European securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in con-nection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                               AS % OF       AS % OF
SIZE OF                                        OFFERING     NET AMOUNT
INVESTMENT                                       PRICE       INVESTED
Less than $50,000                                5.75%         6.10%
$50,000 but less than $100,000                   4.75%         4.99%
$100,000 but less than $250,000                  3.75%         3.90%
$250,000 but less than $500,000                  2.75%         2.83%
$500,000 but less than $1,000,000                2.00%         2.04%
$1,000,000 or more                               *             *

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 AS A PERCENTAGE OF
                                                    DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO CHARGE
First                                                   5.00%
Second                                                  4.00%
Third                                                   3.00%
Fourth                                                  2.50%
Fifth                                                   1.50%
Sixth and After                                         None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                       WAIVER OF CONTINGENT DEFERRED SALES
                                     CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions,
(iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applica-ble to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be post-poned or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen

Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen

Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling
(800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                             CLASS A SHARES

                                                                    FISCAL YEAR
                                                                   ENDED JUNE 30,     SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                               2001#        2000#    TO JUNE 30, 1999#
                                                                 ---------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.79      $10.65         $10.00
                                                                 ------      ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.10        0.11           0.13
  Net Realized and Unrealized Gain                                (1.04)       1.27           0.54
                                                                 ------      ------         ------
Total From Investment Operations                                  (0.94)       1.38           0.67
                                                                 ------      ------         ------
DISTRIBUTIONS
  Net Investment Income                                           (0.11)      (0.14)         (0.02)
  Net Realized Gain                                                 -0-       (0.10)           -0-
                                                                 ------      ------         ------
  In Excess of Net Realized Gain                                  (0.27)        -0-            -0-
Total Distributions                                               (0.38)      (0.24)         (0.02)
                                                                 ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                   $10.47      $11.79         $10.65
                                                                 ======      ======         ======
Total Return                                                      -8.14%(a)   13.15%(a)       6.75%(a)**
                                                                 ======      ======         ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                $7,577      $6,649         $2,020
Ratio of Expenses to Average Net Assets                            1.70%       1.70%          1.70%
Ratio of Net Investment Income to Average Net Assets               0.89%       0.99%          1.64%
Portfolio Turnover Rate                                              63%         49%            51%**
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to Net Investment Income   $ 0.09      $ 0.23         $ 0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                   2.50%       3.80%          6.20%
  Net Investment Income/Loss to Average Net Assets                 0.09%      (1.11%)        (2.87%)
                                                                             CLASS B SHARES

                                                                     FISCAL YEAR
                                                                    ENDED JUNE 30,   SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                                2001#       2000#   TO JUNE 30, 1999#
                                                                 ---------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.76      $10.62         $10.00
                                                                 ------      ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.02        0.04           0.08
  Net Realized and Unrealized Gain                                (1.01)       1.26           0.55
                                                                 ------      ------         ------
Total From Investment Operations                                  (0.99)       1.30           0.63
                                                                 ------      ------         ------
DISTRIBUTIONS
  Net Investment Income                                           (0.03)      (0.06)         (0.01)
  Net Realized Gain                                                 -0-       (0.10)           -0-
                                                                 ------      ------         ------
  In Excess of Net Realized Gain                                  (0.27)        -0-            -0-
Total Distributions                                               (0.30)      (0.16)         (0.01)
                                                                 ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                   $10.47      $11.76         $10.62
                                                                 ======      ======         ======
Total Return                                                      -8.67%(b)   12.37%(b )      6.26%(b)**
                                                                 ======      ======         ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                $5,084      $7,177         $3,082
Ratio of Expenses to Average Net Assets                            2.25%       2.45%          2.45%
Ratio of Net Investment Income to Average Net Assets               0.22%       0.45%          0.96%
Portfolio Turnover Rate                                              63%         49%            51%**
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to Net Investment Income   $ 0.09      $ 0.23         $ 0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                   3.10%       4.55%          6.61%
  Net Investment Income/Loss to Average Net Assets                (0.63%)     (1.65%)        (3.20%)
                                                                         CLASS C SHARES

                                                                 FISCAL YEAR
                                                                 ENDED JUNE 30,      SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                               2001#       2000#    TO JUNE 30, 1999#
                                                                 ----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.72      $10.59         $10.00
                                                                 ------      ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.01        0.01           0.07
  Net Realized and Unrealized Gain                                (1.02)       1.28           0.53
                                                                 ------      ------         ------
Total From Investment Operations                                  (1.01)       1.29           0.60
                                                                 ------      ------         ------
DISTRIBUTIONS
  Net Investment Income                                           (0.03)      (0.06)         (0.01)
  Net Realized Gain                                                 -0-       (0.10)           -0-
                                                                 ------      ------         ------
  In Excess of Net Realized Gain                                  (0.27)        -0-            -0-
Total Distributions                                               (0.30)      (0.16)         (0.01)
                                                                 ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                   $10.41      $11.72         $10.59
                                                                 ======      ======         ======
Total Return                                                      -8.79%(c)   12.37%(c)       5.96%**(c)
                                                                 ======      ======         ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                $1,999      $2,026         $1,457
Ratio of Expenses to Average Net Assets                            2.45%       2.45%          2.45%
Ratio of Net Investment Income to Average Net Assets               0.08%       0.01%          0.81%
Portfolio Turnover Rate                                              63%         49%            51%**
Effect of Voluntary Expense Reductions
  During the Period Per Share Benefit to Net Investment Income   $ 0.09      $ 0.24         $ 0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                   3.25%       4.55%          7.33%
  Net Investment Income/Loss to Average Net Assets                (0.72%)     (2.09%)        (4.13%)#*

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
#    NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

           (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan           Jack E. Nelson
Jerry D. Choate             Richard F. Powers, III*
Linda Hutton Heagy          Phillip B. Rooney
R. Craig Kennedy            Wayne W. Whalen*
Mitchell M. Merin*          Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN EUROPEAN VALUE EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen European Value Equity Fund
CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen European Value Equity Fund

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
EUROPEAN VALUE
EQUITY FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

The Fund's Investment Company
Act File No. is 811-7140.

                                                        VAN KAMPEN
                                                        INVESTMENTS
                                                  GENERATIONS OF EXPERIENCE(SM)

                                                               EEQ PRO 10/01
                                                               #65106

VAN KAMPEN FOCUS EQUITY FUND

Van Kampen Focus Equity Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                          VAN KAMPEN
                                                          INVESTMENTS

                                                  GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                          3

Fees and Expenses of the Fund                                                5

Investment Objective, Policies and Risks                                     6

Investment Advisory Services                                                10

Purchase of Shares                                                          11

Redemption of Shares                                                        18

Distributions from the Fund                                                 20

Shareholder Services                                                        20

Federal Income Taxation                                                     22

Financial Highlights                                                        24


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of large-capitalization, growth-oriented companies that exhibit strong earnings growth. The Fund emphasizes individual security selection. The Fund generally focuses its investments in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change.


Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity and equity-linked securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy focused on a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a focused portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or #guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                 ANNUAL RETURN

                                    [CHART]

                     1996                37.7%
                     1997                31.7%
                     1998                14.0%
                     1999                45.7%
                     2000               -11.8%

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -24.54%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 25.50% (for the quarter ended December 31,
1998) and the lowest quarterly return for Class A Shares was -19.05% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund, and with the Lipper Capital Appreciation Fund Index**, an index of funds with similar investment objectives. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                 PAST         PAST         SINCE
DECEMBER 31, 2000                            1 YEAR       5 YEARS     INCEPTION
-----------------------------------------------------------------------------------
Van Kampen Focus Equity Fund--
Class A Shares                                 -16.90%     20.15%         20.15%(1)
Standard & Poor's 500 Index                     -9.10%     18.33%         18.33%(2)
Lipper Capital Appreciation Fund Index         -12.93%     14.93%         14.93%(2)
-----------------------------------------------------------------------------------
Van Kampen Focus Equity Fund--
Class B Shares                                 -16.63%     20.55%         20.55%(1)
Standard & Poor's 500 Index                     -9.10%     18.33%         18.33%(2)
Lipper Capital Appreciation Fund Index         -12.93%     14.93%         14.93%(2)
-----------------------------------------------------------------------------------
Van Kampen Focus Equity Fund--
Class C Shares                                 -13.29%     20.70%         20.70%(1)
Standard & Poor's 500 Index                     -9.10%     18.33%         18.33%(2)
Lipper Capital Appreciation Fund Index         -12.93%     14.93%         14.93%(2)
-----------------------------------------------------------------------------------

INCEPTION DATES: (1) 1/2/96, (2) 12/31/95.

* THE STANDARD & POOR'S 500 INDEX IS A BROAD-BASED INDEX OF 500 WIDELY HELD COMMON STOCKS OF COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION (ASSUMES DIVIDENDS ARE REINVESTED).

** THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A COMPOSITE OF MUTUAL FUNDS
   MANAGED FOR MAXIMUM CAPITAL GAINS.

FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                           CLASS A       CLASS B       CLASS C
                                           SHARES        SHARES        SHARES
-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly
from your investment)
-------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(as a percentage of offering
price)                                       5.75%(1)     None          None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the
lesser of original purchase price or
redemption proceeds)                         None(2)      5.00%(3)      1.00%(4)
-------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on reinvested dividends              None         None          None
-------------------------------------------------------------------------------
Redemption fee                               None         None          None
-------------------------------------------------------------------------------
Exchange fee                                 None         None          None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
Fund assets)
-------------------------------------------------------------------------------
Management fees(5)                           0.90%        0.90%         0.90%
-------------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees(6)                              0.25%        1.00%(7)      1.00%(7)
-------------------------------------------------------------------------------
Other expenses(5)                            0.37%        0.37%         0.37%
-------------------------------------------------------------------------------
Total annual fund operating expenses(5)      1.52%        2.27%         2.27%
-------------------------------------------------------------------------------

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

        YEAR 1-5.00%
        YEAR 2-4.00%
        YEAR 3-3.00%
        YEAR 4-2.50%
        YEAR 5-1.50%
        AFTER-NONE

    SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.50% FOR CLASS A SHARES, 2.25% FOR CLASS B SHARES AND 2.25% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2001. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.

(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."

(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
-------------------------------------------------------------------------------
Class A Shares                         $721      $1,028       $1,356     $2,283
-------------------------------------------------------------------------------
Class B Shares                         $730      $1,009       $1,365     $2,417*
-------------------------------------------------------------------------------
Class C Shares                         $330      $  709       $1,215     $2,605
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                       ONE        THREE       FIVE         TEN
                                      YEAR        YEARS       YEARS       YEARS
-------------------------------------------------------------------------------
Class A Shares                         $721      $1,028       $1,356     $2,283
-------------------------------------------------------------------------------
Class B Shares                         $230      $  709       $1,215     $2,417*
-------------------------------------------------------------------------------
Class C Shares                         $230      $  709       $1,215     $2,605
-------------------------------------------------------------------------------


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of equity and equity-linked securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures and options and other specialty securities having equity features. The Fund invests primarily in a portfolio of large-capitalization, growth-oriented companies. The Fund's investment adviser emphasizes a "bottom up" stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong earnings growth and compelling business strategies. The Fund generally focuses its investments in a relatively small number of issuers, which may result in greater volatility of the value of the Fund's shares. Investments in growth-oriented equity securities may have above average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.


The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund emphasizes companies that the Fund's investment adviser believes are positioned to deliver surprisingly strong earnings growth versus consensus expectations. The Fund's investment adviser continually and rigorously studies company developments including business strategy, management focus and financial results, and closely monitors analysts' consensus expectations seeking to identify such companies. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile. Valuation is of secondary importance in the Fund's investment program and is viewed in context of prospects for sustainable earnings growth.

The Fund emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


Although the Fund generally invests in medium and larger-sized companies, it also may invest in smaller-sized companies. The securities of medium and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
-------------------------------------------------------------------------------
First $500 million                                                      0.90%
-------------------------------------------------------------------------------
Next $500 million                                                       0.85%
-------------------------------------------------------------------------------
Over $1 billion                                                         0.80%
-------------------------------------------------------------------------------

Applying this fee schedule, the effective advisory fee rate was 0.90% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan
Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Select Growth team. The team is made up of established investment professionals. Current members of the team include Philip W. Friedman, a Managing Director of the Adviser, William S. Auslander, an Executive Director of the Adviser and Peter Dannenbaum, an Executive Director of the Adviser. The team may change without notice from time to time.



PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the current reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                    AS % OF         AS % OF
SIZE OF                                             OFFERING       NET AMOUNT
INVESTMENT                                           PRICE          INVESTED
-------------------------------------------------------------------------------
Less than $50,000                                      5.75%          6.10%
-------------------------------------------------------------------------------
$50,000 but less than $100,000                         4.75%          4.99%
-------------------------------------------------------------------------------
$100,000 but less than $250,000                        3.75%          3.90%
-------------------------------------------------------------------------------
$250,000 but less than $500,000                        2.75%          2.83%
-------------------------------------------------------------------------------
$500,000 but less than $1,000,000                      2.00%          2.04%
-------------------------------------------------------------------------------
$1,000,000 or more                                       *              *
-------------------------------------------------------------------------------

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A

  CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED
  ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          AS A PERCENTAGE OF
                                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                                        SUBJECT TO CHARGE
-------------------------------------------------------------------------------
First                                                              5.00%
-------------------------------------------------------------------------------
Second                                                             4.00%
-------------------------------------------------------------------------------
Third                                                              3.00%
-------------------------------------------------------------------------------
Fourth                                                             2.50%
-------------------------------------------------------------------------------
Fifth                                                              1.50%
-------------------------------------------------------------------------------
Sixth and After                                                    None
-------------------------------------------------------------------------------

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions,
(iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and

     (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within

15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                      CLASS A SHARES
                                                                                 FISCAL YEAR ENDED JUNE 30,
Selected Per Share Data and Ratios                            2001#           2000#          1999#        1998#        1997
                                                            --------        ----------     --------     ---------    --------
Net Asset Value, Beginning of Period                        $  27.17          $ 22.98      $ 20.01      $ 16.98       $ 14.40
                                                            --------        ----------     --------     ---------    --------
Income From Investment Operations
  Net Investment Income/Loss                                   (0.16)           (0.18)       (0.14)       (0.07)         0.01
  Net Realized and Unrealized Gain                             (6.81)            5.82         4.70         5.03          3.95
                                                            --------        ----------     --------     ---------    --------
Total From Investment Operations                               (6.97)            5.64         4.56         4.96          3.96
                                                            --------        ----------     --------     ---------    --------
Distributions
  Net Investment Income                                          -0-              -0-          -0-          -0-         (0.03)
  Net Realized Gain                                              -0-            (1.45)       (1.59)       (1.93)        (1.35)
  In Excess of Net Realized Gain                               (1.26)             -0-          -0-          -0-           -0-
                                                            --------        ---------     --------     ---------    --------
Total Distributions                                            (1.26)           (1.45)       (1.59)       (1.93)        (1.38)
                                                            --------        ---------     --------     ---------    --------
Net Asset Value, End of Period                              $  18.94        $   27.17      $ 22.98       $ 20.01      $ 16.98
                                                            ========        =========     ========     =========    =========
Total Return                                                  (26.45%)(1)       25.28%(1)    25.57%(1)     30.93%(1)    28.93%(1)
                                                            ========        =========     ========     =========    =========
Ratios and Supplemental Data
Net Assets, End of Period (000's)                           $155,058         $185,983      $73,829       $64,035      $22,521
Ratio of Expenses to Average Net Assets                         1.50%            1.50%        1.50%         1.50%        1.57%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                           (0.73%)         (0.71%)       (0.73%)       (0.37%)      (0.04%)
Portfolio Turnover Rate                                           80%            106%          282%          308%         241%

Effect of Voluntary Expense Reduction During the Period
  Per Share Benefit to Net Investment Income/Loss           $   0.01        $   0.02       $  0.02       $  0.04      $  0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                                1.52%           1.56%         1.61%         1.71%        2.38%
  Net Investment Income/Loss to Average Net Assets             (0.75%)         (0.77%)       (0.84%)       (0.59%)      (0.85%)
                                                                                      CLASS B SHARES
                                                                                 FISCAL YEAR ENDED JUNE 30,
Selected Per Share Data and Ratios                           2001#           2000#          1999#          1998#         1997
                                                           --------        --------       --------       ---------     -------
Net Asset Value, Beginning of Period                       $  26.22        $  22.38       $  19.67       $  16.85      $ 14.38
                                                           --------        --------       --------       ---------     -------
Income From Investment Operations
  Net Investment Income/Loss                                  (0.32)          (0.36)         (0.28)         (0.21)       (0.02)
  Net Realized and Unrealized Gain                            (6.55)           5.65           4.58           4.96         3.86
                                                           --------        --------       --------       ---------     -------
Total From Investment Operations                              (6.87)           5.29           4.30           4.75         3.84
                                                           --------        --------       --------       ---------     -------
Distributions
  Net Investment Income                                         -0-             -0-            -0-            -0-        (0.02)
  Net Realized Gain                                             -0-           (1.45)         (1.59)         (1.93)       (1.35)
  In Excess of Net Realized Gain                              (1.26)            -0-            -0-            -0-          -0-
                                                           --------        --------       --------       ---------     -------
Total Distributions                                           (1.26)          (1.45)         (1.59)         (1.93)       (1.37)
                                                           --------        --------       --------       ---------     -------
Net Asset Value, End of Period                             $  18.09        $  26.22       $  22.38       $  19.67      $ 16.85
                                                           ========        ========       ========       =========     =======
Total Return                                                 (27.01%)(2)      24.42%(2)      24.59%(2)      29.94%(2)    28.01%(2)
                                                           ========        ========       ========       =========     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                          $230,532        $307,758       $176,189       $130,497      $34,382
Ratio of Expenses to Average Net Assets                        2.25%           2.25%          2.25%          2.25%        2.32%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                          (1.48%)         (1.46%)        (1.50%)        (1.11%)      (0.83%)
Portfolio Turnover Rate                                          80%            106%           282%           308%         241%

Effect of Voluntary Expense Reduction During the Period
  Per Share Benefit to Net Investment Income/Loss          $   0.01        $   0.01       $   0.02       $   0.04      $  0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                               2.27%           2.31%          2.36%          2.47%        2.88%
  Net Investment Income/Loss to Average Net Assets            (1.50%)         (1.52%)        (1.61%)        (1.34%)      (1.43%)
                                                                                      CLASS C SHARES
                                                                                 FISCAL YEAR ENDED JUNE 30,
Selected Per Share Data and Ratios                           2001#           2000#          1999#          1998#         1997
                                                           --------        --------       --------       ---------     -------
Net Asset Value, Beginning of Period                       $ 26.21          $ 22.36        $ 19.66        $ 16.83       $14.37
                                                           --------        --------       --------       ---------     -------
Income From Investment Operations
  Net Investment Income/Loss                                 (0.32)           (0.36)         (0.28)         (0.21)       (0.06)
  Net Realized and Unrealized Gain                           (6.54)            5.66           4.57           4.97         3.89
                                                           --------        --------       --------       ---------     -------
Total From Investment Operations                             (6.86)            5.30           4.29           4.76         3.83
                                                           --------        --------       --------       ---------     -------
Distributions
  Net Investment Income                                        -0-              -0-            -0-            -0-        (0.02)
  Net Realized Gain                                          (1.26)           (1.45)         (1.59)         (1.93)       (1.35)
  In Excess of Net Realized Gain                             (1.26)             -0-            -0-            -0-          -0-
                                                           --------        --------       --------       ---------     -------
Total Distributions                                          (1.26)           (1.45)         (1.59)         (1.93)       (1.37)
                                                           --------        --------       --------       ---------     -------
Net Asset Value, End of Period                             $ 18.09          $ 26.21        $ 22.36        $ 19.66       $16.83
                                                           ========        ========       ========       =========     =======
Total Return                                                (26.95%)(3)       24.38%(3)      24.67%(3)      29.90%(3)    28.04%(3)
                                                           ========        ========       ========       =========     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                          $48,423          $61,316        $27,189        $24,872       $9,410
Ratio of Expenses to Average Net Assets                       2.25%            2.25%          2.25%          2.25%        2.32%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                         (1.48%)          (1.46%)        (1.48%)        (1.13%)      (0.77%)
Portfolio Turnover Rate                                         80%             106%           282%           308%         241%

Effect of Voluntary Expense Reduction During the Period
  Per Share Benefit to Net Investment Income/Loss          $  0.01          $  0.01        $  0.02        $  0.04       $ 0.02
Ratios Before Expense Reduction:
  Expenses to Average Net Assets                              2.27%            2.31%          2.36%          2.25%        3.23%
  Net Investment Income/Loss to Average Net Assets           (1.50%)          (1.52%)        (1.59%)        (1.35%)      (1.67%)


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                  (This page has been left blank intentionally.)

                  (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan                     Jack E. Nelson

Jerry D. Choate                       Richard F. Powers, III*

Linda Hutton Heagy                    Phillip B. Rooney

R. Craig Kennedy                      Wayne W. Whalen*

Mitchell M. Merin*                    Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN FOCUS EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Focus Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Focus Equity Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
FOCUS EQUITY
FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission
(SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                          VAN KAMPEN
The Fund's Investment Company                             INVESTMENTS
Act File No. is 811-7140.
                                                  GENERATIONS OF EXPERIENCE(SM)

                                                  MSAE PRO 10/01
                                                  #65131

VAN KAMPEN GLOBAL VALUE EQUITY FUND

Van Kampen Global Value Equity Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                   PROSPECTUS





                                                           VAN KAMPEN
                                                          INVESTMENTS
                                                GENERATIONS OF EXPERIENCE(SM)

                                Table of Contents

Risk/Return Summary                                                       3

Fees and Expenses of the Fund                                             5

Investment Objective, Policies and Risks                                  6

Investment Advisory Services                                             11

Purchase of Shares                                                       13

Redemption of Shares                                                     20

Distributions from the Fund                                              21

Shareholder Services                                                     22

Federal Income Taxation                                                  24

Financial Highlights                                                     25


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of global equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and equity-linked securities. The Fund's investment adviser uses a "bottom-up" investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, which may include emerging market countries. The Fund's investment adviser seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth with an emphasis on company assets and cash flow. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.) and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on such securities are less than returns on other styles of investing or the overall markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.


FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an under-lying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-    Seek capital appreciation over the long term

-    Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities


-    Can withstand volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a "value" style of investing in equity securities of global issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the three calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


[CHART]

                             ANNUAL RETURN
             1998               13.5%
             1999                3.3%
             2000               10.6%


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -14.18%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.47% (for the quarter ended December 31,
1998) and the lowest quarterly return for Class A Shares was -12.41% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                    PAST         SINCE
DECEMBER 31, 2000                               1 YEAR      INCEPTION
Van Kampen Global Value Equity Fund--
  Class A Shares                                     4.23%      6.28%(1)
MSCI World Index                                   -13.18%     10.93%(2)

Van Kampen Global Value Equity Fund--
  Class B Shares                                     4.66%      6.76%(1)
MSCI World Index                                   -13.18%     10.93%(2)

Van Kampen Global Value Equity Fund--
  Class C Shares                                     8.76%      7.44%(1)
MSCI World Index                                   -13.18%     10.93%(2)

INCEPTION DATES: (1) 10/29/97, (2) 10/31/97.

* THE MSCI WORLD INDEX IS AN UNMANAGED INDEX THAT INCLUDES SECURITIES LISTED ON STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.

FEES AND EXPENSES
OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        CLASS A    CLASS B      CLASS C
                                        SHARES     SHARES       SHARES
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)     5.75%(1)     None       None

Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                    None(2)      5.00%(3)   1.00%(4)

Maximum sales charge (load)
  imposed on reinvested dividends         None         None       None

Redemption fee                            None         None       None

Exchange fee                              None         None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management fees                           1.00%        1.00%      1.00%

Distribution and/or service
  (12b-1) fees(5)                         0.25%        1.00%(6)   1.00%(6)

Other expenses                            0.39%        0.39%      0.39%

Total annual fund operating expenses      1.64%        2.39%      2.39%

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

                 YEAR 1-5.00%
                 YEAR 2-4.00%
                 YEAR 3-3.00%
                 YEAR 4-2.50%
                 YEAR 5-1.50%
                 AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES-- CLASS C SHARES."

(5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."

(6) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST
     OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF
     SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $732    $1,063     $1,415    $2,407

Class B Shares                   $742    $1,045     $1,425    $2,540*

Class C Shares                   $342    $  745     $1,275    $2,726

You would pay the following expenses if you did not redeem your shares:

                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $732    $1,063     $1,415    $2,407

Class B Shares                   $242    $  745     $1,275    $2,540*

Class C Shares                   $242    $  745     $1,275    $2,726


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS


The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities of issuers in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.), and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund's investment adviser uses a "bottom-up" investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, including emerging market countries. Investments in foreign companies may offer greater opportunities for capital appreciation, but also may involve special risks not typically associated with investments in domestic companies. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.


In selecting securities for investment, the Fund emphasizes a "value" style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth with an emphasis on company assets and cash flow. The Fund's investment style presents the risk that the valuations never improve or that the returns on "value" securities are less than returns on other styles of investing or the overall market.

The Fund's investment adviser determines investments for the Fund on an ongoing basis. The Fund's primary approach is to seek securities that the Fund's investment adviser believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's investment adviser believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to an issuer's assets and cash flow. Securities which appear undervalued are then subjected to in-depth fundamental analysis. The Fund's investment adviser conducts a thorough investigation of the company's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Visits with senior management are integral to the investment process.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks, depositary receipts and equity-linked securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.


The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested for non-hedging purposes in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) other than futures contracts and options on futures contracts.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $750 million                                             1.00%

Next $500 million                                              0.95%

Over $1.25 billion                                             0.90%


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each cal-endar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group"), managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL


From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Global Value Team. The team is made up of established investment professionals. Current members of the team include Frances Campion, a Managing Director of the Adviser, Paul Boyne, an Executive Director of the Adviser and Emilio Alvarez, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures setablished by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise.

Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                             AS % OF       AS % OF
SIZE OF                                     OFFERING     NET AMOUNT
INVESTMENT                                    PRICE       INVESTED
Less than $50,000                                5.75%         6.10%

$50,000 but less than $100,000                   4.75%         4.99%

$100,000 but less than $250,000                  3.75%         3.90%

$250,000 but less than $500,000                  2.75%         2.83%

$500,000 but less than $1,000,000                2.00%         2.04%

$1,000,000 or more                                  *             *

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 AS A PERCENTAGE OF
                                                    DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO CHARGE
First                                                     5.00%

Second                                                    4.00%

Third                                                     3.00%

Fourth                                                    2.50%

Fifth                                                     1.50%

Sixth and After                                           None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares #of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $ 3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans")_that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the con-tingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including the payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 and the fiscal period October 29, 1997 (commencement of operations) to June 30, 1998 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                     CLASS A SHARES
                                                 FISCAL YEAR ENDED JUNE 30,         OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS            2001#         2000#       1999#        TO JUNE 30, 1998
                                             --------------------------------------------------------
Net Asset Value, Beginning of Period          $11.10       $11.47       $11.12           $10.00
                                              ------       ------       ------           ------
Income From Investment Operations
  Net Investment Income/Loss                    0.07         0.06         0.05             0.06
  Net Realized and Unrealized Gain/Loss         0.38         0.25         0.40             1.08
                                              ------       ------       ------           ------
Total From Investment Operations                0.45         0.31         0.45             1.14
                                              ------       ------       ------           ------
Distributions
  Net Investment Income                          -0-          -0-        (0.08)           (0.02)
  In Excess of Net Investment Income             -0-          -0-        (0.01)             -0-
  Net Realized Gain                            (0.97)       (0.68)       (0.01)             -0-
                                              ------       ------       ------           ------
    In Excess of Net Realized Gain             (0.01)        -0-          -0-              -0-
Total Distributions                            (0.98)       (0.68)       (0.10)           (0.02)
                                              ------       ------       ------           ------
Net Asset Value, End of Period                $10.57       $11.10       $11.47           $11.12
                                              ======       ======       ======           ======
Total Return                                    3.97%(1)     3.22%(1)     4.05%(1)        11.38%**(1)
                                              ======       ======       ======           ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)            $90,699      $81,714      $76,731          $80,508
Ratio of Expenses to Average Net Assets         1.64%        1.66%        1.65%            1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets                         0.60%        0.53%        0.44%           (0.88%)
Portfolio Turnover Rate                           33%          47%          40%               4%**

                                                            CLASS B SHARES
                                                      FISCAL YEAR ENDED JUNE 30,        OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS               2001#         2000#         1999#      TO JUNE 30, 1998
                                              -----------------------------------------------------------
Net Asset Value, Beginning of Period            $10.96        $11.42        $11.08           $10.00
                                                ------        ------        ------           ------
Income From Investment Operations
  Net Investment Income/Loss                     (0.02)        (0.04)        (0.03)            0.01
  Net Realized and Unrealized Gain/Loss           0.39          0.26          0.39             1.07
                                                ------        ------        ------           ------
Total From Investment Operations                  0.37          0.22          0.36             1.08
                                                ------        ------        ------           ------
Distributions
  Net Investment Income                            -0-           -0-         (0.01)             -0-
  In Excess of Net Investment Income               -0-           -0-          0.00              -0-
  Net Realized Gain                              (0.97)        (0.68)        (0.01)             -0-
                                                ------        ------        ------           ------
    In Excess of Net Realized Gain               (0.01)          -0-           -0-              -0-
Total Distributions                              (0.98)        (0.68)        (0.02)             -0-
                                                ------        ------        ------           ------
Net Asset Value, End of Period                  $10.35        $10.96        $11.42           $11.08
                                                ======        ======        ======           ======
Total Return                                      3.36%(2)      2.24%(2)      3.29%(2)        10.84%**(2)
                                                ======        ======        ======           ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)             $383,907      $442,256      $596,339         $623,229
Ratio of Expenses to Average Net Assets           2.39%         2.41%         2.40%            2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets                          (0.15%)       (0.34%)       (0.31%)           0.12%
Portfolio Turnover Rate                             33%           47%           40%               4%**

                                                                      CLASS C SHARES
                                                   FISCAL YEAR ENDED JUNE 30,         OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS               2001#       2000#        1999#       TO JUNE 30, 1998
                                               -------------------------------------------------------
Net Asset Value, Beginning of Period            $10.96       $11.42       $11.07            $10.00
                                                ------       ------       ------            ------
Income From Investment Operations
  Net Investment Income/Loss                     (0.02)       (0.04)       (0.03)             0.01
  Net Realized and Unrealized Gain/Loss           0.39         0.26         0.40              1.06
                                                ------       ------       ------            ------
Total From Investment Operations                  0.37         0.22         0.37              1.07
                                                ------       ------       ------            ------
Distributions
  Net Investment Income                            -0-          -0-        (0.01)              -0-
  In Excess of Net Investment Income               -0-          -0-        (0.00)              -0-
  Net Realized Gain                              (0.97)       (0.68)       (0.01)              -0-
                                                ------       ------       ------            ------
    In Excess of Net Realized Gain               (0.01)         -0-          -0-               -0-
Total Distributions                              (0.98)       (0.68)       (0.02)              -0-
                                                ------       ------       ------            ------
Net Asset Value, End of Period                  $10.35       $10.96       $11.42            $11.07
                                                ======       ======       ======            ======
Total Return                                      3.36%(3)     2.24%(3)     3.39%(3)         10.74%**(3)
                                                ======       ======       ======            ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)              $38,435      $42,607      $63,140           $69,572
Ratio of Expenses to Average Net Assets           2.39         2.41%        2.40%             2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets                          (0.15%)      (0.36%)      (0.32%)            0.13%
Portfolio Turnover Rate                             33%          47%          40%                4%**


(#) NET INVESTMENT INCOME PER SHARE ARE BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.

  * COMMENCEMENT OF OPERATIONS

 ** NON-ANNUALIZED

  + AMOUNT IS LESS THAN $0.01 PER SHARE


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan                Jack E. Nelson


Jerry D. Choate                  Richard F. Powers, III*


Linda Hutton Heagy               Phillip B. Rooney


R. Craig Kennedy                 Wayne W. Whalen*

Mitchell M. Merin*               Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL VALUE EQUITY FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Global Value Equity Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Global Value Equity Fund


LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
GLOBAL VALUE
EQUITY FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 26, 2001
                                 CLASS A SHARES
                                  CLASS BSHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                           VAN KAMPEN
                                                          INVESTMENTS
                                                GENERATIONS OF EXPERIENCE(SM)

The Fund's Investment Company
Act File No. is 811-7140.


                                                           MSGL PRO 10/01
                                                           #65135

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                       VAN KAMPEN
                                                       INVESTMENTS
                                               GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                       3
Fees and Expenses of the Fund                                             5
Investment Objective, Policies and Risks                                  6
Investment Advisory Services                                             11
Purchase of Shares                                                       13
Redemption of Shares                                                     19
Distributions from the Fund                                              21
Shareholder Services                                                     21
Federal Income Taxation                                                  23
Financial Highlights                                                     25

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a "top-down" investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the evaluation of the Fund's investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for capital appreciation of countries or sectors materially change.

Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-    Seek capital appreciation over the long term

-    Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

-    Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN

1993             22.7%
1994              0.3%
1995             19.7%
1996             13.0%
1997             16.5%
1998             19.4%
1999             23.5%
2000             -9.3%

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -20.42%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -11.46% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                           PAST        PAST         SINCE
DECEMBER 31, 2000                      1 YEAR      5 YEARS     INCEPTION
------------------------------------------------------------------------
Van Kampen Global Equity
Allocation Fund--
  Class A Shares                       -14.46%      10.66%     11.83%(1)
MSCI World Index                       -13.18%      12.12%     13.50%(2)

Van Kampen Global Equity
Allocation Fund--
  Class B Shares                       -13.72%      10.93%     11.91%(3)
MSCI World Index                       -13.18%      12.12%     12.21%(3)

Van Kampen Global Equity
Allocation Fund--
  Class C Shares                       -10.74%      11.15%     11.83%(1)
MSCI World Index                       -13.18%      12.12%     13.50%(2)


INCEPTION DATES: (1) 1/4/93, (2) 12/31/92, (3) 8/1/95.



* THE MSCI WORLD INDEX IS AN UNMANAGED INDEX THAT INCLUDES SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.

FEES AND EXPENSES
OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                         CLASS A    CLASS B      CLASS C
                                          SHARES     SHARES       SHARES
--------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)       5.75%(1)    None       None

Maximum deferred sales charge
  (load) (as a percentage of the lesser
  of original purchase price or
  redemption proceeds)                      None(2)     5.00%(3)   1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends           None        None       None
Redemption fee                              None        None       None
Exchange fee                                None        None       None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  Fund assets)

Management fees                             1.00%       1.00%      1.00%
Distribution and/or service
  (12b-1) fees(5)                           0.25%       1.00%(6)   1.00%(6)
Other expenses                              0.40%       0.40%      0.40%
Total annual fund operating expenses        1.65%       2.40%      2.40%
--------------------------------------------------------------------------

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

           YEAR 1-5.00%
           YEAR 2-4.00%
           YEAR 3-3.00%
           YEAR 4-2.50%
           YEAR 5-1.50%
           AFTER-NONE

    SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."

(6) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares are purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  ONE     THREE      FIVE        TEN
                                 YEAR     YEARS     YEARS      YEARS
Class A Shares                   $733    $1,065     $1,420    $2,417

Class B Shares                   $743    $1,048     $1,430    $2,550*

Class C Shares                   $343    $  748     $1,280    $2,736

You would pay the following expenses if you did not redeem your shares:

                                  ONE     THREE     FIVE        TEN
                                 YEAR     YEARS     YEARS      YEARS
Class A Shares                   $733    $1,065     $1,420    $2,417

Class B Shares                   $243    $  748     $1,280    $2,550*

Class C Shares                   $243    $  748     $1,280    $2,736


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES ARE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a "top-down" investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's invest-ment adviser to assess the effect of such economic and market trends on different countries and sectors of the market. Because of the managed approach of the Fund, portfolio turnover of the Fund may be greater than portfolio turnover of other mutual funds. The Fund's portfolio turnover is shown under the heading "Financial Highlights." A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.

By analyzing a variety of macroeconomic and political factors, the Fund's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Fund's investment adviser believes to be a fair value for the securities market of each country. Discrepancies between actual value and fair value, as determined by the Fund's investment adviser, provide an expected return for each securities market. The expected return is adjusted by currency return expectations derived from the investment adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country and sector allocation decision is then reached by considering the expected total return in light of various considerations such as market size, volatility, liquidity and country risk.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.

The investment adviser's sell decisions are based on a country's or industry/sector's relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

The Fund only invests in convertible debt securities considered to be "investment grade" at the time of investment. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other internationally recognized statistical rating organization ("IRSRO") or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in of foreign issuers securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                    % PER ANNUM
First $750 million                                                1.00%
Next $500 million                                                 0.95%
Over $1.25 billion                                                0.90%

Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Active International Allocation team. The team is made up of established investment professionals. Current members of the team include Ann D. Thivierge, a Managing Director of the Adviser and Barton M. Biggs, a Managing Director of the Adviser. The composition of the team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including
European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                AS % OF       AS % OF
SIZE OF                                        OFFERING     NET AMOUNT
INVESTMENT                                       PRICE       INVESTED
Less than $50,000                                5.75%         6.10%
$50,000 but less than $100,000                   4.75%         4.99%
$100,000 but less than $250,000                  3.75%         3.90%
$250,000 but less than $500,000                  2.75%         2.83%
$500,000 but less than $1,000,000                2.00%         2.04%
$1,000,000 or more                               *             *

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
                                                 AS A PERCENTAGE OF
                                                   DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO CHARGE
First                                                     5.00%
Second                                                    4.00%
Third                                                     3.00%
Fourth                                                    2.50%
Fifth                                                     1.50%
Sixth and After                                           None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the

Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                  CLASS A SHARES
                                            ----------------------------------------------------------
                                                            FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS            2001#         2000#       1999#        1998#        1997
                                            --------      --------     -------     --------     -------
Net Asset Value, Beginning of Period        $  17.74      $  16.86     $ 16.67     $  16.57     $ 14.75
                                            --------      --------     -------     --------     -------
Income From Investment Operations
  Net Investment Income/Loss                    0.07          0.02        0.07         0.21        0.10
  Net Realized and Unrealized Gain/Loss        (2.52)         2.09        1.21         2.07        2.76
                                            --------      --------     -------     --------     -------
Total From Investment Operations               (2.45)         2.11        1.28         2.28        2.86
                                            --------      --------     -------     --------     -------
Distributions
  Net Investment Income                          -0-           -0-       (0.07)       (0.35)      (0.55)
  In Excess of Net Investment Income             -0-           -0-       (0.15)         -0-         -0-
  Net Realized Gain                            (1.47)        (1.23)      (0.87)       (1.83)      (0.49)
  In Excess of Net Realized Gain               (1.21)          -0-         -0-          -0-         -0-
                                            --------      --------     -------     --------     -------
Total Distributions                            (2.68)        (1.23)      (1.09)       (2.18)      (1.04)
                                            --------      --------     -------     --------     -------
Net Asset Value, End of Period              $  12.61      $  17.74    $  16.86     $  16.67     $ 16.57
                                            ========      ========    ========     ========     =======
Total Return                                  (15.03%)(1)    12.83%(1)    8.41%(1)    16.17%(1)   20.61%(1)
                                            ========      ========    ========     ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $284,643      $301,905    $240,121     $261,633     $72,704
Ratio of Expenses to Average Net Assets         1.65%         1.70%       1.70%        1.61%       1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets                         0.43%         0.12%       0.47%        1.30%       0.59%
Portfolio Turnover Rate                           58%           99%         84%         108%         45%
Effect of Voluntary Expense Limitation During
  the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A           N/A    $   0.00+    $   0.02     $  0.03
Ratios Before Expense Limitation:
Expenses to Average Net Assets                   N/A           N/A        1.73%        1.62%       1.90%
Net Investment Income/Loss to Average
  Net Assets                                     N/A           N/A        0.44%        1.30%       0.40%
                                                                    CLASS B SHARES
                                            ----------------------------------------------------------
                                                                FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS           2001#          2000#      1999#         1998#       1997
                                            --------      --------    --------     --------     -------
Net Asset Value, Beginning of Period        $  16.96      $  16.28    $  16.14     $  16.15     $ 14.46
                                            --------      --------    --------     --------     -------
Income From Investment Operations
  Net Investment Income/Loss                   (0.05)        (0.11)      (0.04)        0.09       (0.05)
  Net Realized and Unrealized Gain/Loss        (2.39)         2.02        1.16         2.01        2.73
                                            --------      --------    --------     --------     -------
Total From Investment Operations               (2.44)         1.91        1.12         2.10        2.68
                                            --------      --------    --------     --------     -------
Distributions
  Net Investment Income                          -0-           -0-       (0.04)       (0.28)      (0.50)
  In Excess of Net Investment Income             -0-           -0-       (0.07)         -0-         -0-
  Net Realized Gain                            (1.47)        (1.23)      (0.87)       (1.83)      (0.49)
  In Excess of Net Realized Gain               (1.21)          -0-         -0-          -0-         -0-
                                            --------      --------    --------     --------     -------
Total Distributions                            (2.68)        (1.23)      (0.98)       (2.11)      (0.99)
                                            --------      --------    --------     --------     -------
Net Asset Value, End of Period              $  11.84      $  16.96    $  16.28     $  16.14     $ 16.15
                                            ========      ========    ========     ========     =======
Total Return                                  (15.73%)(2)    12.03%(2)    7.50%(2)    15.33%(2)   19.64%(2)
                                            ========      ========    ========     ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $187,081      $252,078    $232,644     $225,797     $38,962
Ratio of Expenses to Average Net Assets         2.40%         2.45%       2.45%        2.35%       2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets                        (0.32%)       (0.65%)     (0.27%)       0.60%      (0.11%)
Portfolio Turnover Rate                           58%           99%         84%         108%         45%
Effect of Voluntary Expense Limitation
  During the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A           N/A    $   0.00+    $   0.02     $  0.09
Ratios Before Expense Limitation:
Expenses to Average Net Assets                   N/A           N/A        2.49%        2.36%       2.65%
Net Investment Income/Loss to Average
  Net Assets                                     N/A           N/A       (0.30%)       0.60%      (0.30%)
                                                                  CLASS C SHARES
                                            ----------------------------------------------------------
                                                              FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS            2001#         2000#       1999#        1998#        1997
                                            --------      --------    --------     --------     -------
Net Asset Value, Beginning of Period        $  17.16      $  16.46    $  16.30     $  16.24     $ 14.49
                                            --------      --------    --------     --------     -------
Income From Investment Operations
  Net Investment Income/Loss                   (0.05)        (0.11)      (0.04)        0.08       (0.03
  Net Realized and Unrealized Gain/Loss        (2.41)         2.04        1.18         2.05        2.73
                                            --------      --------    --------     --------     -------
Total From Investment Operations               (2.46)         1.93        1.14         2.13        2.70
                                            --------      --------    --------     --------     -------
Distributions
  Net Investment Income                          -0-           -0-       (0.04)       (0.24)      (0.46)
  In Excess of Net Investment Income             -0-           -0-       (0.07)         -0-         -0-
  Net Realized Gain                            (1.47)        (1.23)      (0.87)       (1.83)      (0.49)
  In Excess of Net Realized Gain               (1.21)          -0-         -0-          -0-         -0-
                                            --------      --------    --------     --------     -------
Total Distributions                            (2.68)        (1.23)      (0.98)       (2.07)      (0.95)
                                            --------      --------    --------     --------     -------
Net Asset Value, End of Period              $  12.02      $  17.16    $  16.46     $  16.30     $ 16.24
                                            ========      ========    ========     ========     =======
Total Return                                  (15.65%)(3)    12.02%(3)    7.61%(3)    15.37%(3)   19.69%(3)
                                            ========      ========    ========     ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)           $ 77,007      $104,715    $101,013     $108,650     $78,199
Ratio of Expenses to Average Net Assets         2.40%         2.45%       2.45%        2.55%       2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets                          (0.32%)       (0.66%)     (0.28%)       0.52%      (0.16%)
Portfolio Turnover Rate                           58%           99%         84%         108%         45%
Effect of Voluntary Expense Limitation During
  the Period
Per Share Benefit to Net Investment
  Income/Loss                                    N/A           N/A    $   0.00+    $   0.02     $  0.03
Ratios Before Expense Limitation:
Expenses to Average Net Assets                   N/A           N/A        2.48%        2.56%       2.65%
Net Investment Income/Loss to Average
  Net Assets                                     N/A           N/A       (0.30%)       0.52%      (0.34%)


N/A  NOT APPLICABLE
# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED ON DAILY AVERAGE SHARES OUTSTANDING.
*    NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan           Jack E. Nelson
Jerry D. Choate             Richard F. Powers, III*
Linda Hutton Heagy          Phillip B. Rooney
R. Craig Kennedy            Wayne W. Whalen*
Mitchell M. Merin*          Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Global Equity Allocation Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Global Equity Allocation Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission
(SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

The Fund's Investment Company
Act File No. is 811-7140.

                                                        VAN KAMPEN
                                                       INVESTMENTS
                                               GENERATIONS OF EXPERIENCE(SM)

                                                                  MSGE PRO 10/01
                                                                          #65104

Van Kampen International Magnum Fund

Van Kampen International Magnum Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                        VAN KAMPEN
                                                        INVESTMENTS [LOGO]
                                                  GENERATIONS OF EXPERIENCE (SM)

Table of Contents


Risk/Return Summary                                                      3
Fees and Expenses of the Fund                                            5
Investment Objective, Policies and Risks                                 6
Investment Advisory Services                                            11
Purchase of Shares                                                      12
Redemption of Shares                                                    19
Distributions from the Fund                                             20
Shareholder Services                                                    21
Federal Income Taxation                                                 22
Financial Highlights                                                    24


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

hTe Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund's investment adviser makes regional allocation, purchase and sale decisions considering factors such as relative valuations, earnings expectations and macroeconomic factors. The Fund focuses primarily on issuers from countries comprising the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund also may invest up to 35% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


                          PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.



Additionally, stock prices of small- and medium-sized companies (in which the Fund may invest) in which the Fund may invest often fluctuate more and may fall more than the stock prices of the larger companies during an overall stock market decline.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions and greater delays and disruptions in settlement transactions.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-   Seek capital appreciation over the long term

-   Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

-   Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes investing in equity securities of foreign issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the four calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN
             1997                   6.1%
             1998                   5.6%
             1999                  23.1%
             2000                 -10.8%


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -24.95%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially simi-lar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the four-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.81% (for the quarter ended March 31, 1998) and the lowest quarterly return for Class A Shares was -18.19% (for the quarter ended September 30, 1998).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI EAFE Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.




AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                               PAST        SINCE
DECEMBER 31, 2000                                          1 YEAR     INCEPTION
--------------------------------------------------------------------------------
Van Kampen International Magnum Fund--
  Class A Shares                                         -15.89%     3.86%(1)
MSCI EAFE Index                                          -15.21%     5.40%(2)
--------------------------------------------------------------------------------
Van Kampen International Magnum Fund--
  Class B Shares                                         -15.71%     4.21%(1)
MSCI EAFE Index                                           15.21%     5.40%(2)
--------------------------------------------------------------------------------
Van Kampen International Magnum Fund--
  Class C Shares                                         -12.22%     4.49%(1)
MSCI EAFE Index                                           15.21%     5.40%(2)
--------------------------------------------------------------------------------

Inception dates: (1) 7/1/96, (2) 6/30/96.

* The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends are reinvested net of withholding taxes).



FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS A      CLASS B     CLASS C
                                               SHARES       SHARES      SHARES
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)          5.75%(1)         None        None
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                          None(2)     5.00%(3)    1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends                  None         None        None
Redemption fee                                     None         None        None
Exchange fee                                       None         None        None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management fees                                    0.80%       0.80%       0.80%
Distribution and/or service
  (12b-1) fees(5)                                  0.25%    1.00%(6)    1.00%(6)
Other expenses                                     0.55%       0.55%       0.55%
Total annual fund operating expenses               1.60%       2.35%       2.35%

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase, declining thereafter as follows:

Year 1-5.00%
Year 2-4.00%
Year 3-3.00%
Year 4-2.50%
Year 5-1.50%
 After-None
    See "Purchase of Shares--Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See Purchase of Shares.


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXAMPLE:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       ONE        THREE       FIVE        TEN
                                      YEAR        YEARS       YEARS      YEARS
Class A Shares                         $728      $1,051       $1,396     $2,366
Class B Shares                         $738      $1,033       $1,405     $2,499*
Class C Shares                         $338       $ 733       $1,255    $2,686


You would pay the following expenses if you did not redeem your shares:

                                       ONE        THREE       FIVE        TEN
                                      YEAR        YEARS       YEARS      YEARS
Class A Shares                         $728      $1,051       $1,396     $2,366
Class B Shares                         $238       $ 733       $1,255     $2,499*
Class C Shares                         $238       $ 733       $1,255     $2,686


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the MSCI EAFE Index country weightings determined by the Fund's investment adviser. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund focuses primarily on issuers from countries comprising the MSCI EAFE Index. The Fund may, however, invest up to 5% of its total assets in countries not included in the MSCI EAFE Index, including emerging market countries. The MSCI EAFE Index includes most nations in Western Europe, Australasia, Australia, New Zealand, Hong Kong and the Far East. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Investments in foreign companies may offer greater opportunities for capital appreciation than investments in domestic companies, but also are subject to special risks not typically associated with investing in domestic companies. As a result, the Fund's portfolio may experience greater price volatility than a fund investing in securities of domestic issuers.

The Fund is managed using a two-part process combining the expertise of a team of investment professionals, who individually represent different areas of expertise, and who together develop investment strategies for the Fund to use in making buy and sell decisions. Members of the global research team are located in offices around the world, including New York, London, Tokyo and Singapore. The Fund's investment adviser makes regional allocation decisions based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors, and input from the regionally located research teams. Once regional allocations have been determined, regional specialists seek to identify companies they believe are attractively valued. Specialists analyze each company's finances, products and management, and members of the investment teams often meet with each company's management before a security is purchased for the Fund's portfolio.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


Under normal market conditions, the Fund may invest up to 35% of its total assets in in debt securities including certain short- and medium-term debt securities as well as money market instruments. Money-market instruments include obligations of the United States or foreign governments, high-quality short-term debt securities (including Eurodollar certificates of deposit), prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks and repurchase agreements. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than a Fund's investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.
                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes
(measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments").
Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


AVERAGE DAILY NET ASSETS          % PER ANNUM
First $500 million                      0.80%
Next $500 million                       0.75%
Over $1 billion                         0.70%


Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT.
The Fund is managed by the Adviser's International Magnum team. The team is made up of established investment professionals. Current members of the team include Francine J. Bovich, a Managing Director of the Adviser. The composition of the team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services
Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                            AS % OF         AS % OF
SIZE OF                                    OFFERING       NET AMOUNT
INVESTMENT                                   PRICE         INVESTED
Less than $50,000                           5.75%           6.10%
$50,000 but less than $100,000              4.75%           4.99%
$100,000 but less than $250,000             3.75%           3.90%
$250,000 but less than $500,000             2.75%           2.83%
$500,000 but less than $1,000,000           2.00%           2.04%
$1,000,000 or more                          *               *

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          AS A PERCENTAGE OF
                                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                                        SUBJECT TO CHARGE
First                                                              5.00%
Second                                                             4.00%
Third                                                              3.00%
Fourth                                                             2.50%
Fifth                                                              1.50%
Sixth and After                                                     None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net #assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE
Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and

(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any participating Fund) from discontinuing the sales of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(a) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options
(3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day.

It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998, and the fiscal period July 1, 1996 (commencement of operations) to June 30, 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                CLASS A SHARES
                                                        ---------------------------------------------------------------
                                                                                                          JULY 1, 1996*
                                                                 FISCAL YEAR ENDED JUNE 30,                    TO
SELECTED PER SHARE DATA AND RATIOS                           2001#       2000#      1999#        1998#    JUNE 30, 1997
                                                        ---------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 15.58       $ 13.57     $ 14.85      $ 13.91     $ 12.00
                                                           -------       -------     -------      -------     -------
Income From Investment Operations
  Net Investment Income/Loss                                  0.07          0.04        0.05         0.17        0.17
  Net Realized and Unrealized Gain/Loss                      (3.16)         1.97       (0.91)        0.96        1.88
                                                           -------       -------     -------      -------     -------
Total From Investment Operations                             (3.09)         2.01       (0.86)        1.13        2.05
                                                           -------       -------     -------      -------     -------
Distributions
  Net Investment Income                                      -0-           -0-         (0.25)       (0.18)      (0.13)
  In Excess of Net Investment Income                         -0-           -0-         (0.01)       -0-         -0-
  Net Realized Gain                                          -0-           -0-         -0-          (0.01)      (0.01)
  In Excess of Net Realized Gain                             (0.15)        -0-         (0.16)       -0-          -0-
                                                           -------       -------     -------      -------     -------
Total Distributions                                          (0.15)        -0-         (0.42)       (0.19)      (0.14)
                                                           -------       -------     -------      -------     -------
Net Asset Value, End of Period                             $ 12.34       $ 15.58     $ 13.57      $ 14.85     $ 13.91
                                                           =======       =======     =======      =======     =======
Total Return                                                (20.00%)(1)    14.81%(1)   (5.54%)(1)    8.32%(1)    7.30%(1)**
                                                           =======       =======     =======      =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                          $77,141       $62,699     $45,573      $66,817     $21,961
Ratio of Expenses to Average Net Assets                       1.60%         1.65%       1.65%        1.65%       1.65%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                       0.47%         0.26%       0.37%        1.19%       1.39%
Portfolio Turnover Rate                                         41%           66%         70%          35%         22%**

Effect of Voluntary Expense Reductions During the Period
Per Share Benefit to Net Investment Income/Loss                 N/A      $  0.00      $ 0.00+     $  0.02      $ 0.11
Ratios Before Expense Reductions:
Expenses to Average Net Assets                                  N/A         1.68%       1.71%       1.82%        2.50%
Net Investment Income/Loss to Average Net Assets                N/A         0.23%       0.33%       1.02%        0.52%

                                                                                CLASS B SHARES
                                                        ---------------------------------------------------------------
                                                                                                          JULY 1, 1996*
                                                                 FISCAL YEAR ENDED JUNE 30,                    TO
SELECTED PER SHARE DATA AND RATIOS                           2001#       2000#      1999#        1998#    JUNE 30, 1997
                                                        ---------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 15.35      $ 13.47     $ 14.72      $ 13.84     $ 12.00
                                                           -------      -------     -------      -------     -------
Income From Investment Operations
  Net Investment Income/Loss                                (0.05)        (0.08)      (0.04)        0.05        0.10
  Net Realized and Unrealized Gain/Loss                     (3.03)         1.96       (0.90)        0.97        1.85
                                                           -------      -------     -------      -------     -------
Total From Investment Operations                            (3.08)         1.88       (0.94)        1.02        1.95
                                                           -------      -------     -------      -------     -------
Distributions
  Net Investment Income                                     -0-           -0-         (0.15)       (0.13)      (0.10)
  In Excess of Net Investment Income                        -0-           -0-         (0.00)+      -0-         -0-
  Net Realized Gain                                         -0-           -0-            --        (0.01)      (0.01)
  In Excess of Net Realized Gain                            (0.15)        -0-         (0.16)       -0-         -0-

Total Distributions                                         (0.15)        -0-         (0.31)       (0.14)      (0.11)
                                                           -------      -------     -------      -------     -------
Net Asset Value, End of Period                             $ 12.12      $ 15.35     $ 13.47      $ 14.72      $13.84
                                                           =======      =======     =======      =======     =======
Total Return                                                (20.28%)(2)   14.12%(2)   (6.28%)(2)    7.55%(2)   16.40%(2)**
                                                           =======      =======     =======      =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                          $40,312      $55,573     $48,096     $51,541      $18,215
Ratio of Expenses to Average Net Assets                       2.35%        2.40%       2.40%        2.40%       2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                      (0.34%)      (0.55%)     (0.33%)       0.40%       0.54%
Portfolio Turnover Rate                                         41%          66%         70%          35%         22%**

Effect of Voluntary Expense Reductions During the Period
Per Share Benefit to Net Investment Income/Loss                N/A      $  0.00+    $  0.00+     $  0.02      $ 0.17
Ratios Before Expense Reductions:
Expenses to Average Net Assets                                 N/A         2.43%       2.46%        2.57%       3.34%
Net Investment Income/Loss to Average Net Assets               N/A        (0.58%)     (0.37%)       0.23%      (0.42%)


                                                                                CLASS B SHARES
                                                        -----------------------------------------------------------------
                                                                                                            JULY 1, 1996*
                                                                 FISCAL YEAR ENDED JUNE 30,                      TO
SELECTED PER SHARE DATA AND RATIOS                           2001#       2000#      1999#          1998#    JUNE 30, 1997
                                                        -----------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 15.43      $ 13.52     $ 14.78      $ 13.83      $12.00
                                                            -------      -------     -------       -------     -------
Income From Investment Operations
  Net Investment Income/Loss                                  (0.05)       (0.09)      (0.03)        0.05        0.06
  Net Realized and Unrealized Gain/Loss                       (3.05)        2.00       (0.92)        0.99        1.88
                                                            -------      -------     -------       -------     -------
Total From Investment Operations                              (3.10)        1.91       (0.95)        1.04        1.94
                                                            -------      -------     -------       -------     -------
Distributions
  Net Investment Income                                       -0-          -0-         (0.15)       (0.08)      (0.10)
  In Excess of Net Investment Income                          -0-          -0-         (0.00)+      -0-         -0-
  Net Realized Gain                                           -0-          -0-         -0-          (0.01)      (0.01)
  In Excess of Net Realized Gain                              (0.15)       -0-         (0.16)       -0-         -0-
                                                            -------      -------     -------       -------     -------
Total Distributions                                           (0.15)       -0-         (0.31)       (0.09)      (0.11)
                                                            -------      -------     -------       -------     -------
Net Asset Value, End of Period                              $ 12.18      $ 15.43     $ 13.52       $ 14.78      $13.83
                                                            =======      =======     =======       =======     =======
Total Return                                                 (20.26%)(3)   14.13%(3)   (6.25%)(3)     7.55%(3)   16.27%(3)**
                                                            =======      =======     =======       =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                            $13,055       $15,235    $14,187      $15,520      $9,156
Ratio of Expenses to Average Net Assets                         2.35%         2.40%      2.40%        2.40%       2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets                                        (0.35%)       (0.58%)    (0.26%)       0.36%       0.29%
Portfolio Turnover Rate                                           41%           66%        70%          35%         22%**

Effect of Voluntary Expense Reductions During the Period
Per Share Benefit to Net Investment Income/Loss                  N/A       $ 0.00+    $ 0.00+      $  0.02      $ 0.21
Ratios Before Expense Reductions:
Expenses to Average Net Assets                                   N/A           2.43%    2.46%         2.56%       3.45%
Net Investment Income/Loss to Average Net Assets                 N/A          (0.61%)  (0.30%)        0.20%      (0.77%)



*   Commencement of operations
**  Non-Annualized

+   Amount is less than $0.01 per share

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


# Net investment income/loss per share is based upon daily average shares outstanding.


N/A  = Not Applicable

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS


J. Miles Branagan                     Jack E. Nelson
Jerry D. Choate                       Richard F. Powers, III*
Linda Hutton Heagy                    Phillip B. Rooney
R. Craig Kennedy                      Wayne W. Whalen*
Mitchell M. Merin*                    Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Manager Account system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN INTERNATIONAL MAGNUM FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen International Magnum Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen International Magnum Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, Il 60601

VAN KAMPEN
INTERNATIONAL
MAGNUM FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                          VAN KAMPEN
                                                      INVESTMENTS [LOGO]
The Fund's Investment Company
Act File No. is 811-7140.                       GENERATIONS OF EXPERIENCE(SM)

                                              MSIM PRO 10/01
                                              #65133

VAN KAMPEN LATIN AMERICAN FUND

Van Kampen Latin American Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                             VAN KAMPEN
                                                             INVESTMENTS
                                                   GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS


Risk/Return Summary                                                            3
Fees and Expenses of the Fund                                                  6
Investment Objective, Policies and Risks                                       7
Investment Advisory Services                                                  15
Purchase of Shares                                                            16
Redemption of Shares                                                          23
Distributions from the Fund                                                   24
Shareholder Services                                                          25
Federal Income Taxation                                                       27
Financial Highlights                                                          28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.


                         PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of:


- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America; and

- debt securities issued or guaranteed by Latin American governments or governmental entities.

Under normal market conditions, the Fund invests primarily in equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depository receipts and equity interests in trusts or partnerships.

The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among Latin American countries (based on relative economic, political and social fundamentals; stock valuations; and investor sentiment) with bottom-up fundamental analysis of Latin American issuers (seeking to identify issuers with strong earnings growth potential). The Fund's investment adviser focuses on companies offering attractive growth opportunities, reasonable valuations and/or management with strong shareholder value orientation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of one or more of the factors listed above materially change. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries.

Under normal market conditions, the Fund will invest more than 25% (but not more than 50%) of the Fund's total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality. The Fund's investments in emerging market countries' securities and lower-grade securities involve greater risks than investments in developed countries or higher-grade securities.


The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.


In general, market values of equity securities are more volatile than debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Latin American issuers may underperform relative to other sectors. Historically, securities of Latin American issuers have sometimes gone through extended periods when they did not perform as well as securities of domestic issuers or issuers of countries in other regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more than securities prices of larger companies.

FOREIGN, EMERGING MARKET COUNTRIES AND LATIN AMERICAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund invests) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.


The Fund is subject to additional risks associated with investing in securities of companies or governments that are subject to economic and financial factors and conditions of the Latin American region. Securities markets of Latin American countries are substantially smaller, less liquid, less regulated and more volatile than domestic securities markets. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors affecting issuers in that region than a more geographically diverse portfolio of investments.

TELECOMMUNICATIONS RISKS. Because the Fund emphasizes telecommunication companies, its portfolio is more susceptible to factors adversely affecting the telecommunications industry than a Fund without such emphasis. The telecommunications industry is undergoing significant technological and structural developments and may be subject to more governmental regulation than other industries. Securities of telecommunications companies may be more volatile than and may or may not move in tandem with the overall securities markets.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:


-    Seek capital appreciation over the long term

-    Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in equity securities and debt securities of Latin American issuers


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


[CHART]

ANNUAL RETURN
   1995         -20.4%
   1996          47.4%
   1997          39.6%
   1998         -35.9%
   1999          68.2%
   2000         -15.4%


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -20.55%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 40.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -36.09% (for the quarter ended March 31, 1995).


                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund.


The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus).

Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                           PAST              PAST            SINCE
DECEMBER 31, 2000                                      1 YEAR            5 YEARS        INCEPTION
-------------------------------------------------------------------------------------------------
Van Kampen Latin American Fund--
     Class A Shares                                    -20.22%            12.09%         5.48%(1)
MCSI Emerging Markets
     Free Latin America Index                          -16.57%             6.71%         3.59%(2)

Van Kampen Latin American Fund--
     Class B Shares                                    -20.18%            12.48%        11.08%(3)
MCSI Emerging Markets
     Free Latin America Index                          -16.57%             6.71%         5.53%(4)

Van Kampen Latin American Fund--
     Class C Shares                                    -16.83%            12.61%         5.64%(1)
MCSI Emerging Markets
     Free Latin America Index                          -16.57%             6.71%         3.59%(2)


Inception dates: (1) 7/6/94, (2) 6/30/94, (3) 8/1/95, (4) 7/31/95.

* The MSCI Emerging Markets Free Latin American Index is an unmanaged broad-based market capitalization-weighted composite index covering at least 60% of the markets in Argentina, Brazil Free, Chile, Colombia, Mexico Free, Peru and Venezuela, including dividends.


FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                       CLASS A           CLASS B          CLASS C
                                                        SHARES            SHARES           SHARES
-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
Maximum sales charge (load)
     imposed on purchases
     (as a percentage of offering price)                  5.75%(1)      None             None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
     (as a percentage of the lesser of
     original purchase price or
     redemption proceeds)                                 None(2)       5.00%(3)         1.00%(4)
-------------------------------------------------------------------------------------------------
Maximum sales charge (load)
     imposed on reinvested dividends                      None          None             None
-------------------------------------------------------------------------------------------------
Redemption fee                                            None          None             None
-------------------------------------------------------------------------------------------------
Exchange fee                                              None          None             None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------
Management fees(5)                                       1.25%          1.25%            1.25%
-------------------------------------------------------------------------------------------------
Distribution and/or service
     (12b-1) fees(6)                                     0.25%          1.00%(7)         1.00%(7)
-------------------------------------------------------------------------------------------------
Other expenses(5)                                        0.70%          0.70%            0.70%
-------------------------------------------------------------------------------------------------
Total annual fund operating expenses(5)                  2.20%          2.95%            2.95%
-------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
          Year 1-5.00%
          Year 2-4.00%
          Year 3-3.00%
          Year 4-2.50%
          Year 5-1.50%
          After-None
     See "Purchase of Shares--Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees and other expenses such that the actual total annual fund operating expenses were 2.10% for Class A Shares, 2.85% for Class B Shares and 2.85% for Class C Shares for the fiscal year ended June 30, 2001. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           ONE             THREE            FIVE                TEN
                           YEAR            YEARS            YEARS              YEARS
Class A Shares             $785            $1,224           $1,687            $2,963
Class B Shares             $798            $1,213           $1,702            $3,095*
Class C Shares             $398            $  913           $1,552            $3,271


You would pay the following expenses if you did not redeem your shares:


                            ONE             THREE             FIVE              TEN
                           YEAR             YEARS            YEARS             YEARS
Class A Shares             $785            $1,224           $1,687            $2,963
Class B Shares             $298            $  913           $1,552            $3,095*
Class C Shares             $298            $  913           $1,552            $3,271


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's net assets at the time of investment (plus any borrowings for investment purposes) in a portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers"); and

- debt securities issued or guaranteed by Latin American governments or governmental entities ("Sovereign Debt").

The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

Under normal market conditions, the Fund invests primarily or only in equity securities.


The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's investment adviser combines top-down country allocation with bottom-up stock selection. The Fund's investment adviser allocates the Fund's assets among Latin American countries based on relative economic, political and social fundamentals; stock valuations; and investor sentiment. The Fund invests within countries based on fundamental analysis of Latin American issuers and seeks to identify issuers with strong earnings growth potential. The Fund's investment adviser focuses on companies offering attractive growth opportunities, reasonable valuations and management with strong shareholder value orientation.

Latin American countries consist of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year. To the extent the Fund emphasizes issuers of a single country, the Fund is more susceptible to any single economic, political or regulatory occurance affecting issues located in that country. Because of the Fund's policy of concentrating its assets in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurance affecting issuers located in the Latin American region.

Equity securities in which the Fund invests include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships. The Fund may invest in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade or unrated securities determined by the Fund's investment adviser to be of comparable quality, which are commonly referred to as "junk bonds." Such lower-quality securities are regarded as being predominantly speculative and involve significant risks including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. The Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund generally invests in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

The Fund's Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its total assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its total assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 50% of the Fund's total assets.

To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Other Investments and Risk Factors--Temporary defensive strategy."


                         TYPES OF INVESTMENT SECURITIES

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stocks, depository receipts and equity interests in trusts or partnerships. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may, but is under no obligation to, invest in certain debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. For a further description of securities ratings, see the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

The Fund may, but is not obligated to, invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

In addition to Brady Bonds, the Fund may, but is not obligated to, invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign Debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a Sovereign Debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


The Fund may invest in securities of Latin American issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.


The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger-sized companies.

The Fund may enter into foreign currency forward contracts and foreign currency futures contracts, may purchase and sell put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options on futures contracts. There currently are limited options and futures contracts markets for Latin American currencies, securities and indices, and the nature of the strategies adopted by the Fund's investment adviser and the extent to which those strategies are used depends on the development of those markets.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in Latin American countries, the nature of strategies adopted by the Fund's investment adviser and the extent to which those strategies are used depends on the development of those markets.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN LATIN AMERICAN COUNTRIES. The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The Fund's investments are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the U.S., although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Investments in Latin American countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The extent of economic development, political stability and market depth of Latin American countries varies and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Latin American countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of more developed markets. Latin American countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in Latin American countries may be more precarious than in more developed countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Certain Latin American countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries often are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivative instruments). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 20% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                          % PER ANNUM
First $500 million                                      1.25%
Over $500 million                                       1.20%
Over $1 billion                                         1.15%


Applying this fee schedule, the effective advisory fee rate was 1.25% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a month-ly basis a portion of the net advisory fees the Adviser receives from the Fund.


                                     GENERAL


From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets team. The team is made up of established investment professionals. Current members of the team include Robert L. Meyer, a Managing Director of the Adviser and Michael Perl, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


Trading in securities on many foreign securities exchanges and over-the-counter markets may not coincide with the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                        AS % OF     AS % OF
SIZE OF                                OFFERING    NET AMOUNT
INVESTMENT                               PRICE      INVESTED
-------------------------------------------------------------
Less than $50,000                         5.75%       6.10%
$50,000 but less than $100,000            4.75%       4.99%
$100,000 but less than $250,000           3.75%       3.90%
$250,000 but less than $500,000           2.75%       2.83%
$500,000 but less than $1,000,000         2.00%       2.04%
$1,000,000 or more                        *           *

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                         CONTINGENT DEFERRED
                                            SALES CHARGE
                                         AS A PERCENTAGE OF
                                            DOLLAR AMOUNT
YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
------------------------------------------------------------
First                                            5.00%
Second                                           4.00%
Third                                            3.00%
Fourth                                           2.50%
Fifth                                            1.50%
Sixth and After                                  None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling
(800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating
Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                      CLASS A SHARES
                                                                   FISCAL YEAR ENDED JUNE 30,
                                             ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             2001#          2000#          1999#           1998#        1997
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  14.24       $  11.54       $  11.42        $  17.39       $  12.63
                                             --------       --------       --------        --------       --------
Income From Investment Operations

    Net Investment Income/Loss                   0.11           0.04           0.09           (0.01)          0.02
    Net Realized and Unrealized Gain/Loss       (1.65)          2.66           0.19           (2.73)          6.46
                                             --------       --------       --------        --------       --------
Total From Investment Operations                (1.54)          2.70           0.28           (2.74)          6.48
                                             --------       --------       --------        --------       --------
Distributions

    Net Investment Income                         -0-            -0-          (0.04)            -0-            -0-
    In Excess of Net Investment Income            -0-            -0-          (0.07)            -0-          (0.09)
    Net Realized Gain                             -0-            -0-            -0-           (1.92)         (1.63)
    In Excess of Net Realized Gain                -0-            -0-          (0.05)          (1.31)           -0-
                                             --------       --------       --------        --------       --------
Total Distributions                               -0-            -0-          (0.16)          (3.23)         (1.72)
                                             --------       --------       --------        --------       --------
Net Asset Value, End of Period               $  12.70       $  14.24       $  11.54        $  11.42       $  17.39
                                             ========       ========       ========        ========       ========
Total Return                                   (10.74%)(1)     23.29%(1)       3.00%(1)      (17.37%)(1)     57.32%(1)
Ratios and Supplemental Data
Net Assets, End of Period (000's)            $ 26,538       $ 38,525       $ 34,139        $ 44,439       $ 84,401
Ratio of Expenses to Average Net Assets          2.18%          2.17%          2.20%           2.25%          2.24%
Ratio of Net Investment Income/
    Loss to Average Net Assets                   0.84%          0.31%          0.98%          (0.09%)        (0.08%)
Portfolio Turnover Rate                            61%            78%           163%            249%           241%
Effect of Voluntary Expense Reductions
    During the Period
Per Share Benefit to
    Net Investment Income/Loss               $    -0-+      $   0.03       $   0.02        $   0.02       $   0.10
Ratios Before Expense Reductions:
    Expenses to Average Net Assets               2.20%          2.38%          2.44%           2.41%          2.77%
    Net Investment Income/Loss
        to Average Net Assets                    0.82%          0.10%          0.74%          (0.24%)        (0.61%)
Ratio of Expenses to Average Net Assets
    excluding country tax expense and
    interest expense                             2.10%          2.10%          2.10%           2.10%          2.10%

                                                                        CLASS B SHARES
                                                                   FISCAL YEAR ENDED JUNE 30,
                                             ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             2001#           2000#           1999#           1998#        1997
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  13.70       $  11.19        $  11.03        $  16.99       $  12.45
                                             --------       --------        --------        --------       --------
Income From Investment Operations

    Net Investment Income/Loss                   0.01          (0.06)           0.02           (0.08)         (0.03)
    Net Realized and Unrealized Gain/Loss       (1.59)          2.57            0.22           (2.65)          6.28
                                             --------       --------        --------        --------       --------
Total From Investment Operations                (1.58)          2.51            0.24           (2.73)          6.25
                                             --------       --------        --------        --------       --------
Distributions

    Net Investment Income                         -0-            -0-           (0.01)            -0-            -0-
    In Excess of Net Investment Income            -0-            -0-           (0.02)            -0-          (0.08)
    Net Realized Gain                             -0-            -0-             -0-           (1.92)         (1.63)
    In Excess of Net Realized Gain                -0-            -0-           (0.05)          (1.31)           -0-
                                             --------       --------        --------        --------       --------
Total Distributions                               -0-            -0-           (0.08)          (3.23)         (1.71)
                                             --------       --------        --------        --------       --------
Net Asset Value, End of Period               $  12.12       $  13.70        $  11.19        $  11.03       $  16.99
                                             ========       ========        ========        ========       ========
Total Return                                   (11.39%)(2)     22.32%(2)        2.47%(2)      (17.82%)(2)     56.17%(2)
Ratios and Supplemental Data
Net Assets, End of Period (000's)            $ 14,518       $ 19,635        $ 18,570        $ 24,206       $ 14,314
Ratio of Expenses to Average Net Assets          2.93%          2.92%           2.96%           2.99%          2.99%
Ratio of Net Investment Income/
    Loss to Average Net Assets                   0.09%         (0.47%)          0.20%          (0.58%)        (0.78%)
Portfolio Turnover Rate                            61%            78%            163%            249%           241%
Effect of Voluntary Expense Reductions
    During the Period
Per Share Benefit to
    Net Investment Income/Loss               $    -0-+      $   0.03        $   0.02        $   0.02       $   0.02
Ratios Before Expense Reductions:
    Expenses to Average Net Assets               2.95%          3.13%           3.20%           3.16%          3.55%
    Net Investment Income/Loss
        to Average Net Assets                    0.07%         (0.68%)         (0.04%)         (0.73%)        (1.34%)
Ratio of Expenses to Average Net Assets
    excluding country tax expense and
    interest expense                             2.85%          2.85%           2.85%           2.85%          2.85%

                                                                       CLASS C SHARES
                                                                   FISCAL YEAR ENDED JUNE 30,
                                             ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             2001#        2000#           1999#           1998#        1997
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  13.69       $  11.18        $  11.04        $  17.01       $  12.43
                                             --------       --------        --------        --------       --------
Income From Investment Operations

    Net Investment Income/Loss                   0.01          (0.06)           0.02           (0.11)         (0.07)
    Net Realized and Unrealized Gain/Loss       (1.59)          2.57            0.20           (2.63)          6.31
                                             --------       --------        --------        --------       --------
Total From Investment Operations                (1.58)          2.51            0.22           (2.74)          6.24
                                             --------       --------        --------        --------       --------
Distributions

    Net Investment Income                         -0-            -0-           (0.01)            -0-            -0-
    In Excess of Net Investment Income            -0-            -0-           (0.02)            -0-          (0.03)
    Net Realized Gain                             -0-            -0-             -0-           (1.92)         (1.63)
    In Excess of Net Realized Gain                -0-            -0-           (0.05)          (1.31)           -0-
                                             --------       --------        --------        --------       --------
Total Distributions                               -0-            -0-           (0.08)          (3.23)         (1.66)
                                             --------       --------        --------        --------       --------
Net Asset Value, End of Period               $  12.11       $  13.69        $  11.18        $  11.04       $  17.01
                                             ========       ========        ========        ========       ========
Total Return                                   (11.40%)(3)     22.34%(3)        2.28%(3)      (17.86%)(3)     56.04%(3)
Ratios and Supplemental Data
Net Assets, End of Period (000's)            $  7,238       $ 10,772        $ 10,387        $ 14,577       $ 20,345
Ratio of Expenses to Average Net Assets          2.93%          2.92%           2.96%           3.00%          2.99%
Ratio of Net Investment Income/
    Loss to Average Net Assets                   0.05%         (0.47%)          0.23%          (0.77%)        (0.79%)
Portfolio Turnover Rate                            61%            78%            163%            249%           241%
Effect of Voluntary Expense Reductions
    During the Period
Per Share Benefit to
    Net Investment Income/Loss               $    -0-+      $   0.03        $   0.02        $   0.02       $   0.05
Ratios Before Expense Reductions:
    Expenses to Average Net Assets               2.95%          3.13%           3.20%           3.16%          3.56%
    Net Investment Income/Loss
        to Average Net Assets                    0.03%         (0.68%)         (0.01%)         (0.93%)        (1.36%)
Ratio of Expenses to Average Net Assets
    excluding country tax expense and
    interest expense                             2.85%          2.85%           2.85%           2.85%          2.85%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

+ Amount is less than $0.01 per share.

# Net investment income/loss per share is based upon daily average shares outstanding.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan           Jack E. Nelson

Jerry D. Choate             Richard F. Powers, III*

Linda Hutton Heagy          Phillip B. Rooney

R. Craig Kennedy            Wayne W. Whalen*

Mitchell M. Merin*          Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com

VAN KAMPEN LATIN AMERICAN FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Latin American Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Latin American Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
LATIN AMERICAN FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http:www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


The Fund's Investment Company                                VAN KAMPEN
Act File No. is 811-7140.                                    INVESTMENTS
                                                   GENERATIONS OF EXPERIENCE(SM)


                                                   MSLA PRO 10/01

VAN KAMPEN MID CAP GROWTH FUND


Van Kampen Mid Cap Growth Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS





                                                          VAN KAMPEN
                                                          INVESTMENTS

                                                  GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS


Risk/Return Summary                                                                                 3

Fees and Expenses of the Fund                                                                       5

Investment Objective, Policies and Risks                                                            6

Investment Advisory Services                                                                       10

Purchase of Shares                                                                                 11

Redemption of Shares                                                                               17

Distributions from the Fund                                                                        19

Shareholder Services                                                                               19

Federal Income Taxation                                                                            21

Financial Highlights                                                                               23




No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term growth.


                         PRINCIPAL INVESTMENT STRATEGIES



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock.



The Fund emphasizes a "growth" style of investing focusing on those companies selected using the Fund's investment adviser's four-part process. This process combines quantitative, fundamental and valuation analysis with a strict sell discipline to seek companies with above-average potential for capital growth. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for growth of such securities materially change.



The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a "growth" style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions;
and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long term

- Do not seek current income from their investment


- Can withstand substantial volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class A Shares over the one calendar year prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                 ANNUAL RETURN
[CHART]


              2000           (8.3%)



The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -40.83%. As a result of market activity, current performance may vary from the figures shown.



The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 12.52% (for the quarter ended March 31, 2000) and the lowest quarterly return for Class A Shares was -17.46% (for the quarter ended December 31, 2000).


                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's MidCap 400 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.




AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                    PAST         SINCE
DECEMBER 31, 2000                               1 YEAR      INCEPTION
Van Kampen Mid Cap Growth Fund--
  Class A Shares                                   -13.56%      8.78%(1)
Standard & Poor's MidCap 400 Index                  17.51%     19.86%(1)

Van Kampen Mid Cap Growth Fund--
  Class B Shares                                   -13.48%     10.23%(1)
Standard & Poor's MidCap 400 Index                  17.51%     19.86%(1)

Van Kampen Mid Cap Growth Fund--
  Class C Shares                                    -9.89%     13.62%(1)
Standard & Poor's MidCap 400 Index                  17.51%     19.86%(1)


Inception date: (1) 10/25/99.

* The Standard & Poor's MidCap 400 Index reflects the general performance of 400 domestic mid-cap stocks.



FEES AND EXPENSES
OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                         CLASS A      CLASS B      CLASS C
                                         SHARES       SHARES       SHARES
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)    5.75%(1)      None       None

Maximum deferred sales charge
  (load) (as a percentage of the
  lesser of original purchase price or
  redemption proceeds)                   None(2)       5.00%(3)   1.00%(4)

Maximum sales charge (load)
  imposed on reinvested dividends        None          None       None

Redemption fee                           None          None       None

Exchange fee                             None          None       None

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)

Management fees                          0.75%         0.75%      0.75%

Distribution and/or service
  (12b-1) fees(5)                        0.25%         1.00%(6)   1.00%(6)

Other expenses                           0.58%         0.58%      0.58%

Total annual fund operating expenses     1.58%         2.33%      2.33%


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
        Year 1-5.00%
        Year 2-4.00%
        Year 3-3.00%
        Year 4-2.50%
        Year 5-1.50%
        After-None

     See "Purchase of Shares--Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $726    $1,045     $1,386    $2,345
Class B Shares                   $736    $1,027     $1,395    $2,479*
Class C Shares                   $336    $  727     $1,245    $2,666


You would pay the following expenses if you did not redeem your shares:


                                  ONE      THREE     FIVE        TEN
                                 YEAR      YEARS     YEARS      YEARS
Class A Shares                   $726    $1,045     $1,386    $2,345
Class B Shares                   $236    $  727     $1,245    $2,479*
Class C Shares                   $236    $  727     $1,245    $2,666



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek to achieve long-term growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Standard & Poor's ("S&P") MidCap 400 Index, an unmanaged capitalization-weighted measure of 400 stocks in the mid-range sector of the market (which consists of companies in the capitalization range of approximately $276 million to $11.0 billion as of August 31, 2001). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.


The Fund's primary approach is to seek to identify those companies that offer sound fundamental values and opportunities for capital growth. In selecting securities for investment, the Fund's investment adviser uses a four-step investment process which combines quantitative screening techniques, fundamental and valuation analysis with strict sell discipline. The first step of the process is to screen potential candidates for investment based upon earnings predictions. From this, companies with rising estimated earnings revisions are selected and subjected to rigorous fundamental analysis. The investment adviser uses valuation analysis to eliminate what it believes to be the most overvalued securities. The most attractive opportunities as determined by the Fund's investment adviser are selected for investment. After investment, the Fund's investment adviser follows a strict sell discipline, requiring the sale of Fund investments, if (i) their earnings fall to unacceptable levels, (ii) research uncovers unfavorable trends or (iii) valuations exceed levels determined to be reasonable given the growth prospects. Because of the fully managed approach of the Fund, the Fund's turnover rate may be greater than other portfolios' turnover rates and result in increased transaction costs, including higher brokerage charges, which may adversely impact the Fund's performance.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


                              RISKS OF INVESTING IN
                          SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.



                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for long-term growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for long-term growth on these securities will tend to be lower than the potential for long-term growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER


Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million                                                0.75%
Next $500 million                                                 0.70%
Over $1 billion                                                   0.65%


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER


Morgan Stanley Investments LP ("MSI") is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a Pennsylvania limited liability partnership founded in 1969. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL


From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Arden C. Armstrong, a Managing Director of the Adviser, David P. Chu, a Vice President of the Adviser, Steven B. Chulik, an Executive Director of the Adviser and John S. Roscoe, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.




Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                             AS % OF       AS % OF
SIZE OF                                     OFFERING     NET AMOUNT
INVESTMENT                                    PRICE       INVESTED
Less than $50,000                                5.75%         6.10%
$50,000 but less than $100,000                   4.75%         4.99%
$100,000 but less than $250,000                  3.75%         3.90%
$250,000 but less than $500,000                  2.75%         2.83%
$500,000 but less than $1,000,000                2.00%         2.04%
$1,000,000 or more                               *             *

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 AS A PERCENTAGE OF
                                                    DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO CHARGE
First                                                     5.00%
Second                                                    4.00%
Third                                                     3.00%
Fourth                                                    2.50%
Fifth                                                     1.50%
Sixth and After                                           None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or #an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that

     (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal year ended June 30, 2001 and the fiscal period from October 25, 1999 (commencement of investment operations for the Fund) to June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                 CLASS A SHARES
                                                                   ------------------------------------------
                                                                   FISCAL YEAR ENDED     OCTOBER 25, 1999* TO
SELECTED PER SHARE DATA AND RATIOS                                  JUNE 30, 2001#          JUNE 30, 2000#
----------------------------------                                 ------------------------------------------
Net Asset Value, Beginning of the Period                                $ 13.37                $ 10.00
                                                                       ---------              ---------
Income From Investment Operations
  Net Investment Loss                                                     (0.14)                 (0.09)
  Net Realized and Unrealized Gain/Loss                                   (3.57)                  3.46
                                                                       ---------              ---------

Total from Investment Operations                                          (3.71)                  3.37
                                                                       ---------              ---------

Distributions in Excess of Net Realized Gain                              (0.17)                   -0-
                                                                       ---------              ---------

Net Asset Value, End of Period                                          $  9.49                $ 13.37
                                                                       =========              =========

Total Return                                                             (28.03%)(1)             33.70%**(1)
                                                                       =========              =========

Ratios and Supplemental Data
Net Assets, End of Period (000's)                                       $44,716                $38,401
Ratio of Expenses to Average Net Assets                                    1.58%                  1.63%
Ratio of Net Investment Income/Loss to Average Net Assets                 (1.20%)                (1.04%)
Portfolio Turnover Rate                                                     146%                   103%**#*

                                                                                  CLASS B SHARES
                                                                    ---------------------------------------------
                                                                    FISCAL YEAR ENDED        OCTOBER 25, 1999* TO
SELECTED PER SHARE DATA AND RATIOS                                   JUNE 30, 2001#             JUNE 30, 2000#
----------------------------------                                  ---------------------------------------------
Net Asset Value, Beginning of the Period                                 $13.31                     $10.00
                                                                        --------                   --------

Income From Investment Operations
  Net Investment Loss                                                     (0.22)                     (0.16)
  Net Realized and Unrealized Gain/Loss                                   (3.54)                      3.47
                                                                        --------                   --------

Total from Investment Operations                                          (3.76)                      3.31
                                                                        --------                   --------

Distributions in Excess of Net Realized Gain                              (0.17)                       -0-
                                                                        --------                   --------

Net Asset Value, End of Period                                          $  9.38                     $13.31
                                                                        ========                   ========

Total Return                                                             (28.53%)(2)                 33.10%**(2)
                                                                        ========                   ========

Ratios and Supplemental Data
Net Assets, End of Period (000's)                                       $46,832                    $40,499
Ratio of Expenses to Average Net Assets                                    2.33%                      2.38%
Ratio of Net Investment Income/Loss to Average Net Assets                 (1.95%)                    (1.83%)
Portfolio Turnover Rate                                                     146%                       103%**

                                                                                 CLASS C SHARES
                                                                  ------------------------------------------------
                                                                  FISCAL YEAR ENDED           OCTOBER 25, 1999* TO
SELECTED PER SHARE DATA AND RATIOS                                 JUNE 30, 2001#                JUNE 30, 2000#
----------------------------------                                ------------------------------------------------

Net Asset Value, Beginning of the Period                                $13.33                        $10.00
                                                                       ---------                   ---------

Income From Investment Operations
  Net Investment Loss                                                    (0.22)                        (0.16)
  Net Realized and Unrealized Gain/Loss                                  (3.56)                         3.49
                                                                       ---------                   ---------

Total from Investment Operations                                         (3.78)                         3.33
                                                                       ---------                   ---------

Distributions in Excess of Net Realized Gain                             (0.17)                          -0-
                                                                       ---------                   ---------

Net Asset Value, End of Period                                         $  9.38                        $13.33
                                                                       =========                   =========

Total Return                                                            (28.64%)(3)                    33.30%**(3)
                                                                       =========                   =========

Ratios and Supplemental Data
Net Assets, End of Period (000's)                                      $21,584                       $20,046
Ratio of Expenses to Average Net Assets                                   2.33%                         2.38%
Ratio of Net Investment Income/Loss to Average Net Assets                (1.95%)                       (1.81%)
Portfolio Turnover Rate                                                    146%                          103%**


*    Commencement of operations
**   Non-Annualized


(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



# Net investment loss per share is based upon daily average shares outstanding.

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

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


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


BOARD OF DIRECTORS



J. Miles Branagan                Jack E. Nelson


Jerry D. Choate                  Richard F. Powers, III*


Linda Hutton Heagy               Phillip B. Rooney


R. Craig Kennedy                 Wayne W. Whalen*

Mitchell M. Merin*               Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com


VAN KAMPEN MID CAP GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, PA 19428


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Mid Cap Growth Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Mid Cap Growth Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE &TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
MID CAP
GROWTH FUND


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS

The Fund's Investment Company                             VAN KAMPEN
Act File No. is 811-7140.                                 INVESTMENTS

                                                  GENERATIONS OF EXPERIENCE(SM)


                                                  MCG PRO 10/01
                                                  #65012

VAN KAMPEN GLOBAL FRANCHISE FUND

Van Kampen Global Franchise Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                   PROSPECTUS



                                          [LOGO] VAN KAMPEN
                                                 INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                          3
Fees and Expenses of the Fund                                                6
Investment Objective, Policies and Risks                                     7
Investment Advisory Services                                                12
Purchase of Shares                                                          13
Redemption of Shares                                                        20
Distributions from the Fund                                                 21
Shareholder Services                                                        22
Federal Income Taxation                                                     24
Financial Highlights                                                        25




No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

The Fund's investment adviser seeks to minimize the impact of federal income taxes on shareholder returns by employing certain tax sensitive investment strategies such as:

- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.

- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.

- When selling a security, selling, in most cases, the shares with the higher cost basis first.

The Fund's investment adviser uses a "bottom-up" investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's investment adviser believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers determined by the Fund's investment adviser to be from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

TAX MANAGED INVESTING. Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed. The Fund may therefore not be a suitable investment for individual retirement accounts ("IRAs"), other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. Although the Fund strives to avoid realizing taxable capital gains, it utilizes an active management style and may realize capital gains on the sale of securities. For instance, portfolio securities may be sold when the Fund's investment adviser believes that the tax impact of the sale is outweighed by other factors such as the risks of holding the security or the availability of other investments that have better potential returns. There can be no assurance that your after-tax returns from the Fund will be better than those you would earn from an investment in a capital appreciation fund that is not tax managed. Changes in tax laws may limit the effectiveness of the Fund's tax sensitive strategies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international or trade development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-   Seek capital appreciation over the long term

- Seek lower taxable distributions than a traditional equity capital appreciation fund (the Fund may not be an appropriate investment for IRAs, other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments)

-   Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

-   Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in publicly traded equity securities of U.S. and other issuers while attempting to minimize the impact of federal income taxes on shareholder returns (including investors who have already contributed the maximum permitted amounts to IRAs or other tax-deferred accounts, investors saving for childrens' educational expenses or investors seeking more liquidity than that offered by variable annuities)

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the two calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]
ANNUAL RETURN

1999*                               20.5%
2000*                               26.7%

* The Annual Returns shown above include performance of the Fund prior to implimenting the Fund's tax sensitive strategies which were added to the Fund's overall investment strategy effective April 3, 2000.


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -4.37%. As a result of recent market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the two-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.18% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class A Shares was 0.92% (for the quarter ended September 30, 1999).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International (MSCI) World Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS**
FOR THE
PERIODS ENDED                                    PAST            SINCE
DECEMBER 31, 2000                               1 YEAR         INCEPTION
Van Kampen
  Global Franchise Fund--
  Class A Shares                                 19.42%        22.06%(1)

MSCI World Index                                -13.18%        12.88%(2)

Van Kampen
  Global Franchise Fund--
  Class B Shares                                 20.59%        23.28%(1)

MSCI World Index                                -13.18%        12.88%(2)

Van Kampen
  Global Franchise Fund--
  Class C Shares                                 24.64%        24.69%(1)
MSCI World Index                                -13.18%        12.88%(2)

INCEPTION DATE: (1) 9/25/98, (2) 9/30/98


* THE MSCI WORLD INDEX IS AN UNMANAGED INDEX WHICH INCLUDES SECURITIES LISTED ON THE STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX.

** THE ANNUAL RETURNS SHOWN ABOVE INCLUDE PERFORMANCE OF THE FUND PRIOR TO IMPLIMENTING THE FUND'S TAX SENSITIVE STRATEGIES WHICH WERE ADDED TO THE FUND'S OVERALL INVESTMENT STRATEGY EFFECTIVE APRIL 3, 2000.

FEES AND EXPENSES
OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                            CLASS A      CLASS B       CLASS C
                                            SHARES       SHARES        SHARES
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)        5.75%(1)     None          None
Maximum deferred sales charge (load)
  (as a percentage of the lesser of
  original purchase price or
  redemption proceeds)                       None(2)      5.00%(3)      1.00%(4)
Maximum sales charge (load)
  imposed on reinvested dividends            None         None          None
Redemption fee                               None         None          None
Exchange fee                                 None         None          None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management fees(5)                          1.00%        1.00%         1.00%
Distribution and/or service
  (12b-1) fees(6)                           0.25%        1.00%(7)      1.00%(7)
Other expenses(5)                           1.51%        1.82%         1.84%
Total annual fund
  operating expenses(5)                     2.76%        3.82%         3.84%

(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE AND DECLINING THEREAFTER AS FOLLOWS:

      YEAR 1-5.00%
      YEAR 2-4.00%
      YEAR 3-3.00%
      YEAR 4-2.50%
      YEAR 5-1.50%
      AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.80% FOR CLASS A SHARES, 2.55% FOR CLASS B SHARES AND 2.55% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2001. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.

(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."


(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12b-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 ONE        THREE       FIVE         TEN
                                YEAR        YEARS       YEARS       YEARS
Class A Shares                   $838      $1,382       $1,950     $3,487
Class B Shares                   $884      $1,466       $2,117     $3,824*
Class C Shares                   $486      $1,172       $1,976     $4,070

You would pay the following expenses if you did not redeem your shares:

                                  ONE       THREE        FIVE       TEN
                                  YEAR      YEARS        YEARS      YEARS
Class A Shares                    $838      $1,382       $1,950     $3,487
Class B Shares                    $384      $1,166       $1,967     $3,824*
Class C Shares                    $386      $1,172       $1,976     $4,070



* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The franchise focus of the Fund is based on the investment adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's investment adviser with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's investment adviser uses a "bottom up" strategy emphasizing individual security selection. The Fund's investment adviser relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.

In managing the Fund, the Fund's investment adviser seeks to employ investment strategies that attempt to achieve high after-tax returns by balancing investment and tax considerations when deciding whether to buy or sell securities. The Fund may use, but is not limited to, the following tax management techniques and strategies:

- Maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce capital gains distributions made by the Fund.

- Selling securities to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize.

- When selling a security, selling, in most cases, the shares with the higher cost basis first.

The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and realized capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided. The Fund added these tax sensitive strategies as part of its overall investment strategy effective April 3, 2000.

The Fund's investment adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. While the Fund invests in a number of different issuers and industries, the Fund may invest in a smaller number of companies within the limits permissible for a diversified fund and may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.

Under normal market conditions, the Fund invests at least 65% of the Fund's total assets in issuers from at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in issuers determined by the Fund's investment adviser to be from developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.

The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, rights or warrants to purchase stocks, and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt securities and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken.

Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Certain derivative instrument transactions may result in the Fund realizing taxable income or capital gains.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satsify its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by any transaction costs incurred. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund balances investment and tax considerations when deciding whether to buy and sell securities. A strategy of the Fund is to minimize capital gain producing portfolio turnover. Notwithstanding the foregoing, the Fund may sell securities and recognize gains when the investment adviser deems it advisable to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million                                                    1.00%
Next $500 million                                                     0.95%
Over $1 billion                                                       0.90%

Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser together with its affiliated institutional asset management companies (collectively, the "MSDW Investment Management Group") managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Global Franchise team. The team is made up of established investment professionals. Current members of the team include Andrew Brown, a Managing Director of the Adviser. The composition of the team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered by one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asse tvalue per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen

Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                     AS % OF         AS % OF
SIZE OF                                             OFFERING       NET AMOUNT
INVESTMENT                                            PRICE         INVESTED
Less than $50,000                                     5.75%           6.10%
$50,000 but less than $100,000                        4.75%           4.99%
$100,000 but less than $250,000                       3.75%           3.90%
$250,000 but less than $500,000                       2.75%           2.83%
$500,000 but less than $1,000,000                     2.00%           2.04%
$1,000,000 or more                                      *               *

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                                          CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                          AS A PERCENTAGE OF
                                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                                        SUBJECT TO CHARGE
First                                                              5.00%
Second                                                             4.00%
Third                                                              3.00%
Fourth                                                             2.50%
Fifth                                                              1.50%
Sixth and After                                                    None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sales at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agree-ments with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchase made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


DISTRIBUTIONS FROM
THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least annually. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund's tax managed strategy can generally be expected to lead to lower distributions of income and capital gains than funds managed without regard to tax considerations. The Fund is actively managed, however, and there can be no assurance that taxable distributions can always be avoided.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares. Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period September 25, 1998 (commencement of operations) to June 30, 1999 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                         CLASS A SHARES

                                                                     FISCAL YEAR ENDED JUNE 30,   SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                                      2001#          2000#       TO JUNE 30, 1999#
                                                                       ---------------------------------------------
Net Asset Value, Beginning of the Period                               $ 13.78        $11.98             $10.00
                                                                       -------        ------             ------
Income From Investment Operations
  Net Investment Income                                                   0.15          0.08               0.14
  Net Realized and Unrealized Gain                                        1.89          2.22               1.97
                                                                       -------        ------             ------
Total from Investment Operations                                          2.04          2.30               2.11
                                                                       -------        ------             ------
Distributions
  Net Investment Income                                                  (0.21)        (0.32)             (0.13)
  Net Realized Gain                                                      (0.57)        (0.18)                -0-
    In Excess of Net Realized Gain                                       (0.13)           -0-                -0-
                                                                       -------        ------             ------
Total Distributions                                                      (0.91)        (0.50)             (0.13)
                                                                       -------        ------             ------
Net Asset Value, End of Period                                         $ 14.91        $13.78             $11.98
                                                                       =======        ======             ======
Total Return                                                             15.13%(1)     19.83%(1)          21.22%**(1)
                                                                       =======        ======             ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                                      $15,836        $1,902             $1,189
Ratio of Expenses to Average Net Assets                                   1.80%         1.80%              1.80%
Ratio of Net Investment Income/Loss to Average Net Assets                 1.04%         0.70%              1.57%
Portfolio Turnover Rate                                                      8%           29%                 9%**
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss                      $  0.14        $ 0.66             $ 1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                          2.76%         7.17%             13.55%
  Net Investment Income/Loss to Average Net Assets                        0.09%        (4.67%)           (10.17%)

                                                                                     CLASS B SHARES

                                                                         YEAR ENDED JUNE 30,   SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                                       2001#         2000#     TO JUNE 30, 1999#
                                                                        ------------------------------------------
Net Asset Value, Beginning of the Period                                $13.73        $11.92             $10.00
                                                                        ------        ------             ------
Income From Investment Operations
  Net Investment Income                                                   0.05         (0.01)              0.07
  Net Realized and Unrealized Gain                                        1.85          2.22               1.96
                                                                        ------        ------             ------
Total from Investment Operations                                          1.90          2.21               2.03
                                                                        ------        ------             ------
Distributions
  Net Investment Income                                                  (0.09)        (0.22)             (0.11)
  Net Realized Gain                                                      (0.57)        (0.18)                -0-
    In Excess of Net Realized Gain                                       (0.13)           -0-                -0-
                                                                        ------        ------             ------
Total Distributions                                                      (0.79)        (0.40)             (0.11)
                                                                        ------        ------             ------
Net Asset Value, End of Period                                          $14.84        $13.73             $11.92
                                                                        ======        ======             ======
Total Return                                                             14.16%(2)     19.09%(2)          20.40%**(2)
                                                                        ======        ======             ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                                       $7,105        $1,950             $  614
Ratio of Expenses to Average Net Assets                                   2.55%         2.55%              2.55%
Ratio of Net Investment Income/Loss to Average Net Assets                 0.34%        (0.04%)             0.77%
Portfolio Turnover Rate                                                      8%           29%                 9%**
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss                       $ 0.18        $ 0.69             $ 1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                          3.82%         8.17%             14.45%
  Net Investment Income/Loss to Average Net Assets                       (0.93%)       (5.93%)           (11.12%)


                                                                                       CLASS C SHARES

                                                                         YEAR ENDED JUNE 30,    SEPTEMBER 25, 1998*
SELECTED PER SHARE DATA AND RATIOS                                       2001#         2000#     TO JUNE 30, 1999#
                                                                        -------------------------------------------
Net Asset Value, Beginning of the Period                                $13.83        $12.02             $10.00
                                                                        ------        ------             ------
Income From Investment Operations
  Net Investment Income                                                   0.05          0.00+              0.06
  Net Realized and Unrealized Gain                                        1.87          2.21               2.07
                                                                        ------        ------             ------
Total from Investment Operations                                          1.92          2.21               2.13
                                                                        ------        ------             ------
Distributions
  Net Investment Income                                                  (0.09)        (0.22)             (0.11)
  Net Realized Gain                                                      (0.57)        (0.18)                -0-
    In Excess of Net Realized Gain                                       (0.13)           -0-                -0-
                                                                        ------        ------             ------
Total Distributions                                                      (0.79)        (0.40)             (0.11)
                                                                        ------        ------             ------
Net Asset Value, End of Period                                          $14.96        $13.83             $12.02
                                                                        ======        ======             ======
Total Return                                                             14.19%(3)     18.92%(3)          21.40%**(3)
                                                                        ======        ======             ======
Ratios and Supplemental Data
Net Assets, End of Period (000's)                                       $5,253        $1,778             $  480
Ratio of Expenses to Average Net Assets                                   2.55%         2.55%              2.55%
Ratio of Net Investment Income/Loss to Average Net Assets                 0.34%        (0.02%)             0.69%
Portfolio Turnover Rate                                                      8%           29%                 9%**
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss                       $ 0.18        $ 0.57             $ 1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets                                          3.84%         7.15%             16.07%
  Net Investment Income/Loss to Average Net Assets                       (0.95%)       (4.59%)           (12.83%)


#    NET INVESTMENT INCOME PER SHARE ARE BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

J. Miles Branagan                     Jack E. Nelson
Jerry D. Choate                       Richard F. Powers, III*
Linda Hutton Heagy                    Phillip B. Rooney
R. Craig Kennedy                      Wayne W. Whalen*
Mitchell M. Merin*                    Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL FRANCHISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Global Franchise Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Global Franchise Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
GLOBAL FRANCHISE
FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                   PROSPECTUS


                                          [LOGO] VAN KAMPEN
                                                 INVESTMENTS
                                        GENERATIONS OF EXPERIENCE(SM)

The Fund's Investment Company
Act File No. is 811-7140.

                                                                   GLF PRO 10/01
                                                                   #65115

VAN KAMPEN VALUE FUND


Van Kampen Value Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001


                                 CLASS A SHARES

                                 CLASS B SHARES

                                 CLASS C SHARES

                                   PROSPECTUS


                                                          VAN KAMPEN
                                                          INVESTMENTS

                                                  GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                                           3

Fees and Expenses of the Fund                                                 5

Investment Objective, Policies and Risks                                      6

Investment Advisory Services                                                 10

Purchase of Shares                                                           11

Redemption of Shares                                                         18

Distributions from the Fund                                                  19

Shareholder Services                                                         20

Federal Income Taxation                                                      22

Financial Highlights                                                         23







No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund invests primarily in common stocks and other equity securities, including preferred stock; convertible securities and equity-linked securities; warrants and rights to purchase common stock; and depositary receipts. The Fund generally invests in equity securities of companies with market capitalizations greater than $300 million.


The Fund emphasizes a "value" style of investing seeking securities of companies that the Fund's investment adviser believes are undervalued relative to companies in the stock market in general as measured by the Standard & Poors ("S&P") 500 Index. In seeking to identify these companies, the Fund's investment adviser uses traditional value measures, such as price-to-earnings and price-to-book ratios, as well as fundamental research and analysis. Portfolio securities are typically sold when the price of such securities advance and the perceived values are realized.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a "value" style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.


During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized, more established companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions;
and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE
In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

-  Seek above-average total return over the long term

-  Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a "value" style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the three calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.



                 [CHART]



ANNUAL RETURN

          1998             (2.4%)

          1999             (1.7%)

          2000              21.1%


The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -6.15%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.52% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -18.09% (for the quarter ended September 30, 1998).


                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500 Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus).
Remember that the past performance of the Fund is not indicative of its future performance.




AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                   PAST              SINCE
DECEMBER 31, 2000              1 YEAR           INCEPTION
----------------------------------------------------------
Van Kampen Value Fund--
  Class A Shares                14.21%            3.21%(1)

Standard & Poor's 500 Index     -9.10%           12.52%(2)
----------------------------------------------------------
Van Kampen Value Fund--
  Class B Shares                15.21%            3.55%(1)

Standard & Poor's 500 Index     -9.10%           12.52%(2)
----------------------------------------------------------
Van Kampen Value Fund--
  Class C Shares                19.24%            4.19%(1)

Standard & Poor's 500 Index     -9.10%           12.52%(2)
----------------------------------------------------------


INCEPTION DATES: (1) 7/7/97, (2) 6/30/97.


  * THE STANDARD & POOR'S 500 INDEX IS A BROAD BASED INDEX OF 500 COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION (ASSUMES DIVIDENDS ARE REINVESTED).



FEES AND EXPENSES
OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                         CLASS A       CLASS B       CLASS C
                                         SHARES        SHARES        SHARES
------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your
  investment)
------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases
  (as a percentage of offering price)     5.75%(1)       None         None
------------------------------------------------------------------------------
Maximum deferred sales charge
  (load) (as a percentage of the lesser
  of original purchase price or
  redemption proceeds)                    None(2)        5.00%(3)     1.00%(4)
------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on reinvested dividends         None           None         None
------------------------------------------------------------------------------
Redemption fee                            None           None         None
------------------------------------------------------------------------------
Exchange fee                              None           None         None
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
Fund assets)
------------------------------------------------------------------------------
Management fees(5)                        0.80%          0.80%        0.80%
------------------------------------------------------------------------------
Distribution and/or service
  (12b-1) fees(6)                         0.25%          1.00%(7)     1.00%(7)
------------------------------------------------------------------------------
Other expenses(5)                         0.42%          0.42%        0.42%
------------------------------------------------------------------------------
Total annual fund operating expenses      1.47%          2.22%        2.22%
------------------------------------------------------------------------------


(1) REDUCED FOR PURCHASES OF $50,000 AND OVER. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 5.00% IN THE FIRST YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

        YEAR 1-5.00%
        YEAR 2-4.00%
        YEAR 3-3.00%
        YEAR 4-2.50%
        YEAR 5-1.50%
        AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES AND OTHER EXPENSES SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.45% FOR CLASS A SHARES, 2.20% FOR CLASS B SHARES AND 2.20% FOR CLASS C SHARES FOR THE FISCAL YEAR ENDED JUNE 30, 2001. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.


(6) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."


(7) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.


EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            ONE         THREE        FIVE        TEN
                            YEAR        YEARS        YEARS      YEARS
-----------------------------------------------------------------------
Class A Shares             $716        $1,013        $1,332    $2,231
-----------------------------------------------------------------------
Class B Shares             $725        $  994        $1,340    $2,365*
-----------------------------------------------------------------------
Class C Shares             $325        $  694        $1,190    $2,554
-----------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                            ONE         THREE        FIVE       TEN
                            YEAR        YEARS        YEARS     YEARS
-----------------------------------------------------------------------
Class A Shares             $716        $1,013        $1,332    $2,231
-----------------------------------------------------------------------
Class B Shares             $225        $  694        $1,190    $2,365*
-----------------------------------------------------------------------
Class C Shares             $225        $  694        $1,190    $2,554
-----------------------------------------------------------------------



* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.


INVESTMENT OBJECTIVE,
POLICIES AND RISKS

The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based on various measures such as price-to-earnings ratios and price-to-book ratios. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund generally invests in equity securities of companies with market capitalizations greater than $300 million. The Fund emphasizes a "value" style of investing seeking securities of companies that the Fund's investment adviser believes are undervalued relative to companies in the stock market in general as measured by the S&P 500 Index. The Fund applies a disciplined investment approach using traditional value measures to identify potential investments and fundamental research and analysis to select the most promising of those securities identified.

In selecting securities for investment, the Fund focuses on those companies with strong fundamentals, promising growth prospects and attractive valuations also referred to as value companies. The Fund's investment style presents the risk that the valuations of such companies never improve or that the returns on value investments are less than returns on other styles of investing or the overall stock market. Stocks of different types, such as "value" stocks or "growth" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "value" stocks will vary and at times may be lower or higher than that of other types of funds.


The Fund emphasizes an investment approach that combines a highly structured buy discipline with a formal sell discipline. The Fund's portfolio generally consists of broadly diversified stocks with low price-to-earnings ratios. After screening for low price-to-earnings ratios, the Fund's investment adviser analyzes and compares other measures of value against the stock market in general. The stocks selected for investment generally are those issued by companies with relative valuations below that which the investment adviser believes is merited based upon the companies' relative growth and profit characteristics. The Fund's investment adviser strictly adheres to the Fund's sell approach which requires that portfolio investments be automatically sold once the prices of such securities advance and the perceived values are realized.


The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks and depositary receipts. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.


Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


                              RISKS OF INVESTING IN
                          SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for high total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for high total return on these securities will tend to be lower than the potential for high total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.



INVESTMENT ADVISORY SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                       % PER ANNUM
------------------------------------------------------------
First $500 million                                  0.80%
------------------------------------------------------------
Next $500 million                                   0.75%
------------------------------------------------------------
Over $1 billion                                     0.70%
------------------------------------------------------------



Applying this fee schedule, the effective advisory fee was .80% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investments LP is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a Pennsylvania limited liability partnership founded in 1969. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at is One Tower Bridge, West Conshohocken, Pennsylvania 19428.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.


                                     GENERAL
From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.






PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Large Cap Value team and Small/Mid-Cap Value/Core team. Each team is made up of established investment professionals. Current members of the Large Cap Value team include Richard M. Behler, an Executive Director of the Adviser. Current members of the Small/Mid-Cap Value/Core team include Steven Epstein, a Vice President of the Adviser, Brian Kramp, a Managing Director of the Adviser and Eric Scharpf, a Vice President of the Adviser. The composition of each team may change without notice from time to time.


PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate propectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-
NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                      AS % OF        AS % OF
SIZE OF                              OFFERING       NET AMOUNT
INVESTMENT                             PRICE         INVESTED
-----------------------------------------------------------------
Less than $50,000                      5.75%          6.10%
-----------------------------------------------------------------
$50,000 but less than $100,000         4.75%          4.99%
-----------------------------------------------------------------
$100,000 but less than $250,000        3.75%          3.90%
-----------------------------------------------------------------
$250,000 but less than $500,000        2.75%          2.83%
-----------------------------------------------------------------
$500,000 but less than $1,000,000      2.00%          2.04%
-----------------------------------------------------------------
$1,000,000 or more                       *             *
-----------------------------------------------------------------

* NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF
  $1 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. THE CONTINGENT DEFERRED SALES CHARGE IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                         CONTINGENT DEFERRED
                                            SALES CHARGE
                                         AS A PERCENTAGE OF
                                            DOLLAR AMOUNT
YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
-----------------------------------------------------------------
First                                            5.00%
-----------------------------------------------------------------
Second                                           4.00%
-----------------------------------------------------------------
Third                                            3.00%
-----------------------------------------------------------------
Fourth                                           2.50%
-----------------------------------------------------------------
Fifth                                            1.50%
-----------------------------------------------------------------
Sixth and After                                  None
-----------------------------------------------------------------



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE
Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the

13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                             OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; pro-vided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.



REDEMPTION OF SHARES


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



DISTRIBUTIONS FROM
THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of

Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least quarterly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 and the fiscal period July 7, 1997 (commencement of operations) to June 30, 1998 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                 CLASS A SHARES
                                                           ------------------------------------------------------------
                                                              FISCAL YEAR ENDED JUNE 30,            JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS                         2001#         2000#         1999#          JUNE 30, 1998#
----------------------------------                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   9.07      $  10.88      $   10.53      $   10.00
                                                           --------      --------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss                                 0.05          0.05           0.07           0.11
    Net Realized and Unrealized Gain/Loss                      2.94         (1.85)          0.51           0.56
                                                           --------      --------      ---------      ---------
    Total From Investment Operations                           2.99          1.80           0.58           0.67
                                                           --------      --------      ---------      ---------
DISTRIBUTIONS
    Net Investment Income                                       -0-+        (0.01)         (0.06)         (0.08)
    In Excess of Net Investment Income                        (0.01)          -0-            -0-+         (0.01)
    Net Realized Gain                                           -0-           -0-            -0-          (0.05)
    In Excess of Net Realized Gain                              -0-           -0-          (0.17)           -0-
                                                           --------      --------      ---------      ---------
    Total Distributions                                       (0.01)        (0.01)         (0.23)         (0.14)
                                                           --------      --------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                             $  12.05      $   9.07      $   10.88      $    10.53
                                                           ========      ========      =========      =========
Total Return                                                  33.06%(1)    (16.56)%(1)      5.83%(1)        6.74%(1)**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                          $ 66,392      $ 52,611      $  95,208      $  137,447
Ratio of Expenses to Average Net Assets                        1.45%         1.45%          1.45%           1.45%
Ratio of Net Investment Income/Loss
    to Average Net Assets                                      0.42%         0.49%          0.74%           1.02%
Portfolio Turnover Rate                                         100%          104%            64%             38%**
Effect of Voluntary Expense Reductions During the Period
    Per Share Benefit to Net Investment Income             $    -0-+     $   0.01      $     -0-+     $     0.01
Ratios Before Expense Reductions:
    Expenses to Average Net Assets                             1.47%         1.53%           1.48%          1.60%
    Net Investment Income to Average Net Assets                0.40%         0.41%           0.73%          0.88%

                                                                                 CLASS B SHARES
                                                           ------------------------------------------------------------
                                                              FISCAL YEAR ENDED JUNE 30,            JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS                         2001#         2000#         1999#          JUNE 30, 1998#
----------------------------------                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   8.98      $  10.84      $   10.51      $   10.00
                                                           --------      --------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss                                (0.03)         0.03            -0-+          0.03
    Net Realized and Unrealized Gain/Loss                      2.90         (1.83)          0.51           0.56
                                                           --------      --------      ---------      ---------
    Total From Investment Operations                           2.87         (1.86)          0.51           0.59
                                                           --------      --------      ---------      ---------
DISTRIBUTIONS
    Net Investment Income                                       -0-           -0-          (0.01)         (0.03)
    In Excess of Net Investment Income                          -0-           -0-            -0-            -0-+
    Net Realized Gain                                           -0-           -0-            -0-          (0.05)
    In Excess of Net Realized Gain                              -0-           -0-          (0.17)           -0-
                                                           --------      --------      ---------      ---------
    Total Distributions                                         -0-           -0-          (0.18)         (0.08)
                                                           --------      --------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                             $  11.85      $   8.98      $   10.84      $    10.51
                                                           ========      ========      =========      =========
Total Return                                                  31.96%(2)    (17.16)%(2)      5.02%(2)        6.01%(2)**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                          $ 94,596      $ 70,353      $ 127,978       $  142,741
Ratio of Expenses to Average Net Assets                        2.20%         2.20%          2.20%           2.20%
Ratio of Net Investment Income/Loss
    to Average Net Assets                                     (0.33%)       (0.26%)        (0.03%)          0.28%
Portfolio Turnover Rate                                         100%          104%            64%             38%**
Effect of Voluntary Expense Reductions During the Period
    Per Share Benefit to Net Investment Income             $    -0-+     $   0.01      $     -0-+     $     0.01
Ratios Before Expense Reductions:
    Expenses to Average Net Assets                             2.22%         2.28%           2.23%          2.35%
    Net Investment Income to Average Net Assets               (0.35%)       (0.34%)         (0.05%)         0.14%

                                                                                 CLASS C SHARES
                                                           ------------------------------------------------------------
                                                              FISCAL YEAR ENDED JUNE 30,            JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS                         2001#         2000#         1999#          JUNE 30, 1998#
----------------------------------                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   8.97      $  10.83      $   10.50      $   10.00
                                                           --------      --------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income/Loss                                (0.04)         0.03            -0-+          0.03
    Net Realized and Unrealized Gain/Loss                      2.91         (1.83)          0.51           0.55
                                                           --------      --------      ---------      ---------
    Total From Investment Operations                           2.87         (1.86)          0.51           0.58
                                                           --------      --------      ---------      ---------
DISTRIBUTIONS
    Net Investment Income                                       -0-           -0-          (0.01)         (0.03)
    In Excess of Net Investment Income                          -0-           -0-            -0-            -0-+
    Net Realized Gain                                           -0-           -0-            -0-          (0.05)
    In Excess of Net Realized Gain                              -0-           -0-          (0.17)           -0-
                                                           --------      --------      ---------      ---------
    Total Distributions                                         -0-           -0-          (0.18)         (0.08)
                                                           --------      --------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                             $  11.84      $   8.97      $   10.83      $    10.50
                                                           ========      ========      =========      =========
Total Return                                                  32.11%(3)    (17.17)%(3)      5.13%(3)        5.83%(3)**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                          $ 21,729      $ 14,585      $  29,071      $   35,564
Ratio of Expenses to Average Net Assets                        2.20%         2.20%          2.20%           2.20%
Ratio of Net Investment Income/Loss
    to Average Net Assets                                     (0.33%)       (0.29%)        (0.02%)          0.29%
Portfolio Turnover Rate                                         100%          104%            64%             38%**
Effect of Voluntary Expense Reductions During the Period
    Per Share Benefit to Net Investment Income             $    -0-+     $   0.01      $     -0-+     $     0.01
Ratios Before Expense Reductions:
    Expenses to Average Net Assets                             2.22%         2.28%           2.23%          2.35%
    Net Investment Income to Average Net Assets               (0.35%)       (0.37%)         (0.03%)         0.15%#*


*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHANGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICES FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12B-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED ON DAILY AVERAGE SHARES OUTSTANDING.

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
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
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


BOARD OF DIRECTORS

J. Miles Branagan           Jack E. Nelson


Jerry D. Choate             Richard F. Powers, III*

Linda Hutton Heagy          Phillip B. Rooney

R. Craig Kennedy            Wayne W. Whalen*

Mitchell M. Merin*          Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure
Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call
(800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, PA 19428


DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Value Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Value Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
VALUE FUND

Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                            OCTOBER 26, 2001


                            CLASS A SHARES

                            CLASS B SHARES

                            CLASS C SHARES

                              PROSPECTUS

The Fund's Investment Company                             VAN KAMPEN
Act File No. is 811-7140.                                 INVESTMENTS

                                                  GENERATIONS OF EXPERIENCE(SM)

                                                  MSVL PRO 10/01
                                                  #65130

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND


Van Kampen Worldwide High Income Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                    THIS PROSPECTUS IS DATED OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                  [LOGO]   VAN KAMPEN
                                                          INVESTMENTS
                                                 GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

Risk/Return Summary                                               3
Fees and Expenses of the Fund                                     6
Investment Objectives, Policies and Risks                         7
Investment Advisory Services                                     19
Purchase of Shares                                               20
Redemption of Shares                                             27
Distributions from the Fund                                      29
Shareholder Services                                             29
Federal Income Taxation                                          31
Financial Highlights                                             33
Appendix--Description of Securities Ratings                     A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade fixed income securities of issuers located throughout the world. The Fund allocates its assets among any or all of three investment sectors: U.S. corporate lower-grade debt securities, emerging market countries debt securities and global fixed income securities offering high real (inflation adjusted) yields. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting U.S. corporate lower-grade debt securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. In selecting emerging market countries debt securities, the Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Fund seeks to invest in fixed income securities of issuers in the global fixed income markets displaying high real (inflation adjusted) yields. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.

The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds." The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the fund will achieve its investment objectives.

FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's investment adviser seeks to maintain the portfolio's average time to maturity within the range of medium-term securities (i.e., those securities with remaining maturities of approximately five years). This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.

Market risk is often greater among certain types of income securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

-    Seek a high level of current income and, secondarily, capital appreciation

- Are willing to take on the increased risks associated with investing in emerging market countries securities and lower-grade securities

-    Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in lower-grade income securities of issuers located throughout the world

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN

1995                            20.0%
1996                            26.0%
1997                            15.6%
1998                          (17.2%)
1999                            18.0%
2000                           (4.6%)

The Fund's return for the nine-month period ended September 30, 2001 for Class A Shares was -10.47%. As a result of market activity, current performance may vary from the figures shown.

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 24.09% (for the quarter ended September 30, 1998) and the lowest quarterly return for Class A Shares was 0.81% (for the quarter ended September 30, 1999).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Worldwide High Income Blended Index II*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.


AVERAGE ANNUAL
TOTAL RETURNS
FOR THE
PERIODS ENDED                                 PAST             PAST             SINCE
DECEMBER 31, 2000                            1 YEAR           5 YEARS         INCEPTION
Van Kampen Worldwide
High Income Fund--
   Class A Shares                             -9.21%            5.29%           6.98%(1)

Worldwide High Income
Blended Index II                               4.24%            9.38%          10.67%(2)

Van Kampen Worldwide
High Income Fund--
   Class B Shares                             -8.71%            5.36%           6.69%(3)

Worldwide High Income
Blended Index II                               4.24%            9.38%          10.55%(4)

Van Kampen Worldwide
High Income Fund--
   Class C Shares                             -6.16%            5.51%           6.95%(1)

Worldwide High Income
Blended Index II                               4.24%            9.38%          10.67%(2)


Inception dates: (1) 4/21/94, (2) 4/29/94, (3) 8/1/95, (4) 7/31/95.

* The Worldwide High Income Blended Index II is an unmanaged index composed of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J.P. Morgan Emerging Markets Bond Index Global.

The current yield for the thirty-day period ended June 30, 2001 is 11.06% for Class A Shares, 10.36% for Class B Shares and 10.37% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

FEES AND EXPENSES
OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                     CLASS A         CLASS B          CLASS C
                                                     SHARES          SHARES           SHARES
SHAREHOLDER FEES
(fees paid directly from
   your investment)

Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)                      4.75%(1)         None            None

Maximum deferred sales charge
   (load) (as a percentage of the
   lesser of original purchase price or
   redemption proceeds)                               None(2)          4.00%(3)        1.00%(4)

Maximum sales charge
   (load) imposed on reinvested
   dividends                                          None             None            None

Redemption fee                                        None             None            None

Exchange fee                                          None             None            None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management fees                                          0.75%            0.75%           0.75%

Distribution and/or service
   (12b-1) fees(5)                                       0.25%            1.00%(6)        1.00%(6)

Other expenses                                           0.55%            0.55%           0.55%
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses                     1.55%            2.30%           2.30%

(1) REDUCED FOR PURCHASES OF $100,000 AND OVER. SEE PURCHASE OF SHARES--CLASS A SHARES.

(2) INVESTMENTS OF $1 MILLION OR MORE ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE, BUT A DEFERRED SALES CHARGE OF 1.00% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF THE PURCHASE. SEE "PURCHASE OF SHARES--CLASS A SHARES."

(3) THE MAXIMUM DEFERRED SALES CHARGE IS 4.00% IN THE FIRST AND SECOND YEAR AFTER PURCHASE, DECLINING THEREAFTER AS FOLLOWS:

       YEAR 1-4.00%
       YEAR 2-4.00%
       YEAR 3-3.00%
       YEAR 4-2.50%
       YEAR 5-1.50%
       AFTER-NONE

     SEE "PURCHASE OF SHARES--CLASS B SHARES."

(4) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES--CLASS C SHARES."

(5) CLASS A SHARES ARE SUBJECT TO AN ANNUAL SERVICE FEE OF UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 1.00% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."


(6) BECAUSE DISTRIBUTION AND/OR SERVICE (12B-1) FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               ONE           THREE         FIVE            TEN
                                              YEAR           YEARS         YEARS          YEARS
Class A Shares                                 $625         $  941         $1,280        $2,233

Class B Shares                                 $633         $1,018         $1,380        $2,448*

Class C Shares                                 $333         $  718         $1,230        $2,636


You would pay the following expenses if you did not redeem your shares:

                                               ONE           THREE         FIVE            TEN
                                              YEAR           YEARS         YEARS          YEARS
Class A Shares                                 $625           $941         $1,280        $2,233

Class B Shares                                 $233           $718         $1,230        $2,448*

Class C Shares                                 $233           $718         $1,230        $2,636


* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVES,
POLICIES AND RISKS

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower-grade fixed income securities of issuers located throughout the world. The Fund allocates its assets among any or all of three investment sectors: U.S. corporate lower-grade debt securities, emerging market countries debt securities and global fixed income securities offering high real (inflation adjusted) yields. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's investment adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal conditions, the Fund invests between 80% and 100% of its net assets at the time of investment (including any borrowing for investment purposes) in some or all of these three categories of high yielding, high risk securities, commonly known as "junk bonds." The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The types of securities in each of these investment sectors in which the Fund may invest are described below.

                                  UNDERSTANDING
                                 QUALITY RATINGS

Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this Prospectus.

          S&P             MOODY'S           MEANING

          AAA             Aaa               Highest quality

          AA              Aa                High quality

          A               A                 Above-average quality

          BBB             Baa               Average quality
--------------------------------------------------------------------------
          BB              Ba                Below-average quality

          B               B                 Marginal quality

          CCC             Caa               Poor quality

          CC              Ca                Highly speculative

          C               C                 Lowest quality

          D              --                 In default

In selecting U.S. corporate lower-rated or comparable quality unrated debt securities for the Fund's portfolio, the Fund's investment adviser considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.

The Fund's investment adviser intends to invest a portion of the Fund's assets in emerging market countries debt securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's investment adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's investment adviser applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.

In addition, the Fund's investment adviser intends to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields.

The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The assessment of the Fund's investment adviser of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.

The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the Fund's investment adviser's perception of market conditions. Under normal market conditions, the Fund invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years). When the Fund's investment adviser believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's investment adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's investment adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.

Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.

Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                              RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

The Fund's investments may include securities with the lowest grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended June 30, 2001, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.


                                                   PERIOD ENDED JUNE 30, 2001

                                                                       UNRATED SECURITIES OF
                                        RATED SECURITIES                COMPARABLE QUALITY
                                       (AS A PERCENTAGE OF              (AS A PERCENTAGE OF
RATING CATEGORY                         PORTFOLIO VALUE)                 PORTFOLIO VALUE)
AAA/Aaa                                       1.15%                           0.00%
AA/Aa                                         0.00%                           0.00%
A/A                                           0.38%                           0.00%
BBB/Baa                                      14.46%                           0.19%
BB/Ba                                        28.14%                           0.52%
B/B                                          49.41%                           0.52%
CCC/Caa                                       2.81%                           1.92%
CC/Ca                                         0.45%                           0.00%
C/C                                           0.00%                           0.00%
D                                             0.00%                           0.05%
Percentage of Rated and
   Unrated Securities                        96.80%                           3.20%

The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                    ADDITIONAL INFORMATION REGARDING CERTAIN
                               INCOME SECURITIES

DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.

In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's investment adviser to be creditworthy.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.

PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Certain of the Fund's direct investments, particularly in emerging market countries, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

                                OTHER INVESTMENTS
                                AND RISK FACTORS

DERIVATIVE INSTRUMENTS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objectives, no assurance can be given that these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a substitute for purchasing or selling particular securities, including, for example, when the Fund adjusts its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this prospectus.

OTHER PRACTICES. For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.

Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more
"defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

INVESTMENT ADVISORY
SERVICES

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") and administrator of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million                                              0.75%

Next $500 million                                               0.70%

Over $1 billion                                                 0.65%

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Fund also retains the Adviser to provide administrative services for the Fund's day-to-day operations. Under an administration agreement between the Adviser and the Fund, the Fund pays a monthly administration fee computed based upon an annual rate of 0.25% applied to the average daily net assets of the Fund.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                              INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The

Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2001, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $162 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                     GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or the Distributor may establish.

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's High Yield team and Emerging Markets Debt team. Each team is made up of established investment professionals. Current members of the High Yield team include Gordon W. Loery, an Executive Director of the Adviser, Stephen F. Esser, a Managing Director of the Adviser and Deanna I. Loughnane, an Executive Director of the Adviser. Current members of the Emerging Markets Debt team include Abigail I. McKenna, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are not readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. See the financial statements and notes thereto in the Fund's
Statement of Additional Information.

The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith by the Adviser at fair value using methods determined by the Fund's Board of Directors.

Trading in securities on many foreign securities exchanges (including
European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                              SALES CHARGE SCHEDULE

                                                                 AS % OF            AS % OF
SIZE OF                                                         OFFERING          NET AMOUNT
INVESTMENT                                                        PRICE            INVESTED
Less than $100,000                                                 4.75%              4.99%
$100,000 but less than $250,000                                    3.75%              3.90%
$250,000 but less than $500,000                                    2.75%              2.83%
$500,000 but less than $1,000,000                                  2.00%              2.04%
$1,000,000 or more                                                   *                  *

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                               CONTINGENT DEFERRED
                                                  SALES CHARGE
                                               AS A PERCENTAGE OF
                                                  DOLLAR AMOUNT
YEAR SINCE PURCHASE                             SUBJECT TO CHARGE
First                                                   4.00%
Second                                                  4.00%
Third                                                   3.00%
Fourth                                                  2.50%
Fifth                                                   1.50%
Sixth and after                                         None

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                             OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value.
     Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute as dividends to shareholders all, or substantially all, of this net investment income at least monthly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911
((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions.

Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certification as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends with respect to the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally would not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended June 30, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                   CLASS A SHARES
                                                       ------------------------------------------------------------------------
                                                                             FISCAL YEAR ENDED JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                       2001#           2000#           1999#           1998#            1997
                                                       ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.93        $   9.90        $  12.46        $  14.26        $  12.47

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   1.00            1.14            1.06            1.15            1.25
   Net Realized and Unrealized Gain/Loss                  (1.77)          (0.06)          (2.51)          (0.67)           2.30
                                                       --------        --------        --------        --------        --------
Total From Investment Operations                          (0.77)           1.08           (1.45)           0.48            3.55
                                                       --------        --------        --------        --------        --------
DISTRIBUTIONS
   Net Investment Income                                  (1.05)          (1.05)          (1.10)          (1.09)          (1.25)
   Net Realized Gain                                        -0-             -0-             -0-           (1.19)          (0.51)
   In Excess of Net Realized Gain                           -0-             -0-           (0.01)            -0-             -0-
                                                       --------        --------        --------        --------        --------
Total Distributions                                       (1.05)          (1.05)          (1.11)          (2.28)          (1.76)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $   8.11        $   9.93        $   9.90        $  12.46        $  14.26
                                                       ========        ========        ========        ========        ========
Total Return                                              (8.23%)(1)      11.39%(1)      (11.14%)(1)       3.40%(1)       30.29%(1)
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)                      $ 31,129        $ 44,932        $ 58,506        $ 91,579        $ 76,439
Ratio of Expenses to Average Net Assets                    1.55%           1.60%           1.45%           1.45%           1.52%
Ratio of Net Investment Income to Average Net Assets      10.96%          11.41%          10.55%           8.36%           9.73%
Portfolio Turnover Rate                                     141%            119%            121%            156%            157%
Ratio of Net Expenses to Average Net Assets
   excluding country tax expense                           1.45%           1.46%            N/A             N/A             N/A

                                                                                       CLASS B SHARES
                                                       ------------------------------------------------------------------------
                                                                                   FISCAL YEAR ENDED JUNE 30,
                                                         2001#           2000#           1999#           1998#           1997
                                                       ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.89        $   9.86        $  12.40        $  14.20        $  12.44

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.93            1.06            0.98            1.04            1.07
   Net Realized and Unrealized Gain/Loss                  (1.76)          (0.06)          (2.50)          (0.65)           2.35
                                                       --------        --------        --------        --------        --------
Total From Investment Operations                          (0.83)           1.00           (1.52)           0.39            3.42
                                                       --------        --------        --------        --------        --------
DISTRIBUTIONS
   Net Investment Income                                  (0.98)          (0.97)          (1.01)          (1.00)          (1.15)
   Net Realized Gain                                        -0-             -0-             -0-           (1.19)          (0.51)
   In Excess of Net Realized Gain                           -0-             -0-           (0.01)            -0-             -0-
                                                       --------        --------        --------        --------        --------
Total Distributions                                       (0.98)          (0.97)          (1.02)          (2.19)          (1.66)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $   8.08        $   9.89        $   9.86        $  12.40        $  14.20
                                                       ========        ========        ========        ========        ========
Total Return                                              (8.99%)(2)      10.58%(2)      (11.82%)(2)       2.63%(2)       29.14%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)                      $ 64,061        $ 90,872        $107,013        $146,401        $ 78,340
Ratio of Expenses to Average Net Assets                    2.30%           2.35%           2.20%           2.20%           2.27%
Ratio of Net Investment Income to Average Net Assets      10.21%          10.65%           9.81%           7.64%           8.86%
Portfolio Turnover Rate                                     141%            119%            121%            156%            157%
Ratio of Net Expenses to Average Net Assets
   excluding country tax expense                           2.20%           2.21%            N/A             N/A             N/A


                                                                                     CLASS C SHARES
                                                       ------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED JUNE 30,
                                                         2001#           2000#           1999#           1998#           1997
                                                       ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.89        $   9.87        $  12.40        $  14.21        $  12.45

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.93            1.06            0.98            1.04            1.16
   Net Realized and Unrealized Gain/Loss                  (1.76)          (0.07)          (2.49)          (0.66)           2.26
                                                       --------        --------        --------        --------        --------
Total From Investment Operations                          (0.83)           0.99           (1.51)           0.38            3.42
                                                       --------        --------        --------        --------        --------
DISTRIBUTIONS
   Net Investment Income                                  (0.98)          (0.97)          (1.01)          (1.00)          (1.15)
   Net Realized Gain                                        -0-             -0-             -0-           (1.19)          (0.51)
   In Excess of Net Realized Gain                           -0-             -0-           (0.01)            -0-             -0-
                                                       --------        --------        --------        --------        --------
Total Distributions                                       (0.98)          (0.97)          (1.02)          (2.19)          (1.66)
                                                       --------        --------        --------        --------        --------
Net Asset Value, End of Period                         $   8.08        $   9.89        $   9.87        $  12.40        $  14.21
                                                       ========        ========        ========        ========        ========
Total Return                                              (8.88%)(3)      10.57%(3)      (11.83%)(3)       2.55%(3)       29.12%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)                      $ 23,320        $ 33,474        $ 40,616        $ 60,197        $ 41,709
Ratio of Expenses to Average Net Assets                    2.30%           2.35%           2.20%           2.20%           2.27%
Ratio of Net Investment Income to Average Net Assets      10.21%          10.65%           9.81%           7.62%           9.04%
Portfolio Turnover Rate                                     141%            119%            121%            156%            157%
Ratio of Net Expenses to Average Net Assets
   excluding country tax expense                           2.20%           2.21%            N/A             N/A             N/A


N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED ON DAILY AVERAGE SHARES
      OUTSTANDING.

APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                           LONG-TERM CREDIT RATINGS --
                                INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                                SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment. C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE--A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                 SHORT-TERM DEBT

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

BOARD OF DIRECTORS

J. Miles Branagan                             Jack E. Nelson
Jerry D. Choate                               Richard F. Powers, III*
Linda Hutton Heagy                            Phillip B. Rooney
R. Craig Kennedy                              Wayne W. Whalen*
Mitchell M. Merin*                            Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911, our Secure Account Manager system

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

WEB SITE
www.vankampen.com

VAN KAMPEN WORLDWIDE HIGH INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Worldwide High Income Fund

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, NY 11245
Attn: Van Kampen Worldwide High Income Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

VAN KAMPEN
WORLDWIDE HIGH
INCOME FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 26, 2001

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                  [LOGO]   VAN KAMPEN
                                                          INVESTMENTS
                                                 GENERATIONS OF EXPERIENCE(SM)

The Fund's Investment Company
Act File No. is 811-7140.

                                                                  MSWW PRO 10/01
                                                                  #65132

                      STATEMENT OF ADDITIONAL INFORMATION
                          VAN KAMPEN SERIES FUND, INC.

    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following seventeen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Equity Fund (formerly known as Van Kampen Asian Growth Fund), Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen European Value Equity Fund (formerly known as Van Kampen European Equity Fund), Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Franchise Fund (formerly known as Van Kampen Tax Managed Global Franchise Fund), Van Kampen Global Value Equity Fund (formerly known as Van Kampen Global Equity Fund), Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, each of which is organized as a non-diversified series of the Company.

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read the Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555 or
(800) 341-2911 (or (800) 421-2833 for the hearing impaired).

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
General Information.....................    2
Investment Objectives, Policies and
 Risks..................................    7
Investment Restrictions.................   24
Directors and Officers..................   27
Investment Advisory Agreements..........   34
Other Agreements........................   36
Distribution and Service................   37
Transfer Agent..........................   46
Portfolio Transactions and Brokerage
 Allocation.............................   46
Shareholder Services....................   50
Redemption of Shares....................   51
Contingent Deferred Sales Charge --
 Class A................................   51
Waiver of Class B and Class C Contingent
 Deferred Sales Charges.................   52
Taxation................................   53
Performance Information.................   56
Other Information.......................   59
Appendix A -- Description of Securities
 Ratings................................  A-1
Reports of Independent Auditors,
 Financial Statements and Notes to
 Financial Statements...................  F-1

      This Statement of Additional Information is dated October 26, 2001.

                              GENERAL INFORMATION

    The Company is a corporation organized under the laws of the state of Maryland by Articles of Incorporation dated August 12, 1992 (the "Articles"). The Articles permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly, each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998).

    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") and the administrator (the "Administrator") for the Funds. Morgan Stanley Investment Management Inc. ("MSIM") is a sub-adviser (a "Sub-Adviser") to the Funds, other than Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. Morgan Stanley Investments LP ("MSI") is a sub-adviser (a "Sub-Adviser") to Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain transfer agency and shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information".

    Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). MSIM and MSI are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. The principal office of MSIM is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of MSI is located at One Tower Bridge, West Conshocken, Pennsylvania 19428.

    Morgan Stanley is a preeminant global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 19,125,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

    Each Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

    Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

    The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

    In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.
    2

    As of October 8, 2001, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:

                                                                                         AMOUNT OF
                                                                                        OWNERSHIP AT     CLASS OF    PERCENTAGE
FUND                                           NAME & ADDRESS OF HOLDER               OCTOBER 8, 2001     SHARES     OWNERSHIP
----                                           ------------------------               ----------------   ---------   ----------
American Value Fund                MLPF&S For the Sole Benefit of its Customers           7,223,327          A         46.36%
                                   Attn: Fund Administration 97B64
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Edward D. Jones & CO                                     842,900          A          5.41%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   MLPF&S For the Sole Benefit of its Customers           1,925,167          B         14.49%
                                   Attn: Fund Administration 97B65
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 931,307          B          7.01%
                                   2800 Post Oak Blvd.
                                   Houston, TX 77056
                                   MLPF&S For the Sole Benefit of its Customers           1,270,112          C         21.70%
                                   Attn: Fund Administration 97CS8
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Dean Witter Reynolds                                   3,054,484          B         22.98%
                                   5 World Trade Center fl. 6                               514,621          C          8.79%
                                   New York, NY 10048-0205
Asian Equity Fund                  Van Kampen Trust Company                                 149,613          B          5.54%
                                   2800 Post Oak Blvd
                                   Houston, TX 77056
                                   Dean Witter Reynolds                                     452,011          B         16.74%
                                   5 World Trade Center fl. 6                               114,209          C          5.11%
                                   New York, NY 10048-0205
Emerging Markets Fund              Charles Schwab & Co Inc                                1,647,525          A         15.40%
                                   Exclusive Benefit of its customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122
                                   Dean Witter Reynolds                                   1,044,011          B         23.80%
                                   5 World Trade Center fl. 6                               187,128          C          9.00%
                                   New York, NY 10048-0205
                                   MLPF&S For the Sole Benefit of its Customers           1,908,215          A         17.83%
                                   Attn: Fund Administration 97FK6
                                   4800 Deer Lake Drive 2nd fl
                                   Jacksonville FL 32246-6584
                                   Van Kampen Trust Company                                 406,261          B          9.26%
                                   2800 Post Oak Blvd
                                   Houston, TX 77056
Equity Growth Fund                 Edward D. Jones & CO                                     968,333          A         28.05%
                                   Attn: Mutual Fund                                        169,989          C         11.82%
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009

                                                                                         AMOUNT OF
                                                                                        OWNERSHIP AT     CLASS OF    PERCENTAGE
FUND                                           NAME & ADDRESS OF HOLDER               OCTOBER 8, 2001     SHARES     OWNERSHIP
----                                           ------------------------               ----------------   ---------   ----------
                                   Dean Witter Reynolds                                     507,538          B         12.70%
                                   5 World Trade Center fl. 6                               181,864          C         12.64%
                                   New York, NY 10048-0205
                                   MLPF&S For the Sole Benefit of its Customers             231,209          B          5.79%
                                   Attn: Fund Administration 97238
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 618,729          A         17.92%
                                   2800 Post Oak Blvd                                       774,995          B         19.39%
                                   Houston, TX 77056                                         92,021          C          6.40%
European Value Equity Fund         Van Kampen Trust Company                                  93,485          A         13.43%
                                   2800 Post Oak Blvd                                       104,962          B         22.72%
                                   Houston, TX 77056                                         15,996          C          9.33%
                                   Van Kampen Funds                                          69,000          A          9.91%
                                   Distributors, Inc.                                        67,000          B         14.50%
                                   Attn: Dominick Cogliandro                                 67,000          C         39.08%
                                   One Chase Manhattan Plaza 37th Fl.
                                   New York, New York 10005-12401
                                   Edward D. Jones & Co.                                     84,580          A         12.15%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Prkwy
                                   Maryland Heights, MO 63043
                                   MLPF&S for the Sole Benefit of its Customers              62,250          A          8.94%
                                   Attn: Fund Administration 97FW6                           50,591          B         10.95%
                                   4800 Deer Lake Drive E 2nd Fl
                                   Jacksonville, FL 32246-6448
                                   Bear Stearns Securities Corp.                             43,347          A          6.22%
                                   FBO 853-00311-14
                                   1 Metrotech Center N
                                   Brooklyn NY 11201-3870
                                   Bear Stearns Securities Corp.                             42,344          A          6.08%
                                   FBO 853-00647-19
                                   1 Metrotech Center N
                                   Brooklyn NY 11201-3870
                                   Dean Witter Reynolds                                      43,237          A          6.21%
                                   5 World Trade Center Fl 6                                 56,933          B         12.32%
                                   New York, NY 10048-0205                                   10,534          C          6.14%
Focus Equity Fund                  Edward D. Jones & CO                                   1,468,849          A         19.28%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Dean Witter Reynolds                                   1,363,874          A         17.91%
                                   5 World Trade Center Fl. 6                             3,722,007          B         31.06%
                                   New York, NY 10048-0205                                  453,581          C         17.88%
                                   MLPF&S For the Sole Benefit of its Customers             155,496          C          6.13%
                                   Attn: Fund Administration 97B63
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 867,577          A         11.39%
                                   2800 Post Oak Blvd                                     1,434,253          B         11.97%
                                   Houston, TX 77056                                        183,502          C          7.24%

                                                                                         AMOUNT OF
                                                                                        OWNERSHIP AT     CLASS OF    PERCENTAGE
FUND                                           NAME & ADDRESS OF HOLDER               OCTOBER 8, 2001     SHARES     OWNERSHIP
----                                           ------------------------               ----------------   ---------   ----------
Global Equity Allocation Fund      Edward D. Jones & CO                                   3,041,274          A         14.57%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Dean Witter Reynolds                                   1,841,983          B         12.30%
                                   5 World Trade Center Fl. 6                               328,847          C          5.52%
                                   New York, NY 10048-0205
                                   Van Kampen Trust Company                               4,568,873          A         21.88%
                                   2800 Post Oak Blvd                                         6,847          B         20.28%
                                   Houston, TX 77056                                        483,970          C          8.13%
Global Franchise Fund              Morgan Stanley & Co FBO                                  193,307          A          7.54%
                                   Ecological Trust Fund of
                                   Panama GP
                                   Nature Conservancy
                                   4245 Fairfax Drive Ste 100
                                   Arlington, VA 22203-1637
                                   Morgan Stanley & Co FBO                                   98,418          A          7.27%
                                   Ecological Trust Fund of
                                   Panama US
                                   Nature Conservancy
                                   4245 Fairfax Drive Ste 100
                                   Arlington, VA 22203-1637
                                   Morgan Stanley & Co FBO                                   82,119          B       6.072  %
                                   Robert H. Krieble & Nancy B. Krieble 1996
                                   Charitable Remainder Unitrust
                                   1 Gold Street #24H
                                   Hartford CT 06103-2932
                                   Edward D. Jones & CO                                     245,736          A         18.17%
                                   Attn: Mutual Fund                                         40,740          B          7.17%
                                   Shareholder Accounting                                    57,319          C         13.84%
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   MLPF&S for the Sole Benefit of its Customers             101,932          A          7.53%
                                   Attn: Fund Administration 97FW6                          116,133          B         20.43%
                                   4800 Deer Lake Dr. E 2nd fl.                              52,315          C         12.63%
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                  58,941          B         10.37%
                                   2800 Post Oak Blvd
                                   Houston, TX 77056
                                   Hercules Worldwide Corp                                   46,263          C         11.17%
                                   P.O. Box 621 54 Bath Street
                                   St. Helier Jersey Channel Island
                                   JE4 8YD United Kingdom
Global Value Equity Fund           Edward D. Jones & CO                                   1,074,805          A         12.99%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Dean Witter Reynolds                                   2,023,964          A         24.46%
                                   5 World Trade center Fl. 6                            28,760,474          B         81.72%
                                   New York, NY 10048-0205                                2,416,370          C         69.26%

                                                                                         AMOUNT OF
                                                                                        OWNERSHIP AT     CLASS OF    PERCENTAGE
FUND                                           NAME & ADDRESS OF HOLDER               OCTOBER 8, 2001     SHARES     OWNERSHIP
----                                           ------------------------               ----------------   ---------   ----------
                                   Van Kampen Trust Company                                 460,636          A          5.57%
                                   2800 Post Oak Blvd
                                   Houston, TX 77056
International Magnum Fund          Edward D. Jones & CO                                   1,034,240          A         20.55%
                                   Attn: Mutual Fund                                        223,409          B          7.18%
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   MLPF&S For the Sole Benefit of its Customers             179,309          B          5.77%
                                   Attn: Fund Administration 97N88
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 272,214          A          5.41%
                                   2800 Post Oak Blvd                                       291,945          B          9.39%
                                   Houston, TX 77056                                         62,351          C          7.27%
                                   Dean Witter Reynolds                                   1,237,643          A         24.60%
                                   5 World Trade Center Fl. 6                               587,280          B         18.80%
                                   New York, NY 10048-0205                                   69,067          C          8.06%
Latin American Fund                Dean Witter Reynolds                                     115,891          A          6.25%
                                   5 World Trade Center Fl 6                                309,811          B         27.37%
                                   New York, NY 10048-0205                                   41,418          C          7.39%
                                   The Private Bank & Trust Co.                             104,316          A          5.63%
                                   Cust Daniel R Lee
                                   10 Dearborn Street 900
                                   Chicago, Il. 60602-4209
                                   Charles Schwab & Co Inc                                  131,054          A          7.08%
                                   Exclusive Benefit of its Customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122
                                   MLPF&S For the Sole Benefit of its Customers             114,992          A          6.20%
                                   Attn: Fund Administration                                 53,984          C          9.64%
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 134,336          A          7.25%
                                   2800 Post Oak Blvd                                        88,309          B          7.80%
                                   Houston, TX 77056
Mid Cap Growth Fund                MLPF&S For the Sole Benefit of its Customers             247,807          A          5.15%
                                   Attn: Fund Administration 97238                          268,286          B          5.57%
                                   4800 Deer Lake Drive E. 2nd Floor                        223,216          C         10.23%
                                   Jacksonville, FL 32246-6484
                                   Dean Witter Reynolds                                     281,375          A          5.85%
                                   5 World Trade Center Fl. 6                               987,367          B         20.51%
                                   New York, NY 10048-0205                                  280,778          C         12.87%
                                   Edward D. Jones & CO                                   1,117,406          A         23.24%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Trustmark National Bank                                  466,294          A          9.69%
                                   FBO Various Trust Accounts - RR
                                   ATTN: Mutual Funds Trust RM 1030
                                   248 E. Capitol St.
                                   Jackson MS 39201-2503

                                                                                         AMOUNT OF
                                                                                        OWNERSHIP AT     CLASS OF    PERCENTAGE
FUND                                           NAME & ADDRESS OF HOLDER               OCTOBER 8, 2001     SHARES     OWNERSHIP
----                                           ------------------------               ----------------   ---------   ----------
                                   Van Kampen Trust Company                                 674,925          A         14.04%
                                   2800 Post Oak Blvd                                     1,092,927          B         22.70%
                                   Houston, TX 77056                                        124,996          C          5.73%
Value Fund                         Edward D. Jones & CO                                   1,468,057          A         25.41%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Dean Witter Reynolds                                   1,593,199          B         18.98%
                                   5 World Trade Center Fl. 6                               318,495          C         16.40%
                                   New York, NY 10048-0205
                                   MLPF&S For the Sole Benefit of its Customers             788,390          B          9.39%
                                   Attn Fund Administration 97P52                           124,474          C          6.41%
                                   4800 Deer Lake Drive E. 2nd Floor
                                   Jacksonville, FL 32246-6484
                                   Van Kampen Trust Company                                 585,947          A         10.14%
                                   2800 Post Oak Blvd                                       824,817          B          9.83%
                                   Houston, TX 77056                                        182,234          C          9.39%
Worldwide High Income Fund         Charles Schwab & Co Inc                                  274,897          A          7.35%
                                   Exclusive Benefit of its Customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122
                                   Edward D. Jones & CO                                     292,565          A          7.83%
                                   Attn: Mutual Fund
                                   Shareholder Accounting
                                   201 Progress Pkwy
                                   Maryland Hts., MO 63043-3009
                                   Dean Witter Reynolds                                     214,114          A          5.73%
                                   5 World Trade Center Fl. 6                             2,510,316          B         33.46%
                                   New York, NY 10048-0205                                  218,608          C          7.66%

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The following disclosure supplements the disclosure set forth in the "Investment Objective(s), Policies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

    To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund and the Adviser. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

    Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities. Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

    Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
    8

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

    Certain Funds may or will invest in securities of foreign issuers. The Adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

    In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

    Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

    In addition to the increased risks of investing in foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

    FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The
                                                                           9
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Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.
    10
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    To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts. See also "Strategic Transactions".

    FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

    INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market
                                                                          11
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countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

    A Fund's purchase and sale of portfolio securities of issuers determined by the Adviser to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

    Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

    Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

    Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

    The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

    A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a
    12
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government obligor may default on its obligations. If such an event occurs, a
Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

    EUROPEAN INVESTING. Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.

    Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

    RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

    BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances,
                                                                          13
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which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

    Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

    Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

    If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

    In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Adviser determines that the Lender interpositioned between the Fund and the borrower is creditworthy.
    14
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    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

    Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

    Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

    Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

    The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

    The Adviser is responsible for determining the net asset values of the Funds, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

    A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these
                                                                          15
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investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Adviser will weigh these concerns against the expected total returns from such instruments.

    A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. A Fund may invest in loans, assignments of loans and participation in loans. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

    Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the Adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the Adviser's credit analysis than is the case with investing in higher-grade securities.

    New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.
    16

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

    The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.
                                                                          17
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REVERSE REPURCHASE AGREEMENTS

    To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SECURITIES LENDING

    Certain Funds may lend investment securities to qualified broker-dealers, banks and other institutional borrowers who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks and other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company's Board of Directors.

    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted by the Fund.

SHORT SALES

    Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
    18

STRATEGIC TRANSACTIONS

    Each Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that these transactions will achieve this result.

    FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Unless otherwise limited in a Fund's Prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    Unless otherwise limited in a Fund's Prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Adviser believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RISK FACTORS IN FUTURES CONTRACT TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

    OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of
    20
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that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

    OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
                                                                          21
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    CAPS, FLOORS AND COLLARS.  Unless otherwise limited by a Fund's Prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

    STRUCTURED NOTES. Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Adviser is willing to accept, while avoiding or reducing certain other risks.

    SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total
    22
return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and liquid securities to the extent such Fund's obligations are not otherwise "covered" as described above. In general, the Funds must segregate either (i) the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or (ii) subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.
                                                                          23
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"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

    The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT RESTRICTIONS

    Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

    Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Equity Fund, Equity Growth Fund, European Value Equity Fund, Global Equity Allocation Fund, Global Franchise Fund, Global Value Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund, and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund, and Worldwide High Income Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

    The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

    For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                 American Value Fund, Asian Equity Fund,
                                  Emerging Markets Fund, European Value
                                  Equity Fund, Focus Equity Fund, Global
                                  Equity Allocation Fund, Growth and
                                  Income Fund II, International Magnum
                                  Fund, Japanese Equity Fund, Latin
                                  American Fund and Worldwide High Income
                                  Fund.
Category II Funds:                Emerging Markets Debt Fund, Equity
                                  Growth Fund, Global Franchise Fund,
                                  Global Value Equity Fund, Mid Cap Growth
                                  Fund and Value Fund.

    24
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CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, European Value Equity Fund, Focus Equity Fund, Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, European Value Equity Fund, Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

    (14) issue senior securities.

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

    (16) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

    (17) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.
                                                                          25
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    The following are non-fundamental investment limitations with respect to the
Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.
    26

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

    If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS

    The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Funds and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen System Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    DIRECTOR

                                          PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                    EMPLOYMENT IN PAST 5 YEARS
---------------------                    --------------------------
J. Miles Branagan..................  Private investor. Trustee/Director
1632 Morning Mountain Road           of each of the funds in the Fund
Raleigh, NC 27614                    Complex. Co-founder, and prior to
Date of Birth: 07/14/32              August 1996, Chairman, Chief
Age: 69                              Executive Officer and President,
                                     MDT Corporation (now known as
                                     Getinge/Castle, Inc., a subsidiary
                                     of Getinge Industrier AB), a
                                     company which develops,
                                     manufactures, markets and services
                                     medical and scientific equipment.

Jerry D. Choate....................  Director of Amgen Inc., a
53 Monarch Bay Drive                 biotechnological company, and
Dana Point, CA 92629                 Director of Valero Energy
Date of Birth: 09/16/38              Corporation, an independent
Age: 63                              refining company. Trustee/Director
                                     of each of the funds in the Fund
                                     Complex. Prior to January 1999,
                                     Chairman and Chief Executive
                                     Officer of the Allstate Corporation
                                     ("Allstate") and Allstate Insurance
                                     Company. Prior to January 1995,
                                     President and Chief Executive
                                     Officer of Allstate. Prior to
                                     August 1994, various management
                                     positions at Allstate.

Linda Hutton Heagy.................  Managing Partner of Heidrick &
Sears Tower                          Struggles, an executive search
233 South Wacker Drive               firm. Trustee/Director of each of
Suite 7000                           the funds in the Fund Complex.
Chicago, IL 60606                    Prior to 1997, Partner, Ray &
Date of Birth: 06/03/48              Berndtson, Inc., an executive
Age: 53                              recruiting and management
                                     consulting firm. Formerly,
                                     Executive Vice President of ABN
                                     AMRO, N.A., a Dutch bank holding
                                     company. Prior to 1992, Executive
                                     Vice President of La Salle National
                                     Bank. Trustee on the University of
                                     Chicago Hospitals Board, Vice Chair
                                     of the Board of The YMCA of
                                     Metropolitan Chicago and a member
                                     of the Women's Board of the
                                     University of Chicago. Prior to
                                     1996, Trustee of The International
                                     House Board, a fellowship and
                                     housing organization for
                                     international graduate students.

R. Craig Kennedy...................  President and Director, German
11 DuPont Circle, N.W.               Marshall Fund of the United States,
Washington, D.C. 20016               an independent U.S. foundation
Date of Birth: 02/29/52              created to deepen understanding,
Age: 49                              promote collaboration and stimulate
                                     exchanges of practical experience
                                     between Americans and Europeans.
                                     Trustee/Director of each of the
                                     funds in the Fund Complex.
                                     Formerly, adviser to the Dennis
                                     Trading Group Inc., a managed
                                     futures and option company that
                                     invests money for individuals and
                                     institutions. Prior to 1992,
                                     President and Chief Executive
                                     Officer, Director and member of the
                                     Investment Committee of the Joyce
                                     Foundation, a private foundation.

Mitchell M. Merin*.................  President and Chief Operating
1221 Avenue of the Americas          Officer of Morgan Stanley
21st Floor                           Investment Management since
New York, NY 10020                   December 1998. President and
Date of Birth: 08/13/53              Director since April 1997 and Chief
Age: 48                              Executive Officer since June 1998
                                     of Morgan Stanley Dean Witter
                                     Advisors Inc. and Morgan Stanley
                                     Dean Witter Services Company Inc.
                                     Chairman, Chief Executive Officer
                                     and Director of Morgan Stanley Dean
                                     Witter Distributors Inc. since June
                                     1998. Chairman and Chief Executive
                                     Officer since June 1998, and
                                     Director since January 1998, of
                                     Morgan Stanley Dean Witter Trust
                                     FSB. Director of various Morgan
                                     Stanley subsidiaries. President of
                                     the Morgan Stanley Funds since May
                                     1999. Trustee/Director of each of
                                     the funds in the Fund Complex.
                                     Previously Chief Strategic Officer
                                     of Morgan Stanley Dean Witter
                                     Advisors Inc. and Morgan Stanley
                                     Dean Witter Services Company Inc.
                                     and Executive Vice President of
                                     Morgan Stanley Dean Witter
                                     Distributors Inc. April 1997-June
                                     1998, Vice President of the Morgan
                                     Stanley Dean Witter Funds May
                                     1997-April 1999 and Executive Vice
                                     President of Dean Witter, Discover
                                     & Co. prior to May 1997.

Jack E. Nelson.....................  President and owner, Nelson
423 Country Club Drive               Investment Planning Services, Inc.,
Winter Park, FL 32789                a financial planning company and
Date of Birth: 02/13/36              registered investment adviser in
Age: 65                              the State of Florida. President and
                                     owner, Nelson Ivest Brokerage
                                     Services Inc., a member of the
                                     National Association of Securities
                                     Dealers, Inc. and Securities
                                     Investors Protection Corp.
                                     Trustee/Director of each of the
                                     funds in the Fund Complex.

                                          PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                    EMPLOYMENT IN PAST 5 YEARS
---------------------                    --------------------------
Richard F. Powers, III*............  Chairman, President, Chief
1 Parkview Plaza                     Executive Officer, Director and
P.O. Box 5555                        Managing Director of Van Kampen
Oakbrook Terrace, IL 60181-5555      Investments. Chairman, Director and
Date of Birth: 02/02/46              Chief Executive Officer of the
Age: 55                              Advisers, the Distributor, Van
                                     Kampen Advisors Inc. and Van Kampen
                                     Management Inc., since 1998.
                                     Managing Director of the Advisers,
                                     the Distributor, Van Kampen
                                     Advisors Inc. and Van Kampen
                                     Management Inc., since July 2001.
                                     Director and officer of certain
                                     other subsidiaries of Van Kampen
                                     Investments. Chief Sales and
                                     Marketing Officer of Morgan Stanley
                                     Dean Witter Asset Management Inc.
                                     Trustee/Director and President of
                                     each of the funds in the Fund
                                     Complex. Trustee, President and
                                     Chairman of the Board of other
                                     investment companies advised by the
                                     Advisers and their affiliates, and
                                     Chief Executive Officer of Van
                                     Kampen Exchange Fund. Prior to May
                                     1998, Executive Vice President and
                                     Director of Marketing at Morgan
                                     Stanley Dean Witter and Director of
                                     Dean Witter Discover & Co. and Dean
                                     Witter Realty. Prior to 1996,
                                     Director of Dean Witter Reynolds
                                     Inc.

Phillip B. Rooney..................  President of ServiceMaster
One ServiceMaster Way                Management Services, a network of
Downers Grove, IL 60515              quality service companies, since
Date of Birth: 07/08/44              January 2001. Director of Illinois
Age: 57                              Tool Works, Inc., a manufacturing
                                     company, since 1990. Trustee of the
                                     University of Notre Dame since
                                     1993. Trustee/Director of each of
                                     the funds in the Fund Complex.
                                     Prior to 2001, Director of the
                                     Urban Shopping Centers Inc., a
                                     retail management company. Vice
                                     Chairman from April 1997 to April
                                     2000 and Director from 1994 to 2000
                                     of The ServiceMaster Company, a
                                     business and consumer services
                                     Company. Prior to 1998, Director of
                                     Stone Container Corp., a paper
                                     manufacturing company. President
                                     and Chief Executive Officer of
                                     Waste Management Inc., an
                                     environmental services company,
                                     from June 1996 through February
                                     1997, and from November 1984
                                     through June 1996 Mr. Rooney was
                                     President and Chief Operating
                                     Officer of Waste Management Inc.

Wayne W. Whalen*...................  Partner in the law firm of Skadden,
333 West Wacker Drive                Arps, Slate, Meagher & Flom
Chicago, IL 60606                    (Illinois), legal counsel to the
Date of Birth: 08/22/39              funds in the Fund Complex and other
Age: 62                              investment companies advised by the
                                     Advisers. Trustee/Director of each
                                     of the funds in the Fund Complex,
                                     and Trustee/Managing General
                                     Partner of other investment
                                     companies advised by the Advisers.

Suzanne H. Woolsey.................  Chief Operating Officer of the
2101 Constitution Ave., N.W.         National Academy of
Room 206                             Sciences/National Research Council,
Washington, D.C. 20418               an independent, federally chartered
Date of Birth: 12/27/41              policy institution, since 1993.
Age: 59                              Director of Neurogen Corporation, a
                                     pharmaceutical company, since
                                     January 1998. Director of the
                                     German Marshall Fund of the United
                                     States, Trustee of Colorado
                                     College, and Vice Chair of the
                                     Board of the Council for Excellence
                                     in Government. Trustee/Director of
                                     each of the funds in the Fund
                                     Complex. Prior to 1993, Executive
                                     Director of the Commission on
                                     Behavioral and Social Sciences and
                                     Education at the National Academy
                                     of Sciences/National Research
                                     Council. From 1980 through 1989,
                                     Partner of Coopers & Lybrand.

--------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

    Messrs. Santo, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey
City, NJ 07311.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
Stephen L. Boyd...........................  Managing Director and Chief Investment Officer of Van Kampen
Date of Birth: 11/16/40                     Investments, and Managing Director, President and Chief
Executive Vice President and Chief          Operating Officer of the Advisers, Van Kampen Management
Investment Officer                          Inc. and Van Kampen Advisors Inc. Executive Vice President
Age: 60                                     and Chief Investment Officer of each of the funds in the
                                            Fund Complex and certain other investment companies advised by the Advisers or their affiliates. Prior to December 2000,
                                            Executive Vice President and Chief Investment Officer of Van
                                            Kampen Investments, and President and Chief Operating
                                            Officer of the Advisers. Prior to April 2000, Executive Vice
                                            President and Chief Investment Officer for Equity
                                            Investments of the Advisers. Prior to October 1998, Vice
                                            President and Senior Portfolio Manager with AIM Capital
                                            Management, Inc. Prior to February 1998, Senior Vice
                                            President and Portfolio Manager of Van Kampen American
                                            Capital Asset Management, Inc., Van Kampen American Capital
                                            Investment Advisory Corp. and Van Kampen American Capital
                                            Management, Inc.

A. Thomas Smith III.......................  Managing Director and Director of Van Kampen Investments,
Date of Birth: 12/14/56                     Director of the Advisers, Van Kampen Advisors Inc., Van
Vice President and Secretary                Kampen Management Inc., the Distributor, Investor Services
Age: 44                                     and certain other subsidiaries of Van Kampen Investments.
                                            Managing Director and General Counsel-Mutual Funds of Morgan
                                            Stanley Investment Advisors, Inc. Vice President and
                                            Secretary of each of the funds in the Fund Complex and Vice
                                            President and Secretary/Vice President, Principal Legal
                                            Officer and Secretary of other investment companies advised by the Advisers or their affiliates. Prior to July 2001,
                                            Managing Director, General Counsel, Secretary and Director
                                            of Van Kampen Investments, the Advisers, Van Kampen
                                            Management Inc., the Distributor, Investor Services, and
                                            certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                            Secretary and Director of Van Kampen Investments, the
                                            Advisers, Van Kampen Advisors Inc., Van Kampen Management
                                            Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                            1999, Vice President and Associate General Counsel to New
                                            York Life Insurance Company ("New York Life"), and prior to
                                            March 1997, Associate General Counsel of New York Life.
                                            Prior to December 1993, Assistant General Counsel of The
                                            Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                            Willkie Farr & Gallagher. Prior to January 1989, Staff
                                            Attorney at the Securities and Exchange Commission, Division
                                            of Investment Management, Office of Chief Counsel.

Michael H. Santo..........................  Managing Director, Chief Operations Officer and Director of
Date of Birth: 10/22/55                     Van Kampen Investments, Managing Director, Chief Executive
Vice President                              Officer and Director of Investor Services, Managing
Age: 46                                     Director, Chief Operations and Technology Officer and
                                            Director of the Advisers, the Distributor, Van Kampen
                                            Advisors Inc. and Van Kampen Management Inc., and serves as a Director or Officer of certain other subsidiaries of Van
                                            Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                            advised by the Advisers and their affiliates. Prior to
                                            December 2000, Executive Vice President, Chief
                                            Administrative Officer and Director of Van Kampen
                                            Investments, the Advisers, the Distributor, Van Kampen
                                            Advisors Inc., Van Kampen Management Inc. and Investor
                                            Services. Prior to 1998, Senior Vice President and Senior
                                            Planning Officer for Individual Asset Management of Morgan
                                            Stanley Dean Witter and its predecessor since 1994.

NAME, AGE, POSITIONS AND                                       PRINCIPAL OCCUPATIONS
OFFICES WITH FUND                                               DURING PAST 5 YEARS
-----------------                                               -------------------
John R. Reynoldson........................  Executive Director of the Advisers, Van Kampen Management
Date of Birth: 05/15/53                     Inc. and Van Kampen Advisors Inc. Vice President of each of
Vice President                              the funds in the Fund Complex. Prior to July 2001, Principal
Age: 48                                     and Co-head of the Fixed Income Department of the Advisers,
                                            Van Kampen Management Inc. and Van Kampen Advisors Inc.
                                            Prior to December 2000, Senior Vice President of the
                                            Advisers, Van Kampen Management Inc. and Van Kampen Advisors
                                            Inc. Prior to May 2000, he managed the investment grade
                                            taxable group for the Advisers since July 1999. From July
                                            1988 to June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with
                                            Asset Management since April 1987.

John L. Sullivan..........................  Executive Director of Van Kampen Investments, the Advisers,
Date of Birth: 08/20/55                     Van Kampen Management Inc. and Van Kampen Advisors Inc. Vice
Vice President, Chief Financial Officer     President, Chief Financial Officer and Treasurer of each of
and Treasurer                               the funds in the Fund Complex and certain other investment
Age: 46                                     companies advised by the Advisers or their affiliates.

John H. Zimmermann, III...................  Managing Director and Director of Van Kampen Investments,
Date of Birth: 11/25/57                     and Managing Director, President and Director of the
Vice President                              Distributor. Vice President of each of the funds in the Fund
Age: 43                                     Complex. Prior to December 2000, President of Van Kampen
                                            Insurance Agency of Illinois Inc., and Senior Vice President
                                            and Director of Van Kampen Investments. From November 1992
                                            to December 1997, Mr.Zimmermann was Senior Vice President of
                                            the Distributor.

    Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

    The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director, provided that no compensation will be paid in connection with certain telephonic special meetings.

    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by each respective Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Fund.

    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Directors of the Funds since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

    Additional information regarding compensation and benefits for trustees/directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                        FUND COMPLEX
                                                  ---------------------------------------------------------
                                                                            AGGREGATE
                                   AGGREGATE                                ESTIMATED            TOTAL
                                 COMPENSATION      AGGREGATE PENSION     MAXIMUM ANNUAL      COMPENSATION
                                BEFORE DEFERRAL      OR RETIREMENT      BENEFITS FROM THE   BEFORE DEFERRAL
                                     FROM         BENEFITS ACCRUED AS       FUND UPON          FROM FUND
           NAME(1)              THE COMPANY(2)    PART OF EXPENSES(3)     RETIREMENT(4)       COMPLEX(5)
           -------              ---------------   -------------------   -----------------   ---------------
J. Miles Branagan.............      $   17,287          $    48,349          $    60,000        $   123,400
Jerry D. Choate...............          17,287               17,925               60,000            123,400
Linda Hutton Heagy............          17,287                5,242               60,000            123,400
R. Craig Kennedy..............          17,287                3,556               60,000            123,400
Jack E. Nelson................          17,287               24,881               60,000            123,400
Phillip B. Rooney.............          17,287                8,458               60,000            123,400
Wayne W. Whalen...............          17,287               17,005               60,000            123,400
Suzanne H. Woolsey............          17,287               11,238               60,000            123,400

--------------
  (1) Directors not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Trust and other funds in the Fund Complex on December 31, 2000.

  (2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal period ended June 30, 2001. The details of aggregate compensation before deferral for each Fund during the fiscal year ended June 30, 2001 are shown in Table A below. The details of compensation deferred for each series during the fiscal year ended June 30, 2001 are shown in Table B below. Amounts deferred are retained by each Fund and earn a rate of return determined by reference to either the return on the common shares of the respective Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) for each series of the Company as of June 30, 2001 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

  (3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the directors for the Funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.

  (4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such director's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Directors since the year set forth in Table D below.

  (5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 2000 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain directors deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $283,900 during the calendar year ended December 31, 2000.

    The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted a Code of Ethics (collectively, the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading
    32
restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

    As of October 8, 2001, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds.

    As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-D below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A
  FISCAL YEAR 2001 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH PORTFOLIO

FUND NAME                               BRANAGAN  CHOATE    HEAGY   KENNEDY  NELSON   ROONEY   WHALEN   WOOLSEY
---------                               --------  -------  -------  -------  -------  -------  -------  -------
American Value Fund...................  $ 1,791   $ 1,791  $ 1,791  $1,791   $ 1,791  $ 1,791  $1,791   $ 1,791
Asian Equity Fund.....................    1,107     1,107    1,107   1,107     1,107    1,107   1,107     1,107
Emerging Markets Fund.................    1,151     1,151    1,151   1,151     1,151    1,151   1,151     1,151
Equity Growth Fund....................    1,097     1,097    1,097   1,097     1,097    1,097   1,097     1,097
European Value Equity Fund............    1,015     1,015    1,015   1,015     1,015    1,015   1,015     1,015
Focus Equity Fund.....................    1,480     1,480    1,480   1,480     1,480    1,480   1,480     1,480
Global Equity Allocation Fund.........    1,549     1,549    1,549   1,549     1,549    1,549   1,549     1,549
Global Franchise Fund.................    1,010     1,010    1,010   1,010     1,010    1,010   1,010     1,010
Global Value Equity Fund..............    1,523     1,523    1,523   1,523     1,523    1,523   1,523     1,523
International Magnum Fund.............    1,118     1,118    1,118   1,118     1,118    1,118   1,118     1,118
Latin American Fund...................    1,056     1,056    1,056   1,056     1,056    1,056   1,056     1,056
Mid Cap Growth Fund...................    1,106     1,106    1,106   1,106     1,106    1,106   1,106     1,106
Value Fund............................    1,144     1,144    1,144   1,144     1,144    1,144   1,144     1,144
Worldwide High Income Fund............    1,140     1,140    1,140   1,140     1,140    1,140   1,140     1,140
                                        -------   -------  -------  -------  -------  -------  -------  -------
  Company Total.......................  $17,287   $17,287  $17,287  $17,287  $17,287  $17,287  $17,287  $17,287
                                        -------   -------  -------  -------  -------  -------  -------  -------

                                    TABLE B
    2001 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH PORTFOLIO

FUND NAME                               BRANAGAN  CHOATE    HEAGY   KENNEDY  NELSON   ROONEY   WHALEN
---------                               --------  -------  -------  -------  -------  -------  -------
American Value Fund...................  $ 1,791   $ 1,791  $ 1,791  $1,343   $ 1,791  $ 1,791  $ 1,791
Asian Equity Fund.....................    1,107     1,107    1,107     830     1,107    1,107    1,107
Emerging Markets Fund.................    1,151     1,151    1,151     863     1,151    1,151    1,151
Equity Growth Fund....................    1,097     1,097    1,097     823     1,097    1,097    1,097
European Value Equity Fund............    1,015     1,015    1,015     761     1,015    1,015    1,015
Focus Equity Fund.....................    1,480     1,480    1,480   1,110     1,480    1,480    1,480
Global Equity Allocation Fund.........    1,549     1,549    1,549   1,162     1,549    1,549    1,549
Global Franchise Fund.................    1,010     1,010    1,010     830     1,010    1,010    1,010
Global Value Equity Fund..............    1,523     1,523    1,523   1,142     1,523    1,523    1,523
International Magnum Fund.............    1,118     1,118    1,118     839     1,118    1,118    1,118
Latin American Fund...................    1,056     1,056    1,056     792     1,056    1,056    1,056
Mid Cap Growth Fund...................    1,106     1,106    1,106     855     1,106    1,106    1,106
Value Fund............................    1,144     1,144    1,144     758     1,144    1,144    1,144
Worldwide High Income Fund............    1,140     1,140    1,140     858     1,140    1,140    1,140
                                        -------   -------  -------  -------  -------  -------  -------
  Company Total.......................  $17,287   $17,287  $17,287  $12,966  $17,287  $17,287  $17,287
                                        -------   -------  -------  -------  -------  -------  -------

                                    TABLE C
   CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH
                                   PORTFOLIO

FUND NAME                            BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     ROONEY     WHALEN
---------                            --------   --------   --------   --------   --------   --------   --------
American Value Fund................  $ 8,444    $ 3,596    $ 4,764    $ 3,929    $ 7,546    $ 7,162    $ 6,259
Asian Equity Fund..................    5,577      2,279      3,094      2,604      5,024      4,683      4,137
Emerging Markets Fund..............    5,651      2,290      3,144      2,648      5,103      4,754      4,198
Equity Growth Fund.................    4,278      2,165      2,598      2,059      3,736      3,451      3,206
European Value Equity Fund.........    3,810      2,046      2,341      1,846      3,286      3,023      2,860
Focus Equity Fund..................    6,384      2,756      3,626      3,022      5,721      5,366      4,763
Global Equity Allocation Fund......    1,193      3,057      6,521      6,138     13,603      8,371      9,781
Global Franchise Fund..............    3,793      2,036      2,331      1,838      3,273      3,011      2,848
Global Value Equity Fund...........    8,415      3,138      4,638      3,864      7,656      7,247      6,215
International Magnum Fund..........    5,498      2,233      3,058      2,577      4,966      4,621      4,086
Latin American Fund................    5,284      2,131      2,929      2,475      4,777      4,436      3,926
Mid Cap Growth Fund................    1,898      1,536      1,421      1,100      1,513      1,481      1,518
Value Fund.........................    6,102      2,350      3,366      2,833      5,549      5,187      4,524
Worldwide High Income Fund.........    6,021      2,330      3,322      2,797      5,467      5,106      4,462
                                     -------    -------    -------    -------    -------    -------    -------
  Company Total....................  $72,348    $33,943    $47,153    $39,730    $77,220    $67,899    $62,783
                                     -------    -------    -------    -------    -------    -------    -------

                                            FORMER DIRECTORS
                                     ------------------------------
FUND NAME                             MILLER    ROBINSON    SISTO
---------                            --------   --------   --------
American Value Fund................   $    0     $    0    $ 4,156
Asian Equity Fund..................        0          0      2,748
Emerging Markets Fund..............        0          0      2,772
Equity Growth Fund.................        0          0      2,031
European Value Equity Fund.........        0          0      1,791
Focus Equity Fund..................        0          0      3,086
Global Equity Allocation Fund......    1,282      2,667     14,208
Global Franchise Fund..............        0          0      1,783
Global Value Equity Fund...........        0          0      4,221
International Magnum Fund..........        0          0      2,698
Latin American Fund................        0          0      2,595
Mid Cap Growth Fund................        0          0        632
Value Fund.........................        0          0      3,028
Worldwide High Income Fund.........        0          0      2,988
                                      ------     ------    -------
  Company Total....................   $1,282     $2,667    $48,737
                                      ------     ------    -------

                                    TABLE D
               YEAR OF ELECTION TO EACH PORTFOLIO OF THE COMPANY

FUND NAME                                   BRANAGAN  CHOATE  HEAGY   KENNEDY  NELSON  ROONEY  WHALEN  WOOLSEY
---------                                   --------  ------  ------  -------  ------  ------  ------  -------
American Value Fund.......................     1997     1999    1997    1997     1997    1997   1997     1999
Asian Equity Fund.........................     1997     1999    1997    1997     1997    1997   1997     1999
Emerging Markets Fund.....................     1997     1999    1997    1997     1997    1997   1997     1999
Equity Growth Fund........................     1997     1999    1997    1997     1997    1997   1997     1999
European Value Equity Fund................     1997     1999    1997    1997     1997    1997   1997     1999
Focus Equity Fund.........................     1997     1999    1997    1997     1997    1997   1997     1999
Global Equity Allocation Fund.............     1997     1999    1997    1997     1997    1997   1997     1999
Global Franchise Fund.....................     1997     1999    1997    1997     1997    1997   1997     1999
Global Value Equity Fund..................     1997     1999    1997    1997     1997    1997   1997     1999
International Magnum Fund.................     1997     1999    1997    1997     1997    1997   1997     1999
Latin American Fund.......................     1997     1999    1997    1997     1997    1997   1997     1999
Mid Cap Growth Fund.......................     1999     1999    1999    1999     1999    1999   1999     1999
Value Fund................................     1997     1999    1997    1997     1997    1997   1997     1999
Worldwide High Income Fund................     1997     1999    1997    1997     1997    1997   1997     1999

                         INVESTMENT ADVISORY AGREEMENTS

    Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

    The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

    The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.
    34

    During the fiscal years ended June 30, 2001, 2000 and 1999, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2001       JUNE 30, 2000       JUNE 30, 1999
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $6,834,763          $8,354,616          $5,367,000
Asian Equity Fund..............................         949,278           1,545,663           1,023,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................       1,860,388           1,934,787           1,098,000
Equity Growth Fund.............................         753,974             445,461             110,000
European Value Equity Fund(2)..................          27,680                   0                   0
Focus Equity Fund..............................       4,458,194           3,274,767           1,816,000
Global Equity Allocation Fund..................       5,958,881           6,087,799           5,422,000
Global Franchise Fund(2).......................              --                   0                   0
Global Value Equity Fund.......................       5,211,163           6,391,605           7,424,000
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         993,246             908,260             904,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         704,699             633,376             573,000
Mid Cap Growth Fund(3).........................         870,218             291,595                  --
Value Fund.....................................       1,237,113           1,335,258           2,088,000
Worldwide High Income Fund.....................       1,082,339           1,396,416           1,743,000

------------------
(1) Not operational as of June 30, 2001.
(2) Fund inception September 25, 1998.
(3) Fund inception October 25, 1999.

    During the fiscal years ended June 30, 2001, 2000 and 1999, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2001       JUNE 30, 2000       JUNE 30, 1999
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $     --            $     --            $     --
Asian Equity Fund..............................        143,906             172,743              85,000
Emerging Markets Debt Fund(1)..................             --                  --                  --
Emerging Markets Fund..........................        113,902              79,539             239,000
Equity Growth Fund.............................         82,131             136,048             164,000
European Value Equity Fund(2)..................        121,529             106,239              39,000
Focus Equity Fund..............................        116,790             233,167             252,000
Global Equity Allocation Fund..................             --                  --             152,000
Global Franchise Fund(2).......................        133,004              36,821              12,000
Global Value Equity Fund.......................             --                  --                  --
Growth and Income Fund II(1)...................             --                  --                  --
International Magnum Fund......................             --              22,526              39,000
Japanese Equity Fund(1)........................                                 --                  --
Latin American Fund............................         15,758             125,821             137,000
Mid Cap Growth Fund(3).........................             --                  --                  --
Value Fund.....................................         20,701             127,565              43,000
Worldwide High Income Fund.....................             --                  --                  --

------------------
(1) Not operational as of June 30, 2001.
(2) Fund inception September 25, 1998.
(3) Fund inception October 25, 1999.

    MSIM is the investment sub-adviser of all of the Funds except the Mid Cap Growth Fund and Value Fund. MAS is the investment sub-adviser of the Mid Cap Growth Fund and Value Fund. The sub-advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The sub-advisers are entitled to receive sub-advisory fees computed daily and paid monthly. Except for the Mid Cap Growth Fund, if the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSIM or MSI, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period; and if a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSIM or MSI, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or
(b) forty-five percent of the total investment adisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. For the Mid Cap Growth Fund, the Adviser shall pay MSI at an annual rate of .40% of the average daily net assets of such Fund.

                                OTHER AGREEMENTS

    ADMINISTRATION AGREEMENT. Pursuant to an administration agreement between the Adviser and the Company, the Adviser provides administrative services to the Funds. The services provided under the Administration Agreement are subject to the supervision of the officers of the Fund and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provides that the Administrator shall not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

    During the fiscal years ended June 30, 2001, 2000 and 1999, the Adviser received the approximate administative fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2001       JUNE 30, 2000       JUNE 30, 1999
---------                                        -----------------   -----------------   -----------------
American Value Fund............................      $2,033,301          $2,464,240          $1,590,000
Asian Equity Fund..............................         279,260             441,202             287,000
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         401,754             416,988             285,000
Equity Growth Fund.............................         265,697             188,161              91,000
European Value Equity Fund(2)..................          41,867              30,149              14,000
Focus Equity Fund..............................       1,286,388             979,119             579,000
Global Equity Allocation Fund..................       1,527,102           1,613,095           1,473,000
Global Franchise Fund(2).......................          35,567              13,674               7,000
Global Value Equity Fund.......................       1,320,157           1,609,507           1,867,000
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         320,932             316,241             318,000
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         147,340             160,375             161,000
Mid Cap Growth Fund(3).........................         293,806              98,702                  --
Value Fund.....................................         397,869             463,813             672,000
Worldwide High Income Fund.....................         365,886             473,300             585,000

------------------

(1) Not operational as of June 30, 2001.
(2) Fund inception September 25, 1998.
(3) Fund inception October 25, 1999.
    36

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    LEGAL SERVICES AGREEMENT. The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for such legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

    During the fiscal years ended June 30, 2001, 2000 and 1999, Van Kampen Investments received the following fees from the Funds pursuant to the legal services agreement:

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND NAME                                          JUNE 30, 2001       JUNE 30, 2000       JUNE 30, 1999
---------                                        -----------------   -----------------   -----------------
American Value Fund............................       $52,400             $12,903             $10,876
Asian Equity Fund..............................        20,700               7,123               5,482
Emerging Markets Debt Fund(1)..................            --                  --                  --
Emerging Markets Fund..........................        24,700               6,972               5,550
Equity Growth Fund(2)..........................        20,200               6,449               3,442
European Value Equity Fund(2)..................        15,500               6,087                   0
Focus Equity Fund..............................        35,300               9,814               6,382
Global Equity Allocation Fund..................        40,500              11,189              10,534
Global Franchise Fund(2).......................        17,900               6,041               3,211
Global Value Equity Fund.......................        38,700              12,844              11,824
Growth and Income Fund II(1)...................            --                  --                  --
International Magnum Fund......................        21,400               7,069               5,385
Japanese Equity Fund(1)........................            --                  --                  --
Latin American Fund............................        18,700               6,546               4,727
Mid Cap Growth Fund(3).........................        16,600               1,500                  --
Value Fund.....................................        22,200               8,301               7,141
Worldwide High Income Fund.....................        21,900               8,016               6,616

------------------

(1) Not operational as of June 30, 2001.
(2) Fund inception September 25, 1998.
(3) Fund inception October 25, 1999.

                            DISTRIBUTION AND SERVICE

    The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The

Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                        JUNE 30, 2001              JUNE 30, 2000              JUNE 30, 1999
                                                  -------------------------  -------------------------  -------------------------
                                                     TOTAL        AMOUNTS       TOTAL        AMOUNTS       TOTAL        AMOUNTS
                                                  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY
FUND NAME                                         COMMISSIONS   DISTRIBUTOR  COMMISSIONS   DISTRIBUTOR  COMMISSIONS   DISTRIBUTOR
---------                                         ------------  -----------  ------------  -----------  ------------  -----------
American Value Fund.............................   $  221,543    $  9,925     $1,273,752    $ 77,774     $2,919,020    $228,560
Asian Equity Fund...............................      311,535       2,934        481,855      29,614        397,591      25,451
Emerging Markets Debt Fund(1)...................           --          --             --          --             --          --
Emerging Markets Fund...........................      356,398      33,733        572,475      70,318        344,275      21,951
Equity Growth Fund(2)...........................      443,441      62,287        534,435      79,372        526,879      67,063
European Value Equity Fund(2)...................       35,058       4,987         48,000         425         30,192       3,501
Focus Equity Fund...............................    1,420,890     207,349      2,029,694     283,354      1,229,038      83,560
Global Equity Allocation Fund...................    1,315,763     161,017      1,364,548     179,448      1,266,693     110,283
Global Franchise Fund(2)........................      168,421      27,571         13,706       2,303         12,337       1,748
Global Value Equity Fund........................      244,542      30,645        244,412      26,016      3,117,074      62,141
Growth and Income Fund II(1)....................           --          --             --          --             --          --
International Magnum Fund.......................      437,666       9,923        418,728      59,571        484,186      34,803
Japanese Equity Fund(1).........................           --          --             --          --             --          --
Latin American Fund.............................       44,954       4,219        124,696      19,996        217,094      13,361
Mid Cap Growth Fund(3)..........................      705,625      81,498        826,018     105,104             --          --
Value Fund......................................      289,483      40,926        213,082      27,810      1,338,133      70,253
Worldwide High Income Fund......................      107,568      10,751         91,388      10,443        950,093      34,465

------------------
(1) Not operational as of June 30, 2001.
(2) Fund inception September 25, 1998.
(3) Fund inception October 25, 1999.

    With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

    With respect to Emerging Markets Debt Fund and Worldwide High Income Fund:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $100,000..........................................   4.75%        4.99%           4.25%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.25%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

    With respect to all of the remaining Funds:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
SIZE OF                                                       OFFERING     AMOUNT        AS A % OF
INVESTMENT                                                     PRICE      INVESTED     OFFERING PRICE
----------                                                    --------   -----------   --------------
Less than $50,000...........................................   5.75%        6.10%           5.00%
$50,000 but less than $100,000..............................   4.75%        4.99%           4.00%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.00%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

--------------
* No sales charge is payable at the time of purchase on investments of
  $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.
    38

    With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

    Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

    In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    Each of the Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

    Certain financial intermediaries may be prohibited under the law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

    The Distributor must submit quarterly reports to the Board of Directors, with respect to each Fund setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other Funds which are series of the Company. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

    As of June 30, 2001, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                                        B SHARES                       C SHARES
                                              ----------------------------   ----------------------------
                                                             PERCENTAGE OF                  PERCENTAGE OF
                                              UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
FUND NAME                                     DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
---------                                     ------------   -------------   ------------   -------------
American Value Fund.........................    7,601,249        2.88%          150,666         0.13%
Asian Equity Fund...........................    2,246,835       10.42%           39,876         0.23%
Emerging Markets Fund.......................    2,144,362        5.83%           94,935         0.51%
Equity Growth Fund..........................      945,573        2.18%           15,966         0.12%
European Value Equity Fund..................        4,378        0.09%              250         0.01%
Focus Equity Fund...........................    5,104,530        2.21%          106,771         0.22%
Global Equity Allocation Fund...............    6,751,665        3.61%          541,673         0.70%
Global Franchise Fund.......................      159,178        2.24%           22,499         0.43%
Global Value Equity Fund....................   12,781,034        3.33%          166,854         0.43%
International Magnum Fund...................    1,347,529        3.34%           53,352         0.41%
Latin American Fund.........................      927,241        6.39%           26,940         0.37%
Mid Cap Growth Fund.........................    1,498,184        3.20%          142,515         0.66%
Value Fund..................................    3,129,080        3.31%          101,355         0.47%
Worldwide High Income Fund..................    4,299,753        6.71%           99,361         0.43%

    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 2001, the Distributor received aggregate fees of approximately 26,288,000 which were attributable approximately as follows:

                                                              FISCAL YEAR ENDED   PERCENTAGE OF
                                                                JUNE 30, 2001     AVERAGE DAILY
FUND NAME                                                           (000)          NET ASSETS
---------                                                     -----------------   -------------
American Value Fund -- Class A..............................       $  893              .25%
American Value Fund -- Class B..............................        2,967             1.00%
American Value Fund -- Class C..............................        1,492             1.00%
Asian Equity Fund -- Class A................................          130              .25%
Asian Equity Fund -- Class B................................          304             1.00%
Asian Equity Fund -- Class C................................          254             1.00%
Emerging Markets Debt Fund -- Class A(1)....................           --               --%
Emerging Markets Debt Fund -- Class B(1)....................           --               --%
Emerging Markets Debt Fund -- Class C(1)....................           --               --%
Emerging Markets Fund -- Class A............................          206              .25%
Emerging Markets Fund -- Class B............................          445             1.00%
Emerging Markets Fund -- Class C............................          226             1.00%
Equity Growth Fund -- Class A...............................          102              .25%
Equity Growth Fund -- Class B...............................          485             1.00%
Equity Growth Fund -- Class C...............................          157             1.00%
European Value Equity Fund -- Class A.......................           16              .25%
European Value Equity Fund -- Class B.......................           49             1.00%
European Value Equity Fund -- Class C.......................           21             1.00%
Focus Equity Fund -- Class A................................          442              .25%
Focus Equity Fund -- Class B................................        2,759             1.00%
Focus Equity Fund -- Class C................................          577             1.00%
Global Equity Allocation Fund -- Class A....................          688              .25%
Global Equity Allocation Fund -- Class B....................        2,196             1.00%
Global Equity Allocation Fund -- Class C....................          892             1.00%
Global Franchise Fund -- Class A............................           14              .25%
Global Franchise Fund -- Class B............................           43             1.00%
Global Franchise Fund -- Class C............................           30             1.00%
Global Value Equity Fund -- Class A.........................          179              .25%
Global Value Equity Fund -- Class B.........................        4,102             1.00%
Global Value Equity Fund -- Class C.........................          396             1.00%
Growth and Income Fund II -- Class A(1).....................           --               --%
Growth and Income Fund II -- Class B(1).....................           --               --%
Growth and Income Fund II -- Class C(1).....................           --               --%
International Magnum Fund -- Class A........................          160              .25%
International Magnum Fund -- Class B........................          496             1.00%
International Magnum Fund -- Class C........................          138             1.00%
Japanese Equity Fund -- Class A(1)..........................           --               --%
Japanese Equity Fund -- Class B(1)..........................           --               --%
Japanese Equity Fund -- Class C(1)..........................           --               --%
Latin American Fund -- Class A..............................           79              .25%
Latin American Fund -- Class B..............................          162             1.00%
Latin American Fund -- Class C..............................           85             1.00%
Mid Cap Growth Fund -- Class A..............................          112              .25%
Mid Cap Growth Fund -- Class B..............................          478             1.00%
Mid Cap Growth Fund -- Class C..............................          238             1.00%
Value Fund -- Class A.......................................          148              .25%
Value Fund -- Class B.......................................          801             1.00%
Value Fund -- Class C.......................................          181             1.00%
Worldwide High Income Fund -- Class A.......................           95              .25%
Worldwide High Income Fund -- Class B.......................          765             1.00%
Worldwide High Income Fund -- Class C.......................          285             1.00%

------------------
(1) Not operational as of June 30, 2001.

    With respect to the following funds, the Distributor has entered into agreements whereby shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s) with the firms listed below:

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.

ASIAN EQUITY FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
First Union National Bank

Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Charles Schwab & Co., Inc.
SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

EMERGING MARKETS FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Investment Products Inc.
Union Bank of California, NA
The Vanguard Group, Inc.

EQUITY GROWTH FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

EUROPEAN VALUE EQUITY FUND
American Century Retirement Plan Services
GoldK Investment Services, Inc.
SunGard Investment Products Inc.

FOCUS EQUITY FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation
    42

First Union National Bank
Franklin Templeton Investor Services, Inc.
Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affilicated Banks The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

GLOBAL FRANCHISE FUND
American Century Retirement Plan Services
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Investment Products, Inc.

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.

Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

INTERNATIONAL MAGNUM FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley DW Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
SunGard Investment Products Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

LATIN AMERICAN FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Investment Products, Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.
    44

MID CAP GROWTH FUND
American Century Retirement Plan Services
GoldK Investment Services, Inc.
SunGard Investment Products, Inc.

VALUE FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Smith Barney, Inc.
SunGard Investment Products, Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

WORLDWIDE HIGH INCOME FUND
American Century Retirement Plan Services
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton Investor Services, Inc.
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
SunGard Investment Products, Inc.
Union Bank of California, N.A.
The Vanguard Group, Inc.

    Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT

    The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Directors of the Company.

    With respect to the Emerging Markets Debt Fund and the Worldwide High Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

    The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

    The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

    The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

    Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") is an affiliate of the Adviser (and the predecessor adviser) of the Funds. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser (and the predecessor adviser) of the Funds. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

    The Funds paid the following commissions to all brokers and affiliated brokers during the fiscal years/periods shown:
    46

                                                              EMERGING                                   EUROPEAN
                                 AMERICAN         ASIAN        MARKETS      EMERGING        EQUITY         VALUE         FOCUS
FISCAL YEAR ENDED                 VALUE           EQUITY        DEBT        MARKETS         GROWTH        EQUITY         EQUITY
JUNE 30, 2001                      FUND            FUND        FUND(1)        FUND           FUND          FUND           FUND
-----------------                --------         ------      --------      --------        ------       --------        ------
Total brokerage
  commissions...............  $    2,628,442   $    787,894    $   --     $    815,320   $    135,132   $   25,128    $    678,542
Commissions with Morgan
  Stanley & Co..............  $            0   $    182,300    $   --     $     49,400   $      1,300   $        0    $      1,800
  Percentage of total
   commissions..............               0%         23.14%       --%            6.06%          0.96%           0%           0.27%
Commissions with Dean
  Witter....................  $            0   $          0    $   --     $          0   $          0   $        0    $          0
  Percentage of total
   commissions..............               0%             0%       --%               0%             0%           0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................               0%         22.04%       --%            6.13%          1.01%           0%           0.25%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........               0%             0%       --%               0%             0%           0%              0%
Commissions for research
  services..................  $    2,628,442   $    787,894    $   --     $    815,320   $    135,132   $   25,128    $    678,542
Value of research
  transactions..............  $1,487,319,934   $278,620,092    $   --     $260,824,859   $117,397,902   $18,308,987   $623,929,918

                                 GLOBAL
                                 EQUITY        GLOBAL
FISCAL YEAR ENDED              ALLOCATION     FRANCHISE
JUNE 30, 2001                     FUND          FUND
-----------------              ----------     ---------
Total brokerage
  commissions...............  $    335,416   $    37,793
Commissions with Morgan
  Stanley & Co..............  $          0   $     1,200
  Percentage of total
   commissions..............             0%         3.18%
Commissions with Dean
  Witter....................  $          0   $         0
  Percentage of total
   commissions..............             0%            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................             0%         3.97%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%            0%
Commissions for research
  services..................  $    335,416   $    37,793
Value of research
  transactions..............  $541,756,972   $19,596,763

                                 GLOBAL        GROWTH        INTER-
                                 VALUE           AND        NATIONAL     JAPANESE       LATIN        MID CAP
FISCAL YEAR ENDED                EQUITY        INCOME        MAGNUM       EQUITY      AMERICAN        GROWTH           VALUE
JUNE 30, 2001                     FUND       FUND II(1)       FUND        FUND(1)       FUND           FUND             FUND
-----------------                ------      ----------     --------     --------     --------       -------           -----
Total brokerage
  commissions...............  $    679,701      $   --     $  161,602     $   --     $  185,435    $    274,871     $    480,961
Commissions with Morgan
  Stanley & Co..............  $     27,200      $   --     $       --     $   --     $    1,600    $          0     $        800
  Percentage of total
   commissions..............          4.00%         --%             0%        --%          0.86%              0%            0.17%
Commissions with Dean
  Witter....................  $          0      $   --     $        0     $   --     $        0    $         --     $          0
  Percentage of total
   commissions..............             0%         --%             0%        --%             0%             --%               0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          4.80%         --%             0%        --%          2.45%              0%            0.47%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%         --%             0%        --%             0%             --%               0%
Commissions for research
  services..................  $    679,701      $   --     $  161,602     $   --     $  185,435    $    274,871     $    480,961
Value of research
  transactions..............  $381,593,721      $   --     $85,531,627    $   --     $69,101,282   $218,449,704     $288,562,342

                               WORLDWIDE
                                 HIGH
FISCAL YEAR ENDED               INCOME
JUNE 30, 2001                    FUND
-----------------              ---------
Total brokerage
  commissions...............  $       862
Commissions with Morgan
  Stanley & Co..............  $         0
  Percentage of total
   commissions..............            0%
Commissions with Dean
  Witter....................  $         0
  Percentage of total
   commissions..............            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0%
Commissions for research
  services..................  $       862
Value of research
  transactions..............  $22,023,036

--------------------
(1)  Not operational as of June 30, 2001.

                                                              EMERGING                                   EUROPEAN
                                 AMERICAN         ASIAN        MARKETS      EMERGING        EQUITY         VALUE         FOCUS
FISCAL YEAR ENDED                 VALUE           EQUITY        DEBT        MARKETS         GROWTH        EQUITY         EQUITY
JUNE 30, 2000                      FUND            FUND        FUND(1)        FUND           FUND          FUND           FUND
-----------------                --------         ------      --------      --------        ------       --------        ------
Total brokerage
  commissions...............  $    4,467,595   $  1,164,649    $   --     $  1,015,316   $     87,348   $   30,571    $    630,097
Commissions with Morgan
  Stanley & Co..............  $       46,859   $    121,099    $   --     $     14,845   $      4,580   $    3,913    $     56,610
  Percentage of total
   commissions..............            1.05%         10.39%       --%            1.46%          5.24%       12.80%           8.98%
Commissions with Dean
  Witter....................  $            0   $          0    $   --     $          0   $          0   $        0    $          0
  Percentage of total
   commissions..............               0%             0%       --%               0%             0%           0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................            2.24%          9.93%       --%            1.28%         10.32%        9.27%           9.69%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........               0%             0%       --%               0%             0%           0%              0%
Commissions for research
  services..................  $    4,704,647   $  1,059,398    $   --     $    892,711   $     76,151   $   20,070    $  1,109,511
Value of research
  transactions..............  $2,203,037,282   $343,801,578    $   --     $290,639,235   $101,722,754   $16,815,174   $735,843,153

                                 GLOBAL
                                 EQUITY        GLOBAL
FISCAL YEAR ENDED              ALLOCATION    FRANCHISE
JUNE 30, 2000                     FUND          FUND
-----------------              ----------    ---------
Total brokerage
  commissions...............  $  1,312,090   $   19,142
Commissions with Morgan
  Stanley & Co..............  $     27,028   $    1,664
  Percentage of total
   commissions..............          0.25%        8.69%
Commissions with Dean
  Witter....................  $          0   $        0
  Percentage of total
   commissions..............             0%           0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          0.08%       17.64%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%           0%
Commissions for research
  services..................  $    723,144   $    4,237
Value of research
  transactions..............  $946,903,250   $3,908,587

                                 GLOBAL        GROWTH         INTER-
                                 VALUE           AND         NATIONAL     JAPANESE       LATIN        MID CAP
FISCAL YEAR ENDED                EQUITY        INCOME         MAGNUM       EQUITY      AMERICAN        GROWTH           VALUE
JUNE 30, 2000                     FUND       FUND II(1)        FUND        FUND(1)       FUND           FUND             FUND
-----------------                ------      ----------      --------     --------     --------       -------           -----
Total brokerage
  commissions...............  $  1,427,195      $   --     $    207,740    $   --     $  218,791    $     95,103     $    773,184
Commissions with Morgan
  Stanley & Co..............  $     84,449      $   --     $     14,525    $   --     $      696    $      2,271     $      9,708
  Percentage of total
   commissions..............          5.92%         --%            6.99%       --%          0.32%           2.39%            1.26%
Commissions with Dean
  Witter....................  $          0      $   --     $          0    $   --     $        0    $         --     $          0
  Percentage of total
   commissions..............             0%         --%               0%       --%             0%             --%               0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          4.33%         --%            4.25%       --%           .50%           3.29%             .99%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%         --%               0%       --%             0%             --%               0%
Commissions for research
  services..................  $  1,180,688      $   --     $    369,509    $   --     $  509,214    $         --     $    458,024
Value of research
  transactions..............  $702,819,315      $   --     $133,544,875    $   --     $81,914,501   $130,312.755     $442,302,212

                               WORLDWIDE
                                 HIGH
FISCAL YEAR ENDED               INCOME
JUNE 30, 2000                    FUND
-----------------              ---------
Total brokerage
  commissions...............  $     1,540
Commissions with Morgan
  Stanley & Co..............  $         0
  Percentage of total
   commissions..............            0%
Commissions with Dean
  Witter....................  $         0
  Percentage of total
   commissions..............            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0%
Commissions for research
  services..................  $       626
Value of research
  transactions..............  $22,984,451

--------------------
(1)  Not operational as of June 30, 2000.
    48

                                                              EMERGING                                  EUROPEAN
                                 AMERICAN         ASIAN        MARKETS      EMERGING       EQUITY         VALUE         FOCUS
FISCAL YEAR ENDED                 VALUE           EQUITY        DEBT        MARKETS        GROWTH        EQUITY         EQUITY
JUNE 30, 1999                      FUND            FUND        FUND(1)        FUND          FUND          FUND           FUND
-----------------                --------         ------      --------      --------       ------       --------        ------
Total brokerage
  commissions...............  $    5,210,669   $  1,059,398    $   --     $    892,711   $   96,599    $   20,070    $  1,158,339
Commissions with Morgan
  Stanley & Co..............  $        2,130   $     53,519    $   --     $     49,419   $    1,755    $    1,984    $     13,980
Commissions with Dean
  Witter....................  $        1,356   $          0    $   --     $          0   $        0    $        0    $          0

                                 GLOBAL
                                 EQUITY        GLOBAL
FISCAL YEAR ENDED              ALLOCATION    FRANCHISE
JUNE 30, 1999                     FUND          FUND
-----------------              ----------    ---------
Total brokerage
  commissions...............  $    723,144   $    4,237
Commissions with Morgan
  Stanley & Co..............  $      1,790   $      314
Commissions with Dean
  Witter....................  $          0   $        0

                                 GLOBAL        GROWTH       INTER-
                                 VALUE           AND       NATIONAL    JAPANESE      LATIN       MID CAP
FISCAL YEAR ENDED                EQUITY        INCOME       MAGNUM      EQUITY      AMERICAN     GROWTH          VALUE
JUNE 30, 1999                     FUND       FUND II(1)      FUND       FUND(1)       FUND       FUND(1)         FUND
-----------------                ------      ----------    --------    --------     --------     -------         -----
Total brokerage
  commissions...............  $  1,180,688      $   --     $369,509     $   --     $ 509,214     $   --       $  463,294
Commissions with Morgan
  Stanley & Co..............  $    106,499      $   --     $  8,443     $   --     $   7,942     $   --       $        0
Commissions with Dean
  Witter....................  $          0      $   --     $      0     $   --     $       0     $   --       $        0

                               WORLDWIDE
                                 HIGH
FISCAL YEAR ENDED               INCOME
JUNE 30, 1999                    FUND
-----------------              ---------
Total brokerage
  commissions...............  $       626
Commissions with Morgan
  Stanley & Co..............  $         0
Commissions with Dean
  Witter....................  $         0

--------------------
(1)  Not operational as of June 30, 1999.

                              SHAREHOLDER SERVICES

    The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

    Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

    Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

    Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

    Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

    A shareholder may elect, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a
    50
shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."

    Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

    Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

    A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC--Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

    Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

    In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

    As described in the Funds' Prospectuses under "Purchase of Shares --
Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

    As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

    A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

    In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

    A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) the financial hardship of the employee pursuant to United States Treasury regulation
Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

    The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

    A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectuses.
    52

INVOLUNTARY REDEMPTIONS OF SHARES

    Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

    A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

    The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified (in their first year of operations), and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

    If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

    To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

    If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

    Some of the Funds' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

    Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

    The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

    Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

    Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

    Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

    Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

    Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

    The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.
    54

CAPITAL GAINS RATES

    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

    A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from a Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-U.S. status.

    Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

    If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

    The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to such Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

    A Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

    Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-U.S. status.

    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

    Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends and gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL

    The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:

        n

   P(1+T)   =   ERV

    where:

        P   =   a hypothetical initial payment
        T   =   average annual total return
        n   =   number of years
      ERV   =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
                the 1-, 5-, or 10-year periods (or fractional portion
                thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 2001 for the one and five year periods ended June 30, 2001 and for the period from the inception of each Fund through June 30, 2001 are as follows:

                                                        ONE-YEAR        FIVE-YEAR        INCEPTION
                                          INCEPTION   PERIOD ENDED     PERIOD ENDED       THROUGH
                                            DATE      JUNE 30, 2001   JUNE 30, 2001    JUNE 30, 2001
                                          ---------  ---------------  --------------  ---------------
Global Equity Allocation Fund
    Class A Shares......................  01/04/93           -19.90%        6.54%                9.78%
    Class B Shares(1)...................  08/01/95           -19.22         6.79                 8.89
    Class C Shares(1)...................  01/04/93           -16.35         7.02                 9.73
Asian Equity Fund
    Class A Shares......................  06/23/93           -42.63       -14.91                -5.06
    Class B Shares(1)...................  08/01/95           -42.48       -14.72               -11.64
    Class C Shares(1)...................  06/23/93           -39.98       -14.48                -5.03
American Value Fund
    Class A Shares......................  10/18/93           -13.74        12.18                11.87
    Class B Shares(1)...................  08/01/95           -13.38        12.46                12.78
    Class C Shares(1)...................  10/18/93            -9.98        12.65                11.87

                                                        ONE-YEAR        FIVE-YEAR        INCEPTION
                                          INCEPTION   PERIOD ENDED     PERIOD ENDED       THROUGH
                                            DATE      JUNE 30, 2001   JUNE 30, 2001    JUNE 30, 2001
                                          ---------  ---------------  --------------  ---------------
Worldwide High Income Fund
    Class A Shares......................  04/21/94           -12.63         3.10                 6.10
    Class B Shares(1)...................  08/01/95           -12.26         3.13                 5.55
    Class C Shares(1)...................  04/21/94            -9.70         3.30                 6.01
Emerging Markets Fund
    Class A Shares......................  07/06/94           -41.75        -6.13                -4.30
    Class B Shares(1)...................  08/01/95           -41.65        -5.93                -3.36
    Class C Shares(1)...................  07/06/94           -39.18        -5.66                -4.17
Latin American Fund
    Class A Shares......................  07/06/94           -15.88         6.79                 5.87
    Class B Shares(1)...................  08/01/95           -15.82         7.14                11.00
    Class C Shares(1)...................  07/06/94           -12.28         7.29                 5.95
Focus Equity Fund
    Class A Shares......................  01/02/96           -30.69        12.98                15.62
    Class B Shares......................  01/02/96           -30.46        13.30                16.02
    Class C Shares......................  01/02/96           -27.64        13.50                16.03
International Magnum Fund
    Class A Shares......................  07/01/96           -24.59          N/A                 0.77
    Class B Shares......................  07/01/96           -24.23          N/A                 1.03
    Class C Shares......................  07/01/96           -21.04          N/A                 1.32
Value Fund
    Class A Shares......................    7/7/97            25.45          N/A                 4.29
    Class B Shares......................    7/7/97            26.96          N/A                 4.51
    Class C Shares......................    7/7/97            31.11          N/A                 5.07
Global Value Equity Fund
    Class A Shares......................  10/29/97            -2.03          N/A                 4.43
    Class B Shares......................  10/29/97            -1.36          N/A                 4.73
    Class C Shares......................  10/29/97             2.41          N/A                 5.33
Equity Growth Fund
    Class A Shares......................   5/29/98           -30.40          N/A                 3.46
    Class B Shares......................   5/29/98           -30.16          N/A                 3.98
    Class C Shares......................   5/29/98           -27.41          N/A                 4.69
European Value Equity Fund
    Class A Shares......................   9/25/98           -13.43          N/A                 1.63
    Class B Shares......................   9/25/98           -13.12          N/A                 2.17
    Class C Shares......................   9/25/98            -9.68          N/A                 3.03
Global Franchise Fund
    Class A Shares......................   9/25/98             8.51          N/A                17.91
    Class B Shares......................   9/25/98             9.16          N/A                18.73
    Class C Shares......................   9/25/98            13.19          N/A                19.84
Mid Cap Growth Fund
    Class A Shares......................  10/25/99           -32.17          N/A                -5.64
    Class B Shares......................  10/25/99           -32.06          N/A                -5.22
    Class C Shares......................  10/25/99           -29.35          N/A                -2.93
Emerging Markets Debt Fund
    Class A Shares......................       N/A               --           --                   --
    Class B Shares......................       N/A               --           --                   --
    Class C Shares......................       N/A               --           --                   --
Growth and Income Fund II
    Class A Shares......................       N/A               --           --                   --
    Class B Shares......................       N/A               --           --                   --
    Class C Shares......................       N/A               --           --                   --
Japanese Equity Fund
    Class A Shares......................       N/A               --           --                   --
    Class B Shares......................       N/A               --           --                   --
    Class C Shares......................       N/A               --           --                   --

------------------
  The Emerging Markets Debt, Growth and Income II, and Japanese Equity Funds had not commenced operations in the fiscal year ended June 30, 2001.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

        Yield = 2[(a-b + 1)TO THE POWER OF 6 - 1]
             --------------
                   cd

    where:

 a    =   dividends and interest earned during the period
 b    =   expenses accrued for the period (net of reimbursements)
 c    =   the average daily number of shares outstanding during the
          period that were entitled to receive income distributions
 d    =   the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 2001 were as follows:

                                                    CLASS A    CLASS B    CLASS C
FUND NAME                                            SHARES     SHARES     SHARES
---------                                           --------   --------   --------
Worldwide High Income Fund                           11.06%     10.36%     10.37%

COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms such as Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in
    58
a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

                               OTHER INFORMATION

CUSTODY OF ASSETS

    Except for segregated assets held by a futures commission merchant pursuant to rule and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's portfolio, are held by The Chase Manhattan Bank, as the Company's custodian.

SHAREHOLDER REPORTS

    Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

    Independent auditors for the Company perform an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent auditors, effective May 18, 2000.

    PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Funds and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Adviser. The change in independent auditors was approved by the Company's audit committee and the Company's Board of Directors, including Directors who are not "interested persons" of the Funds (as defined in the 1940 Act).

LEGAL COUNSEL

    Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).
    60

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE
AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE
BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                SHORT-TERM DEBT
Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                PREFERRED STOCK
Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen American Value Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                              SHARES          VALUE
COMMON STOCKS 95.1%
BASIC RESOURCES 5.5%
BASIC CHEMICALS 0.7%

Nova Chemicals Corp. .............................      234,200      $ 4,845,598
                                                                     -----------
CONTAINERS 0.7%
Pactiv Corp. (a) .................................      375,300        5,029,020
                                                                     -----------
NON-FERROUS METALS 2.4%
Agnico-Eagle Mines Ltd. ..........................      548,900        4,665,650
Alcan, Inc. ......................................       64,400        2,706,088
Freeport-McMoRan Copper & Gold, Inc. (a) .........      411,000        4,541,550
Newmont Mining Corp. .............................      253,500        4,717,635
                                                                     -----------
                                                                      16,630,923
                                                                     -----------
PAPER 0.4%
Boise Cascade Corp. ..............................       87,700        3,084,409
                                                                     -----------
STEEL 1.3%
AK Steel Holding Corp. ...........................      320,100        4,014,054
Lone Star Technologies, Inc. (a) .................       51,800        1,875,160
Steel Dynamics, Inc. (a) .........................      261,900        3,273,750
                                                                     -----------
                                                                       9,162,964
                                                                     -----------
TOTAL BASIC RESOURCES ............................                    38,752,914
                                                                     -----------
BEVERAGES& PERSONAL PRODUCTS 1.2%
BEVERAGES 1.2%
Pepsi Bottling Group, Inc. .......................       51,100        2,049,110
Suiza Foods Corp. (a) ............................       93,000        4,938,300
Triarc Cos., Inc. (a) ............................       52,400        1,372,880
                                                                     -----------
                                                                       8,360,290
                                                                     -----------
CONSUMER DURABLES 2.3%
AUTOMOTIVE RELATED 1.6%
Lear Corp. (a) ...................................      122,500        4,275,250
Magna International, Inc. 'A' ....................       53,500        3,289,715
Tower Automotive, Inc. (a) .......................      372,800        3,821,200
                                                                     -----------
                                                                      11,386,165
                                                                     -----------
BUILDING & HOUSING 0.1%
American Standard Cos., Inc. (a) .................       14,400          865,440
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-2

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES       VALUE
RECREATION & TOYS 0.6%
Hasbro, Inc. ........................................      150,500   $ 2,174,725
Polaris Industries, Inc. ............................       45,100     2,065,580
                                                                     -----------
                                                                       4,240,305
                                                                     -----------
TOTAL CONSUMER DURABLES .............................                 16,491,910
                                                                     -----------
CONSUMER SERVICES 3.1%
ENTERTAINMENT & LEISURE 0.6%
Anchor Gaming (a) ...................................       35,900     2,319,858
Park Place Entertainment Corp. (a) ..................      143,000     1,730,300
                                                                     -----------
                                                                       4,050,158
                                                                     -----------
LODGING & CATERING 0.2%
Hilton Hotels Corp. .................................       90,100     1,045,160
                                                                     -----------
OTHER 0.6%
Corinthian Colleges, Inc. (a) .......................       24,600     1,157,922
RMH Teleservices, Inc. (a) ..........................      264,300     3,412,113
                                                                     -----------
                                                                       4,570,035
                                                                     -----------
PUBLISHING & BROADCASTING 1.7%
Adelphia Communications Corp. 'A' (a) ...............      148,500     6,088,500
H&R Block, Inc. .....................................       71,800     4,634,690
Reader's Digest Association Corp., Inc. (The) 'A' ...       40,900     1,175,875
VerticalNet, Inc. (a) ...............................      134,300       334,407
                                                                     -----------
                                                                      12,233,472
                                                                     -----------
TOTAL CONSUMER SERVICES .............................                 21,898,825
                                                                     -----------
ENERGY 3.6%
BASIC RESOURCES 0.2%
Peabody Energy Corp. (a) ............................       42,100     1,378,775
                                                                     -----------
NATURAL GAS 0.9%
Aquila, Inc. (a) ....................................       18,600       458,490
Barrett Resources Corp. (a) .........................       28,900     1,705,100
Chesapeake Energy Corp. (a) .........................      372,900     2,535,720
MDU Resources Group, Inc. ...........................       41,900     1,325,716
                                                                     -----------
                                                                       6,025,026
                                                                     -----------
OIL-DOMESTIC & CRUDE 1.1%
EOG Resources, Inc. .................................       42,700     1,517,985
Ocean Energy, Inc. ..................................      218,324     3,809,754
XTO Energy, Inc. ....................................      167,850     2,408,648
                                                                     -----------
                                                                       7,736,387
                                                                     -----------
OIL-INTERNATIONAL 0.2%
Stone Energy Corp. (a) ..............................       35,700     1,581,510
                                                                     -----------


                                      F-3     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES       VALUE

OIL-OFFSHORE DRILLING 1.0%
Grant Prideco, Inc. (a) .............................      112,600   $ 1,969,374
Precision Drilling Corp. (a) ........................      127,700     3,989,348
Rowan Cos., Inc. (a) ................................       52,600     1,162,460
                                                                     -----------
                                                                       7,121,182
                                                                     -----------
OIL-WELL EQUIPMENT & SERVICES 0.2%
Varco International, Inc. (a) .......................       86,048     1,601,353
                                                                     -----------
TOTAL ENERGY ........................................                 25,444,233
                                                                     -----------
FINANCIAL SERVICES 18.4%
BANKS 6.1%
Astoria Financial Corp. .............................       67,000     3,685,000
Banknorth Group, Inc. ...............................       36,500       826,725
City National Corp. .................................       71,400     3,162,306
Colonial BancGroup, Inc. (The) ......................       85,600     1,230,928
Cullen/Frost Bankers, Inc. ..........................      199,500     6,753,075
Fulton Financial Corp. ..............................       89,300     1,827,078
Golden State Bancorp, Inc. ..........................      142,200     4,379,760
GreenPoint Financial Corp. ..........................       91,700     3,521,280
Hibernia Corp. 'A' ..................................      288,700     5,138,860
Mercantile Bankshares Corp. .........................       44,200     1,729,546
Pacific Century Financial Corp. .....................      168,000     4,332,720
Provident Financial Group ...........................        2,400        79,008
R& G Financial Corp. 'B' ............................       80,300     1,288,815
Sovereign Bancorp, Inc. .............................      212,700     2,765,100
TCF Financial Corp. .................................       60,300     2,792,493
                                                                     -----------
                                                                      43,512,694
                                                                     -----------
CREDIT & FINANCE 0.9%
Countrywide Credit Industries, Inc ..................       77,400     3,551,112
Downey Financial Corp. ..............................       36,400     1,720,264
S1 Corp. (a) ........................................       73,800     1,033,200
                                                                     -----------
                                                                       6,304,576
                                                                     -----------
INSURANCE 4.5%
Allmerica Financial Corp. ...........................       68,000     3,910,000
Everest Re Group Ltd. ...............................       57,200     4,278,560
Gallagher (Arthur J.) & Co. .........................       50,700     1,318,200
Mercury General Corp. ...............................       95,200     3,329,144
Nationwide Financial Services, Inc. 'A' .............      138,900     6,062,985
Ohio Casualty Corp. .................................       18,200       235,690
Old Republic International Corp. ....................      119,200     3,456,800
PartnerRe Ltd. ......................................      100,000     5,540,000
SAFECO Corp. ........................................      130,700     3,855,650
                                                                     -----------
                                                                      31,987,029
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-4

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
INVESTMENT COMPANIES 1.0%
A.G. Edwards, Inc. ..................................      47,400   $ 2,133,000
Affiliated Managers Group, Inc. (a)  ................      56,300     3,462,450
Legg Mason, Inc. ....................................      25,400     1,263,904
                                                                    -----------
                                                                      6,859,354
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS 5.9%
AMB Property Corp. ..................................     145,900     3,758,384
Apartment Investment & Management Co. 'A' ...........      93,400     4,501,880
Arden Realty Group, Inc. ............................     146,900     3,922,230
BRE Properties, Inc. 'A' ............................     100,500     3,045,150
Camden Property Trust ...............................     102,100     3,747,070
Developers Diversified Realty Corp. .................     109,100     2,005,258
Duke Weeks Realty Corp. .............................     124,700     3,098,795
General Growth Properties, Inc. .....................      79,200     3,117,312
Health Care Property Investors, Inc. ................      38,600     1,327,840
Hospitality Properties Trust ........................      63,000     1,795,500
Liberty Property Trust ..............................      42,000     1,243,200
Mack-Cali Realty Corp. ..............................     127,500     3,631,200
Manufactured Home Communities, Inc. .................      72,000     2,023,200
Security Capital Group 'B' (a) ......................      87,000     1,861,800
Simon Property Group, Inc. ..........................      42,700     1,279,719
Vornado Realty Trust ................................      31,500     1,229,760
                                                                    -----------
                                                                     41,588,298
                                                                    -----------
TOTAL FINANCIAL SERVICES ............................               130,251,951
                                                                    -----------
FOOD & TOBACCO 3.9%
TOBACCO 0.8%
R.J. Reynolds Tobacco Holdings, Inc. ................      43,000     2,347,800
UST, Inc. ...........................................     115,400     3,330,444
                                                                    -----------
                                                                      5,678,244
                                                                    -----------
FOOD PRODUCTS 3.1%
Earthgrains Co. .....................................     148,400     3,858,400
Flowers Foods, Inc. (a)  ............................      36,740     1,151,799
Fresh Del Monte Produce, Inc. (a)  ..................     130,500     1,439,415
NBTY, Inc. (a)  .....................................   1,098,300    13,662,852
Smithfield Foods, Inc. (a)  .........................      37,900     1,527,370
                                                                    -----------
                                                                     21,639,836
                                                                    -----------
TOTAL FOOD & TOBACCO ................................                27,318,080
                                                                    -----------
HEALTH CARE 14.3%
DRUGS 8.1%
Alpharma, Inc. 'A' ..................................     154,700     4,215,575
Aviron (a)  .........................................      45,700     2,604,900
Cell Pathways, Inc. (a) .............................     350,000     1,484,000


                                      F-5     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
DRUGS (CONTINUED)
Cephalon, Inc. (a)  .................................      145,300   $10,243,650
COR Therapeutics, Inc. (a)  .........................      135,000     4,117,500
Enzon, Inc. (a)  ....................................       30,900     1,931,250
IDEC Pharmaceuticals Corp. (a)  .....................       39,200     2,653,448
Inhale Therapeutic Systems, Inc. (a)  ...............      123,700     2,845,100
InterMune, Inc. (a) .................................       76,900     2,739,178
IVAX Corp. (a)  .....................................       97,525     3,803,475
MedImmune, Inc. (a) .................................       73,700     3,478,640
NeoPharm, Inc. (a) ..................................       61,300     1,563,150
Noven Pharmaceuticals, Inc. (a)  ....................       71,500     2,802,800
OSI Pharmaceuticals, Inc. (a) .......................       73,400     3,860,106
POZEN, Inc. (a)  ....................................      195,000     2,925,000
Scios, Inc. (a) .....................................       68,200     1,705,682
Sepracor, Inc. (a)  .................................       85,700     3,410,860
Telik, Inc. (a) .....................................      115,100     1,133,735
                                                                     -----------
                                                                      57,518,049
                                                                     -----------
HEALTH SERVICES 3.8%
Caremark Rx, Inc. (a) ...............................      552,300     9,085,335
Health Management Associates, Inc. 'A' (a)  .........       99,300     2,089,272
Health Net, Inc. (a)  ...............................      267,600     4,656,240
Oxford Health Plans (a) .............................       18,900       540,540
Quest Diagnostics, Inc. (a)  ........................       46,000     3,443,100
Trigon Healthcare, Inc. (a) .........................       51,200     3,320,320
Universal Health Services, Inc. 'B' (a) .............       73,600     3,348,800
                                                                     -----------
                                                                      26,483,607
                                                                     -----------
HEALTH TECHNOLOGY 1.6%
St. Jude Medical, Inc. (a) ..........................       78,000     4,680,000
Vertex Pharmaceuticals, Inc. (a) ....................      131,800     6,524,100
                                                                     -----------
                                                                      11,204,100
                                                                     -----------
HOSPITAL SUPPLIES 0.8%
Bergen Brunswig Corp. 'A' ...........................      115,200     2,214,144
Priority Healthcare Corp. (a)  ......................       31,800       899,304
Varian Medical Systems, Inc. 'B' (a) ................       34,000     2,431,000
                                                                     -----------
                                                                       5,544,448
                                                                     -----------
TOTAL HEALTH CARE ...................................                100,750,204
                                                                     -----------
HEAVY INDUSTRY/TRANSPORTATION 12.0%
AEROSPACE 2.3%
Alliant TechSystems, Inc. (a)  ......................       77,800     6,994,220
Goodrich (B.F.) Co. .................................       96,100     3,649,878
Titan Corp. (a) .....................................      246,400     5,642,560
                                                                     -----------
                                                                      16,286,658
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-6

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
AIR TRANSPORTATION 0.8%
Frontier Airlines, Inc. (a)  ........................       53,800   $   659,050
Mesa Air Group, Inc. (a)  ...........................      249,800     3,085,030
SkyWest, Inc. .......................................       72,900     2,041,200
                                                                     -----------
                                                                       5,785,280
                                                                     -----------
BUSINESS SERVICES 2.7%
ACT Manufacturing, Inc. (a)  ........................       88,000       962,720
American Tower Corp. 'A' (a) ........................       60,300     1,246,401
Dycom Industries, Inc. (a)  .........................      102,900     2,359,497
MicroStrategy, Inc. (a)  ............................      258,500       723,800
Quanta Services, Inc. (a)  ..........................       51,700     1,139,468
Republic Services, Inc. 'A' (a) .....................      340,400     6,756,940
Sapient Corp. (a) ...................................       77,600       756,600
United Rentals, Inc. (a)  ...........................      208,800     5,418,360
                                                                     -----------
                                                                      19,363,786
                                                                     -----------
ELECTRICAL EQUIPMENT 0.3%
American Power Conversion Corp. (a)  ................       63,200       995,400
Artesyn Technologies, Inc. (a) ......................       66,400       856,560
                                                                     -----------
                                                                       1,851,960
                                                                     -----------
MACHINERY 1.5%
Cooper Industries, Inc. .............................       55,100     2,181,409
Manitowoc Co., Inc. .................................       55,550     1,638,725
Navistar International Corp. (a) ....................       60,400     1,699,052
Parker-Hannifin Corp. ...............................       59,400     2,520,936
Stewart & Stevenson Services, Inc. ..................       82,000     2,706,000
                                                                     -----------
                                                                      10,746,122
                                                                     -----------
MISCELLANEOUS INDUSTRIALS 4.4%
Axsys Technologies, Inc. (a) ........................       94,300     1,119,341
Florida Rock Industries, Inc. .......................       28,800     1,350,720
FMC Corp. (a)  ......................................       21,100     1,446,616
GenCorp, Inc. .......................................      306,200     3,919,360
ITT Industries, Inc. ................................      137,600     6,088,800
JLG Industries, Inc. ................................      156,600     1,934,010
Martin Marietta Materials, Inc. .....................      108,500     5,369,665
Shaw Group, Inc. (a)  ...............................       81,500     3,268,150
Textron, Inc. .......................................       47,200     2,597,888
Wabash National Corp. ...............................      313,600     3,794,560
                                                                     -----------
                                                                      30,889,110
                                                                     -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .................                 84,922,916
                                                                     -----------


                                      F-7     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES        VALUE
RETAIL 7.2%
APPAREL 1.5%
Global Sports, Inc. (a)  ............................      696,600   $ 5,572,800
Jones Apparel Group, Inc. (a) .......................       79,600     3,438,720
Polo Ralph Lauren Corp. (a)  ........................       64,500     1,664,100
                                                                     -----------
                                                                      10,675,620
                                                                     -----------
DEPARTMENT STORES 0.4%
J.C. Penney Co., Inc. ...............................      105,300     2,775,708
                                                                     -----------
DISCOUNTERS 0.3%
BJ's Wholesale Club, Inc. (a) .......................       47,300     2,519,198
                                                                     -----------
FOOD & DRUG RETAILERS 0.5%
Whole Foods Market, Inc. (a)  .......................      134,800     3,653,080
                                                                     -----------
RESTAURANTS 1.8%
Brinker International, Inc. (a) .....................       58,900     1,522,565
Landry's Seafood Restaurants, Inc. ..................      193,900     3,296,300
Lone Star Steakhouse & Saloon, Inc. .................      143,400     1,862,766
Ruby Tuesday, Inc. ..................................      167,400     2,862,540
Wendy's International, Inc. .........................      113,600     2,901,344
                                                                     -----------
                                                                      12,445,515
                                                                     -----------
SPECIALTY SHOPS 2.7%
AutoZone, Inc. (a)  .................................       76,100     2,853,750
Barnes & Noble, Inc. (a)  ...........................      183,300     7,212,855
Christopher & Banks Corp. (a) .......................       68,300     2,226,580
Genesco, Inc. (a)  ..................................       62,200     2,089,920
Sherwin-Williams Co. (The) ..........................       88,500     1,964,700
Toys 'R' Us, Inc. (a) ...............................      104,200     2,578,950
                                                                     -----------
                                                                      18,926,755
                                                                     -----------
TOTAL RETAIL ........................................                 50,995,876
                                                                     -----------
TECHNOLOGY 15.1%
COMPUTERS & OFFICE EQUIPMENT 2.7%
Electronics for Imaging, Inc. (a) ...................       56,000     1,652,000
Extreme Networks, Inc. (a)  .........................       55,900     1,649,050
Foundry Networks, Inc. (a)  .........................       77,200     1,542,456
Network Appliance, Inc. (a) .........................      161,300     2,209,810
Palm, Inc. (a)  .....................................      262,500     1,593,375
Pinnacle Systems, Inc. (a)  .........................      446,300     2,700,115
SonicWall, Inc. (a)  ................................       78,600     1,981,506
Storage Technology Corp. (a) ........................      121,400     1,670,464
Stratos Lightwave, Inc. (a) .........................      170,300     2,213,900
Sycamore Networks, Inc. (a)  ........................      160,400     1,494,928
Western Digital Corp. (a)  ..........................      159,600       638,400
                                                                     -----------
                                                                      19,346,004
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-8

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
ELECTRONICS 3.5%
Amkor Technologies, Inc. (a) ...........................    31,900   $   704,990
Asyst Technologies, Inc. (a) ...........................    65,100       878,850
ChipPAC, Inc.'A' (a) ...................................    74,000       772,560
Cirrus Logic, Inc. (a) .................................    71,000     1,635,130
Concurrent Computer Corp. (a) ..........................   234,600     1,642,200
Conexant Systems, Inc. (a) .............................   564,900     5,055,855
EMCORE Corp. (a) .......................................    47,500     1,460,625
Kopin Corp. (a) ........................................    79,100       960,274
Lam Research Corp. .....................................    36,200     1,073,330
Metalink Ltd. (a) ......................................    66,100       460,717
MIPS Technologies, Inc. (a) ............................    33,300       576,090
Parlex Corp. (a) .......................................    40,700       401,709
Teradyne, Inc. (a) .....................................    63,100     2,088,610
TranSwitch Corp. (a) ...................................   219,300     2,412,300
TriQuint Semiconductor, Inc. ...........................    31,300       704,250
Varian Semiconductor Equipment Associates, Inc. (a) ....    35,100     1,474,200
Vitesse Semiconductor Corp. (a) ........................   102,800     2,162,912
                                                                     -----------
                                                                      24,464,602
                                                                     -----------
SOFTWARE & SERVICES 6.4%
Akamai Technologies, Inc. (a) ..........................    69,100       633,992
BSQUARE Corp. (a) ......................................   159,600     1,677,396
Cadence Design Systems, Inc. (a) .......................    61,800     1,151,334
Citrix Systems, Inc. (a) ...............................    80,400     2,805,960
Clarus Corp. (a) .......................................    64,400       396,060
Cognos, Inc. (a) .......................................   105,400     1,771,774
Compuware Corp. (a) ....................................   510,300     7,139,097
Crossroads Systems, Inc. (a) ...........................   152,000       986,480
Digital Insight Corp. (a) ..............................    99,100     2,190,110
Diversinet Corp. (a,b) .................................   357,143       494,286
E.piphany, Inc. (a) ....................................   145,300     1,476,248
Inktomi Corp. (a) ......................................    71,400       684,726
Manhattan Associates, Inc. (a) .........................    24,800       985,800
Manugistics Group, Inc. (a) ............................    45,300     1,137,030
Micromuse, Inc. ........................................    51,700     1,447,083
Networks Associates, Inc. (a) ..........................   101,800     1,267,410
Novell, Inc. (a) .......................................   177,700     1,011,113
PeopleSoft, Inc. (a) ...................................    67,200     3,308,256
Peregrine Systems, Inc. (a) ............................    63,700     1,847,300
Pivotal Corp. (a) ......................................    24,100       411,146
Portal Software, Inc. (a) ..............................   287,400     1,186,962
Quest Software, Inc. (a) ...............................     6,100       230,275
Sabre Holdings Corp. (a) ...............................    40,200     2,010,000
Secure Computing Corp. (a) .............................    59,300       931,603


                                      F-9     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                    MARKET
DESCRIPTION                                            SHARES       VALUE
SOFTWARE & SERVICES (CONTINUED)
Tanning Technology Corp. (a) .......................   177,500   $   860,875
Tibco Software, Inc. (a) ...........................   172,800     2,206,656
VeriSign, Inc. (a) .................................    28,200     1,692,282
Vignette Corp. (a) .................................   165,000     1,463,550
Zomax, Inc. (a) ....................................   217,100     1,934,361
                                                                 -----------
                                                                  45,339,165
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT 2.5%
Acterna Corp. (a) ..................................    90,500       995,500
ADC Telecom, Inc. (a) ..............................   157,800     1,041,480
Advanced Fibre Communications, Inc. (a) ............    20,800       436,800
Allen Telecom, Inc. (a) ............................    89,200     1,338,000
ANADIGICS, Inc. (a) ................................    37,900       871,700
Clarent Corp. (a) ..................................   135,700     1,247,083
Ditech Communications Corp. (a) ....................    96,900       718,998
DMC Stratex Networks, Inc. (a) .....................   116,600     1,166,000
Harmonic, Inc. (a) .................................   147,900     1,479,000
Metawave Communications Corp. (a) ..................   754,400     3,915,336
MRV Communications, Inc. (a) .......................    58,300       545,105
Polycom, Inc. (a) ..................................    15,700       362,513
Powerwave Technologies, Inc. (a) ...................   263,400     3,819,300
                                                                 -----------
                                                                  17,936,815
                                                                 -----------
TOTAL TECHNOLOGY ...................................             107,086,586
                                                                 -----------
UTILITIES 8.5%
ELECTRIC POWER 7.2%
Allegheny Energy, Inc. .............................   174,297     8,409,830
ALLETE .............................................    98,600     2,218,500
CMS Energy Corp. ...................................    64,000     1,782,400
Covanta Energy Corp. (a) ...........................    70,300     1,297,738
DPL, Inc. ..........................................   108,166     3,132,488
IDACORP, Inc. ......................................    31,700     1,105,696
Montana Power Co. ..................................   183,400     2,127,440
Orion Power Holdings, Inc. (a) .....................    81,300     1,935,753
PG&E Corp. .........................................    34,600       387,520
Pinnacle West Capital Corp. ........................    87,700     4,156,980
Potomac Electric Power Co. .........................   312,600     6,539,592
PPL Corp. ..........................................    94,800     5,214,000
Public Service Co. of New Mexico ...................    54,900     1,762,290
Reliant Resources, Inc. (a) ........................    27,400       676,780
Teco Energy, Inc. ..................................    74,700     2,278,350
TXU Corp. ..........................................   101,700     4,900,923
XCEL Energy, Inc. ..................................    87,100     2,477,995
                                                                 -----------
                                                                  50,404,275
                                                                 -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-10

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   MARKET
DESCRIPTION                                            SHARES       VALUE

NATURAL GAS PIPELINES 0.7%
Kinder Morgan Management LLC (a)  ..................    53,000   $ 3,630,500
Questar Corp. ......................................    58,600     1,450,936
                                                                 -----------
                                                                   5,081,436
                                                                 -----------
TELEPHONE SERVICES 0.6%
Citizens Communications Co. (a)  ...................    18,900       227,367
Leap Wireless International, Inc. (a)  .............    36,900     1,118,070
McLeodUSA, Inc. 'A' (a)  ...........................   436,900     2,005,371
Pinnacle Holdings, Inc. (a) ........................   181,300     1,089,613
                                                                 -----------
                                                                   4,440,421
                                                                 -----------
TOTAL UTILITIES ....................................              59,926,132
                                                                 -----------
TOTAL COMMON STOCKS
     (Cost $614,747,814) ...........................             672,199,917
                                                                 -----------

                                                        NO. OF
                                                       WARRANTS
WARRANTS 0.0%
HEALTH CARE 0.0%
DRUGS 0.0%
Cell Pathways, Inc., expiring 6/30/02 (a,b)
     (Cost $0) .....................................   472,500            -0-
                                                                 -----------

TOTAL LONG-TERM INVESTMENTS 95.1%
     (Cost $614,747,814) ...........................             672,199,917
                                                                 -----------


                                      F-11     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                PAR            MARKET
DESCRIPTION                                                    VALUE            VALUE
SHORT-TERM INVESTMENT 6.3%
REPURCHASE AGREEMENT 6.3%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $44,379,125, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $45,279,405
    (Cost $44,366,000) .................................   $44,366,000     $  44,366,000
                                                                           -------------
TOTAL INVESTMENTS 101.4%
     (Cost $659,113,814) ...............................                     716,565,917

LIABILITIES IN EXCESS OF OTHER ASSETS -1.4% ............                     (10,169,856)
                                                                           -------------
NET ASSETS 100% ........................................                   $ 706,396,061
                                                                           =============

(A) NON-INCOME PRODUCING SECURITY

(B) SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.


SEE NOTES TO FINANCIAL STATEMENTS     F-12

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001

ASSETS:
Investments at Value (Cost $659,113,814) ..............................    $716,565,917
Receivable for:
  Investments Sold ....................................................       8,482,903
  Dividends ...........................................................         555,637
  Fund Shares Sold ....................................................         343,106
  Interest ............................................................           8,750
Other .................................................................          54,936
                                                                          -------------
    Total Assets ......................................................     726,011,249
                                                                          -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................      16,835,237
  Fund Shares Redeemed ................................................         972,647
  Distribution (12b-1) and Service Fees ...............................         506,736
  Investment Advisory Fees ............................................         491,146
  Bank Overdraft ......................................................         379,384
  Administrative Fees .................................................         148,552
  Shareholder Reporting Expenses ......................................         119,109
  Directors' Fees and Expenses ........................................          49,291
  Professional Fees ...................................................          45,655
  Transfer Agent Fees .................................................          43,652
  Custody Fees ........................................................          14,205
Other .................................................................           9,574
                                                                          -------------
    Total Liabilities .................................................      19,615,188
                                                                          -------------
NET ASSETS ............................................................   $ 706,396,061
                                                                          =============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      36,971
Paid in Capital in Excess of Par ......................................     756,836,119
Net Unrealized Appreciation on Investments ............................      57,452,103
Accumulated Net Investment Loss .......................................         (50,196)
Accumulated Distributions in Excess of Net Realized Gain ..............    (107,878,936)
                                                                          -------------
NET ASSETS ............................................................   $ 706,396,061
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $323,928,433 and 16,641,785 Shares Outstanding) ................   $       19.46
                                                                          =============
    Maximum Sales Charge ..............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $       20.65
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $263,868,926 and 14,029,014 Shares Outstanding)* ...............   $       18.81
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $118,598,702 and 6,300,462 Shares Outstanding)* ................   $       18.82
                                                                          =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     F-13      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $  8,589,329
Interest ..................................................................      2,078,939
                                                                              ------------
    Total Income ..........................................................     10,668,268
                                                                              ------------
EXPENSES:
Investment Advisory Fees ..................................................      6,834,763
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $893,222, $2,966,843 and $1,492,310, respectively) ...................      5,352,375
Administrative Fees .......................................................      2,033,301
Shareholder Reports .......................................................        262,515
Transfer Agent Fees .......................................................        246,989
Custody Fees ..............................................................        104,264
Professional Fees .........................................................        102,422
Filing and Registration Fees ..............................................         58,052
Directors' Fees and Expenses ..............................................         11,484
Other .....................................................................         21,802
                                                                              ------------
    Total Expenses ........................................................     15,027,967
                                                                              ------------
NET INVESTMENT LOSS .......................................................   $ (4,359,699)
                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $(95,535,411)
                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     46,183,931
  End of the Period:
    Investments ...........................................................     57,452,103
                                                                              ------------
Net Unrealized Appreciation During the Period .............................     11,268,172
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(84,267,239)
                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(88,626,938)
                                                                              ============


SEE NOTES TO FINANCIAL STATEMENTS     F-14

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $  (4,359,699)   $  (7,302,807)
Net Realized Gain/Loss ................................     (95,535,411)      81,464,181
Net Unrealized Appreciation/Depreciation
  During the Period ...................................      11,268,172      (35,415,610)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets
  Resulting from Operations ...........................     (88,626,938)      38,745,764
                                                          -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ................................................             -0-     (27,087,328)
Class B ................................................             -0-     (24,196,601)
Class C ................................................             -0-     (12,447,392)
In Excess of Net Realized Gain:
Class A ...............................................     (27,279,026)              -0-
Class B ...............................................     (23,246,950)              -0-
Class C ...............................................     (11,742,783)              -0-
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (62,268,759)     (63,731,321)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................     132,396,586      408,292,208
Distributions Reinvested ..............................      42,701,654       46,273,947
Redeemed ..............................................    (301,954,658)    (295,695,701)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Capital Share Transactions .....................    (126,856,418)     158,870,454
                                                          -------------    -------------
Total Increase/Decrease in Net Assets .................    (277,752,115)     133,884,897
NET ASSETS--Beginning of Period .......................     984,148,176      850,263,279
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(50,196)
  and $(48,845), respectively) ........................   $ 706,396,061    $ 984,148,176
                                                          =============    =============


                                      F-15     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS A SHARES                                    2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $     23.03     $     23.58     $     21.34     $     17.59     $     14.63
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.02)          (0.08)           0.01           (0.02)           0.20
  Net Realized and Unrealized
    Gain/Loss ..............................         (1.97)           1.09            3.43            4.84            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (1.99)           1.01            3.44            4.82            4.25
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.03)          (0.20)
  In Excess of Net Investment Income .......            -0-             -0-             -0-            -0-+             -0-+
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.07)          (1.29)
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD .............   $     19.46     $     23.03     $     23.58     $     21.34     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -8.47%           4.62%          17.41%          28.26%          30.68%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   323,928     $   434,766     $   343,004     $   220,100     $    34,331
Ratio of Expenses to
  Average Net Assets .......................          1.46%           1.47%           1.49%           1.50%           1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.13)%         (0.33)%          0.03%          (0.09)%          1.25%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss ............           N/A             N/A             N/A     $      0.02     $      0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            1.58%           1.76%
  Net Investment Income/Loss to
     Average Net Assets ....................           N/A             N/A             N/A           (0.18)%          0.98%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-16

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS B SHARES                                    2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $     22.48     $     23.23     $     21.20     $     17.59     $     14.63
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.17)          (0.25)          (0.14)          (0.17)           0.09
  Net Realized and Unrealized
    Gain/Loss ..............................         (1.92)           1.06            3.37            4.83            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (2.09)           0.81            3.23            4.66            4.14
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.01)          (0.09)
  In Excess of Net Investment Income .......            -0-             -0-             -0-             -0-+            -0-
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.05)          (1.18)
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD .............   $     18.81     $     22.48     $     23.23     $     21.20     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -9.20%           3.85%          16.50%          27.30%          29.77%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   263,869     $   356,717     $   341,908     $   269,836     $    15,331
Ratio of Expenses to
  Average Net Assets .......................          2.21%           2.21%           2.24%           2.25%           2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.88)%         (1.06)%         (0.72)%         (0.84)%          0.40%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .............           N/A             N/A             N/A     $      0.02     $      0.06
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            2.33%           2.48%
  Net Investment Income/Loss to
    Average Net Assets .....................           N/A             N/A             N/A           (0.93)%          0.14%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE

                                      F-17     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------------
CLASS C SHARES                                     2001#           2000#           1999#           1998#            1997
                                               -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD........   $     22.49     $     23.24     $     21.20     $     17.59     $     14.64
                                               -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............         (0.18)          (0.25)          (0.14)          (0.17)           0.08
  Net Realized and Unrealized Gain/Loss ....         (1.91)           1.06            3.38            4.83            4.05
                                               -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ...........         (2.09)           0.81            3.24            4.66            4.13
                                               -----------     -----------     -----------     -----------     -----------
DISTRIBUTIONS
  Net Investment Income ....................            -0-             -0-             -0-          (0.01)          (0.09)
  In Excess of Net Investment Income .......            -0-             -0-             -0-             -0-+            -0-+
  Net Realized Gain ........................            -0-          (1.56)          (1.20)          (1.04)          (1.09)
  In Excess of Net Realized Gain ...........         (1.58)             -0-             -0-             -0-             -0-
                                               -----------     -----------     -----------     -----------     -----------
Total Distributions ........................         (1.58)          (1.56)          (1.20)          (1.05)          (1.18)
                                               -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .............   $     18.82     $     22.49     $     23.24     $     21.20     $     17.59
                                               ===========     ===========     ===========     ===========     ===========
Total Return (1) ...........................         -9.14%           3.80%          16.55%          27.28%          29.67%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........   $   118,599     $   192,665     $   165,351     $   127,401     $    32,425
Ratio of Expenses to
  Average Net Assets .......................          2.21%           2.21%           2.24%           2.25%           2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets .......................         (0.88)%         (1.06)%         (0.72)%         (0.84)%          0.49%
Portfolio Turnover Rate ....................           211%            272%            283%            207%             73%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .............           N/A             N/A             N/A     $      0.02     $      0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........           N/A             N/A             N/A            2.33%           2.47%
  Net Investment Income/Loss to
    Average Net Assets .....................           N/A             N/A             N/A           (0.92)%          0.22%
--------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-18

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,727,156, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $672,603,605, the aggregate gross unrealized appreciation is $104,155,861 and the aggregate gross unrealized depreciation is $60,193,549, resulting in net unrealized appreciation on long- and short-term investments of $43,962,312.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $5,051,179 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

related to distributions from real estate investment trusts totaling $693,345 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $514 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income. A permanent difference related to a return of capital totaling $84,159 has been reclassified from paid in capital in excess of par to accumulate distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Sub-adviser",a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS ...................................    % PER ANNUM
First $1 billion ...........................................       0.85%
Next $500 million ..........................................       0.80%
Over $1.5 billion ..........................................       0.75%


      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                          CLASS B
                CLASS A                                  AND CLASS C
             MAX. OPERATING                            MAX. OPERATING
             EXPENSE RATIO                              EXPENSE RATIO
                 1.50%                                      2.25%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $17,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $52,400, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $246,989. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $43,232 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares con-

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

verted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                 CONTINGENT DEFERRED SALES
                                                CHARGE ON ASSETS SUBJECT TO
                                                       SALES CHARGE
YEAR OF REDEMPTION .........................      CLASS B          CLASS C
First ......................................       5.00%            1.00%
Second .....................................       4.00%            None
Third ......................................       3.00%            None
Fourth .....................................       2.50%            None
Fifth ......................................       1.50%            None
Thereafter .................................       None             None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $66,000 and CDSC on redeemed shares of Classes B and C of approximately $277,100. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                            YEAR ENDED        YEAR ENDED
                                                          JUNE 30, 2001      JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed .........................................       5,075,952        11,878,707
    Distributions Reinvested ...........................         852,808           777,244
    Redeemed ...........................................      (8,163,011)       (8,325,235)
                                                           -------------     -------------
  Net Increase/Decrease in Class A Shares Outstanding ..      (2,234,251)        4,330,716
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $ 101,807,772     $ 281,234,414
    Distributions Reinvested ...........................      16,152,188        17,309,218
    Redeemed ...........................................    (164,491,484)     (197,154,804)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (46,531,524)    $ 101,388,828
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 349,831,652+    $ 396,402,271+
                                                           =============     =============
CLASS B
  Shares:
    Subscribed .........................................         937,148         2,984,461
    Distributions Reinvested ...........................         989,251           903,072
    Redeemed ...........................................      (3,764,230)       (2,742,195)
                                                           -------------     -------------
  Net Increase/Decrease in Class B Shares Outstanding ..      (1,837,831)        1,145,338
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $  18,410,193     $  68,496,278
    Distributions Reinvested ...........................      18,182,440        19,714,070
    Redeemed ...........................................     (73,062,309)      (63,715,963)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (36,469,676)    $  24,494,385
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 289,030,049+    $ 325,531,802+
                                                           =============     =============
CLASS C
  Shares:
    Subscribed .........................................         625,303         2,526,613
    Distributions Reinvested ...........................         454,977           423,565
    Redeemed ...........................................      (3,344,679)       (1,501,481)
                                                           -------------     -------------
  Net Increase/Decrease in Class C Shares Outstanding ..      (2,264,399)        1,448,697
                                                           =============     =============
  Dollars:
    Subscribed .........................................   $  12,178,621     $  58,561,516
    Distributions Reinvested ...........................       8,367,026         9,250,659
    Redeemed ...........................................     (64,400,865)      (34,824,934)
                                                           -------------     -------------
  Net Increase/Decrease ................................   $ (43,855,218)    $  32,987,241
                                                           =============     =============
  Ending Paid in Capital ...............................   $ 123,146,727+    $ 167,019,270+
                                                           =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $1,627,998,084 and sales of $1,808,411,750 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $2,845,900 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $345,900.

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    MARKET
DESCRIPTION                                            SHARES       VALUE
COMMON STOCKS 89.0%
HONG KONG 35.2%
Amoy Properties Ltd. ..............................     209,000   $  239,820
Asia Satellite Telecommunications Holdings Ltd. ...     199,500      345,297
Bank of East Asia, Ltd. ...........................      74,000      171,722
Beijing Capital International Airport Co., Ltd. (a)     573,000      179,985
Brilliance China Automotive Holdings Ltd. .........     947,000      230,685
Cathay Pacific Airways Ltd. .......................     345,000      466,647
Cheung Kong Holdings Ltd. .........................     142,000    1,547,476
China Merchants Holdings International Co., Ltd. ..     406,000      307,110
China Petroleum & Chemical Corp. ..................   1,534,000      306,808
China Overseas Land & Investment Ltd. .............     542,000       97,285
China Rare Earth Holdings Ltd. (a) ................      25,000        8,814
China Resources Beijing Land Ltd. .................     283,000       79,823
China Resources Enterprises Ltd. ..................     200,000      337,188
China Southern Airlines Co., Ltd. (a) .............     618,000      192,140
China Mobile Ltd. (a)  ............................     949,000    5,012,795
China Unicom Ltd. (a) .............................     246,000      428,934
Citic Pacific Ltd. ................................     223,000      690,460
CLP Holdings Ltd. .................................     139,000      582,746
CNOOC Ltd. (a)  ...................................     737,000      699,223
Cosco Pacific Ltd. ................................     229,000      151,203
Denway Motors Ltd. (a) ............................     900,300      323,193
Esprit Holdings Ltd. ..............................     279,000      305,835
Giordano International Ltd. .......................     461,000      239,371
Greencoll Technology Holdings Ltd. (a) ............     731,000      290,533
Hang Seng Bank Ltd. ...............................     103,700    1,063,617
Henderson Land Development Co., Ltd. ..............     137,000      607,733
Hong Kong & China Gas Co., Ltd. ...................     632,290      794,436
Hong Kong Exchanges & Clearing Ltd. ...............     134,000      238,801
Hong Kong Land Holdings Ltd. ......................     132,000      237,600
Hutchison Whampoa Ltd. ............................     546,930    5,522,031
Johnson Electric Holdings Ltd. ....................     675,800      927,083
Legend Holdings Ltd. ..............................     606,000      339,913
Li & Fung Ltd. ....................................     600,000      984,641
Nanjing Panda Electronics Co., Ltd. 'H' (a) .......     676,000      292,508
New World China Land Ltd. (a) .....................     150,000       73,079
New World Development Co., Ltd. ...................     277,000      337,380
Sino Land Co. .....................................     516,000      215,005
SmarTone Telecommunications Holdings Ltd. .........     147,900      170,658


SEE NOTES TO FINANCIAL STATEMENTS     F-27

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                MARKET
DESCRIPTION                                       SHARES        VALUE
HONG KONG (CONTINUED)
Sun Hung Kai Properties Ltd. .................     254,000   $ 2,287,687
Sun Television Cybernetworks Holdings Ltd. (a)   1,094,000        20,899
Swire Pacific Ltd. 'A' .......................     269,000     1,393,318
Travelsky Technology Ltd. 'H' (a) ............     281,000       284,610
Television Broadcasts Ltd. ...................     153,000       643,401
Wharf Holdings Ltd. ..........................     317,000       662,466
Yanzhou Coal Mining Co., Ltd. 'H' ............     942,000       434,780
                                                             -----------
                                                              30,766,739
                                                             -----------
INDIA 0.0%
Hero Honda Motors Ltd. (a) ...................       1,500         4,609
                                                             -----------
INDONESIA 0.4%
PT Hanjaya Mandale Sampoerna Tbk .............     238,500       336,078
                                                             -----------
KOREA 18.0%
Cheil Communications, Inc. ...................       5,860       509,174
Hana Bank ....................................      34,040       248,658
H&CB .........................................      18,438       412,569
Humax Co., Ltd. ..............................      39,480       579,829
Hyundai Mobis (a) ............................      54,100       582,391
Hyundai Motor Co., Ltd. ......................      71,360     1,552,855
Kookmin Bank .................................      82,685     1,109,461
Kookmin Credit Card Co., Ltd. (a) ............       7,220       205,413
Korea Electric Power Corp. ...................      38,610       718,464
Korea Telecom Corp. ADR ......................      26,890       591,042
Korea Telecom Corp. ..........................       5,200       207,920
KT Freetel (a) ...............................       8,570       247,117
LG Engineering & Construction Co., Ltd. (a) ..      34,290       284,761
LG Household & Health Care Ltd. (a) ..........      11,350       257,022
Pohang Iron & Steel Co., Ltd. ................      19,110     1,528,212
Samsung Electro-Mechanics Co. ................       4,871       174,914
Samsung Electronics Co. ......................      20,796     3,070,228
Samsung Securities Co., Ltd. (a) .............      17,960       510,973
Shinhan Bank Co., Ltd. .......................     102,590     1,053,115
SK Telecom Co., Ltd. .........................      10,940     1,610,927
Tong Yang Confectionery Corp. ................      14,670       250,422
                                                             -----------
                                                              15,705,467
                                                             -----------
MALAYSIA 4.0%
British American Tobacco Bhd .................      61,000       557,829
Carlsberg Brewery Bhd ........................     100,000       238,158
Digi.com Bhd. (a) ............................     238,000       347,605
Malayan Banking Bhd ..........................     203,400       551,321
Malaysian Pacific Industries Bhd .............      70,000       243,158
Public Bank Bhd ..............................     743,000       437,979


                                      F-28     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              MARKET
DESCRIPTION                                      SHARES       VALUE
MALAYSIA (CONTINUED)
Resorts World Bhd ............................   148,000   $   198,632
Tanjong Public Co., Ltd. .....................    73,000       122,947
Telekom Malaysia Bhd .........................   219,000       507,158
Tenaga Nasional Bhd ..........................   140,000       322,368
                                                           -----------
                                                             3,527,155
                                                           -----------
SINGAPORE 12.7%
CapitaLand Ltd. ..............................   321,000       440,450
Chartered Semiconductor Manufacturing Ltd. (a)   102,000       255,280
City Developments Ltd. .......................    45,000       174,122
DBS Group Holdings Ltd. ......................   206,661     1,519,900
Keppel Corp., Ltd. ...........................   185,000       367,563
Neptune Orient Lines Ltd. (a) ................   505,000       388,035
OMNI Industries Ltd. .........................   250,000       554,336
Oversea-Chinese Banking Corp., Ltd. ..........   222,150     1,450,925
Overseas Union Bank Ltd. .....................   138,300       717,308
Sembcorp Logistics Ltd. (a) ..................   343,600       439,400
SIA Engineering Co. ..........................   417,000       322,706
Singapore Airlines Ltd. ......................   166,000     1,147,969
Singapore Press Holdings Ltd. ................    63,200       693,743
Singapore Technology Engineering Ltd. ........   319,000       451,712
Singapore Telecommunications Ltd. ............   345,000       359,770
United Overseas Bank Ltd. ....................   167,000     1,054,062
Venture Manufacturing Ltd. ...................   121,800       808,880
                                                           -----------
                                                            11,146,161
                                                           -----------
TAIWAN 16.0%
Ambit Microsystems Corp. .....................    63,783       266,766
ASE Test Ltd. (a) ............................    26,000       332,540
Asustek Computer, Inc. .......................   198,174       837,476
Bank of Sinopac (a) ..........................   467,000       215,664
Cathay Life Insurance Co., Ltd. ..............   183,000       220,578
China Steel Corp. (a) ........................   727,000       363,183
Chinatrust Commercial Bank (a) ...............   641,850       449,276
Compal Electronics, Inc. .....................   227,036       243,983
Delta Electronics, Inc. ......................   185,000       456,724
Elan Microelectronics Corp. (a) ..............    84,000       162,242
Far Eastern Textile Ltd. .....................   559,341       311,918
Faraday Technology Corp. (a) .................    31,000       245,803
Formosa Chemicals & Fibre Corp. ..............   361,800       253,249
Fubon Insurance Co. ..........................   360,000       297,996
Hon Hai Precision Industry ...................   214,388     1,127,047
Macronix International Co., Ltd. (a) .........    48,715        51,644
Nan Ya Plastic Corp. .........................   293,374       296,527
President Chain Store Corp. ..................   182,468       394,826


SEE NOTES TO FINANCIAL STATEMENTS        F-29

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   MARKET
DESCRIPTION                                          SHARES        VALUE

TAIWAN (CONTINUED)
Pro Mos Technologies, Inc. (a)  ................      321,430   $   244,597
Quanta Computer, Inc. (a) ......................      183,000       621,870
Realtek Semiconductor Corp. ....................       35,000       158,583
Siliconware Precision Industries Co. (a) .......      562,932       318,826
Sunplus Technology Co., Ltd. (a)  ..............       41,000       173,860
Taipei Bank (a) ................................      503,000       273,195
Taishin International Bank (a)  ................      602,760       274,857
Taiwan Cellular Corp. (a) ......................      182,825       238,421
Taiwan Semiconductor Manufacturing Co., Ltd. (a)    1,626,649     3,023,687
Uni-President Enterprises Co. (a)  .............      558,000       234,999
United MicroElectronics Corp. (a) ..............    1,155,980     1,534,368
Winbond Electronics Corp. ......................      443,763       372,488
                                                                -----------
                                                                 13,997,193
                                                                -----------
THAILAND 2.3%
Advanced Info Services Public Co., Ltd. ........       47,900       510,228
BEC World Public Co., Ltd. (b) .................       56,200       300,561
Delta Electronics Public Co., Ltd. .............       51,090       246,135
Hana Microelectronics Public Co., Ltd. .........       76,100       118,565
Siam City Cement Public Co., Ltd. (a) ..........      163,033       464,779
Thai Farmers Bank Public Co., Ltd. (a) .........      496,400       219,403
Total Access Communications Public Co., Ltd. (a)       82,000       184,500
                                                                -----------
                                                                  2,044,171
                                                                -----------
UNITED KINGDOM 0.4%
HSBC Holdings plc ..............................       25,800       305,143
                                                                -----------

TOTAL COMMON STOCKS
(Cost $72,285,719) .............................                 77,832,716
                                                                -----------

PREFERRED STOCKS 0.4%
KOREA 0.4%
Samsung Electronics Co. ........................
(Cost $425,620) ................................        6,140       380,062
                                                                -----------

TOTAL LONG-TERM INVESTMENTS 89.4%
(Cost $72,711,339) .............................                 78,212,778
                                                                -----------


                                      F-30     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                       PAR         MARKET
DESCRIPTION                                           VALUE        VALUE
SHORT-TERM INVESTMENT 10.5%
REPURCHASE AGREEMENT 10.5%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $9,180,715,
collateralized by U.S. Treasury Inflation Notes
3.625%, due 1/15/08, valued at $9,366,583
(Cost $9,178,000 ...................................$9,178,000   $  9,178,000
                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES 99.9%
(Cost $81,889,339) ...........................................     87,390,778
                                                                 ------------

FOREIGN CURRENCY 0.5%
(Cost $465,746) ..............................................        465,633
                                                                 ------------

TOTAL INVESTMENTS 100.4%
(Cost $82,355,085) ...........................................     87,856,411

LIABILITIES IN EXCESS OF OTHER ASSETS -0.4% ..................       (383,493)
                                                                 ------------

NET ASSETS 100% ..............................................   $ 87,472,918
                                                                 ============

(A)   NON-INCOME PRODUCING SECURITY

(B)   SECURITY VALUE AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                           MARKET     PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
Financials .........................................    $21,762,741     24.9%
Information Technology .............................     16,484,367     18.8
Industrials ........................................     12,218,500     14.0
Telecommunications Services.........................     10,417,075     11.9
Consumer Discretionary .............................      8,540,420      9.8
Materials ..........................................      3,096,296      3.5
Utilities ..........................................      2,418,014      2.8
Consumer Staples ...................................      2,269,334      2.6
Energy .............................................      1,006,031      1.1
                                                        -----------     -----
                                                        $78,212,778     89.4%
                                                        ===========     =====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES. SEE NOTES TO FINANCIAL STATEMENTS


SEE NOTES TO FINANCIAL STATEMENTS       F-31

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $81,889,339) (including
  repurchase agreement of $9,178,000) .................................   $  87,390,778
Foreign Currency (Cost $465,746) ......................................         465,633
Cash ..................................................................             437
Receivable for:
  Investments Sold ....................................................       2,983,318
  Fund Shares Sold ....................................................       2,567,080
  Dividends ...........................................................          60,775
  Interest ............................................................           1,887
  Other ...............................................................          36,226
                                                                          -------------
    Total Assets ......................................................      93,506,134
                                                                          -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ................................................       4,913,946
  Investments Purchased ...............................................         700,433
  Investment Advisory Fees ............................................         137,369
  Shareholder Reporting Expenses ......................................         100,318
  Distribution (12b-1) and Service Fees ...............................          59,241
  Directors' Fees and Expenses ........................................          36,074
  Professional Fees ...................................................          29,559
  Custody Fees ........................................................          22,193
  Administrative Fees .................................................          19,584
  Transfer Agent Fees .................................................          14,169
  Deferred Country Tax ................................................             330
                                                                          -------------
    Total Liabilities .................................................       6,033,216
                                                                          -------------
NET ASSETS ............................................................   $  87,472,918
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      11,308
Paid in Capital in Excess of Par ......................................     195,338,866
Net Unrealized Appreciation on Investments and and Foreign Currency
  Translations* .......................................................       5,462,622
Accumulated Net Investment Loss .......................................        (359,168)
Accumulated Net Realized Loss .........................................    (112,980,710)
                                                                          -------------
NET ASSETS ............................................................   $  87,472,918
                                                                          =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $48,649,283 and 6,138,913 Shares Outstanding) ..................   $        7.92
                                                                          =============
    Maximum Sales Charge ..............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................   $        8.40
                                                                          =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,558,442 and 2,866,219 Shares Outstanding)** ................   $        7.52
                                                                          =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $17,265,193 and 2,303,125 Shares Outstanding)** ................   $        7.50
                                                                          =============

*     NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $330.
**    REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     F-32     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $  1,608,048
Interest ..............................................................        109,110
Less Foreign Taxes Withheld ...........................................        (88,677)
                                                                          ------------
    Total Income ......................................................      1,628,481
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      1,093,184
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $130,079, $304,249 and $253,559, respectively) .............        687,887
Custody Fees ..........................................................        232,492
Administrative Fees ...................................................        279,260
Shareholder Reports ...................................................        139,225
Transfer Agent Fees ...................................................         92,543
Country Tax Expense ...................................................         77,162
Interest Expense ......................................................         52,893
Filing & Registration Fees ............................................         52,240
Professional Fees .....................................................         47,839
Directors' Fees and Expenses ..........................................         10,309
Other .................................................................          7,983
                                                                          ------------
    Total Expenses ....................................................      2,773,017
    Less Expense Reductions ...........................................       (143,906)
                                                                          ------------
    Net Expenses ......................................................      2,629,111
                                                                          ------------
NET INVESTMENT LOSS ...................................................   $ (1,000,630)
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(32,124,865)
Foreign Currency Transactions .........................................       (333,329)
                                                                          ------------
Net Realized Loss .....................................................    (32,458,194)
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     25,059,791
  End of the Period:
    Investments .......................................................      5,501,439
    Foreign Currency Translations .....................................        (38,817)
                                                                          ------------
                                                                             5,462,622
                                                                          ------------
Net Unrealized Depreciation During the Period .........................    (19,597,169)
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(52,055,363)
                                                                          ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(53,055,993)
                                                                          ============


SEE NOTES TO FINANCIAL STATEMENTS     F-33

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                                     YEAR ENDED       YEAR ENDED
                                                                                   JUNE 30, 2001    JUNE 30, 2000
                                                                                   -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ............................................................   $  (1,000,630)   $  (1,821,554)
Net Realized Gain/Loss .........................................................     (32,458,194)      46,100,711
Net Unrealized Depreciation
  During the Period ............................................................     (19,597,169)     (19,789,970)
                                                                                   -------------    -------------
Net Increase/Decrease in Net Assets Resulting from Operations ..................     (53,055,993)      24,489,187
                                                                                   -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .....................................................................     284,140,264      246,008,180
Redeemed .......................................................................    (304,625,622)    (281,902,284)
                                                                                   -------------    -------------
Net Decrease in Net Assets Resulting from Capital Share Transactions ...........     (20,485,358)     (35,894,104)
                                                                                   -------------    -------------
Total Decrease in Net Assets ...................................................     (73,541,351)     (11,404,917)
NET ASSETS--Beginning of Period ................................................     161,014,269      172,419,186
                                                                                   -------------    -------------
NET ASSETS--End of Period (Including accumulated net investment loss of
  $(359,168) and $(178,131), respectively) .....................................   $  87,472,918    $ 161,014,269
                                                                                   =============    =============


                                      F-34     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         -------------------------------------------------------
CLASS A SHARES                            2001#       2000#       1999#      1998#        1997
                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 13.06     $ 11.48     $  6.53    $ 16.62     $  17.15
                                         -------     -------     -------    -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.05)      (0.08)       0.02      (0.04)       (0.06)
  Net Realized and Unrealized
    Gain/Loss ........................     (5.09)       1.66        4.93     (10.03)       (0.14)
                                         -------     -------     -------    -------     --------
Total From Investment Operations .....     (5.14)       1.58        4.95     (10.07)       (0.20)
                                         -------     -------     -------    -------     --------
DISTRIBUTIONS
  In Excess of Net Realized Gain .....        -0-         -0-         -0-     (0.02)       (0.33)
                                         -------     -------     -------    -------     --------
NET ASSET VALUE, END OF PERIOD .......   $  7.92     $ 13.06     $ 11.48    $  6.53     $  16.62
                                         =======     =======     =======    =======     ========
Total Return (1) .....................    -39.11%      13.49%      75.69%    -60.57%       -1.10%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $48,649     $76,254     $88,808    $47,128     $175,440
Ratio of Expenses to Average
  Net Assets .........................      2.02%       1.92%       1.95%      1.90%        1.84%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (0.50)%     (0.66)%      0.28%     (0.39)%      (0.31)%
Portfolio Turnover Rate ..............       125%        108%        138%       130%          74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01     $  0.01     $  0.01    $  0.01          N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.13%       2.02%       2.03%      2.21%         N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (0.61)%     (0.76)%      0.20%     (0.53)%        N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      1.90%       1.90%       1.90%      1.90%         N/A
------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-35

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         --------------------------------------------------------
CLASS B SHARES                            2001#        2000#       1999#       1998#       1997
                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 12.43      $ 11.01     $  6.31     $ 16.17     $ 16.81
                                         -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.12)       (0.17)      (0.03)      (0.10)      (0.16)
  Net Realized and Unrealized
    Gain/Loss ........................     (4.79)        1.59        4.73       (9.74)      (0.15)
                                         -------      -------     -------     -------     -------
Total From Investment Operations .....     (4.91)        1.42        4.70       (9.84)      (0.31)
                                         -------      -------     -------     -------     -------
DISTRIBUTIONS
  Net Realized Gain ..................        -0-          -0-         -0-         -0-      (0.33)
  In Excess of Net Realized Gain .....        -0-          -0-         -0-      (0.02)         -0-
                                         -------      -------     -------     -------     -------
Total Distributions ..................        -0-          -0-         -0-      (0.02)      (0.33)
                                         -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......   $  7.52      $ 12.43     $ 11.01     $  6.31     $ 16.17
                                         =======      =======     =======     =======     =======
Total Return (1) .....................    -39.45%       12.81%      74.48%     -60.89%      -1.79%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $21,559      $45,837     $42,905     $26,126     $62,786
Ratio of Expenses to Average
  Net Assets .........................      2.77%        2.67%       2.70%       2.65%       2.59%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (1.30)%      (1.42)%     (0.44)%     (1.01)%     (1.04)%
Portfolio Turnover Rate ..............       125%         108%        138%        130%         74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01      $  0.01     $  0.01     $  0.02         N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.92%        2.77%       2.78%       2.96%        N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (1.45)%      (1.52)%     (0.52)%     (1.15)%       N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      2.65%        2.65%       2.65%       2.65%        N/A
-------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


                                      F-36     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                         --------------------------------------------------------
CLASS C SHARES                            2001#       2000#       1999#       1998#        1997
                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $ 12.39     $ 10.97     $  6.29     $ 16.14     $  16.78
                                         -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........     (0.12)      (0.17)      (0.04)      (0.12)       (0.21)
  Net Realized and Unrealized
    Gain/Loss ........................     (4.77)       1.59        4.72       (9.71)       (0.10)
                                         -------     -------     -------     -------     --------
Total From Investment Operations .....     (4.89)       1.42        4.68       (9.83)       (0.31)
                                         -------     -------     -------     -------     --------
DISTRIBUTIONS
  In Excess of Net Realized Gain .....        -0-         -0-         -0-      (0.02)       (0.33)
                                         -------     -------     -------     -------     --------
NET ASSET VALUE, END OF PERIOD .......   $  7.50     $ 12.39     $ 10.97     $  6.29     $  16.14
                                         =======     =======     =======     =======     ========
Total Return (1) .....................    -39.37%      12.76%      74.13%     -60.88%       -1.79%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $17,265     $38,923     $40,706     $28,823     $114,460
Ratio of Expenses to Average
  Net Assets .........................      2.77%       2.67%       2.70%       2.65%        2.59%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (1.31)%     (1.43)%     (0.48)%     (1.17)%      (1.06)%
Portfolio Turnover Rate ..............       125%        108%        138%        130%          74%
-------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................   $  0.01     $  0.01     $  0.01     $  0.01          N/A
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....      2.92%       2.77%       2.78%       2.96%         N/A
  Net Investment Income/Loss to
    Average Net Assets ...............     (1.46)%     (1.53)%     (0.56)%     (1.31)%        N/A
Ratio of Expenses to Average
  Net Assets excluding country
    tax expense and interest expense .      2.65%       2.65%       2.65%       2.65%         N/A
-------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-37

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $86,892,605 which will expire between June 30, 2006 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $90,139,254, the aggregate gross unrealized appreciation is $4,258,215 and the aggregate gross unrealized depreciation is $7,006,691, resulting in net unrealized depreciation on long- and short-term investments of $2,748,476.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,156,771 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a correction of prior year amounts totaling $7,991 has been reclassified from paid in capital in excess of par to accumulated net realized loss. A permanent difference related to taxes accrued against capital gains totaling $3,849 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totalling $333,329 has been reclassified from accumulated net investment loss to accumulated net realized loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc., (the "Subadviser") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ................................................     1.00%
Next $500 million .................................................     0.95%
Over $1 billion ...................................................     0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                           CLASS A         AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
                        EXPENSE RATIO     EXPENSE RATIO
                            1.90%             2.65%

      For the period ended June 30, 2001, the Adviser voluntarily waived $143,906 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $20,700 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $92,543. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,592 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $182,300 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED SALES
                                                          CHARGE ON ASSETS SUBJECT TO
                                                                 SALES CHARGE
YEAR OF REDEMPTION                                          CLASS B         CLASS C
First ..............................................         5.00%           1.00%
Second .............................................         4.00%           None
Third ..............................................         3.00%           None
Fourth .............................................         2.50%           None
Fifth ..............................................         1.50%           None
Thereafter .........................................         None            None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $46,500 and CDSC on redeemed shares of Classes B and C of approximately $84,000. Sales charges do not represent expenses of the Fund.

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001      JUNE 30, 2000
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed .............................      30,579,510         17,452,932
    Redeemed ...............................     (30,280,075)       (19,346,665)
                                               -------------      -------------
  Net Increase/Decrease in Class A Shares
    Outstanding ............................         299,435         (1,893,733)
                                               =============      =============
  Dollars:
    Subscribed .............................   $ 263,858,220      $ 222,661,067
    Redeemed ...............................    (268,209,906)      (249,142,808)
                                               -------------      -------------
  Net Decrease .............................   $  (4,351,686)     $ (26,481,741)
                                               =============      =============
  Ending Paid in Capital ...................   $  89,685,810+     $  94,617,222+
                                               =============      =============
CLASS B:
  Shares:
    Subscribed .............................         385,568          1,262,910
    Redeemed ...............................      (1,206,665)        (1,473,492)
                                               -------------      -------------
  Net Decrease in Class B Shares Outstanding        (821,097)          (210,582)
                                               =============      =============
  Dollars:
    Subscribed .............................   $   3,436,083      $  15,484,002
    Redeemed ...............................     (11,232,737)       (17,962,378)
                                               -------------      -------------
  Net Decrease .............................   $  (7,796,654)     $  (2,478,376)
                                               =============      =============
  Ending Paid in Capital ...................   $  51,857,751+     $  60,041,721+
                                               =============      =============
CLASS C:
  Shares:
    Subscribed .............................       2,006,847            635,714
    Redeemed ...............................      (2,845,965)        (1,203,170)
                                               -------------      -------------
  Net Decrease in Class C Shares Outstanding        (839,118)          (567,456)
                                               =============      =============
  Dollars:
    Subscribed .............................   $  16,845,961      $   7,863,111
    Redeemed ...............................     (25,182,979)       (14,797,098)
                                               -------------      -------------
  Net Decrease .............................   $  (8,337,018)     $  (6,933,987)
                                               =============      =============
  Ending Paid in Capital ...................   $  54,971,375+     $  63,636,988+
                                               =============      =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $129,938,036 and sales of $156,081,854 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $283,900 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $51,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
COMMON STOCKS 84.6%
BRAZIL 5.5%
Brazil Telecom Participacoes S.A. ADR .............        22,998     $  966,146
CEMIG ADR .........................................        23,827        283,722
CVRD ADR ..........................................        40,329        935,633
Eletrobras S.A ....................................     7,252,000         92,954
Eletrobras S.A. ADR ...............................           600          3,545
Embratel Participacoes S.A. 'A' ADR ...............         1,100          8,228
Empresa Brasileira de Aeronautica S.A. ADR ........        16,250        634,563
Lojas Arupau S.A. ADR (a,b) .......................        14,225             -0-
Petrobras S.A. ADR ................................        13,710        320,677
Petroleo Brasileiro S.A. ADR ......................        68,910      1,791,660
Tele Celular Sul S.A. ADR .........................        17,194        347,319
Tele Norte Leste S.A. ADR .........................        34,589        527,828
Telebras ADR ......................................        11,679        545,993
Telemig Celular S.A. ADR ..........................         4,179        172,593
Telesp Celular S.A. ADR ...........................        15,135        229,295
Unibanco GDR ......................................        32,086        816,589
Votorantim Celulose e Papel S.A. ADR ..............        22,200        335,220
                                                                      ----------
                                                                       8,011,965
                                                                      ----------
CHILE 0.4%
Cia Telecom ADR (a) ...............................        34,290        482,803
Enersis S.A. ADR ..................................         8,700        130,326
                                                                      ----------
                                                                         613,129
                                                                      ----------
CHINA 1.8%
Beijing Capital International Airport 'H' (a) .....       760,000        238,724
China Merchants Holdings International Co., Ltd. ..       785,000        593,797
China Petroleum & Chemical Corp.  .................       858,000        171,605
China Unicom Ltd. (a) .............................       167,000        291,187
Cosco Pacific Ltd. ................................       190,000        125,452
Nanjing Panda Electronics Co., Ltd. 'H' (a) .......       842,000        364,336
Travelsky Technology Ltd. 'H' (a) .................       325,000        329,175
Yanzhou Coal Mining Co., Ltd. ADR .................        10,628        254,009
Yanzhou Coal Mining Co., Ltd. 'H' (a) .............       688,000        317,547
                                                                      ----------
                                                                       2,685,832
                                                                      ----------


                                     F-47     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
CZECH REPUBLIC 0.1%
Cesky Telecom a.s. (a) .............................        13,478     $  123,187
Cesky Telecom a.s. GDR (a) .........................         7,898         69,344
                                                                       ----------
                                                                          192,531
                                                                       ----------
EGYPT 0.1%
Egypt Gas Co. (b) ..................................         2,900         46,949
MobiNil (a) ........................................         7,620        114,163
                                                                       ----------
                                                                          161,112
                                                                       ----------
HONG KONG 6.7%
Asia Satellite Telecommunications Holdings Ltd. ....        75,000        129,811
Brilliance China Automotive Holdings Ltd. ..........       670,000        163,209
China Mobile Ltd. (a) ..............................     1,031,000      5,445,935
China Overseas Land& Investment Ltd. ...............       780,000        140,004
China Rare Earth Holdings Ltd. (a) .................       109,000         38,430
China Resources Beijing Land Ltd. ..................       488,000        137,645
China Resources Enterprises Ltd. ...................       269,000        453,518
China Southern Airlines Co., Ltd. (a)  .............       968,000        300,956
China Unicom Ltd. ADR (a) ..........................         2,500         44,250
Citic Pacific Ltd. .................................       248,000        767,866
CNOOC Ltd. (a) .....................................       885,000        839,637
CNOOC Ltd. ADR (a) .................................         4,300         81,485
Denway Motors Ltd. (a) .............................     1,536,300        551,506
Greencoll Technology Holdings Ltd. (a) .............       780,000        310,008
Legend Holdings Ltd. ...............................       609,000        341,595
New World China Land Ltd. (a) ......................       221,200        107,767
Sun Television Cybernetworks Holdings Ltd. (a) .....     1,199,500         22,914
                                                                       ----------
                                                                        9,876,536
                                                                       ----------
HUNGARY 1.2%
Gedeon Richter Rt. .................................         9,728        542,054
Gedeon Richter Rt. GDR (a) .........................         2,800        153,300
Matav Rt. ..........................................        27,215         80,113
Matav Rt. ADR ......................................        21,768        325,432
MOL Magyar Olaj-es Gazipari Rt .....................        17,429        248,634
MOL Magyar Olaj-es Gazipari Rt. (Registered) GDR (a)           520          7,410
OTP Bank Rt. .......................................         8,324        433,519
OTP Rt. Bank GDR ...................................           220         11,275
                                                                       ----------
                                                                        1,801,737
                                                                       ----------
INDIA 6.6%
Bharat Heavy Electricals Ltd. ......................       130,300        488,625
Bharat Petroleum Corp., Ltd. .......................        82,000        327,547
BSES Ltd. (a) ......................................        75,500        315,466
Cipla Ltd. (a) .....................................        16,200        393,739
Colgate-Palmolive (India) Ltd. (a) .................        49,000        169,792


SEE NOTES TO FINANCIAL STATEMENTS          F-48

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                             SHARES           VALUE
INDIA (CONTINUED)
Container Corp. of India Ltd. ...................       114,500       $  309,131
Dabur India Ltd. ................................       116,000          152,151
Dr. Reddy's Laboratories Ltd. ...................        12,000          410,778
Gujarat Ambuja Cements Ltd. .....................        98,000          386,042
HCL Technologies Ltd. (a) .......................        22,400          139,595
HDFC Bank Ltd. ..................................        66,650          298,395
Hero Honda Motors Ltd. (a) ......................       116,000          356,458
Hindustan Lever Ltd. ............................       249,490        1,089,132
Hindustan Petroleum Corp. Ltd. ..................        93,000          312,570
Housing Development Finance Corp., Ltd. .........        54,440          797,967
India-Info.com Ltd. (a,b) .......................        47,630           15,188
Infosys Technologies Ltd. .......................         8,200          655,677
ITC Ltd.GDR .....................................        10,750          198,875
ITC Ltd. (a) ....................................         8,100          129,998
Lupin Laboratories Ltd. (a) .....................        20,500           32,990
Mahanagar Telephone Nigam Ltd. ..................       224,250          601,861
Mahanagar Telephone Nigam Ltd. GDR ..............        28,800          155,232
Nestle India Ltd. ...............................        14,500          172,003
Ranbaxy Laboratories Ltd. .......................        25,761          263,525
Reliance Industries Ltd. GDR ....................        10,000          153,300
Reliance Industries Ltd. (a) ....................        52,750          414,352
Satyam Computer Services Ltd. (a) ...............           100              362
State Bank of India .............................        75,000          351,244
Strides Arcolab Ltd. (a) ........................        11,000           13,797
Tata Iron & Steel Co., Ltd. .....................        63,000          155,089
Tata Power Co., Ltd. ............................        11,000           30,411
Wipro Ltd. ADR ..................................         4,700          131,506
Zee Telefilms Ltd. ..............................        64,200          162,547
                                                                      ----------
                                                                       9,585,345
                                                                      ----------
INDONESIA 0.5%
Pt. Hanjaya Mandale Sampoerna Tbk. ..............       497,500          701,043
                                                                      ----------
ISRAEL 4.2%
BreezeCOM Ltd. (a) ..............................        50,283          221,748
Ceragon Networks Ltd. (a) .......................        24,030           74,493
Check Point Software Technologies Ltd. (a) ......        20,651        1,044,321
DSP Group, Inc. (a) .............................         7,500          160,875
ECI Telecommunications Ltd. .....................       140,181          700,905
RADVision Ltd. (a) ..............................        25,641          158,718
RADWARE Ltd. (a) ................................        38,888          701,928
Teva Pharmaceutical Industries Ltd. .............         6,370          398,698
Teva Pharmaceutical Industries Ltd. ADR .........        21,704        1,352,159


                                      F-49     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                             SHARES          VALUE
ISRAEL (CONTINUED)
TTI Team Telecom International Ltd. (a) ........        31,566       $   613,643
Zoran Corp. (a) ................................        23,190           689,207
                                                                     -----------
                                                                       6,116,695
                                                                     -----------
KOREA 13.5%
Cheil Communications, Inc. .....................         9,210           800,254
H&CB ...........................................        16,376           366,429
Hana Bank ......................................        42,100           307,536
Humax Co., Ltd. ................................        53,403           784,312
Hyundai Mobis ..................................        57,630           620,392
Hyundai Motor Co., Ltd. ........................        84,040         1,828,783
Kookmin Bank ...................................        87,257         1,170,807
Kookmin Credit Card Co., Ltd. ..................        10,280           292,472
Korea Electric Power Corp. .....................        44,020           819,134
Korea Telecom Corp. ............................        34,710         1,387,866
Korea Telecom Corp. ADR ........................        60,800         1,336,384
KT Freetel (a) .................................         8,150           235,006
LG Engineering & Construction Co., Ltd. (a) ....        38,950           323,460
LG Household & Health Care Ltd. (a) ............        13,920           315,220
Pohang Iron & Steel Co., Ltd. ..................        19,546         1,563,079
Samsung Electronics Co. ........................        24,761         3,655,603
Samsung Electro-Mechanics Co. ..................         4,299           154,374
Samsung Securities Co., Ltd. (a) ...............        21,790           619,938
Shinhan Bank Co., Ltd. .........................       116,140         1,192,210
SK Telecom Co., Ltd. ...........................        12,340         1,817,078
Tong Yang Confectionery Corp. ..................        10,020           171,045
                                                                     -----------
                                                                      19,761,382
                                                                     -----------
MALAYSIA 1.9%
British American Tobacco Bhd. ..................        67,000           612,697
Digi.com Bhd (a) ...............................       198,000           289,184
Malayan Banking Bhd. ...........................       180,000           487,895
Malaysian Pacific Industries Bhd. ..............        46,000           159,789
Public Bank Bhd. ...............................       595,300           350,914
Resorts World Bhd. .............................        90,000           120,789
Telekom Malaysia Bhd. ..........................       172,000           398,316
Tenaga Nasional Bhd. ...........................       134,000           308,553
                                                                     -----------
                                                                       2,728,137
                                                                     -----------
MEXICO 12.3%
Alfa S.A. 'A' ..................................       206,298           287,190
America Movil S.A. de C.V. 'L' ADR .............       102,535         2,138,880
Cemex CPO ......................................       162,582           865,811
Cemex CPO ADR ..................................        22,409           593,839
FEMSA ..........................................       195,761           832,703


SEE NOTES TO FINANCIAL STATEMENTS     F-50

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                            MARKET
DESCRIPTION                                                                SHARES           VALUE
MEXICO (CONTINUED)
FEMSA ADR ...................................................               27,603       $ 1,181,684
Grupo Aeroportuario de Sureste S.A. de C.V. (a) .............               77,100           144,813
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a) .........               28,050           524,535
Grupo Carso S.A. de C.V. 'A1' (a) ...........................               77,084           229,097
Grupo Financiero Banamex Accival S.A. de C.V. 'O' ...........              666,377         1,725,026
Grupo Financiero Bancomer S.A. de C.V. 'O' ADR (a) ..........                1,400            28,000
Grupo Financiero Bancomer S.A. de C.V. 'O' (a,c) ............            1,493,706         1,480,338
Grupo Modelo S.A. 'C' .......................................               42,000           114,617
Grupo Sanborns S.A. 'B1' (a) ................................                9,025            12,963
Grupo Televsa S.A. GDR (a) ..................................               30,794         1,232,068
Kimberly 'A' ................................................              309,953           918,113
Telmex ADR ..................................................              124,591         4,371,898
Wal-Mart de Mexico S.A. de C.V. ADR .........................               12,880           348,676
Wal-Mart de Mexico S.A. de C.V. 'C' .........................              183,364           449,547
Wal-Mart de Mexico S.A. de C.V. 'V' .........................              193,843           526,852
                                                                                         -----------
                                                                                          18,006,650
                                                                                         -----------
POLAND 1.4%
Bank Polsa Kasa Opieki S.A. (a) .............................               31,069           532,944
Elektrim S.A. (a) ...........................................               18,824           120,793
Telekomunikacja Polska S.A ..................................               11,373            50,547
Telekomunikacja Polska S.A. GDR .............................              293,966         1,328,726
                                                                                         -----------
                                                                                           2,033,010
                                                                                         -----------
RUSSIA 4.1%
Gazprom ADR (a) .............................................                4,200            45,990
Gazprom ADR (a) .............................................               17,100           187,245
Lukoil Holding ADR ..........................................               23,116         1,108,764
Mustcom (a,b) ...............................................            8,129,780         1,137,356
Norilsk Nickel ADR (a) ......................................                6,900           124,521
RAO Unified Energy Systems GDR ..............................              133,530         1,522,242
RAO Unified Energy Systems GDR (a) ..........................               13,900           158,460
Surgutneftegaz ADR ..........................................              129,489         1,656,164
                                                                                         -----------
                                                                                           5,940,742
                                                                                         -----------
SOUTH AFRICA 10.0%
ABSA Group Ltd. .............................................              147,700           694,586
Anglo American plc ..........................................               20,893           313,360
Anglo American plc ..........................................              146,528         2,177,366
Anglo American Platinum Corp., Ltd. .........................               25,727         1,147,528
Barlow Ltd. .................................................                2,900            21,547
Bidvest Group Ltd. ..........................................               81,446           506,976
Dimension Data Holdings plc (a) .............................               58,628           222,926


                                      F-51    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                   MARKET
DESCRIPTION                                                       SHARES           VALUE
SOUTH AFRICA (CONTINUED)
Dimension Data Holdings plc (a) ...........................         33,400      $   128,021
FirstRand Ltd. ............................................      1,072,060        1,146,837
Impala Platinum Holdings Ltd. .............................         15,108          757,221
Liberty Group Ltd. ........................................         78,830          569,046
M-Cell Ltd. ...............................................         93,110          214,017
Nedcor Ltd. ...............................................         33,777          663,068
Old Mutual plc ............................................         47,700          109,496
Old Mutual plc ............................................         17,100           38,668
Remgro Ltd. ...............................................         87,418          627,781
Sanlam Ltd. ...............................................        799,300        1,092,401
Sappi Ltd. ................................................         33,800          297,744
Sasol Ltd. ................................................         97,192          888,767
South African Breweries plc ...............................         54,756          418,720
South African Breweries plc ...............................        223,300        1,692,381
Standard Bank Investment Corp., Ltd. ......................        204,800          893,134
                                                                                -----------
                                                                                 14,621,591
                                                                                -----------
TAIWAN 10.2%
Ambit Microsystems Corp. ..................................         78,704          329,172
ASE Test Ltd. (a) .........................................         15,700          200,803
Asustek Computer, Inc. ....................................        219,414          927,236
Bank of Sinopac (a) .......................................        619,000          285,858
Cathay Life Insurance Co., Ltd. ...........................        165,000          198,882
China Steel Corp. (a) .....................................        776,000          387,662
Chinatrust Commercial Bank (a) ............................      1,076,382          753,436
Compal Electronics, Inc. ..................................        105,000          112,838
Delta Electronics, Inc. ...................................        337,000          831,978
Elan Microelectronics Corp. (a) ...........................         81,000          156,448
Far Eastern Textile Ltd. ..................................        360,199          200,866
Faraday Technology Corp. (a) ..............................         21,000          166,512
Formosa Chemicals & Fibre Corp. ...........................        443,880          310,703
Fubon Insurance Co. .......................................        466,000          385,739
Hon Hai Precision Industry ................................        281,460        1,479,647
Macronix International Co., Ltd. (a) ......................         50,503           53,539
Nan Ya Plastic Corp. ......................................        125,000          126,343
President Chain Store Corp. ...............................        143,608          310,741
Quanta Computer, Inc. (a) .................................        195,000          662,649
Realtek Semiconductor Corp. ...............................         29,000          131,397
Siliconware Precision Industries Co. (a) ..................        502,399          284,542
Sunplus Technology Co., Ltd. (a) ..........................         35,000          148,417
Taipei Bank (a) ...........................................        518,000          281,342
Taishin International Bank (a) ............................        520,380          237,292
Taiwan Cellular Corp. (a) .................................        237,842          310,169
Taiwan Semiconductor Manufacturing Co., Ltd. (a) ..........      1,811,392        3,367,095


SEE NOTES TO FINANCIAL STATEMENTS     F-52

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                 SHARES          VALUE
TAIWAN (CONTINUED)
Uni-President Enterprises Co. (a) ..............................             501,000    $     210,993
United MicroElectronics Corp. Ltd. (a) .........................           1,252,800        1,662,880
Winbond Electronics Corp. ......................................             496,471          416,730
                                                                                        -------------
                                                                                           14,931,909
                                                                                        -------------
THAILAND 1.7%
Advanced Information Services Public Co., Ltd. .................              85,900          915,001
BEC World Public Co., Ltd. .....................................              82,400          440,681
Delta Electronics Public Co., Ltd. .............................              97,286          468,693
Shinawatra Computer Co., Ltd. (a) ..............................              77,680          295,270
Thai Farmers Bank Public Co., Ltd. (a) .........................             424,400          187,580
Total Access Communications Public Co., Ltd. (a) ...............              67,000          150,750
                                                                                        -------------
                                                                                            2,457,975
                                                                                        -------------
TURKEY 2.4%
Akbank T.A.S. ..................................................          59,825,000          248,474
Aksigorta A.S. .................................................          16,751,000          133,794
Anadolu Efes Biracilik .........................................           5,613,758          215,224
Migros Turk T.A.S. .............................................           2,265,000          141,110
Netas Northern Electric Telekomunikasyon A.S. ..................           6,584,113          268,203
Turkcell Iletisim Hizmetleri A.S. ADR (a) ......................              21,623           60,544
Turkiye Garanti Bankasi A.S. (a) ...............................          34,714,000          174,679
Turkiye Petrol Rafinerileri A.S. ...............................          18,104,000          462,722
Vestel Elektronik Sanayii ve Ticaret A.S. (a) ..................         107,148,735          261,025
Yapi Ve Kredi Bankasi A.S. (a) .................................         478,921,980        1,491,850
Yapi Ve Kredi Bankasi A.S. GDR (a) .............................              12,540           38,971
                                                                                        -------------
                                                                                            3,496,596
                                                                                        -------------
TOTAL COMMON STOCKS
  (Cost $134,147,866) ..........................................                          123,723,917
                                                                                        -------------
PREFERRED STOCKS 5.6%
BRAZIL 5.0%
Banco Nacional S.A. (a,b) ......................................          11,156,000              242
Brasil Telecom Participacoes S.A. ..............................          33,139,952          277,906
Brasil Telecom Participacoes S.A. ..............................         134,042,823          797,909
Celular CRT 'A' (a)  ...........................................           5,124,440        2,126,370
CEMIG (a) ......................................................          21,991,381          261,813
Companhia de Bebidas das Americas ..............................             154,000           35,798
Companhia de Bebidas das Americas ADR ..........................              33,360          772,284
CVRD 'A' .......................................................              29,458          670,949
Eletrobras 'B'  ................................................          11,697,000          138,240
Embratel Participacoes 'A' .....................................          41,170,000          315,729
Itaubanco ......................................................          11,600,000        1,018,119
Lojas Arapua S.A. (a,b) ........................................          12,437,000               -0-


                                      F-53     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                               MARKET
DESCRIPTION                                                                    SHARES          VALUE
BRAZIL (CONTINUED)
Petrobras S.A. .....................................................             20,152    $     472,738
Tele Celullar Sul Participacoes S.A. ...............................         48,782,452           98,561
Tele Norte Leste S.A. ..............................................          3,100,000           47,480
Telemig Celular S.A. ...............................................         58,674,884          122,117
Telesp Celular S.A. ................................................         27,593,132          169,047
                                                                                           -------------
                                                                                               7,325,302
                                                                                           -------------
KOREA 0.2%
BanColombia (b)  ...................................................              7,150            3,113
Samsung Electronics Co. ............................................              5,600          346,636
                                                                                           -------------
                                                                                                 349,749
                                                                                           -------------
RUSSIA 0.4%
Storyfirst Communications,Inc.(a,b,d) ..............................                600          342,576
Surgutneftegaz ADR .................................................             13,240          204,558
                                                                                           -------------
                                                                                                 547,134
                                                                                           -------------
TOTAL PREFERRED STOCKS
  (Cost $10,858,558) ...............................................                           8,222,185
                                                                                           -------------
INVESTMENT COMPANY 0.0%
UNITED STATES 0.0%
Morgan Stanley Dean Witter Africa Investment Fund, Inc. (e)
  (Cost $34,248) ...................................................              2,681           21,582
                                                                                           -------------
TOTAL LONG-TERM INVESTMENTS 90.2%
(Cost $145,040,672) ................................................                         131,967,684
                                                                                           -------------


SEE NOTES TO FINANCIAL STATEMENTS     F-54

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                            PAR              MARKET
DESCRIPTION                                                                VALUE             VALUE
SHORT-TERM INVESTMENT 7.4%
REPURCHASE AGREEMENT 7.4%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $10,818,199, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $11,039,594
    (Cost $10,815,000) .....................................            $ 10,815,000      $ 10,815,000
                                                                                          ------------
TOTAL INVESTMENTS IN SECURITIES 97.6%
    (Cost $155,855,672) ....................................                               142,782,684
                                                                                          ------------
FOREIGN CURRENCY 1.2%
    (Cost $1,755,455) ......................................                                 1,752,402
                                                                                          ------------
TOTAL INVESTMENTS 98.8%
    (Cost $157,611,127) ....................................                               144,535,086

OTHER ASSETS IN EXCESS OF LIABILITIES 1.2% .................                                 1,785,776
                                                                                          ------------

NET ASSETS 100% ............................................                              $146,320,862
                                                                                          ============

(a)   Non-income producing security

(b)   Security valued at fair value-see note 1-A to financial statements.

(c)   144A Security - Certain conditions for public sale may exist.

(d) Restricted as to public sale. Total value of restricted security at June 30, 2001 was $342,576 or 0.23% of net assets (Total cost $1,500,000).

(e) The fund is advised by an affiliate which earns a management fee as adviser to the Fund.

ADR   American Depositary Receipt

CPO   Certificate of Participation

GDR   Global Depositary Receipt


                                      F-55     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                       MARKET       PERCENT OF
INDUSTRY                                               VALUE        NET ASSETS
Telecommunication Services ...............         $ 32,066,707        21.9%
Financials ...............................           22,317,103        15.3
Information Technology ...................           21,847,423        14.9
Materials ................................           12,283,755         8.4
Consumer Discretionary ...................           10,120,451         6.9
Consumer Staples .........................            9,486,061         6.5
Energy ...................................            8,655,435         5.9
Industrials ..............................            7,365,744         5.0
Utilities ................................            4,111,815         2.8
Health Care ..............................            3,713,190         2.6
                                                   ------------        ----
                                                   $131,967,684        90.2%
                                                   ============        ====

+   CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS     F-56

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $155,855,672) .............................       $ 142,782,684
Foreign Currency (Cost $1,755,455) ..................................................           1,752,402
Cash ................................................................................                 315
Receivable for:
   Fund Shares Sold .................................................................           6,434,534
   Investments Sold .................................................................             686,628
   Dividends ........................................................................             275,978
   Foreign Withholding Tax Reclaim ..................................................              28,364
   Interest .........................................................................               2,223
Other ...............................................................................              30,426
                                                                                            -------------
      Total Assets ..................................................................         151,993,554
                                                                                            -------------
LIABILITIES:
Payable for:
   Fund Shares Redeemed .............................................................           2,326,094
   Investments Purchased ............................................................           2,321,044
   Investment Advisory Fees .........................................................             315,271
   Distribution (12b-1) and Service Fees ............................................              90,568
   Professional Fees ................................................................              41,904
   Custody Fees .....................................................................              36,680
   Directors' Fees and Expenses .....................................................              36,502
   Shareholder Reporting Expenses ...................................................              33,640
   Administrative Fees ..............................................................              31,674
   Transfer Agent Fees ..............................................................               7,430
   Deferred Country Tax .............................................................                 695
Net Unrealized Loss on Foreign Currency Exchange Contracts ..........................             431,190
                                                                                            -------------
       Total Liabilities ............................................................           5,672,692
                                                                                            -------------
NET ASSETS ..........................................................................       $ 146,320,862
                                                                                            =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($001 par value, Shares Authorized 2,625,000,000) ..............       $      18,026
Paid in Capital in Excess of Par ....................................................         229,956,213
Accumulated Net Investment Loss .....................................................            (654,701)
Net Unrealized Depreciation on Investments and
   Foreign Currency Translations* ...................................................         (13,485,795)
Accumulated Net Realized Loss .......................................................         (69,512,881)
                                                                                            -------------
NET ASSETS ..........................................................................       $ 146,320,862
                                                                                            =============
   Class A Shares:
       Net Asset Value and Redemption Price Per Share (Based on Net Assets
       of $90,764,135 and 10,983,350 Shares Outstanding) ............................       $        8.26
                                                                                            =============
       Maximum Sales Charge .........................................................               5.75%
       Maximum Offering Price Per Share (Net Asset Value
       Per Share x 100/(100% - maximum sales charge)) ...............................       $        8.76
                                                                                            =============
   Class B Shares:
       Net Asset Value and Offering Price Per Share (Based on Net Assets
       of $36,798,042 and 4,669,260 Shares Outstanding)** ...........................       $        7.88
                                                                                            =============
   Class C Shares:
       Net Asset Value and Offering Price Per Share (Based on Net Assets
       of $18,758,685 and 2,373,541 Shares Outstanding)** ...........................       $        7.90
                                                                                            =============

*     NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $695.

**    REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.



                                      F-57     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends ...........................................................................         $  2,181,703
Interest ............................................................................              367,781
Less Foreign Taxes Withheld .........................................................             (108,583)
                                                                                              ------------
   Total Income .....................................................................            2,440,901
                                                                                              ------------
EXPENSES:
Investment Advisory Fees ............................................................            1,974,290
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $206,319, $444,613 and $225,676, respectively) ................................              876,608
Custody Fees ........................................................................              421,678
Administrative Fees .................................................................              401,754
Transfer Agent Fees .................................................................              120,373
Shareholder Reports .................................................................              104,589
Interest Expense ....................................................................               81,851
Country Tax Expense .................................................................               81,015
Professional Fees ...................................................................               65,132
Filing and Registration Fees ........................................................               34,660
Directors' Fees and Expenses ........................................................               12,184
Other ...............................................................................               11,271
                                                                                              ------------
   Total Expenses ...................................................................            4,185,405
   Less Expense Reductions ..........................................................             (113,902)
                                                                                              ------------
   Net Expenses .....................................................................            4,071,503
                                                                                              ------------
NET INVESTMENT LOSS .................................................................         $ (1,630,602)
                                                                                              ============
NET REALIZED GAIN/LOSS ON:
Investments .........................................................................         $(49,451,283)
Foreign Currency Transactions .......................................................             (405,390)
                                                                                              ------------
Net Realized Loss ...................................................................          (49,856,673)
                                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ..........................................................           14,283,475
   End of the Period:
       Investments ..................................................................          (13,072,988)
       Foreign Currency Translations ................................................             (412,807)
                                                                                              ------------
                                                                                               (13,485,795)
                                                                                              ------------
Net Unrealized Depreciation During the Period .......................................          (27,769,270)
                                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ....................................................         $(77,625,943)
                                                                                              ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................         $(79,256,545)
                                                                                              ============


SEE NOTES TO FINANCIAL STATEMENTS       F-58

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                           YEAR ENDED           YEAR ENDED
                                                                          JUNE 30, 2001        JUNE 30, 2000
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ..................................................    $  (1,630,602)       $  (2,935,011)
Net Realized Gain/Loss ...............................................      (49,856,673)          37,992,347
Net Unrealized Appreciation/Depreciation During the Period ...........      (27,769,270)           4,019,068
                                                                          -------------        -------------
Net Increase/Decrease in Net Assets Resulting from Operations ........      (79,256,545)          39,076,404
                                                                          -------------        -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...........................................................      182,088,762          162,638,033
Redeemed .............................................................     (158,793,015)        (122,901,021)
                                                                          -------------        -------------
Net Increase in Net Assets Resulting from Capital Share
   Transactions ......................................................       23,295,747           39,737,012
                                                                          -------------        -------------
Total Increase/Decrease in Net Assets ................................      (55,960,798)          78,813,416
NET ASSETS--Beginning of Period ......................................      202,281,660          123,468,244
                                                                          -------------        -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(654,701) and $(544,187),
   respectively) .....................................................    $ 146,320,862        $ 202,281,660
                                                                          =============        =============


                                      F-59     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                         YEAR ENDED JUNE 30,
                                                                  -------------------------------------------------------------
CLASS A SHARES                                                     2001#         2000#         1999#        1998#         1997
                                                                  -------      --------       -------      -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $ 13.37      $   9.87       $  7.98      $ 13.47     $  12.06
                                                                  -------      --------       -------      -------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income/Loss ................................      (0.06)        (0.18)         0.03           -0-        0.01
   Net Realized and Unrealized Gain/Loss .....................      (5.05)         3.68          1.86        (4.49)        1.57
                                                                  -------      --------       -------      -------     --------
Total From Investment Operations .............................      (5.11)         3.50          1.89        (4.49)        1.58
                                                                  -------      --------       -------      -------     --------
DISTRIBUTIONS
   In Excess of Net Investment Income ........................         -0-           -0-           -0-          -0-       (0.04)
   Net Realized Gain .........................................         -0-           -0-           -0-       (0.73)       (0.13)
   In Excess of Net Realized Gain ............................         -0-           -0-           -0-+      (0.27)          -0-
   Return of Capital .........................................         -0-           -0-           -0-+         -0-          -0-
                                                                  -------      --------       -------      -------     --------
Total Distributions ..........................................         -0-           -0-           -0-+      (1.00)       (0.17)
                                                                  -------      --------       -------      -------     --------
NET ASSET VALUE, END OF PERIOD ...............................    $  8.26      $  13.37       $  9.87      $  7.98     $  13.47
                                                                  =======      ========       =======      =======     ========
Total Return (1) .............................................     -38.17%        35.36%        23.92%      -34.31%       13.54%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................    $90,764      $106,161       $63,273      $74,959     $119,022
Ratio of Expenses to Average Net Assets ......................       2.25%         2.20%         2.34%        2.27%        2.21%
Ratio of Net Investment Income/Loss to Average Net Assets ....      (0.68)%       (1.43)%        0.44%        0.04%       (0.06)%
Portfolio Turnover Rate ......................................         99%          102%          132%          99%          82%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
   Per Share Benefit to Net Investment Income/Loss ...........    $  0.02      $   0.01       $  0.02      $  0.03     $   0.03
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ............................       2.30%         2.25%         2.56%        2.60%        2.41%
   Net Investment Income/Loss to Average Net Assets ..........      (0.73)%       (1.48)%        0.22%       (0.24)%      (0.27)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ..........................       2.15%         2.15%         2.15%        2.15%        2.15%
---------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS        F-60

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                      YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------------
CLASS B SHARES                                                     2001#        2000#        1999#        1998#         1997
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $ 12.83      $  9.55      $  7.78      $ 13.24      $ 11.94
                                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss .......................................      (0.14)       (0.26)       (0.02)       (0.07)       (0.03)
   Net Realized and Unrealized Gain/Loss .....................      (4.81)        3.54         1.79        (4.39)        1.50
                                                                  -------      -------      -------      -------      -------
Total From Investment Operations .............................      (4.95)        3.28         1.77        (4.46)        1.47
                                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS
   In Excess of Net Investment Income ........................         -0-          -0-          -0-          -0-       (0.04)
   Net Realized Gain .........................................         -0-          -0-          -0-       (0.73)       (0.13)
   In Excess of Net Realized Gain ............................         -0-          -0-          -0-+      (0.27)          -0-
   Return of Capital .........................................         -0-          -0-          -0-+         -0-          -0-
                                                                  -------      -------      -------      -------      -------
Total Distributions ..........................................         -0-          -0-          -0-+      (1.00)       (0.17)
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD ...............................    $  7.88      $ 12.83      $  9.55      $  7.78      $ 13.24
                                                                  =======      =======      =======      =======      =======
Total Return (1) .............................................     -38.58%       34.35%       22.99%      -34.76%       12.67%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ............................    $36,798      $62,787      $38,313      $36,423      $35,966
Ratio of Expenses to Average Net Assets ......................       3.00%        2.95%        3.09%        3.02%        2.96%
Ratio of Net Investment Income/Loss to Average Net Assets ....      (1.50)%      (2.21)%      (0.29)%      (0.67)%      (0.64)%
Portfolio Turnover Rate ......................................         99%         102%         132%          99%          82%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
   Reductions During the Period
   Per Share Benefit to Net
       Investment Income/Loss ................................    $  0.02      $  0.01      $  0.02      $  0.03      $  0.01
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ............................       3.10%        3.00%        3.31%        3.35%        3.17%
   Net Investment Income/Loss to Average Net Assets ..........      (1.60)%      (2.26)%      (0.51)%      (0.97)%      (0.87)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ..........................       2.90%        2.90%        2.90%        2.90%        2.90%
-------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      F-61     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                        YEAR ENDED JUNE 30,
                                                                ---------------------------------------------------------------
CLASS C SHARES                                                   2001#         2000#         1999#         1998#          1997
                                                                -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................      $ 12.87       $  9.57       $  7.79       $ 13.26       $ 11.93
                                                                -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss ...................................        (0.15)        (0.27)        (0.02)        (0.08)        (0.08)
   Net Realized and Unrealized Gain/Loss .................        (4.82)         3.57          1.80         (4.39)         1.55
                                                                -------       -------       -------       -------       -------
Total From Investment Operations .........................        (4.97)         3.30          1.78         (4.47)         1.47
                                                                -------       -------       -------       -------       -------
DISTRIBUTIONS
   In Excess of Net Investment Income ....................           -0-           -0-           -0-           -0-        (0.01)
   Realized Gain .........................................           -0-           -0-           -0-        (0.73)        (0.13)
   In Excess of Net Realized Gain ........................           -0-           -0-           -0-+       (0.27)           -0-
Return of Capital ........................................           -0-           -0-           -0-+          -0-           -0-
                                                                -------       -------       -------       -------       -------
Total Distributions ......................................           -0-           -0-           -0-+       (1.00)        (0.14)
                                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD ...........................      $  7.90       $ 12.87       $  9.57       $  7.79       $ 13.26
                                                                =======       =======       =======       =======       =======
Total Return (1) .........................................       -38.57%        34.38%        23.09%       -34.73%        12.66%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........................      $18,759       $33,334       $21,882       $28,680       $57,958
Ratio of Expenses to Average Net Assets ..................         3.00%         2.95%         3.09%         3.01%         2.96%
Ratio of Net Investment Loss to Average Net Assets .......        (1.52)%       (2.24)%       (0.32)%       (0.76)%       (0.79)%
Portfolio Turnover Rate ..................................           99%          102%          132%           99%           82%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
   Per Share Benefit to Net Investment Income/Loss .......      $  0.02       $  0.01       $  0.02       $  0.03       $  0.02
Ratios Before Expense Reductions:
   Expenses to Average Net Assets ........................         3.10%         3.00%         3.31%         3.34%         3.17%
   Net Investment Loss to Average Net Assets .............        (1.62)%       (2.29)%       (0.54)%       (1.03)%       (1.00)%
Ratio of Expenses to Average Net Assets excluding country
   tax expense and interest expense ......................         2.90%         2.90%         2.90%         2.90%         2.90%
---------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1%, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      F-62

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $23,701,254, which will expire between June 30, 2007and June 30,2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $168,666,144, the aggregate gross unrealized appreciation is $9,002,780 and the aggregate gross unrealized depreciation is $34,886,240, resulting in net unrealized depreciation on long-and short-term investments of $25,883,460.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $2,031,497 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $405,390 has been reclassified from accumulated net investment loss to accumulated net realized loss. A permanent difference related to taxes accrued against capital gains totaling $177,117 was reclassified from accumulated net investment loss to accumulated net realized loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $70,166 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to expenses which are not deductible for tax purposes totaling $932 has been reclassified from paid in capital in excess of par to accumulated net investment loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc, an indirect wholly owned subsidiary of Morgan

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

Stanley Dean Witter & Co. and Morgan Stanley Investment Management Inc. (the "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                                  % PER ANNUM
First $500 million ........................................                   1.25%
Next $500 million .........................................                   1.20%
Over $1 billion ...........................................                   1.15%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                   CLASS B
                            CLASS A              AND CLASS C
                        MAX. OPERATING         MAX. OPERATING
                         EXPENSE RATIO          EXPENSE RATIO
                              2.15%                  2.90%

      For the period ended June 30, 2001, the Adviser voluntarily waived $113,902of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $24,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $120,373. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,918 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $49,400 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

      At June 30, 2001, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $1,300 during the period.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemp-

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

tions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                          SALES CHARGE
YEAR OF REDEMPTION                                CLASS B            CLASS C
First ...................................         5.00%              1.00%
Second ..................................         4.00%               None
Third ...................................         3.00%               None
Fourth ..................................         2.50%               None
Fifth ...................................         1.50%               None
Thereafter ..............................          None               None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $73,800 and CDSC on redeemed shares of Classes B and C of approximately $58,700. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2001        JUNE 30, 2000
                                                     -------------        -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed ..............................         17,826,769            9,539,735
      Redeemed ................................        (14,786,127)          (8,010,633)
                                                     -------------        -------------
   Net Increase in Class A Shares Outstanding ..         3,040,642            1,529,102
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $ 159,649,735        $ 121,961,746
      Redeemed ................................       (132,494,112)         (98,726,701)
                                                     -------------        -------------
   Net Increase ...............................      $  27,155,623        $  23,235,045
                                                     =============        =============
   Ending Paid in Capital .....................      $ 136,364,141+       $ 111,252,782+
                                                     =============        =============
CLASS B:
   Shares:
      Subscribed ..............................          1,175,897            2,175,642
      Redeemed ................................         (1,401,481)          (1,291,562)
                                                     -------------        -------------
   Net Increase/Decrease in Class B Shares
      Outstanding .............................           (225,584)             884,080
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $  11,316,255        $  27,137,813
      Redeemed ................................        (13,260,664)         (15,165,855)
                                                     -------------        -------------
   Net Increase/Decrease ......................      $  (1,944,409)       $  11,971,958
                                                     =============        =============
   Ending Paid in Capital .....................      $  60,977,178+       $  64,130,625+
                                                     =============        =============
CLASS C:
   Shares:
      Subscribed ..............................          1,228,529            1,049,694
      Redeemed ................................         (1,445,996)            (745,457)
                                                     -------------        -------------
   Net Increase/Decrease in Class C Shares
      Outstanding .............................           (217,467)             304,237
                                                     =============        =============
   Dollars:
      Subscribed ..............................      $  11,122,772        $  13,538,474
      Redeemed ................................        (13,038,239)          (9,008,465)
                                                     -------------        -------------
   Net Increase/Decrease ......................      $  (1,915,467)       $   4,530,009
                                                     =============        =============
   Ending Paid in Capital .....................      $  34,665,349+       $  37,222,694+
                                                     =============        =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
June 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $168,889,752 and sales of $153,062,046 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $429,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $50,300.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS
June 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                  CURRENT            UNREALIZED
FORWARD CURRENCY CONTRACTS                         VALUE             DEPRECIATION
SHORT CONTRACTS:
Czech Koruna, 629,776
  expiring 7/9/02 ....................          $    15,765           $     (28)
Mexican Peso, 71,297,799
  expiring 1/18/02 ...................            7,481,163            (431,162)
                                                -----------           ---------
                                                $ 7,496,928           $(431,190)
                                                ===========           =========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                               MARKET
DESCRIPTION                                       SHARES        VALUE
COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 12.2%
HOTELS RESTAURANTS & LEISURE 0.3%
Starwood Hotels & Resorts Worldwide, Inc.          7,000     $   260,960
                                                             -----------

MEDIA 6.7%
AOL Time Warner, Inc. (a) ................        59,700       3,164,100
AT&T Corp. Liberty Media Group 'A' (a)....       105,900       1,852,191
Clear Channel Communications, Inc. (a)....         6,300         395,010
Comcast Corp. 'A' (Special) (a)  .........        22,300         967,820
                                                             -----------
                                                               6,379,121
                                                             -----------
MULTILINE RETAIL 3.0%
BJ's Wholesale Club, Inc. (a) ............         8,000         426,080
Costco Wholesale Corp. (a) ...............        15,200         624,416
Dollar Tree Stores, Inc. (a) .............        14,400         400,896
Wal-Mart Stores, Inc. ....................        28,000       1,366,400
                                                             -----------
                                                               2,817,792
                                                             -----------
SPECIALTY RETAIL 2.2%
Home Depot, Inc. .........................        25,800       1,200,990
Limited, Inc. (The)  .....................        22,100         365,092
Tiffany & Co. ............................        16,100         583,142
                                                             -----------
                                                               2,149,224
                                                             -----------
TOTAL CONSUMER DISCRETIONARY .............                    11,607,097
                                                             -----------
CONSUMER STAPLES 7.4%
BEVERAGES 3.0%
Anheuser-Busch Cos., Inc. ................        27,300       1,124,760
Coca-Cola Co. ............................         5,000         225,000
PepsiCo, Inc. ............................        35,200       1,555,840
                                                             -----------
                                                               2,905,600
                                                             -----------
FOOD & DRUG RETAILING 0.7%
Safeway, Inc. (a) ........................        13,900         667,200
                                                             -----------
FOOD PRODUCTS 1.4%
Kraft Foods, Inc. (a)  ...................        29,100         902,100
Quaker Oats Co. ..........................         4,500         410,625
                                                             -----------
                                                               1,312,725
                                                             -----------


                                     F-73     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                MARKET
DESCRIPTION                                      SHARES          VALUE
HOUSEHOLD PRODUCTS 1.2%
Colgate Palmolive Co. .....................       12,100     $   713,779
Procter & Gamble Co. ......................        7,500         478,500
                                                             -----------
                                                               1,192,279
                                                             -----------
TOBACCO 1.1%
Philip Morris Cos., Inc. ..................       20,100       1,020,075
                                                             -----------
TOTAL CONSUMER STAPLES ....................                    7,097,879
                                                             -----------
FINANCIALS 12.0%
BANKS 0.7%
Fifth Third Bancorp .......................       10,500         630,525
                                                             -----------
DIVERSIFIED FINANCIALS 8.6%
Citigroup, Inc. ...........................       68,233       3,605,432
Freddie Mac ...............................       58,100       4,067,000
Goldman Sachs Group, Inc. .................        6,600         566,280
                                                             -----------
                                                               8,238,712
                                                             -----------
INSURANCE 2.7%
American International Group, Inc. ........       29,400       2,528,400
                                                             -----------
TOTAL FINANCIALS ..........................                   11,397,637
                                                             -----------
HEALTH CARE 18.2%
BIOTECHNOLOGY 1.4%
Amgen, Inc. (a) ...........................       11,050         670,514
CuraGen Corp. (a) .........................        3,500         127,400
Invitrogen Corp. (a) ......................        5,000         359,000
Tularik, Inc. (a) .........................        7,000         180,810
                                                             -----------
                                                               1,337,724
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
Applera Corp.- Applied Biosystems Group ...        9,000         240,750
Medtronic, Inc. ...........................       17,600         809,776
                                                             -----------
                                                               1,050,526
                                                             -----------

HEALTH CARE PROVIDERS & SERVICES 1.5%
HCA - The Healthcare Corp. ................       17,600         795,344
Laboratory Corp. of America Holdings (a) ..        8,200         630,580
                                                             -----------
                                                               1,425,924
                                                             -----------
PHARMACEUTICALS 14.2%
Abbott Laboratories .......................       10,000         480,100
American Home Products Corp. ..............       41,100       2,401,884
Bristol-Myers Squibb Co. ..................       26,600       1,391,180
Eli Lilly & Co. ...........................        8,600         636,400
Gilead Sciences, Inc. (a) .................        7,500         436,425
Johnson & Johnson .........................       19,000         950,000


SEE NOTES TO FINANCIAL STATEMENTS     F-74

YOUR FUND'S INVESTMENTS

JUNE 30, 2001

                                                               MARKET
DESCRIPTION                                      SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Merck & Co., Inc. ......................          18,200     $ 1,163,162
Pfizer, Inc. ...........................         114,950       4,603,747
Pharmacia Corp. ........................          26,218       1,204,717
Schering-Plough Corp. ..................           6,300         228,312
                                                             -----------
                                                              13,495,927
                                                             -----------
TOTAL HEALTH CARE ......................                      17,310,101
                                                             -----------
INDUSTRIALS 19.6%
AEROSPACE & DEFENSE 6.1%
General Dynamics Corp. .................          30,200       2,349,862
United Technologies Corp. ..............          47,400       3,472,524
                                                             -----------
                                                               5,822,386
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES 0.4%
Concord EFS, Inc. (a) ..................           2,800         145,628
First Data Corp. .......................           3,300         212,025
                                                             -----------
                                                                 357,653
                                                             -----------
INDUSTRIAL CONGLOMERATES 13.1%
General Electric Co. ...................         117,700       5,737,875
Tyco International Ltd. ................         124,700       6,796,150
                                                             -----------
                                                              12,534,025
                                                             -----------
TOTAL INDUSTRIALS ......................                      18,714,064
                                                             -----------
INFORMATION TECHNOLOGY 24.2%
COMMUNICATIONS EQUIPMENT 4.9%
American Tower Corp. 'A' (a) ...........          48,500       1,002,495
Brocade Communications Systems, Inc. (a)           5,500         241,945
Cisco Systems, Inc. (a) ................          95,700       1,741,740
Crown Castle International Corp. (a) ...          36,400         596,960
JDS Uniphase Corp. (a) .................          16,700         208,750
Lucent Technologies, Inc. ..............          26,700         165,540
McDATA Corp. 'A' (a) ...................           7,813         137,118
Nokia Oyj ADR ..........................          13,000         286,520
QUALCOMM, Inc. (a) .....................           5,500         321,640
                                                             -----------
                                                               4,702,708
                                                             -----------
COMPUTERS & PERIPHERALS 5.0%
Compaq Computer Corp. ..................          27,600         427,524
Dell Computer Corp. (a) ................           6,500         169,975
EMC Corp. (a) ..........................          32,600         947,030
International Business Machines Corp. ..          21,700       2,452,100
Seagate Technology, Inc. (a) ...........          15,200              -0-
StorageNetworks, Inc. (a) ..............           9,800         166,502
Sun Microsystems, Inc. (a) .............          35,100         551,772
                                                             -----------
                                                               4,714,903
                                                             -----------


                                      F-75     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              MARKET
DESCRIPTION                                      SHARES        VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Jabil Circuit, Inc. (a) ...................        9,900     $  305,514
Sanmina Corp. (a)  ........................        8,500        198,985
                                                             ----------
                                                                504,499
                                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 6.2%
Altera Corp. (a)  .........................        9,300        269,700
Applied Materials, Inc. (a) ...............        9,000        441,900
Intel Corp. ...............................      103,400      3,024,450
Maxim Integrated Products, Inc. (a) .......        3,600        159,156
Micron Technology, Inc. (a)  ..............        4,800        197,280
QLogic Corp. (a)  .........................        6,000        386,700
Texas Instruments, Inc. ...................       35,800      1,127,700
Xilinx, Inc. (a) ..........................        6,800        280,432
                                                             ----------
                                                              5,887,318
                                                             ----------
SOFTWARE 7.6%
Intuit, Inc. (a)  .........................       15,800        631,842
Mercury Interactive Corp. (a) .............        7,200        431,280
Microsoft Corp. (a) .......................       51,300      3,744,900
Oracle Corp. (a) ..........................       63,700      1,210,300
Siebel Systems, Inc. (a)  .................        6,000        281,400
VERITAS Software Corp. (a) ................       13,586        903,877
                                                             ----------
                                                              7,203,599
                                                             ----------
TOTAL INFORMATION TECHNOLOGY ..............                  23,013,027
                                                             ----------
TELECOMMUNICATION SERVICES 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
Qwest Communications International, Inc. ..       18,100        576,847
SBC Communications, Inc. ..................       20,200        809,212
Verizon Communications, Inc. ..............       25,934      1,387,469
WorldCom, Inc. (a) ........................       40,700        577,940
                                                             ----------
                                                              3,351,468
                                                             ----------
UTILITIES 0.2%
ELECTRIC UTILITIES 0.2%
Calpine Corp. (a) .........................        5,300        200,340
                                                             ----------
TOTAL LONG-TERM INVESTMENTS 97.3%
(Cost $88,770,159) ........................                  92,691,613
                                                             ----------


SEE NOTES TO FINANCIAL STATEMENTS     F-76

YOUR FUND'S INVESTMENTS
JUNE 30, 2001


                                                  PAR          MARKET
DESCRIPTION                                      VALUE          VALUE
SHORT-TERM INVESTMENT 2.7%
REPURCHASE AGREEMENT 2.7%
J.P. Morgan Securities Inc. 3.55%,
dated 6/29/01, due 7/2/01, to be
repurchased at $2,569,760, collateralized
by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued at $2,623,326
  (Cost $2,569,000)                            $2,569,000    $ 2,569,000
                                                             -----------

TOTAL INVESTMENTS 100.0%
  (Cost $91,339,159)                                          95,260,613

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%                       (15,353)
                                                             -----------

NET ASSETS 100%                                              $95,245,260
                                                             ===========

(A) NON-INCOME PRODUCING SECURITY

ADR AMERICAN DEPOSITARY RECEIPT


                                      F-77     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $91,339,159) ...............................    $ 95,260,613
Receivable for:
  Investments Sold ....................................................       1,991,369
  Fund Shares Sold ....................................................         196,497
  Dividends ...........................................................          21,490
  Interest ............................................................             528
  Deferred Organizational Costs .......................................           2,256
  Other ...............................................................          21,991
                                                                           ------------
    Total Assets ......................................................      97,494,744
                                                                           ------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       1,995,298
  Distribution (12b-1) and Service Fees ...............................          78,214
  Fund Shares Redeemed ................................................          45,087
  Directors' Fees and Expenses ........................................          24,882
  Professional Fees ...................................................          21,429
  Administrative Fees .................................................          20,923
  Investment Advisory Fees ............................................          19,780
  Shareholder Reporting Expenses ......................................          18,757
  Bank Overdraft ......................................................          12,328
  Transfer Agent Fees .................................................           8,706
  Custody Fees ........................................................           4,080
                                                                           ------------
  Total Liabilities ...................................................       2,249,484
                                                                           ------------
NET ASSETS ............................................................    $ 95,245,260
                                                                           ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)    $      8,980
Paid in Capital in Excess of Par ......................................     109,555,447
Net Unrealized Appreciation on Investments ............................       3,921,454
Accumulated Net Investment Loss .......................................         (24,225)
Accumulated Distributions in Excess of Net Realized Gain ..............     (18,216,396)
                                                                           ------------
NET ASSETS ............................................................    $ 95,245,260
                                                                           ============
Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $38,251,475 and 3,555,191 Shares Outstanding) ....................    $      10.76
                                                                           ============
  Maximum Sales Charge ................................................            5.75%
  Maximum Offering Price Per Share (Net Asset Value
  Per Share x 100/(100% - maximum sales charge)) ......................    $      11.42
                                                                           ============
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $43,411,321 and 4,131,132 Shares Outstanding)* ...................    $      10.51
                                                                           ============
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $13,582,464 and 1,293,339 Shares Outstanding)* ...................    $      10.50
                                                                           ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     F-78

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................    $    679,852
Interest ..............................................................         156,186
                                                                           ------------
    Total Income ......................................................         836,038
                                                                           ------------
EXPENSES:
Investment Advisory Fees ..............................................         836,105
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $102,306, $485,480 and $156,626, respectively) ...................         744,412
Administrative Fees ...................................................         265,697
Shareholder Reports ...................................................          61,322
Transfer Agent Fees ...................................................          50,967
Custody Fees ..........................................................          45,667
Professional Fees .....................................................          45,606
Filing and Registration Fees ..........................................          43,641
Directors' Fees and Expenses ..........................................           8,579
Amortization of Organizational Costs ..................................           1,183
Other .................................................................           5,371
                                                                           ------------
    Total Expenses ....................................................       2,108,550
                                                                           ------------
    Less Expense Reductions ...........................................         (82,131)
                                                                           ------------
    Net Expenses ......................................................       2,026,419
                                                                           ------------
NET INVESTMENT LOSS ...................................................    $ (1,190,381)
                                                                           ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................    $(17,794,397)
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................      18,121,023
  End of the Period:
  Investments .........................................................       3,921,454
                                                                           ------------
Net Unrealized Depreciation During the Period .........................     (14,199,569)
                                                                           ------------
NET REALIZED AND UNREALIZED LOSS ......................................    $(31,993,966)
                                                                           ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................    $(33,184,347)
                                                                           ============


                                      F-79     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001     JUNE 30, 2000
                                                         -------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $ (1,190,381)   $    (907,071)
Net Realized Gain/Loss ................................    (17,794,397)       8,312,381
Net Unrealized Appreciation/Depreciation
  During the Period .....................................  (14,199,569)       8,946,358
                                                          ------------    -------------
Net Increase/Decrease in Net Assets
  Resulting from Operations .............................  (33,184,347)      16,351,668
                                                          ------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................             -0-        (773,283)
Class B ...............................................             -0-      (1,057,330)
Class C ...............................................             -0-        (336,667)
In Excess of Net Realized Gain:
Class A ...............................................     (2,278,553)              -0-
Class B ...............................................     (2,681,721)              -0-
Class C ...............................................       (890,951)              -0-
                                                          ------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (5,851,225)      (2,167,280)
                                                          ------------    -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................     43,953,193       61,360,897
Distributions Reinvested ..............................      5,275,039        1,959,132
Redeemed ..............................................    (22,983,623)     (18,066,080)
                                                          ------------    -------------
Net Increase in Net Assets Resulting
  from Capital Share Transactions .....................     26,244,609       45,253,949
                                                          ------------    -------------
Total Increase/Decrease in Net Assets .................    (12,790,963)      59,438,337
NET ASSETS--Beginning of Period .......................    108,036,223       48,597,886
                                                          ------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(24,225)
  and $(23,846), respectively) ........................   $ 95,245,260    $ 108,036,223
                                                          =============   ==============


SEE NOTES TO FINANCIAL STATEMENTS     F-80

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         --------------------------------
                                                                              MAY 29, 1998*
CLASS A SHARES                              2001#       2000#      1999#    TO JUNE 30, 1998
                                         --------------------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.42     $ 12.54     $ 10.29       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.09)      (0.11)      (0.06)          -0-
  Net Realized and Unrealized
    Gain/Loss ........................      (3.85)       3.47        2.31         0.29
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.94)       3.36        2.25         0.29
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.76     $ 15.42     $ 12.54       $10.29
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.15%      27.26%      21.90%        2.90%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 38,252     $41,625     $17,185       $2,057
Ratio of Expenses to Average
  Net Assets .........................       1.50%       1.50%       1.50%        1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............      (0.68)%     (0.77)%     (0.57)%       0.51%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       1.58%       1.69%       1.98%        4.06%
  Net Investment Income/Loss to
    Average Net Assets ...............      (0.76)%     (0.96)%     (1.05)%      (2.05)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      F-81     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                         --------------------------------       MAY 29, 1998*
CLASS B SHARES                              2001#       2000#      1999#       TO JUNE 30, 1998
                                         --------------------------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.19     $ 12.45     $ 10.28       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.18)      (0.21)      (0.14)          -0-
  Net Realized and Unrealized
    Gain/Loss ........................      (3.78)       3.43        2.31         0.28
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.96)       3.22        2.17         0.28
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.51     $ 15.19     $ 12.45       $10.28
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.70%      26.32%      21.14%        2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 43,411     $49,214     $23,978       $1,543
Ratio of Expenses to Average
  Net Assets .........................       2.25%       2.25%       2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............      (1.43)%     (1.52)%     (1.34)%      (0.25)%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       2.33%       2.44%       2.72%        4.81%
  Net Investment Income/Loss to
    Average Net Assets ...............      (1.51)%     (1.71)%     (1.81)%      (2.81)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     F-82

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                         --------------------------------       MAY 29, 1998*
CLASS C SHARES                              2001#       2000#      1999#       TO JUNE 30, 1998
                                         --------------------------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  15.18     $ 12.44     $ 10.28       $10.00
                                         --------     -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ................      (0.18)      (0.21)      (0.14)          -0-
  Net Realized and Unrealized
   Gain/Loss .........................      (3.78)       3.43        2.30         0.28
                                         --------     -------     -------       ------
Total From Investment Operations .....      (3.96)       3.22        2.16         0.28
                                         --------     -------     -------       ------
DISTRIBUTIONS
  Net Realized Gain ..................         -0-      (0.48)         -0-+         -0-
  In Excess of Net Realized Gain .....      (0.72)         -0-         -0-          -0-
                                         --------     -------     -------       ------
Total Distributions ..................      (0.72)      (0.48)         -0-+         -0-
                                         --------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD .......   $  10.50     $ 15.18     $ 12.44       $10.28
                                         ========     =======     =======       ======
Total Return (1) .....................     -26.72%      26.34%      21.04%        2.80%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $ 13,582     $17,197     $ 7,435       $1,543
Ratio of Expenses to Average
  Net Assets .........................       2.25%       2.25%       2.25%        2.25%
Ratio of Net Investment Loss to
  Average Net Assets .................      (1.43)%     (1.52)%     (1.32)%      (0.25)%
Portfolio Turnover Rate ..............         71%         73%        126%          19%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Loss ..................   $   0.01     $  0.03     $  0.05       $ 0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       2.33%       2.44%       2.75%        4.81%
  Net Investment Income/Loss to
    Average Net Assets ...............      (1.51)%     (1.71)%    (1.81)%       (2.81)%
-----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                      F-83     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,408,255, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $95,293,551, the aggregate gross unrealized appreciation is $8,661,381 and the aggregate gross unrealized depreciation is $8,694,319, resulting in net unrealized depreciation on long- and short-term investments of $32,938.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,188,819 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to expenses which are not deductible for tax purposes totaling $1,183 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a return of capital totaling $729 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser")(a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as follows:

AVERAGE DAILY NET ASSETS                         % PER ANNUM
First $500 million ............................     0.80%
Next $500 million .............................     0.75%
Over $1 billion ...............................     0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                            CLASS A          AND CLASS C
                         MAX. OPERATING    MAX. OPERATING
                         EXPENSE RATIO       EXPENSE RATIO
                              1.50%             2.25%

      For the period ended June 30, 2001, the Adviser voluntarily waived $82,131 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $2,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

ended June 30, 2001, the Fund recognized expenses of $20,200, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $51,000. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $21,991 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,300 as brokerage commissions with Morgan Stanley DW Inc, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

      The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                             SALES CHARGE
YEAR OF REDEMPTION ...............................      CLASS B        CLASS C
First ............................................       5.00%          1.00%
Second ...........................................       4.00%          None
Third ............................................       3.00%          None
Fourth ...........................................       2.50%          None
Fifth ............................................       1.50%          None
Thereafter .......................................       None           None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $161,900 and CDSC on redeemed shares of Classes B and C of approximately $63,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                       YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2001   JUNE 30, 2000
                                                     -------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed ...................................     1,455,465        1,789,258
    Distributions Reinvested .....................       173,724           52,968
    Redeemed .....................................      (773,622)        (512,671)
                                                    ------------     ------------
  Net Increase in Class A Shares Outstanding .....       855,567        1,329,555
                                                    ============     ============
  Dollars:
    Subscribed ...................................  $ 19,107,854     $ 25,853,358
    Distributions Reinvested .....................     2,155,917          724,074
    Redeemed .....................................    (9,646,058)      (7,382,190)
                                                    ------------     ------------
  Net Increase ...................................  $ 11,617,713     $ 19,195,242
                                                    ============     ============
  Ending Paid in Capital .........................  $ 44,621,767+    $ 33,016,419+
                                                    ============     ============
CLASS B:
  Shares:
    Subscribed ...................................     1,605,890        1,879,249
    Distributions Reinvested .....................       191,835           70,232
    Redeemed .....................................      (906,514)        (635,631)
                                                    ------------     ------------
    Net Increase in Class B Shares Outstanding ...       891,211        1,313,850
                                                    ============     ============
Dollars:
    Subscribed ...................................  $ 20,706,443     $ 26,489,423
    Distributions Reinvested .....................     2,340,359          949,535
    Redeemed .....................................   (10,701,028)      (8,938,128)
                                                    ------------     ------------
 Net Increase ....................................  $ 12,345,774     $ 18,500,830
                                                    ============     ============
  Ending Paid in Capital .........................  $ 50,319,223+    $ 37,988,069+
                                                    ============     ============
CLASS C:
  Shares:
    Subscribed ...................................       312,329          640,134
    Distributions Reinvested .....................        64,043           21,372
    Redeemed .....................................      (216,136)        (125,973)
                                                    ------------     ------------
  Net Increase in Class C Shares Outstanding .....       160,236          535,533
                                                    ============     ============
  Dollars:
    Subscribed ...................................  $  4,138,896     $  9,018,116
    Distributions Reinvested .....................       778,763          285,523
    Redeemed .....................................    (2,636,537)      (1,745,762)
                                                    ------------     ------------
    Net Increase .................................  $  2,281,122     $  7,557,877
                                                    ============     ============
  Ending Paid in Capital .........................  $ 15,814,168+    $ 13,538,155+
                                                    ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Fund made purchases of $92,670,306 and sales of $72,690,454 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $434,700 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $34,300.

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen European Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
COMMON STOCKS 86.4%
DENMARK 1.6%
Danisco A/S .............................................    4,747   $   173,915
Tele Danmark A/S ........................................    1,829        65,968
                                                                     -----------
                                                                         239,883
                                                                     -----------

FINLAND 1.9%
Metso Oyj ...............................................    8,156        90,448
Sampo Oyj 'A' ...........................................   11,266        95,849
Stora Enso Oyj ..........................................    8,348        90,457
                                                                     -----------
                                                                         276,754
                                                                     -----------

FRANCE 11.4%
Assurances Generales de France ..........................      905        50,334
Aventis S.A .............................................    6,744       538,369
Axa (a) .................................................    7,837       223,247
CNP Assurances ..........................................    2,930        98,818
Compagnie de Saint Gobain ...............................      714        97,012
Groupe Danone ...........................................    1,657       227,382
Pernod-Ricard S.A. ......................................      984        68,972
Schneider Electric S.A. .................................    1,011        55,888
TotalFinaElf S.A. 'B' ...................................    2,266       317,283
                                                                     -----------
                                                                       1,677,305
                                                                     -----------

GERMANY 5.7%
Bayer AG ................................................    5,219       203,234
Bayerische Hypo-und Vereinsbank AG ......................    1,155        56,417
Deutsche Post AG (Registered) ...........................   15,423       244,153
Deutsche Telekom AG (Registered) ........................    7,187       162,203
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) ..........................................      615       172,587
                                                                     -----------
                                                                         838,594
                                                                     -----------


                                      F-92     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
ITALY 4.0%
ENI S.p.A ...............................................   11,594   $   141,328
IntesaBCI S.p.A .........................................   43,556       153,757
Telecom Italia Mobile S.p.A .............................   15,285        77,896
Telecom Italia S.p.A ....................................   12,799       114,850
UniCredito Italiano S.p.A ...............................   23,827       102,265
                                                                     -----------
                                                                         590,096
                                                                     -----------

NETHERLANDS 6.7%
Akzo Nobel N.V. .........................................    5,063       214,303
Buhrmann N.V. ...........................................    6,754        63,694
CSM N.V. ................................................    3,836        80,047
ING Groep N.V. ..........................................    4,045       264,354
Koninklijke (Royal) Philips Electronics N.V. ............    6,919       183,391
Koninklijke Ahold N.V. ..................................    4,530       141,890
Royal Dutch Petroleum Co. ...............................      672        38,672
                                                                     -----------
                                                                         986,351
                                                                     -----------

NORWAY 0.6%
Statoil ASA (a) .........................................   11,156        82,466
                                                                     -----------

PORTUGAL 0.8%
Banco Comercial Portugues S.A. (Registered) (a) .........   16,135        60,100
Electricidade de Portugal S.A. ..........................   24,656        58,860
                                                                     -----------
                                                                         118,960
                                                                     -----------

SPAIN 3.0%
Amadeus Global Travel Distribution S.A. 'A' .............   13,120        79,413
Banco Popular Espanol S.A. ..............................    3,284       114,788
Endesa S.A. .............................................    4,507        71,882
Repsol YPF S.A. .........................................    2,129        35,145
Telefonica S.A. .........................................   11,851       146,072
                                                                     -----------
                                                                         447,300
                                                                     -----------

SWEDEN 3.4%
ForeningsSparbanken AB 'A' ..............................    7,805        90,417
Nordea AB ...............................................   29,330       167,190
Svenska Cellulosa AB 'B' ................................    2,421        51,307
Svenska Handelsbanken 'A' ...............................    9,933       142,010
Swedish Match AB ........................................    8,908        41,769
                                                                     -----------
                                                                         492,693
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-93

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
SWITZERLAND 10.1%
Cie Financiere Richemont AG 'A' .........................       69   $   176,598
Holcim Ltd. 'B' (a) .....................................      802       163,318
Nestle S.A. (Registered) (a) ............................    2,205       468,653
Novartis AG (a) .........................................    6,221       225,158
Roche Holding AG (a) ....................................      730        52,599
Schindler Holding AG (Registered) .......................       60        66,767
Swiss Re (Registered) ...................................       20        39,971
Syngenta AG (a) .........................................    2,711       142,541
UBS AG (Registered) .....................................      584        83,670
Zurich Financial Services AG ............................      161        54,912
                                                                     -----------
                                                                       1,474,187
                                                                     -----------

UNITED KINGDOM 37.2%
Allied Domecq plc .......................................   52,555       328,062
AstraZeneca plc .........................................    2,036        94,993
BAA plc .................................................    7,534        70,026
BAE Systems plc .........................................   38,331       183,806
Barclays plc ............................................    4,259       130,755
Blue Circle Industries plc ..............................   10,319        71,535
BOC Group plc ...........................................   10,763       157,637
BP plc ..................................................    7,309        60,164
British American Tobacco plc ............................   21,455       163,160
British Telecommunications plc ..........................    9,076        57,134
Cadbury Schweppes plc ...................................   50,075       338,144
Centrica plc ............................................   23,573        75,442
Diageo plc ..............................................   15,594       171,295
GKN plc .................................................    9,953        95,594
GlaxoSmithKline plc .....................................   12,527       352,834
Great Universal Stores plc ..............................   16,174       138,602
HSBC Holdings plc .......................................    3,686        43,734
Imperial Tobacco Group plc ..............................   17,560       206,492
Innogy Holdings plc .....................................      100           307
Lattice Group plc .......................................   36,547        81,707
Lloyds TSB Group plc ....................................   18,566       186,031
Prudential plc ..........................................   14,594       176,958
Reckitt Benckiser plc ...................................   12,106       174,750
Rentokil Initial plc ....................................   63,319       214,904
Rolls-Royce plc .........................................   41,743       137,854
Sainsbury (J) plc (Registered) ..........................   26,613       166,125
Scottish & Southern Energy plc ..........................   16,128       152,177
Shell Transport & Trading Co. plc (Registered) ..........   54,901       456,941


                                      F-94     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                 SHARES      VALUE
UNITED KINGDOM (CONTINUED)
Smiths Group plc ........................................   11,103   $   128,999
SSL International plc ...................................   23,914       168,389
Vodafone Group plc ......................................  171,222       379,781
Wolseley plc ............................................    9,900        74,033
WPP Group plc ...........................................   21,340       210,371
                                                                     -----------
                                                                       5,448,736
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $11,995,034) ...........................................    12,673,325
                                                                     -----------

PREFERRED STOCKS 2.7%
GERMANY 2.7%
Fresenius AG ............................................    2,547       240,411
Henkel KGAA .............................................    2,578       149,494
                                                                     -----------

TOTAL PREFERRED STOCKS
    (Cost $381,536) ..............................................       389,905
                                                                     -----------

TOTAL LONG-TERM INVESTMENTS 89.1%
    (Cost $12,376,570) ...........................................    13,063,230
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS     F-95

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT 2.2%
REPURCHASE AGREEMENT 2.2%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $328,097, collateralized
by U.S. Treasury Inflation Notes 3.625%, due
1/15/08, valued at $335,740
    (Cost $328,000) ...................................     $328,000    $   328,000
                                                                        -----------

TOTAL INVESTMENTS IN SECURITIES 91.3%
    (Cost $12,704,570) ................................                  13,391,230
                                                                        -----------

FOREIGN CURRENCY 0.1%
    (Cost $14,082) ....................................                      13,891
                                                                        -----------

TOTAL INVESTMENTS 91.4%
    (Cost $12,718,652) ................................                  13,405,121

OTHER ASSETS IN EXCESS OF LIABILITIES 8.6% ............                   1,254,580
                                                                        -----------

NET ASSETS 100% .......................................                 $14,659,701
                                                                        ===========

(A) NON-INCOME PRODUCING SECURITY

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET           PERCENT OF
INDUSTRY                                                 VALUE            NET ASSETS
Consumer Staples ............................         $ 2,750,658            18.8%
Financials ..................................           2,508,165            17.1
Health Care .................................           1,672,752            11.4
Industrials .................................           1,432,963             9.8
Materials ...................................           1,243,826             8.5
Energy ......................................           1,132,306             7.7
Telecommunication Services ..................           1,003,904             6.8
Consumer Discretionary ......................             878,589             6.0
Utilities ...................................             440,067             3.0
                                                      -----------            ----
                                                      $13,063,230            89.1%
                                                      ===========            ====


                                      F-96     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $12,704,570) .........................   $13,391,230
Foreign Currency (Cost $14,082) ................................................        13,891
Cash ...........................................................................        77,836
Receivable for:
  Investments Sold .............................................................       733,065
  Fund Shares Sold .............................................................       478,565
  Dividends ....................................................................        25,309
  Foreign Withholding Tax Reclaim ..............................................        10,551
  Interest .....................................................................            68
Other ..........................................................................        19,658
                                                                                   -----------
    Total Assets ...............................................................    14,750,173
                                                                                   -----------
LIABILITIES:
Payable for:
  Fund Shares Redeemed .........................................................        21,489
  Directors' Fees and Expenses .................................................        18,391
  Distribution (12b-1) and Service Fees ........................................        16,787
  Professional Fees ............................................................        14,797
  Advisory Expense .............................................................        11,477
  Administrative Fees ..........................................................         4,303
  Transfer Agent Fees ..........................................................         2,103
  Custody Fees .................................................................           531
  Shareholder Reporting Expenses ...............................................           461
Other ..........................................................................           133
                                                                                   -----------
    Total Liabilities ..........................................................        90,472
                                                                                   -----------
NET ASSETS .....................................................................   $14,659,701
                                                                                   ===========
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ........   $     1,401
Paid in Capital in Excess of Par ...............................................    14,888,467
Net Unrealized Appreciation on Investments and Foreign Currency Translations ...       675,200
Accumulated Net Investment Income ..............................................       100,504
Accumulated Distributions in Excess of Net Realized Gain .......................    (1,005,871)
                                                                                   -----------
NET ASSETS .....................................................................   $14,659,701
                                                                                   ===========
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $7,576,798 and 723,815 Shares Outstanding) ..............................   $     10.47
                                                                                   ===========
    Maximum Sales Charge .......................................................          5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .............................   $     11.11
                                                                                   ===========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $5,083,722 and 485,565 Shares Outstanding)* .............................   $     10.47
                                                                                   ===========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $1,999,181 and 192,005 Shares Outstanding)* .............................   $     10.41
                                                                                   ===========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     F-97

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $   382,334
Interest ..................................................................        35,810
Less Foreign Taxes Withheld ...............................................       (41,230)
                                                                              -----------
    Total Income ..........................................................       376,914
                                                                              -----------
EXPENSES:
Investment Advisory Fees ..................................................       149,209
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $15,863, $49,256 and $21,295, respectively) ..........................        86,414
Custody Fees ..............................................................        42,951
Administrative Fees .......................................................        41,867
Professional Fees .........................................................        30,412
Shareholder Reports .......................................................        26,237
Filing and Registration Fees ..............................................        22,476
Directors' Fees and Expenses ..............................................        14,943
Transfer Agent Fees .......................................................         6,200
Other .....................................................................         4,204
                                                                              -----------
  Total Expenses ..........................................................       424,913
  Less Expense Reductions .................................................      (121,529)
                                                                              -----------
  Net Expenses ............................................................       303,384
                                                                              -----------
NET INVESTMENT INCOME .....................................................   $    73,530
                                                                              ===========
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $  (956,356)
Foreign Currency Transactions .............................................         3,969
                                                                              -----------
Net Realized Loss .........................................................      (952,387)
                                                                              -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     1,073,653
  End of the Period:
    Investments ...........................................................       686,660
    Foreign Currency Translations .........................................       (11,460)
                                                                              -----------
                                                                                  675,200
                                                                              -----------
Net Unrealized Depreciation During the Period .............................      (398,453)
                                                                              -----------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(1,350,840)
                                                                              ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(1,277,310)
                                                                              ===========


                                      F-98     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2001   JUNE 30, 2000
                                                              -------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................   $     73,530    $     60,149
Net Realized Gain/Loss ....................................       (952,387)        378,495
Net Unrealized Appreciation/Depreciation
   During the Period ......................................       (398,453)        905,460
                                                              ------------    ------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ........................................     (1,277,310)      1,344,104
                                                              ------------    ------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...................................................        (65,017)        (50,832)
Class B ...................................................        (15,072)        (18,315)
Class C ...................................................         (5,685)         (8,828)
                                                              ------------    ------------
                                                                   (85,774)        (77,975)
                                                              ------------    ------------
Net Realized Gain:
Class A ...................................................             -0-        (35,198)
Class B ...................................................             -0-        (30,836)
Class C ...................................................             -0-        (14,787)

In Excess of Net Realized Gain:
Class A ...................................................       (152,755)             -0-
Class B ...................................................       (142,168)             -0-
Class C ...................................................        (53,136)             -0-
                                                              ------------    ------------
                                                                  (348,059)        (80,821)
                                                              ------------    ------------
Net Decrease in Net Assets Resulting from Distributions ...       (433,833)       (158,796)
                                                              ------------    ------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ................................................     15,742,342      10,836,506
Distributions Reinvested ..................................        321,507          97,499
Redeemed ..................................................    (15,544,862)     (2,826,056)
                                                              ------------    ------------
Net Increase in Net Assets Resulting from
Capital Share Transactions ................................        518,987       8,107,949
                                                              ------------    ------------
Total Increase/Decrease in Net Assets .....................     (1,192,156)      9,293,257
NET ASSETS--Beginning of Period ...........................     15,851,857       6,558,600
                                                              ------------    ------------
NET ASSETS--End of Period (Including accumulated net
   investment income of $100,504 and $74,394,
   respectively) ..........................................   $ 14,659,701    $ 15,851,857
                                                              ============    ============


SEE NOTES TO FINANCIAL STATEMENTS     F-99

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS A SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.79     $10.65              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.10       0.11                0.13
  Net Realized and Unrealized Gain/Loss .....    (1.04)      1.27                0.54
                                                ------     ------              ------
Total From Investment Operations ............    (0.94)      1.38                0.67
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.11)     (0.14)              (0.02)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.38)     (0.24)              (0.02)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.47     $11.79              $10.65
                                                ======     ======              ======
Total Return (1) ............................    -8.14%     13.15%               6.75%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $7,577     $6,649              $2,020
Ratio of Expenses to Average Net Assets .....     1.70%      1.70%               1.70%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.89%      0.99%               1.64%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income .......................   $ 0.09     $ 0.23              $ 0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     2.50%      3.80%               6.20%
  Net Investment Income/Loss to
    Average Net Assets ......................     0.09%     (1.11)%             (2.87)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                     F-100     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS B SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.76     $10.62              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.02       0.04                0.08
  Net Realized and Unrealized Gain/Loss .....    (1.01)      1.26                0.55
                                                ------     ------              ------
Total From Investment Operations ............    (0.99)      1.30                0.63
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.03)     (0.06)              (0.01)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.30)     (0.16)              (0.01)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.47     $11.76              $10.62
                                                ======     ======              ======
Total Return (1) ............................    -8.67%     12.37%               6.26%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $5,084     $7,177              $3,082
Ratio of Expenses to Average Net Assets .....     2.25%      2.45%               2.45%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.22%      0.45%               0.96%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ..................   $ 0.09     $ 0.23              $ 0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     3.10%      4.55%               6.61%
  Net Investment Income/Loss to
    Average Net Assets ......................    (0.63)%    (1.65)%             (3.20)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     F-101

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                               -------------------      SEPTEMBER 25, 1998*
CLASS C SHARES                                   2001#      2000#        TO JUNE 30, 1999#
                                                ------     ------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $11.72     $10.59              $10.00
                                                ------     ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................     0.01       0.01                0.07
  Net Realized and Unrealized Gain/Loss .....    (1.02)      1.28                0.53
                                                ------     ------              ------
Total From Investment Operations ............    (1.01)      1.29                0.60
                                                ------     ------              ------
DISTRIBUTIONS
  Net Investment Income .....................    (0.03)     (0.06)              (0.01)
  Net Realized Gain .........................       -0-     (0.10)                 -0-
  In Excess of Net Realized Gain ............    (0.27)        -0-                 -0-
                                                ------     ------              ------
Total Distributions .........................    (0.30)     (0.16)              (0.01)
                                                ------     ------              ------
NET ASSET VALUE, END OF PERIOD ..............   $10.41     $11.72              $10.59
                                                ======     ======              ======
Total Return (1) ............................    -8.79%     12.37%               5.96%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...........   $1,999     $2,026              $1,457
Ratio of Expenses to Average Net Assets .....     2.45%      2.45%               2.45%
Ratio of Net Investment Income to Average
  Net Assets ................................     0.08%      0.01%               0.81%
Portfolio Turnover Rate .....................       63%        49%                 51%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ..................   $ 0.09     $ 0.24              $ 0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ............     3.25%      4.55%               7.33%
  Net Investment Income/Loss to
    Average Net Assets ......................    (0.72)%    (2.09)%             (4.13)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                     F-102     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $137,107, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $13,218,768, the aggregate gross unrealized appreciation is $983,764 and the aggregate gross unrealized depreciation is $811,302, resulting in net unrealized appreciation on long- and short-term investments of $172,462.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to expenses which are not deductible for tax purposes totaling $34,385 has been reclassified from paid in capital in excess of par to accumulated net investment income. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $3,969 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

      Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $500 million                                           1.00%
Next $500 million                                            0.95%
Over $1 billion                                              0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                     CLASS B
                  CLASS A                          AND CLASS C
              MAX. OPERATING                     MAX. OPERATING
               EXPENSE RATIO                      EXPENSE RATIO
                   1.70%                              2.45%

      For the period ended June 30, 2001, the Adviser voluntarily waived $121,529 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of $15,500, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      At June 30, 2001, Van Kampen Funds, Inc. owned approximately 10%, 15%, and 37% of the shares outstanding of each Class A, B, and C shares in the Fund.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $6,200. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $19,601 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

      For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                            CONTINGENT DEFERRED SALES
                                                           CHARGE ON ASSETS SUBJECT TO
                                                                  SALES CHARGE
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.............................................             5.00%         1.00%
Second............................................             4.00%         None
Third.............................................             3.00%         None
Fourth............................................             2.50%         None
Fifth.............................................             1.50%         None
Thereafter........................................             None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,500 and CDSC on redeemed shares of Classes B and C of approximately $7,700. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                               YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2001    JUNE 30, 2000
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      1,193,490          498,680
     Distributions Reinvested ............................         15,596            5,381
     Redeemed ............................................     (1,049,244)        (129,831)
                                                             ------------     ------------
   Net Increase in Class A Shares Outstanding ............        159,842          374,230
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $ 12,745,647     $  5,479,269
     Distributions Reinvested ............................        173,738           59,192
     Redeemed ............................................    (11,240,047)      (1,424,127)
                                                             ------------     ------------
   Net Increase ..........................................   $  1,679,338     $  4,114,334
                                                             ============     ============
   Beginning Paid in Capital .............................   $  6,043,378     $  1,942,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  7,722,716+    $  6,043,378
                                                             ============     ============

CLASS B:
   Shares:
     Subscribed ..........................................        169,733          407,690
     Distributions Reinvested ............................         10,751            2,787
     Redeemed ............................................       (305,071)         (90,497)
                                                             ------------     ------------
   Net Increase/Decrease in Class B Shares Outstanding ...       (124,587)         319,980
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $  1,915,249     $  4,582,733
     Distributions Reinvested ............................        119,978           30,685
     Redeemed ............................................     (3,431,774)      (1,007,931)
                                                             ------------     ------------
   Net Increase/Decrease .................................   $ (1,396,547)    $  3,605,487
                                                             ============     ============
   Beginning Paid in Capital .............................   $  6,575,332     $  2,990,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  5,178,785+    $  6,575,332
                                                             ============     ============

CLASS C:
   Shares:
     Subscribed ..........................................         99,515           70,319
     Distributions Reinvested ............................          2,499              694
     Redeemed ............................................        (82,814)         (35,701)
                                                             ------------     ------------
   Net Increase in Class C Shares Outstanding ............         19,200           35,312
                                                             ============     ============
   Dollars:
     Subscribed ..........................................   $  1,081,446     $    774,504
     Distributions Reinvested ............................         27,791            7,622
     Redeemed ............................................       (873,041)        (393,998)
                                                             ------------     ------------
   Net Increase ..........................................   $    236,196     $    388,128
                                                             ============     ============
   Beginning Paid in Capital .............................   $  1,786,556     $  1,408,000
                                                             ============     ============
   Ending Paid in Capital ................................   $  2,022,752+    $  1,786,556
                                                             ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

    For the period ended June 30, 2001, the Fund made purchases of $9,056,996 and sales of $9,844,490 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $62,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $3,600.

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Focus
Equity Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
COMMON STOCKS 97.5%
CONSUMER DISCRETIONARY 13.6%
MEDIA 8.0%
AOL Time Warner, Inc. (a) .............................  297,200    $ 15,751,600
AT&T Corp. Liberty Media Group 'A' (a) ................1,089,260      19,051,157
                                                                    ------------
                                                                      34,802,757
                                                                    ------------
MULTILINE RETAIL 3.4%
BJ's Wholesale Club, Inc. (a) .........................   90,100       4,798,726
Wal-Mart Stores, Inc. .................................  205,800      10,043,040
                                                                    ------------
                                                                      14,841,766
                                                                    ------------
SPECIALTY RETAIL 2.2%
Home Depot, Inc. ......................................  201,600       9,384,480
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY ...................................      59,029,003
                                                                    ------------
CONSUMER STAPLES 6.0%
BEVERAGES 2.7%
Anheuser-Busch Cos., Inc. .............................  149,100       6,142,920
PepsiCo, Inc. .........................................  121,500       5,370,300
                                                                    ------------
                                                                      11,513,220
                                                                    ------------
FOOD & DRUG RETAILING 1.1%
Safeway, Inc. (a) .....................................   95,000       4,560,000
                                                                    ------------
FOOD PRODUCTS 2.2%
Kraft Foods, Inc (a) ..................................  172,300       5,341,300
Quaker Oats Co. .......................................   48,100       4,389,125
                                                                    ------------
                                                                       9,730,425
                                                                    ------------
TOTAL CONSUMER STAPLES .........................................      25,803,645
                                                                    ------------
FINANCIALS 12.3%
DIVERSIFIED FINANCIALS 9.6%
Citigroup, Inc. .......................................  336,633      17,787,688
Freddie Mac ...........................................  291,900      20,433,000
Goldman Sachs Group, Inc. .............................   40,300       3,457,740
                                                                    ------------
                                                                      41,678,428
                                                                    ------------
INSURANCE 2.7%
American International Group, Inc. ....................  135,600      11,661,600
                                                                    ------------
TOTAL FINANCIALS ...............................................      53,340,028
                                                                    ------------


                                    F-112     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
HEALTH CARE 17.1%
BIOTECHNOLOGY 0.4%
Amgen, Inc. (a) .......................................   31,300    $  1,899,284
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES 0.9%
Medtronic, Inc. .......................................   82,000       3,772,820
                                                                    ------------
PHARMACEUTICALS 15.8%
American Home Products Corp. ..........................  291,700      17,046,948
Bristol-Myers Squibb Co. ..............................  172,600       9,026,980
Merck & Co., Inc. .....................................   98,200       6,275,962
Pfizer, Inc. ..........................................  661,125      26,478,056
Pharmacia Corp. .......................................  214,600       9,860,870
                                                                    ------------
                                                                      68,688,816
                                                                    ------------
TOTAL HEALTH CARE ..............................................      74,360,920
                                                                    ------------
INDUSTRIALS 22.0%
AEROSPACE & DEFENSE 6.3%
General Dynamics Corp. ................................  143,100      11,134,611
United Technologies Corp. .............................  223,700      16,388,262
                                                                    ------------
                                                                      27,522,873
                                                                    ------------
INDUSTRIAL CONGLOMERATES 15.7%
General Electric Co. ..................................  665,100      32,423,625
Tyco International Ltd. ...............................  655,100      35,702,950
                                                                    ------------
                                                                      68,126,575
                                                                    ------------
TOTAL INDUSTRIALS ..............................................      95,649,448
                                                                    ------------
INFORMATION TECHNOLOGY 23.6%
COMMUNICATIONS EQUIPMENT 4.0%
American Tower Corp. 'A' (a) ..........................  224,600       4,642,482
Cisco Systems, Inc. (a) ...............................  539,700       9,822,540
Crown Castle International Corp. (a) ..................  168,000       2,755,200
                                                                    ------------
                                                                      17,220,222
                                                                    ------------
COMPUTERS & PERIPHERALS 5.6%
Compaq Computer Corp. .................................  121,700       1,885,133
EMC Corp. (a) .........................................  209,800       6,094,690
International Business Machines Corp. .................  117,700      13,300,100
Sun Microsystems, Inc. (a) ............................  194,600       3,059,112
                                                                    ------------
                                                                      24,339,035
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Samina Corp. (a) ......................................   58,500       1,369,485
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS    F-113

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                              SHARES        VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS 6.0%
Intel Corp. ...........................................  610,300    $ 17,851,275
Texas Instruments, Inc. ...............................  257,400       8,108,100
                                                                    ------------
                                                                      25,959,375
                                                                    ------------
SOFTWARE 7.7%
Mercury Interactive Corp. (a) .........................   35,400       2,120,460
Microsoft Corp. (a) ...................................  276,200      20,162,600
Oracle System Corp. (a) ...............................  314,200       5,969,800
VERITAS Software Corp. (a) ............................   77,700       5,169,381
                                                                    ------------
                                                                      33,422,241
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY ...................................     102,310,358
                                                                    ------------
TELECOMMUNICATION SERVICES 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
Verizon Communications, Inc. ..........................  185,714       9,935,699
WorldCom, Inc. (a) ....................................  182,500       2,591,500
                                                                    ------------
                                                                      12,527,199
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 97.5%
    (Cost $413,172,158) ........................................     423,020,601
                                                                    ------------

                                                          PAR
                                                         VALUE
SHORT-TERM INVESTMENT 2.5%
REPURCHASE AGREEMENT 2.5%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $10,787,190,
collateralized by U.S. Treasury Inflation Notes
3.625%, due 1/15/08, valued at $11,011,141
    (Cost $10,784,000) ..............................$10,784,000      10,784,000
                                                                    ------------

TOTAL INVESTMENTS 100.0%
    (Cost $423,956,158) ........................................     433,804,601

OTHER ASSETS IN EXCESS OF LIABILITIES 0.0% .....................         208,514
                                                                    ------------

NET ASSETS 100% ................................................    $434,013,115
                                                                    ============

(a)   NON-INCOME PRODUCING SECURITY


                                     F-114     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $423,956,158) .......................................   $ 433,804,601
Cash ...........................................................................           6,391
Receivable for:
  Investments Sold .............................................................       8,014,609
  Fund Shares Sold .............................................................         618,034
  Dividends ....................................................................          67,128
  Interest .....................................................................           2,127
Other ..........................................................................          36,435
                                                                                   -------------
    Total Assets ...............................................................     442,549,325
                                                                                   -------------
LIABILITIES:
Payable for:
  Investments Purchased ........................................................       6,880,735
  Fund Shares Redeemed .........................................................         649,122
  Investment Advisory Fees .....................................................         358,508
  Distribution (12b-1) and Service Fees ........................................         351,519
  Administrative Fees ..........................................................          93,057
  Directors' Fees and Expenses .................................................          81,597
  Transfer Agent Fees ..........................................................          43,210
  Professional Fees ............................................................          36,369
  Shareholder Reporting Expenses ...............................................          31,624
  Custody Fees .................................................................          10,469
                                                                                   -------------
    Total Liabilities ..........................................................       8,536,210
                                                                                   -------------
NET ASSETS .....................................................................   $ 434,013,115
                                                                                   =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ........   $      23,610
Paid in Capital in Excess of Par ...............................................     503,921,225
Net Unrealized Appreciation on Investments .....................................       9,848,443
Accumulated Net Investment Loss ................................................         (81,341)
Accumulated Distributions in Excess of Net Realized Gain .......................     (79,698,822)
                                                                                   -------------
NET ASSETS .....................................................................   $ 434,013,115
                                                                                   =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $155,058,076 and 8,188,908 Shares Outstanding) ..........................   $       18.94
                                                                                   =============
    Maximum Sales Charge .......................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .............................   $       20.10
                                                                                   =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $230,532,316 and 12,744,129 Shares Outstanding)* ........................   $       18.09
                                                                                   =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $48,422,723 and 2,676,577 Shares Outstanding)* ..........................   $       18.09
                                                                                   =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    F-115

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .................................................................   $   3,232,906
Interest ..................................................................         685,393
                                                                              -------------
    Total Income ..........................................................       3,918,299
                                                                              -------------
EXPENSES:
Investment Advisory Fees ..................................................       4,574,984
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $442,129, $2,758,642 and $576,686, respectively) .....................       3,777,457
Administrative Fees .......................................................       1,286,388
Transfer Agent Fees .......................................................         234,939
Shareholder Reports .......................................................         155,491
Professional Fees .........................................................          76,136
Custody Fees ..............................................................          73,060
Filing and Registration Fees ..............................................          45,201
Directors' Fees and Expenses ..............................................          13,760
Amortization of Organizational Costs ......................................           5,447
Other .....................................................................          15,524
                                                                              -------------
    Total Expenses ........................................................      10,258,387
    Less Expense Reductions ...............................................        (116,790)
                                                                              -------------
    Net Expenses ..........................................................      10,141,597
                                                                              -------------
NET INVESTMENT LOSS .......................................................   $  (6,223,298)
                                                                              =============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $ (78,685,766)
                                                                              -------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................      89,103,470
  End of the Period:
    Investments ...........................................................       9,848,443
                                                                              -------------
Net Unrealized Depreciation During the Period .............................     (79,255,027)
                                                                              -------------
NET REALIZED AND UNREALIZED LOSS ..........................................   $(157,940,793)
                                                                              =============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(164,164,091)
                                                                              =============


                                     F-116     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED      YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $  (6,223,298)   $  (4,809,985)
Net Realized Gain/Loss ................................     (78,685,766)      35,176,501
Net Unrealized Appreciation/Depreciation During
  the Period ..........................................     (79,255,027)      50,607,272
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Operations .....................................    (164,164,091)      80,973,788
                                                          -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................              -0-      (5,401,493)
Class B ...............................................              -0-     (12,402,976)
Class C ...............................................              -0-      (2,123,931)
In Excess of Net Realized Gain:
Class A ...............................................      (9,877,603)              -0-
Class B ...............................................     (15,870,831)              -0-
Class C ...............................................      (3,367,615)              -0-
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (29,116,049)     (19,928,400)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................     154,330,615      330,426,602
Distributions Reinvested ..............................      26,430,943       18,264,016
Redeemed ..............................................    (108,525,600)    (131,885,226)
                                                          -------------    -------------
Net Increase in Net Assets Resulting from Capital
  Share Transactions ..................................      72,235,958      216,805,392
                                                          -------------    -------------
Total Increase/Decrease in Net Assets .................    (121,044,182)     277,850,780
NET ASSETS--Beginning of Period .......................     555,057,297      277,206,517
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(81,341)
  and $(34,636), respectively) ........................   $ 434,013,115    $ 555,057,297
                                                          =============    =============


SEE NOTES TO FINANCIAL STATEMENTS    F-117

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS A SHARES                              2001#        2000#       1999#       1998#       1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $  27.17     $  22.98     $ 20.01     $ 16.98     $ 14.40
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............    (0.16)       (0.18)      (0.14)      (0.07)       0.01
  Net Realized and Unrealized Gain/Loss .    (6.81)        5.82        4.70        5.03        3.95
                                          --------     --------     -------     -------     -------
Total From Investment Operations ........    (6.97)        5.64        4.56        4.96        3.96
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income .................       -0-          -0-         -0-         -0-      (0.03)
  Net Realized Gain .....................       -0-       (1.45)      (1.59)      (1.93)      (1.35)
  In Excess of Net Realized Gain ........    (1.26)          -0-         -0-         -0-         -0-
                                          --------     --------     -------     -------     -------
Total Distributions .....................    (1.26)       (1.45)      (1.59)      (1.93)      (1.38)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......... $  18.94     $  27.17     $ 22.98     $ 20.01     $ 16.98
                                          ========     ========     =======     =======     =======
Total Return (1) ........................   -26.45%       25.28%      25.57%      30.93%      28.93%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $155,058     $185,983     $73,829     $64,035     $22,521
Ratio of Expenses to Average Net Assets .     1.50%        1.50%       1.50%       1.50%       1.57%
Ratio of Net Investment Income/Loss
  to Average Net Assets .................    (0.73)%      (0.71)%     (0.73)%     (0.37)%     (0.04)%
Portfolio Turnover Rate .................       80%         106%        282%        308%        241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $   0.01     $   0.02     $  0.02     $  0.04     $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........     1.52%        1.56%       1.61%       1.71%       2.38%
  Net Investment Loss to
    Average Net Assets ..................    (0.75)%      (0.77)%     (0.84)%     (0.59)%     (0.85)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                     F-118     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS B SHARES                              2001#        2000#       1999#       1998#       1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $  26.22     $  22.38    $  19.67    $  16.85     $ 14.38
                                          --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............    (0.32)       (0.36)      (0.28)      (0.21)      (0.02)
  Net Realized and Unrealized Gain/Loss .    (6.55)        5.65        4.58        4.96        3.86
                                          --------     --------     -------     -------     -------
Total From Investment Operations ........    (6.87)        5.29        4.30        4.75        3.84
                                          --------     --------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income .................       -0-          -0-         -0-         -0-      (0.02)
  Net Realized Gain .....................       -0-       (1.45)      (1.59)      (1.93)      (1.35)
  In Excess of Net Realized Gain ........    (1.26)          -0-         -0-         -0-         -0-
                                          --------     --------     -------     -------     -------
Total Distributions .....................    (1.26)       (1.45)      (1.59)      (1.93)      (1.37)
                                          --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD .......... $  18.09     $  26.22    $  22.38    $  19.67     $ 16.85
                                          ========     ========    ========    ========     =======
Total Return (1) ........................   -27.01%       24.42%      24.59%      29.94%      28.01%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $230,532     $307,758    $176,189    $130,497     $34,382
Ratio of Expenses to Average Net Assets .     2.25%        2.25%       2.25%       2.25%       2.32%
Ratio of Net Investment Income/Loss to
  Average Net Assets ....................    (1.48)%      (1.46)%     (1.50)%     (1.11)%     (0.83)%
Portfolio Turnover Rate .................       80%         106%        282%        308%        241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $   0.01     $   0.01    $   0.02     $  0.04     $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........     2.27%        2.31%       2.36%       2.47%       2.88%
  Net Investment Loss to
    Average Net Assets ..................    (1.50)%      (1.52)%     (1.61)%     (1.34)%     (1.43)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     F-119

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------
CLASS C SHARES                             2001#        2000#       1999#       1998#        1997
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... $ 26.21      $ 22.36     $ 19.66     $ 16.83      $ 14.37
                                          -------      -------     -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ............   (0.32)       (0.36)      (0.28)      (0.21)       (0.06)
  Net Realized and Unrealized Gain/Loss .   (6.54)        5.66        4.57        4.97         3.89
                                          -------      -------     -------     -------      -------
Total From Investment Operations ........   (6.86)        5.30        4.29        4.76         3.83
                                          -------      -------     -------     -------      -------
DISTRIBUTIONS
  Net Investment Income .................      -0-          -0-         -0-         -0-       (0.02)
  Net Realized Gain .....................      -0-       (1.45)      (1.59)      (1.93)       (1.35)
  In Excess of Net Realized Gain ........   (1.26)          -0-         -0-         -0-          -0-
                                          -------      -------     -------     -------      -------
Total Distributions .....................   (1.26)       (1.45)      (1.59)      (1.93)       (1.37)
                                          -------      -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD .......... $ 18.09      $ 26.21     $ 22.36     $ 19.66      $ 16.83
                                          =======      =======     =======     =======      =======
Total Return (1) ........................  -26.95%       24.38%      24.67%      29.90%       28.04%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....... $48,423      $61,316     $27,189     $24,872      $ 9,410
Ratio of Expenses to Average Net Assets .    2.25%        2.25%       2.25%       2.25%        2.32%
Ratio of Net Investment Loss to Average
  Net Assets ............................   (1.48)%      (1.46)%     (1.48)%     (1.13)%      (0.77)%
Portfolio Turnover Rate .................      80%         106%        282%        308%         241%
-----------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......... $  0.01      $  0.01     $  0.02     $  0.04      $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ........    2.27%        2.31%       2.36%       2.25%        3.23%
  Net Investment Income/Loss to
    Average Net Assets ..................   (1.50)%      (1.52)%     (1.59)%     (1.35)%      (1.67)%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                    F-120    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ended January 2, 2001.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $7,948,264, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $440,378,654, the aggregate gross unrealized appreciation is $40,158,432 and the aggregate gross unrealized depreciation is $46,732,485, resulting in net unrealized depreciation on long-and short-term investments of $6,574,053.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $6,176,393 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to a return of capital totaling $2,027 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain. A permanent difference related to a correction of prior year amounts totaling $200 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser")(a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million.............................................    0.90%
Next $500 million..............................................    0.85%
Over $1 billion................................................    0.80%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        CLASS B
                     CLASS A                          AND CLASS C
                 MAX. OPERATING                     MAX. OPERATING
                  EXPENSE RATIO                      EXPENSE RATIO
                      1.50%                               2.25%

      For the period ended June 30, 2001, the Adviser voluntarily waived $116,790 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $12,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

ended June 30, 2001, the Fund recognized expenses of approximately $35,300, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $234,939. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $32,587 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2001, the Fund incurred approximately $1,800 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                          CLASS B     CLASS C
First.............................................           5.00%       1.00%
Second............................................           4.00%       None
Third.............................................           3.00%       None
Fourth............................................           2.50%       None
Fifth.............................................           1.50%       None
Thereafter........................................           None        None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $457,400 and CDSC on redeemed shares of Classes B and C of approximately $272,300. Sales charges do not represent expenses of the Fund.

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed .........................................      3,048,288        6,445,252
   Distributions Reinvested ...........................        393,808          201,931
   Redeemed ...........................................     (2,097,395)      (3,015,158)
                                                          ------------     ------------
  Net Increase in Class A Shares Outstanding ..........      1,344,701        3,632,025
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 71,829,553     $164,653,020
   Distributions Reinvested ...........................      8,935,496        4,868,559
   Redeemed ...........................................    (45,455,521)     (75,774,990)
                                                          ------------     ------------
  Net Increase ........................................   $ 35,309,528     $ 93,746,589
                                                          ============     ============
  Ending Paid in Capital ..............................   $186,521,166+    $151,211,638
                                                          ============     ============
CLASS B:
  Shares:
   Subscribed .........................................      2,762,102        4,942,210
   Distributions Reinvested ...........................        668,599          491,266
   Redeemed ...........................................     (2,424,266)      (1,568,254)
                                                          ------------     ------------
  Net Increase in Class B Shares Outstanding ..........      1,006,435        3,865,222
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 62,971,523     $122,523,186
   Distributions Reinvested ...........................     14,555,420       11,475,970
   Redeemed ...........................................    (50,104,749)     (38,577,715)
                                                          ------------     ------------
  Net Increase ........................................   $ 27,422,194     $ 95,421,441
                                                          ============     ============
  Ending Paid in Capital ..............................   $265,531,212+    $238,109,018
                                                          ============     ============
CLASS C:
  Shares:
   Subscribed .........................................        842,967        1,782,675
   Distributions Reinvested ...........................        135,112           82,205
   Redeemed ...........................................       (641,111)        (741,092)
                                                          ------------     ------------
  Net Increase in Class C Shares Outstanding ..........        336,968        1,123,788
                                                          ============     ============
  Dollars:
   Subscribed .........................................   $ 19,529,539     $ 43,250,396
   Distributions Reinvested ...........................      2,940,027        1,919,487
   Redeemed ...........................................    (12,965,330)     (17,532,521)
                                                          ------------     ------------
  Net Increase ........................................   $  9,504,236     $ 27,637,362
                                                          ------------     ------------
  Ending Paid in Capital ..............................   $ 58,070,877+    $ 48,566,641
                                                          ============     ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES -- SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $440,519,046 and sales of $397,194,226 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $2,407,700 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $428,900.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS 96.2%
AUSTRALIA 0.7%
Westpac Banking Corp., Ltd. ...........................     501,878      $ 3,701,004
                                                                          ----------
CANADA 1.6%
Potash Corp. of Saskatchewan, Inc. ....................      44,160        2,530,409
TELUS Corp. ...........................................     244,524        5,507,950
                                                                          ----------
                                                                           8,038,359
                                                                          ----------
DENMARK 0.6%
Danisco A/S ...........................................      79,800        2,923,609
                                                                          ----------
FRANCE 7.0%
Alcatel ...............................................     122,360        2,558,511
Aventis S.A. ..........................................     174,542       13,933,572
Groupe Danone .........................................      37,630        5,163,784
Lafarge S.A. ..........................................      26,430        2,259,797
Pernod-Ricard .........................................      35,560        2,492,544
TotalFinaElf S.A. 'B' .................................      69,070        9,671,098
                                                                          ----------
                                                                          36,079,306
                                                                          ----------
GERMANY 1.6%
BASF AG ...............................................      68,934        2,701,875
Bayer AG ..............................................     138,749        5,403,044
                                                                          ----------
                                                                           8,104,919
                                                                          ----------
HONG KONG 1.2%
Hong Kong Electric Holdings Ltd. ......................   1,584,500        6,094,387
                                                                          ----------

IRELAND 0.9%
Green Property plc. ...................................     732,150        4,834,432
                                                                          ----------

ITALY 1.5%
ENI S.p.A. (a) ........................................     374,385        4,563,854
Telecom Italia S.p.A. .................................     703,020        3,356,585
                                                                          ----------
                                                                           7,920,439
                                                                          ----------

                                     F-129    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
JAPAN 11.1%
Canon, Inc. ...........................................     149,000      $ 6,019,961
DDI Corp. .............................................       1,086        5,066,752
Fuji Photo Film Co., Ltd. .............................      61,000        2,630,807
Fuji Television Network, Inc. .........................         304        1,747,309
Fujitsu Ltd. ..........................................     283,000        2,971,903
Hitachi Ltd. ..........................................     501,000        4,919,836
Matsushita Electric Industrial Co., Ltd. ..............     155,000        2,425,428
Mitsubishi Electric Corp. .............................     509,000        2,521,640
Mitsui & Co. ..........................................     371,000        2,495,242
Nippon Telegraph & Telephone Corp. ....................       1,225        6,383,021
Sankyo Co., Ltd. ......................................     275,000        4,960,119
Sumitomo Marine & Fire Insurance Co., Ltd. ............     536,000        2,994,845
Tokyo Gas Co. .........................................   1,630,000        4,952,263
Toppan Printing Co., Ltd. .............................     402,000        4,134,563
Toshiba Corp. .........................................     483,000        2,551,581
                                                                          ----------
                                                                          56,775,270
                                                                          ----------

KOREA 0.3%
Samsung Electronics Co. GDR ...........................      19,100        1,464,015
                                                                          ----------
NETHERLANDS 4.8%
Akzo Nobel N.V. .......................................     126,880        5,370,491
ING Groep N.V. ........................................     105,338        6,884,196
Koninklijke (Royal) Philips Electronics N.V. ..........     175,261        4,645,358
Royal Dutch Petroleum Co. .............................     128,820        7,506,341
                                                                          ----------
                                                                          24,406,386
                                                                          ----------
NORWAY 0.5%
Statoil ASA (a) .......................................     358,600        2,650,804
                                                                          ----------
SINGAPORE 0.8%
United Overseas Bank Ltd. (Foreign) ...................     678,000        4,279,363
                                                                          ----------
SPAIN 0.5%
Telefonica S.A. .......................................     202,365        2,494,294
                                                                          ----------
SWEDEN 1.0% ...........................................
Nordea AB .............................................     912,500        5,201,534
                                                                          ----------
SWITZERLAND 4.2%
Cie Financiere Richemont AG 'A' .......................       1,705        4,363,768
Holcim Ltd. 'B' (a) ...................................      13,861        2,822,637
Nestle S.A. (a) .......................................      45,600        9,691,871
Syngenta AG (a) .......................................      38,362        2,017,031
UBS AG (Registered) ........................ ..........      17,040        2,441,329
                                                                          ----------
                                                                          21,336,636
                                                                          ----------

SEE NOTES TO FINANCIAL STATEMENTS     F-130

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED KINGDOM 14.1%
Allied Domecq plc .....................................   1,165,490      $ 7,275,285
BAA plc ...............................................     275,300        2,558,838
Blue Circle Industries plc. ...........................     345,016        2,391,760
British Aerospace plc .................................   1,480,940        7,101,454
British Telecom plc ...................................     422,400        2,659,036
Cadbury Schweppes plc .................................   1,288,420        8,700,391
Diageo plc ............................................     705,780        7,752,766
GKN plc ...............................................     234,200        2,249,386
GlaxoSmithKline plc ...................................     187,500        5,281,095
Great Universal Stores plc ............................     369,300        3,164,701
Imperial Tobacco Group plc ............................     355,390        4,179,116
Prudential Corp. plc ..................................     188,300        2,283,212
Reckitt Benckiser plc .................................     253,043        3,652,674
Sainsbury (J) plc .....................................     813,419        5,077,568
Vodafone AirTouch plc .................................   1,789,800        3,969,884
WPP Group plc .........................................     440,100        4,338,525
                                                                          ----------
                                                                          72,635,691
                                                                          ----------
UNITED STATES 43.8%
Albertson's, Inc. .....................................     204,428        6,130,796
Alcoa, Inc. ...........................................     161,500        6,363,100
American Home Products Corp. ..........................      43,000        2,512,920
Anheuser-Busch Cos., Inc. 'A' .........................      62,800        2,587,360
BJ's Wholesale Club, Inc. (a) .........................      78,980        4,206,475
Boise Cascade Corp. ...................................     182,410        6,415,360
Bristol-Myers Squibb Co. ..............................     142,000        7,426,600
Cadiz, Inc. (a) .......................................     403,898        4,038,980
Chevron Corp. .........................................      28,000        2,534,000
Deere & Co. ...........................................      72,180        2,732,013
Exelon Corp. ..........................................      96,161        6,165,843
FedEx Corp. (a) .......................................     103,100        4,144,620
First Data Corp. ......................................     110,500        7,099,625
General Dynamics Corp. ................................     101,590        7,904,718
GenRad, Inc. (a) ......................................     175,922        1,055,532
Georgia-Pacific Corp. .................................     147,460        4,991,521
Goodrich (B.F.) Co. ...................................      62,300        2,366,154
Halliburton Co. .......................................      69,400        2,470,640
Hewlett-Packard Co. ...................................      88,100        2,519,660
Honeywell International, Inc. .........................      28,100          983,219
Houghton Mifflin Co. ..................................      67,763        4,061,037
Interpublic Group of Cos., Inc. .......................     110,400        3,240,240
J.C. Penney Co., Inc. .................................     126,000        3,321,360
J.P. Morgan Chase & Co. ...............................     218,226        9,732,880
Kimberly-Clark Corp. ..................................     113,800        6,361,420

                                    F-131     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED STATES (CONTINUED)
Kroger Co. (a) ........................................     115,400     $  2,885,000
Lockheed Martin Corp. .................................      77,784        2,881,897
MBIA, Inc. ............................................     110,155        6,133,430
McDonald's Corp. ......................................     141,600        3,831,696
McGraw-Hill Cos., Inc. ................................      46,500        3,075,975
Mellon Financial Corp. ................................     126,810        5,833,260
Merrill Lynch & Co., Inc. .............................      79,300        4,698,525
MetLife, Inc ..........................................     104,020        3,222,540
Motorola, Inc. ........................................     177,100        2,932,776
NCR Corp.(a) ..........................................     173,300        8,145,100
New York Times Co. 'A' ................................      93,640        3,932,880
Northrop Grumman Corp. ................................      58,500        4,685,850
Pharmacia Corp. .......................................     158,390        7,278,021
Philip Morris Cos., Inc. ..............................     253,470       12,863,602
Qwest Communications International, Inc. ..............      41,600        1,325,792
Sabre Holdings Corp. (a) ..............................      46,700        2,335,000
SBC Communications, Inc. ..............................     210,330        8,425,820
Sears, Roebuck & Co. ..................................     131,710        5,572,650
St. Paul Cos., Inc. ...................................      49,900        2,529,431
Tupperware Corp. ......................................     141,940        3,325,654
U.S. Bancorp ..........................................     148,395        3,381,922
Verizon Communications, Inc. ..........................     182,659        9,772,256
Viacom, Inc. 'B'(a) ...................................      84,100        4,352,175
                                                                         -----------
                                                                         224,787,325
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS 96.2%
    (Cost $467,799,008) ...............................                  493,727,773
                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS     F-132

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR            MARKET
DESCRIPTION                                                  VALUE            VALUE
SHORT-TERM INVESTMENT 3.1%
REPURCHASE AGREEMENT 3.1%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $15,771,664,
collateralized by U.S. Treasury Notes 5.50%
due 3/31/03, valued at $16,098,661
    (Cost $15,767,000) ................................   $15,767,000     $ 15,767,000
                                                                          ------------

TOTAL INVESTMENTS IN SECURITIES 99.3%
    (Cost $483,566,008) ............................................       509,494,773
                                                                          ------------

FOREIGN CURRENCY 0.0%
    (Cost $149,132) ................................................           147,224
                                                                          ------------

TOTAL INVESTMENTS 99.3%
    (Cost $483,715,140) ............................................       509,641,997

OTHER ASSETS IN EXCESS OF LIABILITIES 0.7% .........................         3,399,387
                                                                          ------------

NET ASSETS 100% ....................................................      $513,041,384
                                                                          ============

(A) NON-INCOME PRODUCING SECURITY
GDR GLOBAL DEPOSITARY RECEIPT

SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION


                                                          MARKET          PERCENT OF
INDUSTRY                                                  VALUE           NET ASSETS
Consumer Staples ......................................  $91,776,767      17.9%
Consumer Discretionary ................................   68,619,984      13.4
Financials ............................................   68,151,903      13.3
Industrials ...........................................   49,810,271       9.7
Telecommunication Services ............................   48,961,390       9.5
Materials .............................................   43,267,025       8.4
Health Care ...........................................   41,392,326       8.1
Information Technology ................................   35,138,875       6.8
Energy ................................................   29,396,739       5.7
Utilities .............................................   17,212,493       3.4
                                                        ------------      ----
                                                        $493,727,773      96.2%
                                                        ============      ====


                                    F-133     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $483,566,008) ...............   $ 509,494,773
Foreign Currency (Cost $149,132) ......................................         147,224
Cash ..................................................................             378
Receivable for:
  Fund Shares Sold ....................................................       7,493,485
  Investments Sold ....................................................       5,249,140
  Dividends ...........................................................       1,111,443
  Foreign Withholding Tax Reclaim .....................................         675,861
  Interest ............................................................           3,241
Net Unrealized Gain on Foreign Currency Exchange Contracts ............       1,082,988
Deferred Organizational Costs .........................................           6,096
Other .................................................................          54,101
                                                                          -------------
  Total Assets ........................................................     525,318,730
                                                                          -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       8,442,248
  Fund Shares Redeemed ................................................       2,561,832
  Distribution (12b-1) and Service Fees ...............................         467,987
  Investment Advisory Fees ............................................         414,694
  Administrative Fees .................................................         109,037
  Shareholder Reporting Expenses ......................................         107,674
  Transfer Agent Fees .................................................          53,441
  Directors' Fees and Expenses ........................................          52,704
  Professional Fees ...................................................          49,413
  Custody Fees ........................................................          18,316
                                                                          -------------
    Total Liabilities .................................................      12,277,346
                                                                          -------------
NET ASSETS ............................................................   $ 513,041,384
                                                                          =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $      49,400
Paid in Capital in Excess of Par ......................................     486,079,422
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ...................................      26,892,231
Accumulated Net Investment Income .....................................         502,440
Accumulated Distributions in Excess of Net Realized Gain ..............        (482,109)
                                                                          -------------
NET ASSETS ............................................................   $ 513,041,384
                                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS     F-134

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $90,699,178 and 8,584,401 Shares Outstanding) .............................  $ 10.57
                                                                                  =======
  Maximum Sales Charge                                                               5.75%
  Maximum Offering Price Per Share (Net Asset Value
  Per Share x 100/(100% - maximum sales charge)) ...............................  $ 11.21
                                                                                  =======
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $383,907,533 and 37,101,039 Shares Outstanding)* ..........................  $ 10.35
                                                                                  =======
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets of
  $38,434,673 and 3,714,959 Shares Outstanding)* ...............................  $ 10.35
                                                                                  =======

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                    F-135     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $ 11,602,348
Interest ..............................................................        862,147
Less Foreign Taxes Withheld ...........................................       (776,757)
                                                                          ------------
     Total Income .....................................................     11,687,738
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      5,211,163
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $178,545, $4,102,077 and $396,348, respectively) .................      4,676,970
Administrative Fees ...................................................      1,320,157
Transfer Agent Fees ...................................................        238,901
Shareholder Reports ...................................................        212,503
Custody Fees ..........................................................        118,142
Professional Fees .....................................................         83,002
Filing and Registration fees ..........................................         36,409
Directors' Fees and Expenses ..........................................         13,688
Amortization of Organizational Costs ..................................          4,577
Other .................................................................         19,149
                                                                          ------------
   Total Expenses .....................................................     11,934,661
                                                                          ------------
NET INVESTMENT LOSS ...................................................   $   (246,923)
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $  5,575,294
Foreign Currency Transactions .........................................        801,470
                                                                          ------------
Net Realized Gain .....................................................      6,376,764
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
Beginning of the Period ...............................................     14,463,712
End of the Period:
 Investments .........................................................      25,928,765
 Foreign Currency Translations .......................................         963,466
                                                                          ------------
                                                                            26,892,231
                                                                          ------------
Net Unrealized Appreciation During the Period .........................     12,428,519
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ......................................   $ 18,805,283
                                                                          ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $ 18,558,360
                                                                          ============


SEE NOTES TO FINANCIAL STATEMENTS     F-136

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2001   JUNE 30, 2000
                                                              -------------   -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ......................................   $    (246,923)   $  (1,546,274)
Net Realized Gain ........................................       6,376,764       56,261,820
Net Unrealized Appreciation/Depreciation During the Period      12,428,519      (46,892,502)
                                                             -------------    -------------
Net Increase in Net Assets Resulting from Operations .....      18,558,360        7,823,044
                                                             -------------    -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ..................................................      (5,859,987)      (3,981,600)
Class B ..................................................     (35,597,043)     (32,257,364)
Class C ..................................................      (3,404,101)      (3,351,236)
In Excess of Net Realized Gain:
Class A ..................................................         (74,302)              -0-
Class B ..................................................        (451,352)              -0-
Class C ..................................................         (43,162)              -0-
                                                             -------------    -------------
Net Decrease in Net Assets Resulting from Distributions ..     (45,429,947)     (39,590,200)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...............................................     193,699,687      223,168,409
Distributions Reinvested .................................      42,380,433       37,021,039
Redeemed .................................................    (262,744,544)    (398,054,833)
                                                             -------------    -------------
Net Decrease in Net Assets Resulting from Capital
  Share Transactions .....................................     (26,664,424)    (137,865,385)
                                                             -------------    -------------
Total Decrease in Net Assets .............................     (53,536,011)    (169,632,541)
NET ASSETS--Beginning of Period ..........................     566,577,395      736,209,936
                                                             -------------    -------------
NET ASSETS---End of Period (Including accumulated net
  investment income/loss of $502,440 and $(48,992),
  respectively) ..........................................   $ 513,041,384    $ 566,577,395
                                                             =============    =============

                                   F-137     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                              ------------------------------------   OCTOBER 29, 1997*
CLASS A SHARES                                2001#         2000#           1999#    TO JUNE 30, 1998
                                              -----         -----           -----    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.10      $   11.47       $  11.12       $  10.00
                                            --------      ---------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ............            0.07           0.06           0.05           0.06
  Net Realized and Unrealized Gain .            0.38           0.25           0.40           1.08
                                            --------      ---------       --------       --------
Total From Investment Operations ...            0.45           0.31           0.45           1.14
                                            --------      ---------       --------       --------
DISTRIBUTIONS
  Net Investment Income ............              -0-            -0-         (0.08)         (0.02)
  In Excess of Net Investment Income              -0-            -0-         (0.01)            -0-
  Net Realized Gain ................           (0.97)         (0.68)         (0.01)            -0-
  In Excess of Net Realized Gain ...           (0.01)            -0-            -0-            -0-
                                            --------      ---------       --------       --------
Total Distributions ................           (0.98)         (0.68)         (0.10)         (0.02)
                                            --------      ---------       --------       --------
NET ASSET VALUE, END OF PERIOD .....        $  10.57      $   11.10       $  11.47       $  11.12
                                            ========      =========       ========       ========
Total Return (1) ...................            3.97%          3.22%          4.05%         11.38%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..        $ 90,699      $  81,714       $ 76,731       $ 80,508
Ratio of Expenses to
  Average Net Assets ...............            1.64%          1.66%          1.65%          1.70%
Ratio of Net Investment Income/
  Loss to Average Net Assets .......            0.60%          0.53%          0.44%         (0.88)%
Portfolio Turnover Rate ............              33%            47%            40%             4%**

 *    COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     F-138

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                              --------------------------------------     OCTOBER 29, 1997*
CLASS B SHARES                                 2001#          2000#           1999#      TO JUNE 30, 1998
                                               -----          -----           -----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     10.96     $     11.42     $     11.08      $     10.00
                                          -----------     -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........         (0.02)          (0.04)          (0.03)            0.01
  Net Realized and Unrealized Gain ....          0.39            0.26            0.39             1.07
                                          -----------     -----------     -----------      -----------
Total From Investment Operations ......          0.37            0.22            0.36             1.08
                                          -----------     -----------     -----------      -----------
DISTRIBUTIONS
  Net Investment Income ...............            -0-             -0-          (0.01)              -0-
  In Excess of Net Investment Income ..            -0-             -0-             -0-+             -0-
  Net Realized Gain ...................         (0.97)          (0.68)          (0.01)              -0-
  In Excess of Net Realized Gain ......         (0.01)             -0-             -0-              -0-
                                          -----------     -----------     -----------      -----------
Total Distributions ...................         (0.98)          (0.68)          (0.02)             -0-
                                          -----------     -----------     -----------      -----------
NET ASSET VALUE, END OF PERIOD ........   $     10.35     $     10.96     $     11.42      $     11.08
                                          ===========     ===========     ===========      ===========
Total Return (1) ......................          3.36%           2.24%           3.29%           10.84%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....   $   383,907     $   442,256     $   596,339      $   623,229
Ratio of Expenses to Average Net Assets          2.39%           2.41%           2.40%            2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets ..........         (0.15)%         (0.34)%         (0.31)%           0.12%
Portfolio Turnover Rate ...............            33%             47%             40%               4%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                    F-139     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                     YEAR ENDED JUNE 30,
                                            ------------------------------------      OCTOBER 29, 1997*
CLASS C SHARES                               2001#          2000#          1999#      TO JUNE 30, 1998
                                             -----          -----          -----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $    10.96     $    11.42     $    11.07       $    10.00
                                          ----------     ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........        (0.02)         (0.04)         (0.03)            0.01
  Net Realized and Unrealized Gain ....         0.39           0.26           0.40             1.06
                                          ----------     ----------     ----------       ----------
Total From Investment Operations ......         0.37           0.22           0.37             1.07
                                          ----------     ----------     ----------       ----------

DISTRIBUTIONS
  Net Investment Income ...............           -0-            -0-         (0.01)              -0-
  In Excess of Net Investment Income ..           -0-            -0-            -0-+             -0-
  Net Realized Gain ...................        (0.97)         (0.68)         (0.01)              -0-
  In Excess of Net Realized Gain ......        (0.01)            -0-            -0-              -0-
                                          ----------     ----------     ----------       ----------
Total Distributions ...................        (0.98)         (0.68)         (0.02)              -0-
                                          ----------     ----------     ----------       ----------
NET ASSET VALUE, END OF PERIOD ........   $    10.35     $    10.96     $    11.42       $    11.07
                                          ==========     ==========     ==========       ==========
Total Return (1) ......................         3.36%          2.24%          3.39%           10.74%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....   $   38,435     $   42,607     $   63,140       $   69,572
Ratio of Expenses to Average Net Assets         2.39%          2.41%          2.40%            2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets ..........        (0.15)%        (0.36)%        (0.32)%           0.13%
Portfolio Turnover Rate ...............           33%            47%            40%               4%**

 *    COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

 +    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     F-140

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2001

      The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $484,110,545, the aggregate gross unrealized appreciation is $61,481,788 and the aggregate gross unrealized depreciation is $36,097,560, resulting in net unrealized appreciation on long- and short-term investments of $25,384,228.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to expenses which are not deductible for tax purposes totaling $3,115 has been reclassified from accumulated net investment income to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $801,470 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income. A permanent difference totaling $171,152 related to a correction of prior year amounts has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated as follows:

AVERAGE DAILY NET ASSETS                     % PER ANNUM
First $750 million ....................         1.00%
Next $500 million .....................         0.95%
Over $1.25 billion ....................         0.90%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                            CLASS B
                      CLASS A                             AND CLASS C
                   MAX. OPERATING                       MAX. OPERATING
                   EXPENSE RATIO                         EXPENSE RATIO
                       1.80%                                 2.55%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $6,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $38,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $238,901. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $43,074 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended June 30, 2001, the Fund incurred approximately $27,200 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                  CONTINGENT DEFERRED SALES
                                CHARGE ON ASSETS SUBJECT TO
                                         SALES CHARGE
YEAR OF REDEMPTION                 CLASS B       CLASS C
First ...........................   5.00%         1.00%
Second ..........................   4.00%          None
Third ...........................   3.00%          None
Fourth ..........................   2.50%          None
Fifth ...........................   1.50%          None
Thereafter ......................    None          None


      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $99,400 and CDSC on redeemed shares of Classes B and C of approximately $203,300. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                   YEAR ENDED          YEAR ENDED
                                                 JUNE 30, 2001       JUNE 30, 2000
                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      16,071,936           17,302,482
     Distributions Reinvested ...............         515,311              336,380
     Redeemed ...............................     (15,363,039)         (16,969,125)
                                                -------------        -------------
   Net Increase in Class A Shares Outstanding       1,224,208              669,737
                                                =============        =============
   Dollars:
    Subscribed ..............................   $ 171,020,439        $ 188,823,212
     Distributions Reinvested ...............       5,385,000            3,521,901
     Redeemed ...............................    (165,044,924)        (185,892,793)
                                                -------------        -------------
   Net Increase .............................   $  11,360,515        $   6,452,320
                                                =============        =============
   Ending Paid in Capital ...................   $  86,235,352+       $  74,820,756+
                                                =============        =============
CLASS B:
   Shares:
     Subscribed .............................       1,185,532            2,877,849
     Distributions Reinvested ...............       3,295,103            2,931,584
     Redeemed ...............................      (7,737,242)         (17,652,678)
                                                -------------        -------------
   Net Decrease in Class B Shares Outstanding      (3,256,607)         (11,843,245)
                                                =============        =============
   Dollars:
     Subscribed .............................   $  12,572,353        $  30,744,324
     Distributions Reinvested ...............      33,807,767           30,429,833
     Redeemed ...............................     (82,368,927)        (188,036,986)
                                                -------------        -------------
   Net Decrease .............................   $ (35,988,807)       $(126,862,829)
                                                =============        =============
   Ending Paid in Capital ...................   $ 363,445,456+       $ 399,141,563+
                                                =============        =============
CLASS C:
   Shares:
     Subscribed .............................         971,754              330,119
     Distributions Reinvested ...............         310,689              295,694
     Redeemed ...............................      (1,455,928)          (2,264,840)
                                                -------------        -------------
   Net Decrease in Class C Shares Outstanding        (173,485)          (1,639,027)
                                                =============        =============
   Dollars:
     Subscribed .............................   $  10,106,895        $   3,600,873
     Distributions Reinvested ...............       3,187,666            3,069,305
     Redeemed ...............................     (15,330,693)         (24,125,054)
                                                -------------        -------------
   Net Decrease .............................   $  (2,036,132)       $ (17,454,876)
                                                =============        =============
   Ending Paid in Capital ...................   $  36,616,051+       $  38,623,984+
                                                =============        =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1F.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $167,783,465 and sales of $231,412,047 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $3,170,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $1,240,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contract as follows:

                                     CURRENT           UNREALIZED
      FORWARD CURRENCY CONTRACT       VALUE           APPRECIATION
      SHORT CONTRACT:
      Japanese Yen, 3,600,000,000
       expiring 9/10/01              $29,082,672      $1,082,988
                                     ===========      ==========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen
Global Equity Allocation Fund

   We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
COMMON STOCKS 87.0%
AUSTRALIA  1.3%
Amcor Ltd. .......................................        39,437    $    133,160
AMP Ltd. .........................................        28,411         318,702
Australian Gas Light Co., Ltd. ...................        22,668          98,044
BHP Billiton Ltd .................................        66,080         350,186
BHP Billiton Ltd. (a) ............................        70,382         382,318
Brambles Industries Ltd. .........................         9,544         233,660
Coca-Cola Amatil Ltd. ............................        28,774          70,446
Coles Myer Ltd. ..................................        48,732         157,089
Commonwealth Bank of Australia ...................        13,018         226,750
CSL Ltd. .........................................         4,180         101,697
CSR Ltd. .........................................        12,854          46,549
Faulding (F.H.) & Co., Ltd. ......................         5,074          33,243
Foster's Group Ltd. ..............................        80,354         224,596
General Property Trust ...........................        66,834          94,767
Goodman Fielder Ltd. .............................        54,587          32,687
Leighton Holdings Ltd. ...........................        11,930          50,809
Lend Lease Corp., Ltd. ...........................        24,404         156,213
Mayne Nickless Ltd. ..............................        17,111          56,292
M.I.M. Holdings Ltd. .............................        27,184          16,638
National Australia Bank Ltd. .....................        65,112       1,164,091
News Corp., Ltd. .................................        82,210         755,559
Normandy Mining Ltd. .............................        91,533          57,891
OneSteel Ltd. ....................................        12,071           5,664
Orica Ltd. .......................................         5,646          12,826
Pacific Dunlop Ltd. ..............................        23,344          10,002
PaperlinX Ltd. ...................................         9,831          20,358
QBE Insurance Group Ltd. .........................        12,414          74,778
Rio Tinto Ltd. ...................................         9,577         166,765
Santos Ltd. ......................................        26,339          87,188
Schroders plc ....................................        17,133          21,270
Southcorp Ltd. ...................................        27,923         108,354
Stockland Trust Group (a) ........................        14,541          29,837
Suncorp-Metway Ltd. ..............................        13,823         105,785
TABCORP Holdings Ltd. ............................        14,228          68,941
Telstra Corp., Ltd. ..............................        93,105         255,487
Wesfarmers Ltd. ..................................         8,521         117,824
Westfield Trust (a) ..............................        60,660         103,896
Westfield Trust (a) ..............................         2,201           3,615


SEE NOTES TO FINANCIAL STATEMENTS     F-151

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
AUSTRALIA (CONTINUED)
Westpac Banking Corp., Ltd. ......................        84,461    $    622,842
WMC Ltd. .........................................        92,038         449,724
Woolworths Ltd. ..................................        51,272         287,664
                                                                    ------------
                                                                       7,314,207
                                                                    ------------
AUSTRIA 0.2%
Austria Tabakwerke AG ............................         3,719         259,735
Boehler-Udderholm AG .............................           263           9,796
BWT AG ...........................................         2,850          80,824
Flughafen Wein AG ................................         2,637          85,387
Generali Holding Vienna AG .......................           789         101,525
Mayr-Melnhof Karton AG ...........................           342          15,136
Oesterreichische Brau-Beteiligungs AG ............         1,548          56,611
Oesterreichish Elektrizitaets 'A' ................         5,159         427,999
VA Technologies AG ...............................           582          18,747
Wienerberger Baustoffindustrie AG ................         2,684          45,443
                                                                    ------------
                                                                       1,101,203
                                                                    ------------
BELGIUM 0.0%
Kredietbank N.V. .................................         1,246          44,302
Solvay S.A. ......................................           586          29,020
UCB S.A. .........................................           892          30,998
                                                                    ------------
                                                                         104,320
                                                                    ------------
CANADA 1.6%
Abitibi-Consolidated, Inc. .......................         9,450          72,199
Agrium, Inc. .....................................         5,050          49,925
Alberta Energy Co., Ltd. .........................         4,400         181,124
Alcan Aluminum Ltd. ..............................        11,650         489,541
Alcan, Inc. ......................................         5,899         248,294
Anderson Exploration Ltd. (a) ....................         3,100          62,580
Ballard Power Systems, Inc. (a) ..................           800          37,916
Bank of Montreal .................................         7,400         190,568
Bank of Nova Scotia ..............................         7,600         227,254
Barrick Gold Corp. ...............................        15,000         228,216
BCE, Inc. ........................................        15,500         415,498
Biovail Corp. (a) ................................         1,600          69,899
Bombardier, Inc. 'B' .............................        40,600         609,682
Branscan Corp. 'A' ...............................         2,900          49,699
Cameco Corp. .....................................         1,300          27,313
Canadian Imperial Bank of Commerce ...............        18,600         632,741
Canadian Natural Resources Ltd. ..................         3,500         103,389
Canadian Pacific Ltd. ............................         8,100         312,839
Canadian Tire Corp. 'A' ..........................         2,200          37,659
Celestica, Inc. (a) ..............................           800          41,056


                                     F-152    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
CANADA (CONTINUED)
C.I. Fund Management, Inc. .......................         9,600    $     84,600
Cognos, Inc. (a) .................................           800          14,068
Cominco Ltd. .....................................         3,163          58,331
Dofasco, Inc. ....................................         3,700          59,461
Domtar, Inc. .....................................         2,300          21,223
Fairfax Financial Holdings Ltd. (a) ..............           100          15,010
Four Seasons Hotels, Inc. ........................           800          44,244
George Weston Ltd. ...............................         4,900         284,066
Gulf Canada Resources Ltd. (a) ...................        22,200         179,554
Imperial Oil Ltd. ................................        16,500         422,199
Inco Ltd. (a) ....................................         7,850         135,461
Investors Group, Inc .............................           775          10,923
Magna International, Inc. 'A' ....................         1,800         110,528
MDS, Inc. 'B' (a) ................................         9,500         107,620
National Bank of Canada ..........................         3,300          63,031
Nexen, Inc. (a) ..................................         5,100         127,979
Noranda, Inc. ....................................        11,950         127,426
Nortel Networks Corp. ............................        48,864         450,567
Petro-Canada .....................................        10,300         244,356
Placer Dome, Inc. ................................        18,500         180,333
Placer Dome, Inc. ADR ............................         4,460          43,708
Potash Corp. of Saskatchewan, Inc. ...............         1,900         108,872
Power Corp. of Canada ............................         5,900         136,007
Quebecor, Inc. 'B' ...............................         5,200          87,163
Rogers Communication, Inc. 'B' ...................         7,400         110,442
Royal Bank of Canada .............................         8,700         278,311
Sun Life Financial Services of Canada, Inc. ......         1,600          38,264
Suncor Energy, Inc. ..............................         8,100         137,107
Talisman Energy, Inc. ............................         4,300         163,555
Thomson Corp. ....................................        19,800         667,694
TransAlta Corp. ..................................         3,300          57,967
TransCanada PipeLines Ltd. .......................        15,044         185,784
Westcoast Energy, Inc. ...........................         3,700          87,072
                                                                    ------------
                                                                       8,930,318
                                                                    ------------
DENMARK 0.1%
Danske Bank A/S (a) ..............................         3,200          57,526
Novo-Nordisk A/S 'B' (a) .........................         6,500         287,689
Novozymes A/S 'B' ................................           200           4,176
                                                                    ------------
                                                                         349,391
                                                                    ------------
FINLAND 0.5%
Hartwall Wind Systems A/S ........................         2,587          41,545
Kesko Oyj ........................................         7,181          51,368
Metra Oyj 'B' ....................................         2,386          47,972


SEE NOTES TO FINANCIAL STATEMENTS    F-153

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
FINLAND (CONTINUED)
Metso Oyj ........................................         5,577    $     61,848
Nokia Oyj ........................................        91,679       2,077,634
Nordic Baltic Holding AB GDR .....................        11,024          62,527
Outokumpu Oyj ....................................         4,516          36,510
Raisio Group plc .................................         6,660           7,950
Sampo Oyj 'A' ....................................        14,410         122,597
Sonera Group Oyj .................................        23,200         180,883
TietoEnator Oyj ..................................         2,951          65,701
UPM-Kymmene Oyj ..................................         4,991         141,076
                                                                    ------------
                                                                       2,897,611
                                                                    ------------
FRANCE 3.4%
Accor S.A. .......................................         1,980          83,557
Alcatel ..........................................        22,736         475,403
Aventis S.A. .....................................        32,077       2,560,686
Axa (a) ..........................................         9,104         259,339
BIC Corp. ........................................           643          23,406
BNP Paribas S.A. .................................         3,352         291,708
Bouygues S.A. ....................................         9,633         325,539
Cap Gemini S.A. ..................................         1,817         132,283
Carrefour S.A. ...................................         7,188         380,311
Casino Guichard-Perrachon S.A. ...................           800          67,487
Cie de Saint Gobain ..............................         1,041         141,441
Dassault Systemes S.A. ...........................         3,172         122,232
Eridania Beghin-Say S.A. .........................           451          37,034
Essilor International S.A. .......................           141          40,345
France Telecom S.A. ..............................        30,497       1,453,504
Gecina S.A. ......................................         3,070         254,302
Groupe Danone ....................................         6,932         951,245
Imerys S.A. ......................................           205          20,304
Klepierre ........................................         4,148         368,705
L'Air Liquide S.A. ...............................         1,645         236,319
L'Oreal S.A. .....................................         6,880         444,098
Lafarge S.A. .....................................         1,025          87,639
Lagardere S.C.A. .................................         1,495          70,367
LVMH Moet-Hennessy Louis Vuitton .................         4,605         231,952
Michelin (C.G.D.E.) 'B' ..........................         2,247          71,085
Pechiney S.A. ....................................           996          50,590
Pernod-Ricard ....................................           742          52,010
Pinault-Printemps-Redoute S.A. ...................         1,235         178,778
PSA Peugeot Citroen S.A. .........................           329          89,319
Sagem S.A. (a) ...................................         1,007          49,443
Sanofi-Synthelabo S.A. ...........................        25,236       1,655,667
Schneider Electric S.A. ..........................         1,810         100,056


                                     F-154     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
FRANCE (CONTINUED)
Silic ............................................           890    $    129,062
Simco S.A. (Registered) ..........................         7,770         502,534
Societe Fonciere Lyonnaise .......................        11,100         300,693
Societe Generale .................................         3,238         191,741
Sodexho Alliance S.A. (a) ........................         2,600         121,386
Sophia S.A. ......................................        10,485         291,578
STMicroelectronics N.V. ..........................         3,857         133,870
Suez S.A. (a) ....................................         7,465         240,140
Thomson CSF S.A. .................................         1,735          62,819
TotalFinaElf S.A. 'B' ............................        21,223       2,971,619
Unibail (a) ......................................        21,480       1,165,583
Usinor Sacilor ...................................         4,218          44,241
Vivendi Universal S.A. ...........................         7,517         438,126
Vivendi Universal S.A. ADR .......................         9,920         575,360
                                                                    ------------
                                                                      18,474,906
                                                                    ------------
GERMANY 3.9%
Adidas-Salomon AG ................................         1,633          98,981
Allianz AG .......................................         8,492       2,492,382
BASF AG ..........................................         9,950         389,991
Bayer AG .........................................        13,000         506,235
Bayerische Hypo-und Vereinsbank AG ...............         7,635         372,937
Beiersdorf AG ....................................         8,250         862,525
Bilfinger & Berger Bau AG ........................         2,150          37,311
Continental AG ...................................         3,883          54,731
DaimlerChrysler AG (a) ...........................        33,079       1,517,758
DaimlerChrysler AG ADR ...........................             1              46
Deutsche Bank AG .................................         7,850         560,871
Deutshce Lufthansa AG ............................         8,800         140,053
Deutsche Telekom AG ..............................        81,776       1,845,597
Douglas Holding AG ...............................         3,000          79,999
Dresdner Bank AG .................................         6,292         286,564
EM.TV & Merchandising AG (a) .....................         2,500           4,762
E.On AG ..........................................        48,561       2,524,101
FAG Kugelfischer Georg Schaefer AG ...............         4,900          30,903
Fresenius Medical Care AG ........................         2,050         144,908
Heidelberger Zement AG ...........................         1,635          71,489
IVG Holding AG ...................................        33,239         399,002
KarstadtQuelle AG ................................         4,400         136,514
Linde AG .........................................         3,930         164,683
MAN AG ...........................................         3,150          68,265
Merck KGaA .......................................         6,606         232,080
Metro AG .........................................        13,807         520,128


SEE NOTES TO FINANCIAL STATEMENTS    F-155

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
GERMANY (CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft AG
   (Registered) ..................................         5,844    $  1,640,003
Preussag AG ......................................         5,200         158,914
RWE AG ...........................................        34,754       1,376,897
SAP AG ...........................................        15,809       2,180,099
Schering AG ......................................         8,350         435,430
SGL Carbon AG (a) ................................           200           6,942
Siemens AG .......................................        24,399       1,476,824
Thyssen Krupp AG .................................         8,960         117,568
Volkswagen AG ....................................        12,330         576,173
WCM Beteiligungs-und Grundbesitz AG ..............         3,733          39,502
                                                                    ------------
                                                                      21,551,168
                                                                    ------------
HONG KONG 0.9%
ASM Pacific Technology Ltd. ......................         2,000           3,590
Bank of East Asia ................................        60,786         141,058
Cathay Pacific Airways Ltd. ......................       141,000         190,716
CLP Holdings Ltd. ................................        98,400         412,534
Hang Lung Development Co., Ltd. ..................        30,000          29,039
Hang Seng Bank Ltd. ..............................        57,300         587,707
Henderson Land Development Co., Ltd. .............        50,000         221,801
Hong Kong & China Gas Co., Ltd. ..................       221,100         277,800
Hutchison Whampoa Ltd. ...........................       117,000       1,181,280
Hysan Development Co., Ltd. ......................        26,027          33,202
Johnson Electric Holdings, Ltd. ..................       150,000         205,775
Li & Fung Ltd. ...................................       109,000         178,876
New World Development Co., Ltd. ..................        87,295         106,324
Pacific Century CyberWorks Ltd. (a) ..............       540,000         154,042
Shangri-La Asia Ltd. .............................        40,000          35,129
Sino Land Co., Ltd. ..............................       123,607          51,504
South China Morning Post (Holdings) Ltd. .........        30,000          19,808
Sun Hung Kai Properties Ltd. .....................        91,000         819,604
Swire Pacific Ltd. 'A' ...........................        43,000         222,724
Television Broadcasts Ltd. .......................        11,000          46,258
Wharf Holdings Ltd. ..............................        88,000         183,902
                                                                    ------------
                                                                       5,102,673
                                                                    ------------
IRELAND 0.2%
CRH plc ..........................................         2,732          45,793
Elan Corp plc (a) ................................         3,100         191,573
Green Property plc ...............................        81,900         540,791
Jefferson Smurfit Group plc ......................         7,830          14,450
                                                                    ------------
                                                                         792,607
                                                                    ------------


                                     F-156     SEE NOTES TO FINANCIAL STATEMENTS
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JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
ITALY 1.5%
Assicurazioni Generali S.p.A. ....................        37,271    $  1,120,083
Autogrill S.p.A. .................................         9,498         102,355
Banca di Roma S.p.A (a) ..........................        10,411          31,728
Banco Ambrosiano Veneto ..........................        69,828         246,500
Banco Popolare di Milano .........................         3,380          13,305
Benetton Group S.p.A (a) .........................         7,571         101,522
Enel S.p.A. ......................................       470,366       1,437,454
ENI S.p.A. (a) ...................................       165,095       2,012,553
Fiat S.p.A. ......................................         9,136         178,656
Impreglio S.p.A. (a) .............................        13,992           7,675
Italcementi S.p.A. ...............................         1,891          14,792
Italgas S.p.A. ...................................        14,168         124,137
La Rinascente S.p.A. .............................         9,764          42,155
Mediaset S.p.A. ..................................        13,039         109,719
Mediobanca S.p.A. ................................         5,732          61,237
Parmalat Finanziaria S.p.A. (a) ..................        40,131         107,014
Pirelli S.p.A. ...................................        74,318         206,986
R.A.S. S.p.A. ....................................        17,048         209,552
S.A.I. ...........................................         2,052          31,355
S.A.I. RNC .......................................             1               8
San Paolo-IMI S.p.A. .............................        18,550         237,750
Snia S.p.A .......................................        11,754          21,294
Telecom Italia Mobile S.p.A. .....................       123,624         630,014
Telecom Italia S.p.A. ............................        87,573         785,827
Telecom Italia S.p.A. RNC ........................         4,062          19,394
UniCredito Italiano S.p.A. .......................        62,803         269,550
                                                                    ------------
                                                                       8,122,615
                                                                    ------------
JAPAN 9.1%
Acom Co., Ltd. ...................................         4,000         353,040
Advantest Corp. ..................................         2,100         179,959
Ajinomoto Co., Inc. ..............................        30,800         330,357
Alps Electric Co., Ltd. ..........................         3,000          27,945
Amada Co., Ltd. ..................................        11,000          55,641
Asahi Breweries Ltd. .............................        13,000         145,793
Asahi Glass Co., Ltd. ............................        48,600         403,620
Asahi Kasei Corp. ................................        40,400         169,703
Asatsu-DK, Inc. ..................................         2,900          58,816
Benesse Corp. ....................................         5,800         181,795
Bridgestone Corp. ................................        26,000         271,995
Canon, Inc. ......................................        17,800         719,163
Casio Computer Co., Ltd. .........................        18,000         104,613
Central Japan Railway Co. ........................            99         615,055
Chugai Pharmaceutical Co., Ltd. ..................        11,800         179,443


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JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Chuo Mitsui Trust & Banking Co., Ltd. ............        72,000    $    127,556
Citizen Watch Co., Ltd. ..........................        13,000          79,202
Cosmo Oil Co. Ltd. ...............................         5,000          12,425
Credit Saison Co., Ltd. ..........................         2,100          51,008
CSK Corp. ........................................         1,600          49,765
Dai Nippon Printing Co., Ltd. ....................        25,800         314,783
Daiei, Inc. ......................................        16,800          31,918
Daifuku Co., Ltd. ................................         1,000           4,954
Daiichi Pharmaceutical Co., Ltd. .................         5,000         115,636
Daikin Industries Ltd. ...........................         4,800          88,885
Dai Nippon Ink & Chemicals, Inc. .................         9,000          25,251
Daito Trust Construction Co. .....................         4,900          83,077
Daiwa House Industry Co., Ltd. ...................        24,800         194,432
Daiwa Securities Co., Ltd. .......................        43,000         449,838
Denki Kagaku Kogyo KK ............................        10,000          33,909
Denso Corp. ......................................        20,600         393,026
East Japan Railway Co. ...........................           228       1,315,965
Ebara Corp. ......................................        14,800         122,320
Eisai Co., Ltd. ..................................         7,000         156,840
Fanuc Ltd. .......................................         7,900         393,274
Fuji Machine Manufacturing Co. ...................         2,000          36,635
Fuji Photo Film Ltd. .............................        18,000         776,304
Fuji Soft ABC, Inc. ..............................         1,300          76,388
Fuji Television Network, Inc. ....................             9          51,729
Fujikura Ltd. ....................................         4,000          24,370
Fujitsu Ltd. .....................................        45,600         478,865
Furukawa Electric Co., Ltd. ......................        20,800         165,906
Hirose Electric Co., Ltd. ........................         1,000          76,155
Hitachi Ltd. .....................................        82,000         805,243
Honda Motor Co., Ltd. ............................        24,000       1,054,311
Hoya Corp. .......................................         2,100         132,991
Isetan Co., Ltd. .................................         3,000          31,745
Ishihara Sangyo Kaisha Ltd. (a) ..................        17,000          38,158
Ishikawajima-Harima Heavy Industries Co., Ltd. ...        19,000          46,912
Ito-Yokado Co., Ltd. .............................        13,000         599,222
Itochu Corp. .....................................        33,000         134,122
Japan Airlines Co., Ltd. .........................        32,000         102,866
Japan Energy Corp. ...............................        16,000          33,861
Japan Tobacco, Inc. ..............................           172       1,185,779
JGC Corp .........................................         3,000          25,011
Jusco Co., Ltd. ..................................        10,800         238,086
Kadokawa Shoten Publishing Co., Ltd. .............         1,300          22,093
Kajima Corp. .....................................        55,600         141,736
Kaneka Corp. .....................................         9,000          81,454


                                      F-158    SEE NOTES TO FINANCIAL STATEMENTS
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JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Kansai Electric Power Co., Inc. ..................        35,600    $    603,583
KAO Corp. ........................................        21,800         541,745
Kawasaki Heavy Industries, Ltd. (a) ..............        14,000          23,119
Kawasaki Steel Corp. .............................        97,000         115,083
Keihin Electric Express Railway Co., Ltd. ........        16,000          69,390
Kinden Corp. .....................................         1,000           6,213
Kinki Nippon Railway Co., Ltd. ...................        55,600         222,855
Kirin Brewery Co., Ltd. ..........................        37,600         319,801
Kokuyo Co., Ltd. .................................         3,000          31,504
Komatsu Ltd. .....................................        39,600         181,580
Konami Co., Ltd. .................................         3,100         141,400
Konica Corp. .....................................         4,000          29,372
Koyo Seiko Co Ltd. (a) ...........................         3,000          15,223
Kubota Corp. .....................................        59,400         236,181
Kuraray Co., Ltd. ................................        10,000          74,392
Kurita Water Industries Ltd. .....................         2,000          27,512
Kyocera Corp. ....................................         5,900         520,261
Kyowa Exeo Corp. (a) .............................         2,000          16,305
Kyowa Hakko Kogyo Co., Ltd. ......................         7,800          51,898
Marubeni Corp. (a) ...............................        41,200          79,266
Marui Co., Ltd. ..................................        11,000         158,724
Matsushita Electric Industrial Co., Ltd. .........        59,400         929,487
Meiji Seika Kaisha Ltd. ..........................         8,000          42,583
Meitec Corp. .....................................         1,000          33,428
Minebea Co., Ltd. ................................        10,000          65,814
Mitsubishi Chemical Corp. ........................        61,000         163,325
Mitsubishi Corp. .................................        40,000         322,257
Mitsubishi Electric Corp. ........................        75,400         373,540
Mitsubishi Estate Co., Ltd. ......................        33,000         303,427
Mitsubishi Heavy Industries Ltd. .................       124,000         565,602
Mitsubishi Logistics Corp. .......................         2,000          18,213
Mitsubishi Materials Corp. .......................        34,600          74,057
Mitsubishi Rayon Co., Ltd. .......................         8,000          28,410
Mitsui & Co. .....................................        52,200         351,083
Mitsui Fire & Marine Insurance Co., Ltd. .........        32,000         163,662
Mitsui Fudosan Co., Ltd. .........................        23,000         247,801
Mitsui Mining & Smelting Co., Ltd. ...............         8,000          35,336
Mitsukoshi Ltd. ..................................        16,800          69,627
Mori Seiki Co., Ltd. (First Section) .............         2,000          16,353
Murata Manufacturing Co., Inc. ...................         8,100         538,290
Mycal Corp. ......................................         3,800           4,143
NAMCO Ltd. .......................................           500           8,978
NEC Corp. ........................................        47,600         642,960
New OJI Paper Co., Ltd. ..........................        50,600         250,272


SEE NOTES TO FINANCIAL STATEMENTS     F-159

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
NGK Insulators Ltd. ..............................        18,800    $    165,025
NGK Spark Plug Co., Ltd. .........................        11,000         103,170
Nichiei Co., Ltd. (Kyoto) ........................           700           6,116
Nidec Corp. ......................................         1,600          83,242
Nikon Corp. ......................................        11,000         104,405
Nintendo Co., Ltd. ...............................         4,100         746,082
Nippon COMSYS Corp. ..............................         1,000          13,548
Nippon Express Co., Ltd. .........................        34,000         153,449
Nippon Meat Packers, Inc. ........................         9,800         118,705
Nippon Oil Co. ...................................        62,600         353,284
Nippon Sheet Glass Co., Ltd. .....................        15,000          87,298
Nippon Shinpan Co., Ltd. (a) .....................        11,000          21,869
Nippon Steel Corp. ...............................       272,000         412,105
Nippon Telegraph & Telephone Corp. ADR ...........           357       1,860,195
Nippon Unipac Holding (a) ........................            33         185,178
Nippon Yusen Kabushiki Kaisha ....................        46,400         183,748
Nissan Motor Co., Ltd. ...........................        97,400         672,263
Nisshin Flour Milling Co., Ltd. ..................         4,000          29,757
Nisshinbo Industries .............................        12,000          61,950
Nissin Food Products Co., Ltd. ...................         1,600          33,348
Nitto Denko Corp. ................................         7,500         216,442
Nomura Securities Co., Ltd. ......................        60,000       1,149,545
Noritake Co., Ltd. (a) ...........................         3,000          16,498
NSK Ltd. .........................................        39,000         168,512
NTN Corp. ........................................        16,000          44,379
Obayashi Corp. ...................................        19,000          73,871
Olympus Optical Co., Ltd. ........................         3,000          48,050
Omron Corp. ......................................         4,000          72,307
Onward Kashiyama Co., Ltd. .......................        11,000         119,219
Orient Corp. (a) .................................        15,000          27,897
Oriental Land Co., Ltd. ..........................         2,900         215,271
Orix Corp. .......................................         2,800         272,267
Osaka Gas Co. ....................................        87,200         281,008
Pioneer Electronic Corp. .........................         5,000         151,910
Promise Co., Ltd .................................         4,200         346,114
Rohm Co., Ltd. ...................................         3,900         605,892
Sankyo Co., Ltd. .................................        17,800         321,055
Sanrio Co., Ltd. .................................         1,500          19,720
Sanyo Electric Co., Ltd. .........................        63,400         400,491
Secom Co., Ltd. ..................................         8,300         463,089
Sega Enterprises Ltd. ............................         4,100          72,636
Seiyu Ltd. (The) (a) .............................        16,000          47,585
Sekisui Chemical Co., Ltd. .......................         6,000          24,819


                                      F-160    SEE NOTES TO FINANCIAL STATEMENTS
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YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Sekisui House Ltd. ...............................        30,800    $    261,471
Sharp Corp. ......................................        37,600         512,405
Shimamura Co., Ltd. ..............................           500          26,053
Shimano, Inc. ....................................         5,000          73,670
Shimizu Corp. ....................................        43,800         178,718
Shin-Etsu Chemical Co., Ltd. .....................         9,000         330,434
Shionogi & Co., Ltd. .............................         9,000         187,583
Shiseido Co., Ltd. ...............................        16,000         150,066
Showa Denko K.K. (a) .............................         6,000           8,561
Showa Shell Sekiyu K.K ...........................         9,000          52,451
Skylark Co., Ltd. ................................         5,000         142,290
SMC Corp. ........................................         2,400         256,844
Snow Brand Milk Products Co., Ltd. (a) ...........         5,000          16,433
Softbank Corp. ...................................         9,400         308,197
Sony Corp. .......................................        25,600       1,682,793
Sumitomo Chemical Co., Ltd. ......................        54,200         244,616
Sumitomo Corp. ...................................        24,400         170,758
Sumitomo Electric Industries Ltd. ................        17,800         201,765
Sumitomo Marine & Fire Insurance Co., Ltd. .......        19,000         106,161
Sumitomo Metal Industries Ltd. (a) ...............        89,400          53,750
Sumitomo Metal Mining Co. ........................        17,000          79,450
Sumitomo Osaka Cement Co., Ltd. ..................         3,000           6,253
Taiheiyo Cement Corp. ............................         9,000          19,047
Taisei Corp., Ltd. ...............................        42,600         103,815
Taisho Pharmaceutical Co. ........................        15,000         281,975
Taiyo Yuden Co., Ltd. ............................         4,000         106,457
Takara Shuzo Co., Ltd. ...........................         3,000          39,513
Takashimaya Co., Ltd. ............................         5,000          34,871
Takeda Chemical Industries Ltd. ..................        26,800       1,246,062
Takefuji Corp. ...................................         4,700         426,879
Takuma Co., Ltd. .................................         9,000          90,184
Teijin Ltd. ......................................        31,600         177,575
Teikoku Oil Co., Ltd. ............................         6,000          29,725
Terumo Corp. .....................................         7,400         135,845
Tobu Railway Co., Ltd. ...........................        34,800         111,309
Toho Co., Ltd. ...................................           100          11,944
Tohoku Electric Power Co., Ltd. ..................        17,200         280,588
Tokio Marine & Fire Insurance Co., Ltd. ..........        42,400         395,976
Tokyo Broadcasting System, Inc. ..................         6,000         115,435
Tokyo Dome Corp. (a) .............................        19,000          56,355
Tokyo Electric Power Co. .........................        43,600       1,128,927
Tokyo Electron Ltd. ..............................         4,300         260,251
Tokyo Gas Co., Ltd. ..............................        87,200         264,931
Tokyu Corp. ......................................        45,800         249,661


SEE NOTES TO FINANCIAL STATEMENTS    F-161

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
JAPAN (CONTINUED)
Toppan Printing Co., Ltd. ........................        22,800    $    234,498
Toray Industries, Inc. ...........................        42,500         169,666
Toshiba Corp. ....................................        71,000         375,077
Tosoh Corp. ......................................        10,000          29,179
Tostem Corp. .....................................         4,000          65,734
Toto Ltd. ........................................        20,800         144,897
Toyo Information Systems Co., Ltd. ...............         3,000         116,638
Toyo Seikan Kaisha Ltd. ..........................        11,000         157,489
Toyobo Ltd. ......................................         8,000          16,161
Toyota Motor Corp. ...............................       100,400       3,533,256
Trans Cosmos, Inc. ...............................           700          28,338
Ube Industries Ltd. ..............................        36,600          73,936
Uni-Charm Corp. First Section ....................         1,400          45,341
UNY Co., Ltd. ....................................         1,000          10,197
World Co., Ltd. (a) ..............................         1,500          48,098
Yakult Honsha Co Ltd. ............................         2,000          21,564
Yamaha Corp. .....................................         2,000          20,153
Yamanouchi Pharmaceutical Co., Ltd. ..............        14,000         392,801
Yamato Transport Co., Ltd. .......................         8,000         167,702
Yamazaki Baking Co., Ltd. ........................         6,000          43,721
Yokogawa Electric Corp. ..........................         5,000          44,491
                                                                    ------------
                                                                      49,825,297
                                                                    ------------
NETHERLANDS 4.0%
ABN Amro Holdings N.V. ...........................        22,801         428,314
Aegon N.V. ADR ...................................        42,400       1,193,461
Akzo Nobel N.V. ..................................         5,134         217,308
ASML Holding N.V. (a) ............................         2,762          61,938
Buhrmann N.V. ....................................         1,669          15,740
Elsevier N.V. ....................................         8,435         104,967
Eurocommercial Properties N.V. ...................         8,500         135,638
Getronics N.V. ...................................        13,394          55,559
Hagemeyer N.V. ...................................         6,152         118,481
Heineken N.V. ....................................        35,232       1,420,590
ING Groep N.V. ...................................        37,360       2,441,603
KLM Royal Dutch Airlines N.V. (a) ................           883          15,548
Koninklijke Ahold N.V. ...........................        35,356       1,107,428
Koninklijke Philips Electronics N.V. .............        68,143       1,806,155
KPN N.V. .........................................        18,031         102,269
Oce N.V. .........................................           342           3,590
Rodamco Europe N.V. ..............................        11,780         438,782
Royal Dutch Petroleum Co. ........................       135,350       7,789,153
TNT Post Group N.V. ..............................        26,594         554,947


                                    F-162     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
NETHERLANDS (CONTINUED)
Uni-Invest N.V. ..................................        13,400    $    130,453
Unilever N.V. ....................................             1              60
Unilever N.V. CVA ................................        52,006       3,117,005
Vedior N.V. ......................................         3,031          27,455
VIB N.V. .........................................        14,883         326,318
Wolters Kluwer N.V. CVA ..........................         3,392          91,170
                                                                    ------------
                                                                      21,703,932
                                                                    ------------
NEW ZEALAND 0.0%
Carter Holt Harvey Ltd. ..........................        20,786          14,315
                                                                    ------------
NORWAY 0.0%
Norske Skogindustrier A.S. 'A' ...................         1,000          15,159
                                                                    ------------
PORTUGAL 0.0%
Banco Comercial Portugues
S.A. (Registered) ................................         9,500          35,386
Electricidade de Portugal S.A. ...................        34,665          82,754
                                                                    ------------
                                                                         118,140
                                                                    ------------
SINGAPORE 0.0%
Sembcorp Industries Ltd. .........................           235             208
Singapore Telecommunications Ltd. ................        72,490          75,593
United Industrial Corp., Ltd. ....................         7,000           3,266
United Overseas Bank Ltd. ........................            80             505
                                                                    ------------
                                                                          79,572
                                                                    ------------
SPAIN 1.7%
Acerinox S.A. ....................................           998          27,711
ACS S.A. (a) .....................................         2,802          77,660
Altadis S.A. .....................................         8,964         127,789
Autopistas Concesionaria Espanola S.A. ...........        13,279         120,731
Azucarere Ebro Agricolas S.A. ....................         3,766          42,274
Banco Bilbao Vizcaya S.A. (Registered) ...........        59,259         766,529
Banco Santander Central Hispano S.A. .............        57,894         524,407
Corporacion Mapfre S.A. ..........................         2,437          50,936
Endesa S.A. ......................................        61,719         984,352
Fomento de Construcciones y Contratas S.A. .......         5,784         110,170
Gas Natural SDG S.A. .............................        27,755         448,772
Grupo Dragados S.A. ..............................         8,955         112,575
Iberdrola S.A. ...................................        55,625         713,401
Immobiliaria Metropolitana Vasco Central S.A. ....        42,838         609,241
Inmobiliaria Colonial S.A. .......................        39,300         460,447
Repsol S.A. ......................................        71,697       1,183,550
Sociedad General de Aguas de Barcelona S.A. ......         8,737         120,337
Sol Melia S.A. ...................................         4,941          43,752
Telefonica S.A. ..................................       136,091       1,677,419
TelePizza S.A. (a) ...............................        10,943          20,380


SEE NOTES TO FINANCIAL STATEMENTS    F-163

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
SPAIN (CONTINUED)
Union Fenosa S.A. ................................        18,507    $    345,458
Vallehermoso S.A. ................................       115,795         738,135
Zardoya-Otis S.A. ................................         2,528          22,685
                                                                    ------------
                                                                       9,328,711
                                                                    ------------
SWEDEN 1.1%
AssiDoman AB .....................................         1,163          24,165
Atlas Copco AB 'A' ...............................         5,350         106,000
Atlas Copco AB 'B' ...............................         3,000          58,198
Castellum AB .....................................        56,010         551,006
Drott AB 'B' .....................................        25,220         263,177
Electrolux AB 'B' ................................        15,900         220,009
Hennes & Mauritz AB 'B' ..........................        42,400         727,029
JM AB 'B' ........................................        21,400         491,882
NetCom Systems AB 'B' (a) ........................         1,110          36,076
Nordbanken Holding AB ............................        12,300          70,114
OM AB ............................................         3,800          48,214
Sandvik AB .......................................        11,800         237,593
SCA AB 'B' .......................................         4,990         105,749
Securitas AB 'B' .................................        20,200         353,796
Skandia Forsakrings AB ...........................        35,200         323,631
Skandinaviska Enskilda Banken AB 'A' .............         5,700          54,240
Skanska AB 'B' (a) ...............................        21,600         204,549
SKF AB 'B' .......................................         3,700          58,341
Svenska Handelsbanken 'A' ........................         8,750         125,096
Svenskt Stal AB 'A' ..............................         2,200          19,013
Telefonaktiebolaget LM Ericsson AB 'B' ...........       224,950       1,230,580
Telia AB .........................................        15,600          78,885
Trelleborg AB 'B' ................................         6,100          45,989
Volvo AB 'A' .....................................         2,200          32,161
Volvo AB 'B' .....................................         8,100         121,389
Wihlborgs Fastigheter AB .........................        91,400         127,731
Wm-Data AB 'B' ...................................        13,500          40,091
                                                                    ------------
                                                                       5,754,704
                                                                    ------------
SWITZERLAND 4.2%
ABB Ltd. (New) (a) ...............................        30,388         459,886
Adecco S.A. (Registered) (a) .....................         7,850         369,504
CS Holding AG (Registered) (a) ...................         3,610         593,532
Georg Fischer AG (Registered) ....................            93          22,379
Givaudan (Registered) ............................           249          69,063
Holcim Ltd. 'B' (a) ..............................           450          91,637
Holcim Ltd. (Registered) (a) .....................           460          22,574
Lonza AG .........................................             9           5,253
Nestle S.A. (Registered) (a) .....................        26,750       5,685,473


                                     F-164     SEE NOTES TO FINANCIAL STATEMENTS
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JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
SWITZERLAND (CONTINUED)
Novartis AG (a) ..................................       210,240    $  7,609,254
Roche Holding AG (a) .............................        55,800       4,020,531
Roche Holding AG Bearer (a) ......................        15,200       1,238,970
Swiss Re (Registered) ............................           286         571,586
SMH AG (Bearer) (a) ..............................           169         169,254
Sulzer AG (Registered) ...........................           117          37,236
Swatch Group AG (Registered) .....................           230          48,948
Swisscom AG (Registered) .........................         2,549         607,006
Syngenta AG ADR (a) ..............................         1,569          82,496
UBS AG ...........................................         5,328         763,345
Valora Holding AG ................................           150          26,623
Zurich Financial Services AG .....................         1,708         582,543
                                                                    ------------
                                                                      23,077,093
                                                                    ------------
UNITED KINGDOM 10.1%
Abbey National plc ...............................        23,938         419,711
Amvescap plc .....................................        20,045         348,631
ARM Holdings plc (a) .............................        27,849         105,304
AstraZeneca Group plc ............................        89,042       4,154,407
BAA plc ..........................................        43,691         406,096
Barclays plc .....................................        31,785         975,824
Bass plc .........................................        44,904         469,858
BG Group plc .....................................       148,773         587,168
Blue Circle Industries plc .......................         4,562          31,625
BOC Group plc ....................................        14,778         216,442
Boots Co. plc ....................................        30,698         259,823
BP plc ...........................................       606,062       4,988,779
British Aerospace plc ............................       113,971         546,518
British Airways plc ..............................        59,768         289,548
British American Tobacco plc .....................        79,212         602,390
British Land Co. plc .............................       200,440       1,369,049
British Sky Broadcasting Group plc (a) ...........        65,146         627,533
British Telecommunications plc ...................       316,420       1,991,885
Bunzl plc ........................................         2,470          17,045
Cadbury Schweppes plc ............................        65,024         439,091
Canary Wharf Finance plc (a) .....................        28,963         225,968
Capita Group plc .................................        36,618         238,506
Carlton Communications plc .......................        27,373         129,525
Centrica plc .....................................       141,495         452,833
Chelsfield plc ...................................       105,038         495,546
Commercial Union plc .............................        56,056         776,012
Compass Group plc (a) ............................        61,746         491,304
Corus Group plc ..................................        21,604          18,483
Diageo plc .......................................       119,051       1,307,737


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JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED KINGDOM (CONTINUED)
EMI Group plc ....................................        29,749    $    168,419
GKN plc ..........................................        24,487         235,187
GlaxoSmithKline plc ..............................       362,915      10,221,806
Granada Compass plc ..............................        61,746         129,782
Grantchester Holdings plc ........................        65,389         178,096
Great Portland Estates plc .......................        77,260         307,917
Great Universal Stores plc .......................        44,093         377,853
Halifax plc ......................................        39,599         458,404
Hammerson plc ....................................        54,910         371,181
Hanson plc .......................................         5,463          40,275
Hays plc .........................................        69,812         180,163
Hilton Group plc .................................        85,109         286,461
HSBC Holdings plc ................................       205,359       2,436,556
Imperial Chemical Industries plc .................        13,574          79,714
Invensys plc .....................................       167,917         319,243
Johnson Matthey plc ..............................         1,089          16,441
Kingfisher plc ...................................        52,687         285,479
Land Securities plc ..............................        87,439       1,076,241
Lattice Group plc ................................       148,773         332,606
Legal & General Group plc ........................       139,396         316,550
Lloyds TSB Group plc .............................        86,992         871,660
Logica plc .......................................        13,804         167,768
Marconi plc ......................................        78,302         278,988
Marks & Spencer plc ..............................       113,345         418,212
Misys plc ........................................        25,193         176,331
National Grid Group plc ..........................        56,007         413,301
National Power plc ...............................        29,961         126,476
New Dixons Group plc .............................        68,445         224,590
Nycomed Amersham plc .............................        26,258         190,442
P&O Princess Cruises plc .........................        23,741         123,707
Pearson plc ......................................        20,734         342,218
Peninsular & Oriental Steam Navigation Co. .......        23,741          88,935
Prudential Corp. plc .............................        45,572         552,578
Psion plc ........................................         1,563           1,981
Railtrack Group plc ..............................        18,189          85,556
Reed International plc ...........................        38,373         340,454
Rentokil Initial plc .............................        76,920         261,065
Reuters Holdings plc .............................        53,825         699,646
Rexam plc ........................................         2,634          11,462
Rio Tinto plc (Registered) .......................        19,164         340,595
RMC Group plc ....................................         1,670          16,110
Royal Bank of Scotland Group plc .................        43,186         953,026
Sainsbury (J) plc ................................        71,828         448,369
Schroders plc ....................................         9,296         107,023


                                     F-166     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED KINGDOM (CONTINUED)
Scottish Power plc ...............................        69,783    $    513,977
Slough Estates plc ...............................       105,990         514,217
Smith & Nephew plc ...............................         8,271          42,981
Tesco plc ........................................       263,336         951,240
The Sage Group plc ...............................        46,292         165,589
3i Group plc .....................................        21,094         316,671
Unilever plc .....................................        99,302         837,679
United Utilities plc .............................        28,616         271,418
Vodafone Group plc ...............................     1,503,856       3,335,643
WPP Group plc ....................................        32,153         316,966
                                                                    ------------
                                                                      55,307,889
                                                                    ------------

UNITED STATES 43.2%
3Com Corp. (a) ...................................        17,500          83,125
A.G. Edwards, Inc. ...............................         4,100         184,500
A.H. Belo Corp. 'A' ..............................         5,800         109,272
Abbott Laboratories ..............................        62,800       3,015,028
Abercrombie & Fitch Co. 'A' (a) ..................         5,100         226,950
Acxiom Corp. (a) .................................         4,600          60,214
Adobe Systems, Inc. ..............................        28,600       1,344,200
Advanced Fibre Communications, Inc. (a) ..........         4,100          86,100
AES Corp. (a) ....................................         7,800         335,790
Affiliated Computer Services, Inc. (a) ...........         2,500         179,775
Agilent Technologies, Inc. (a) ...................         7,104         230,880
Air Products & Chemicals, Inc. ...................         2,300         105,225
Albertson's, Inc. ................................        15,200         455,848
Alcoa, Inc. ......................................        48,900       1,926,660
Allegheny Technologies, Inc. .....................        16,900         305,721
ALLETE ...........................................         3,900          87,750
Alliant Energy Corp. .............................         4,100         119,515
Allmerica Financial Corp. ........................         2,800         161,000
Allstate Corp. ...................................        16,200         712,638
Amazon.com, Inc. (a) .............................         5,000          70,750
Amercian Electric Power Co., Inc. ................         5,340         246,549
American Eagle Outfitters, Inc. (a) ..............         3,600         126,864
American Express Co. .............................        16,600         644,080
American Financial Group, Inc. ...................         3,500         106,050
American Home Products Corp. .....................        50,700       2,962,908
American International Group, Inc. ...............        40,705       3,500,630
American Power Conversion Corp. (a) ..............         8,300         130,725
American Standard Cos., Inc. (a) .................         3,500         210,350
American Water Works, Inc. .......................         5,100         168,147
AmeriCredit Corp. (a) ............................         4,100         212,995
Amerisource Health Corp., 'A' (a) ................         2,800         154,840


SEE NOTES TO FINANCIAL STATEMENTS    F-167

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Amgen, Inc. (a) ..................................        13,800    $    837,384
AMR Corp. (a) ....................................        11,800         426,334
Anheuser-Busch Cos., Inc. 'A' ....................        38,300       1,577,960
AOL Time Warner, Inc. (a) ........................        95,200       5,045,600
Apogent Technologies, Inc. (a) ...................         5,300         130,380
Apollo Group, Inc. 'A' (a) .......................         5,800         246,210
Apple Computer, Inc. (a) .........................         1,900          44,175
Applera Corp.- Applied Biosystems Group ..........         5,100         136,425
Applied Materials, Inc. (a) ......................        13,200         648,120
Arrow Electronics, Inc. (a) ......................         5,100         123,879
Associated Banc-Corp. ............................         3,440         123,806
Astoria Financial Corp. ..........................         2,500         137,500
AT&T Corp. Liberty Media Group 'A' (a) ...........        45,198         790,513
AT&T Wireless Group (a) ..........................       108,244       1,769,789
Atmel Corp. (a) ..................................        24,000         323,760
Automatic Data Processing, Inc. ..................        20,700       1,028,790
Avaya, Inc. (a) ..................................         1,362          18,660
Avnet, Inc. ......................................         4,800         107,616
Avon Products, Inc. ..............................        10,800         499,824
Baker Hughes, Inc. ...............................        21,300         713,550
Bank of America Corp. ............................        11,100         666,333
Bank of New York Co., Inc. .......................         4,100         196,800
Bank One Corp. ...................................         7,400         264,920
Banknorth Group, Inc. ............................         7,400         167,610
Barnes & Noble, Inc. (a) .........................         3,200         125,920
Barr Laboratories, Inc. ..........................         1,800         126,738
Baxter International, Inc. .......................        15,800         774,200
Beckman Coulter, Inc. ............................         3,000         122,400
BellSouth Corp. ..................................        45,900       1,848,393
Bergen Brunswig Corp. 'A' ........................         6,900         132,618
BISYS Group, Inc. (a) ............................         3,000         177,000
BJ Services Co. (a) ..............................         4,100         116,358
BJ's Wholesale Club, Inc. (a) ....................         3,700         197,062
Black Hills Corp. ................................         1,300          52,299
Boeing Co. .......................................        27,100       1,506,760
Borders Group, Inc. (a) ..........................         4,100          91,840
Bowater, Inc. ....................................         2,500         111,850
Brinker International, Inc. (a) ..................         5,050         130,543
Bristol-Myers Squibb Co. .........................        73,600       3,849,280
Broadcom Corp. 'A' (a) ...........................         2,300          98,348
Broadwing, Inc. (a) ..............................        11,100         271,395
Burlington Northern Railroad Co. .................        23,600         712,012
Cabot Corp. (a) ..................................         3,500         126,070
Cabot Microelectronics Corp. .....................         1,129          69,998


                                     F-168     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Cadence Design Systems, Inc. (a) .................        12,700    $    236,601
Callaway Golf Co. ................................         3,900          61,620
Campbell Soup Co. ................................        17,700         455,775
Catalina Marketing Corp. (a) .....................         2,800          85,428
Caterpillar, Inc. ................................         8,300         415,415
CDW Computer Center, Inc. (a) ....................         4,400         174,724
Cendant Corp. (a) ................................        31,500         614,250
Ceridian Corp. (a) ...............................         7,400         141,858
C.H. Robinson Worldwide, Inc. ....................         4,400         122,716
Checkfree Corp. (a) ..............................         3,900         136,773
Chevron Corp. ....................................        29,700       2,687,850
Choicepoint, Inc. (a) ............................         3,200         134,560
Chris-Craft Industries, Inc. (a) .................         1,591         113,598
Cigna Corp. ......................................        20,700       1,983,474
Cirrus Logic, Inc. (a) ...........................         4,100          94,423
Cisco Systems, Inc. (a) ..........................       113,500       2,065,700
Citigroup, Inc. ..................................        76,166       4,024,612
City National Corp. ..............................         2,500         110,725
Clayton Homes, Inc. ..............................        78,000       1,226,160
Clorox Co. .......................................         7,400         250,490
CNF Transportation, Inc. .........................         2,500          70,625
Coach, Inc. (a) ..................................         2,300          87,515
Coca-Cola Co. ....................................        74,800       3,366,000
Compass Bancshares, Inc. .........................         6,200         164,300
Computer Associates International, Inc. ..........        11,400         410,400
Conectiv, Inc. ...................................         4,600          99,360
Consolidated Edison, Inc. ........................         3,900         155,220
Constellation Energy Group .......................        35,300       1,503,780
Cooper Cameron Corp. (a) .........................         2,800         156,240
COR Therapeutics, Inc. (a) .......................         2,800          85,400
Corning, Inc. ....................................        30,850         515,503
CSG Systems International, Inc. (a) ..............         2,800         162,400
CVS Corp. ........................................        11,400         440,040
Cypress Semiconductor Corp. (a) ..................         6,700         159,795
Cytec Industries, Inc. (a) .......................         2,100          79,800
Dean Foods Co. ...................................         1,800          72,360
Deere & Co. ......................................        12,800         484,480
Dell Computer Corp. (a) ..........................        42,100       1,100,915
Delphi Automotive Systems Corp. ..................        25,109         399,987
DENTSPLY International, Inc. .....................         2,500         110,875
DeVry, Inc. (a) ..................................         3,700         133,644
Diebold, Inc. ....................................         3,700         118,955
Dime Bancorp, Inc. ...............................         5,500         204,875
Dollar Tree Stores, Inc. (a) .....................         5,550         154,512


SEE NOTES TO FINANCIAL STATEMENTS    F-169

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Dominion Resources, Inc. .........................         4,400    $    264,572
Dow Chemical Co. .................................        37,866       1,259,044
DPL, Inc. ........................................         6,422         185,982
DST Systems, Inc. (a) ............................         6,500         342,550
DTE Energy Co. ...................................           829          38,499
Du Pont (EI) de Nemours Co. ......................        31,050       1,497,852
Duke Power Co. ...................................        75,600       2,949,156
Dun & Bradstreet Corp. (a) .......................         4,100         115,620
E*TRADE Group, Inc. (a) ..........................        16,400         105,780
Eastman Kodak Co. ................................         6,400         298,752
eBay, Inc. (a) ...................................         6,900         472,581
EL Paso Energy Corp. .............................         9,435         495,715
Electronic Arts, Inc. (a) ........................         6,900         399,510
Electronic Data Systems Corp. ....................        17,700       1,106,250
Eli Lilly & Co. ..................................        42,000       3,108,000
EMC Corp. (a) ....................................        33,500         973,175
Emmis Broadcasting Corp. (a) .....................         2,300          70,725
Energizer Holdings, Inc. (a) .....................         4,600         105,570
Energy East Corp. ................................         6,000         125,460
Enron Corp. ......................................        27,600       1,352,400
Ensco International, Inc. ........................         7,100         166,140
Entercom Communications Corp. (a) ................         2,300         123,303
Entergy Corp. ....................................         4,400         168,916
Equitable Resources, Inc. ........................         3,200         106,592
Equity Office Properties Trust ...................        17,200         544,036
Exelon Corp. .....................................         6,450         413,574
Expeditors International of Washington, Inc. .....         2,500         149,997
Express Scripts, Inc., 'A' (a) ...................         4,200         231,126
Exxon Mobil Corp. ................................       142,309      12,430,692
Family Dollar Stores, Inc. .......................         8,800         225,544
Fastenal Co. .....................................         1,800         111,564
Federal Home Loan Mortgage Corp. .................        14,600       1,243,190
FedEx Corp. (a) ..................................        12,300         494,460
First Data Corp. .................................        19,200       1,233,600
First Health Group Corp. (a) .....................         5,000         120,600
First Tennessee National Corp. ...................         6,700         232,557
First Union Corp. (N.C.) .........................         5,800         202,652
First Virginia Banks, Inc. .......................         2,300         108,376
FirstEnergy Corp. ................................         4,400         141,504
FirstMerit Corp. .................................         4,600         121,440
FleetBoston Financial Corp. ......................           400          15,780
Ford Motor Co. ...................................        31,000         761,050
Foundation Health Systems 'A' ....................         6,200         107,880
Foundry Networks, Inc. (a) .......................           400           7,992


                                     F-170     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
FPL Group, Inc. ..................................         3,000    $    180,630
Galileo International, Inc. ......................         4,600         149,500
Gallagher (Arthur J.) & Co. ......................         4,100         106,600
Gannett Co., Inc. ................................         9,300         612,870
Gap, Inc. ........................................        23,625         685,125
Gatx Corp. .......................................         2,500         100,250
General Electric Co. .............................       226,799      11,056,452
General Motors Corp. .............................        17,200       1,106,820
Gentex Corp. (a) .................................         3,900         108,693
Genuine Parts Co. ................................        23,100         727,650
Genzyme Corp. (a) ................................         7,200         439,200
Georgia-Pacific Corp. ............................         1,800          60,930
Georgia-Pacific Corp. (Timber Group) .............         4,100         146,575
Gilead Sciences, Inc. (a) ........................         4,800         279,312
Gillette Co. .....................................        35,900       1,040,741
Global Marine, Inc. (a) ..........................        11,100         206,793
Golden State Bancorp, Inc. (a) ...................         6,900         212,520
Grant Prideco, Inc. (a) ..........................         5,500          96,195
GreenPoint Financial Corp. .......................         5,300         203,520
H.J. Heinz Co. ...................................        22,100         903,669
Halliburton Co. ..................................        62,000       2,207,200
Hanover Compressor Co. (a) .......................         3,000          99,270
Harris Corp. .....................................         3,500          95,235
Harte - Hanks Communications, Inc. ...............         3,500          86,660
HCC Insurance Holdings Inc. ......................         3,100          75,950
Health Management Associates, Inc. 'A' (a) .......        12,400         260,896
HEALTHSOUTH Corp. (a) ............................        20,700         330,579
Helmerich & Payne, Inc. ..........................         2,500          77,050
Henry (Jack) & Associates ........................         4,600         142,600
Herman Miller, Inc. ..............................         3,900          94,380
Hewlett-Packard Co. ..............................        33,800         966,680
Hibernia Corp. 'A' ...............................         8,100         144,180
Hillenbrand Industries, Inc. .....................         3,200         182,752
Hilton Hotels Corp. ..............................        21,200         245,920
Hispanic Broadcasting Corp. (a) ..................         5,500         157,795
Home Depot, Inc. .................................        35,900       1,671,145
Homestake Mining Co. .............................         3,900          30,225
HON INDUSTRIES, Inc. .............................         3,000          72,660
Hormel Foods Corp. ...............................         7,100         172,814
Houghton Mifflin Co. .............................         1,400          83,902
Household International, Inc. ....................         8,500         566,950
Hubbell, Inc. 'B' ................................         3,000          87,000
IBP, Inc. ........................................         5,500         138,875
ICN Pharmaceuticals, Inc. ........................         4,100         130,052


SEE NOTES TO FINANCIAL STATEMENTS    F-171

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Idacorp, Inc. ....................................         1,800    $     62,784
IDEC Pharmaceuticals Corp. (a) ...................         7,400         500,906
Illinois Tool Works, Inc. ........................         9,800         620,340
Incyte Pharmaceuticals, Inc. (a) .................         3,200          78,464
Indymac Mortgage Holdings, Inc. (a) ..............         3,200          85,760
Integrated Device Technology, Inc. (a) ...........         5,500         174,295
Intel Corp. ......................................       111,200       3,252,600
International Business Machines Corp. ............        28,900       3,265,700
International Flavors & Fragrances, Inc. .........         1,250          31,413
International Game Technology (a) ................         3,700         232,175
International Paper Co. ..........................        18,065         644,920
International Rectifier Corp. (a) ................         3,200         109,120
International Speedway Corp. (a) .................         2,800         117,600
Investment Technology Group, Inc. (a) ............         1,600          80,464
Investors Financial Services Corp. ...............         1,600         107,200
IVAX Corp. (a) ...................................        10,100         393,900
Jacobs Engineering Group, Inc. (a) ...............         1,400          91,322
JDS Uniphase Corp. (a) ...........................        14,500         181,250
Johnson & Johnson ................................       100,000       5,000,000
Jones Apparel Group, Inc. (a) ....................         6,200         267,840
J.P. Morgan Chase & Co. ..........................        43,720       1,949,912
Kansas City Power & Light ........................         3,200          78,560
Kemet Corp. (a) ..................................         4,600          91,126
Kimberly-Clark Corp. .............................        18,300       1,022,970
Kroger Co. (a) ...................................        22,100         552,500
L-3 Communications Holdings, Inc. (a) ............         1,800         137,340
LaBranche & Co., Inc. (a) ........................         3,000          87,000
Lam Research Corp. (a) ...........................         6,200         183,830
Lattice Semiconductor Corp. (a) ..................         5,500         134,200
Lear Corp. (a) ...................................         3,200         111,680
Lee Enterprises, Inc. ............................         2,300          75,900
Legato Systems, Inc. (a) .........................         4,400          70,180
Legg Mason, Inc. .................................         3,200         159,232
Lennar Corp. .....................................         3,200         133,440
Leucadia National Corp. ..........................         2,700          87,615
Level 3 Communications, Inc. (a) .................         4,700          25,803
Lincare Holdings, Inc. ...........................         5,600         168,056
Louisiana-Pacific Corp. ..........................         1,350          15,836
Lubrizol Corp. ...................................         2,800          86,940
Lucent Technologies, Inc. ........................        80,795         500,929
Lyondell Petrochemical Co. .......................         6,000          92,280
M&T Bank Corp. ...................................         4,369         329,859
Macrovision Corp. (a) ............................         2,500         171,250
Mandalay Resort Group (a) ........................         3,900         106,860


                                     F-172     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Manpower, Inc. ...................................         3,900    $    116,610
Marine Drilling Co., Inc. (a) ....................         3,000          57,330
Marsh & McLennan Cos., Inc. ......................         8,100         818,100
Marshall & Ilsley Corp. ..........................         5,300         285,670
Martin Marietta Corp. ............................         2,300         113,827
Masco Corp. ......................................        18,300         456,768
MBNA Corp. .......................................        20,000         659,000
McCormick & Co., Inc. ............................         3,500         147,070
McDATA Corp. (a) .................................         1,214          21,306
McDonald's Corp. .................................        42,800       1,158,168
McKesson Corp. ...................................         2,383          88,457
MDU Resources Group ..............................         3,500         110,740
Mead Corp. .......................................         1,100          29,854
Medtronic, Inc. ..................................        22,100       1,016,821
Mentor Graphics Corp. (a) ........................         3,200          56,000
Mercantile Bankshares Corp. ......................         3,700         144,781
Merck & Co., Inc. ................................        81,800       5,227,838
Merrill Lynch & Co., Inc. ........................        23,500       1,392,375
Micrel, Inc. (a) .................................         4,400         145,200
Microchip Technology, Inc. (a) ...................         6,700         223,981
Micron Technology, Inc. (a) ......................         9,300         382,230
Microsoft Corp. (a) ..............................        99,900       7,292,700
Millennium Pharmaceuticals, Inc. (a) .............        10,800         384,264
MiniMed, Inc. (a) ................................         3,200         153,600
Minnesota Mining & Manufacturing Co. .............        12,800       1,460,480
Mirant Corp. (a) .................................        17,614         605,922
Mohawk Industries, Inc. (a) ......................         2,800          98,560
Montana Power Co. ................................         5,500          63,800
MONY Group, Inc. (The) ...........................         2,500         100,325
Motorola, Inc. ...................................        53,100         879,336
Murphy Oil Corp. .................................         2,300         169,280
Mylan Laboratories, Inc. .........................         6,500         182,845
National City Corp. ..............................         5,600         172,368
National Commerce Financial Corp. ................        10,600         258,322
National Fuel Gas Co. ............................         2,100         109,179
National Instruments Corp. (a) ...................         2,500          81,125
National-Oilwell, Inc. (a) .......................         4,100         109,880
Neiman-Marcus Group, Inc. 'A' (a) ................         2,500          77,500
Networks Associates, Inc. (a) ....................         7,100          88,395
Neuberger Berman, Inc. ...........................         2,500         170,000
Newmont Mining Corp. .............................        19,700         366,617
Newport News Shipbuilding, Inc. ..................         1,800         110,250
Nextel Communications, Inc. 'A' (a) ..............         9,700         169,750
Nike, Inc. 'B' ...................................        11,800         495,482


SEE NOTES TO FINANCIAL STATEMENTS             F-173

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
NiSource, Inc. ...................................         2,249    $     61,465
Noble Affiliates, Inc. ...........................         2,800          98,980
North Fork Bancorp, Inc. .........................         8,300         257,300
Northeast Utilities ..............................         7,400         153,550
Nova Corp/Georgia (a) ............................         3,500         110,075
NSTAR ............................................         2,800         119,168
Nucor Corp. ......................................           900          44,001
NVIDIA Corp. (a) .................................         3,500         324,625
Occidental Petroleum Corp. .......................         7,400         196,766
Ocean Energy, Inc. ...............................         8,500         148,325
OGE Energy Corp. .................................         3,900          88,179
Old Republic International Corp. .................         6,000         174,000
Omnicare, Inc. ...................................         4,800          96,960
Omnicon Group, Inc. ..............................         5,400         464,400
Oracle System Corp. (a) ..........................       120,100       2,281,900
Outback Steakhouse, Inc. (a) .....................         3,900         112,320
Owens-Illinois, Inc. (a) .........................         1,600          10,848
Oxford Health Plans, Inc. (a) ....................         5,100         145,860
Pacific Century Financial Corp. ..................         4,100         105,739
Palm, Inc. (a) ...................................         5,900          35,813
Park Place Entertainment Corp. (a) ...............        15,200         183,920
Payless ShoeSource, Inc. (a) .....................         1,200          77,640
Pentair, Inc. ....................................         2,500          84,500
PeopleSoft, Inc. (a) .............................         7,000         344,610
Pfizer, Inc. .....................................       129,400       5,182,470
Pharmacia Corp. ..................................        54,100       2,485,895
Phelps Dodge Corp. ...............................           900          37,350
Philip Morris Cos., Inc. .........................        66,400       3,369,800
Pioneer Natural Resources Co. (a) ................         5,100          86,955
Plexus Corp. (a) .................................         2,100          69,300
PMI Group, Inc. ..................................         2,300         167,118
PNC Bank Corp. ...................................         2,800         184,212
Polycom, Inc. (a) ................................         4,100          94,669
Potomac Electric Power Co. .......................         5,800         121,336
PPG Industries, Inc. .............................         1,900          99,883
Praxair, Inc. ....................................         1,650          77,550
Precision Castparts Corp. ........................         2,500          93,550
Procter & Gamble Co. .............................        20,200       1,288,760
Protective Life Corp. ............................         3,200         109,984
Protein Design Labs, Inc. (a) ....................         2,300         199,548
Provident Financial Group ........................         2,500          82,300
Public Service Co. of New Mexico .................         2,100          67,410
Public Service Enterprise Group, Inc. ............         3,900         190,710
Puget Energy, Inc. ...............................         4,400         115,280


                                     F-174     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
QUALCOMM, Inc. (a) ...............................        15,950    $    932,756
Quanta Services, Inc. (a) ........................         3,000          66,120
Quantum Corp.-DLT & Storage Systems (a) ..........         7,800          78,702
Quest Diagnostics, Inc. (a) ......................         2,300         172,155
Questar Corp. ....................................         4,100         101,516
Qwest Communications International ...............        25,050         798,343
R.J. Reynolds Tobacco Holdings, Inc. .............         5,300         289,380
Radian Group, Inc. ...............................         4,600         186,070
Rational Software Corp. (a) ......................        10,400         291,720
Reader's Digest Association, Inc. (The) 'A' ......        10,700         307,625
Reliant Energy, Inc. .............................         4,700         151,387
Retek, Inc. (a) ..................................         2,500         119,850
Reynolds & Reynolds Co. 'A' ......................         4,600         100,970
RF Micro Devices, Inc. (a) .......................         8,300         223,851
Rohm & Haas Co. ..................................         2,300          75,670
Roslyn Bancorp, Inc. .............................         3,300          86,790
Ross Stores, Inc. ................................         4,100          98,195
Saks, Inc. (a) ...................................         7,400          71,040
Samina Corp. (a) .................................         1,200          28,092
SanDisk Corp. (a) ................................         3,500          97,615
Sara Lee Corp. ...................................        42,800         810,632
SBC Communications, Inc. .........................        61,998       2,483,640
Scana Corp. ......................................         5,278         149,895
Schlumberger Ltd. ................................         6,600         347,490
Scholastic Corp. (a) .............................         1,800          81,000
Schwab (Charles) Corp. ...........................        18,800         287,640
SCI Systems, Inc. (a) ............................         7,600         193,800
Sealed Air Corp. (a) .............................           900          33,525
Sears, Roebuck & Co. .............................        11,400         482,334
SEI Corp. ........................................         5,500         260,700
Semtech Corp. (a) ................................         3,500         105,000
Sepracor, Inc. (a) ...............................         3,900         155,220
Silicon Valley Bancshares (a) ....................         2,500          55,000
Six Flags, Inc. (a) ..............................         4,100          86,264
Smith International, Inc. (a) ....................         2,500         149,750
Solectron Corp. (a) ..............................         7,400         135,420
Solutia, Inc. ....................................         5,300          67,575
Sonoco Products Co. ..............................         5,100         126,888
Southern Co. .....................................        44,300       1,029,975
Sovereign Bancorp, Inc. ..........................        12,700         165,100
SPX Corp. (a) ....................................         1,200         150,216
St. Paul Cos., Inc. ..............................             1              51
Staples, Inc. (a) ................................         4,450          71,156
Starwood Hotels & Resorts Worldwide, Inc. ........        10,300         383,984


SEE NOTES TO FINANCIAL STATEMENTS    F-175

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Stone & Webster, Inc. (a) ........................         3,700    $      4,903
Storage Technology Corp. (a) .....................         5,300          72,928
Suiza Foods Corp. (a) ............................         1,400          74,340
SunGard Data Systems, Inc. (a) ...................        13,800         414,138
Suntrust Banks, Inc. .............................         3,300         213,774
Sybase, Inc. (a) .................................         5,100          83,895
Symantec Corp. (a) ...............................         3,900         170,391
Synopsys, Inc. (a) ...............................         3,200         154,848
Target Corp. .....................................        22,700         785,420
TCF Financial Corp. ..............................         4,100         189,871
Technical Data Corp. (a) .........................         2,800          93,408
Teco Energy, Inc. ................................         6,900         210,450
Teleflex, Inc. ...................................         2,100          92,400
Telephone & Data Systems, Inc. ...................         3,000         326,250
Temple-Inland, Inc. ..............................           600          31,974
Tenet Healthcare Corp. (a) .......................        12,800         660,352
Texas Instruments, Inc. ..........................        27,300         859,950
The Interpublic Group of Cos., Inc. ..............         2,850          83,648
Tidewater, Inc. ..................................         2,800         105,560
Tootsie Roll Industries, Inc. ....................         2,600         100,204
Transocean Offshore, Inc. ........................         2,500         103,125
Triad Hospitals, Inc. (a) ........................         3,200          94,304
Trigon Healthcare, Inc. (a) ......................         1,800         116,730
Triquint Semiconductor, Inc. (a) .................         3,900          87,750
Trustco Bank Corp. ...............................           414           5,527
TXU Corp. ........................................         4,700         226,493
Tyson Foods, Inc. ................................        11,500         105,915
UAL Corp. ........................................         2,900         101,935
Ultramar Diamond Shamrock Corp. ..................         4,400         207,900
United Rentals, Inc. (a) .........................         3,700          96,015
United Technologies Corp. ........................        18,700       1,369,962
Unitrin, Inc. ....................................         3,500         134,400
Unocal Corp. .....................................         4,900         167,335
UnumProvident Corp. ..............................         6,500         208,780
US Bancorp .......................................         3,825          87,172
USX-Marathon Group ...............................        19,000         560,690
USX-U.S. Steel Group, Inc. .......................         1,000          20,150
UtliCorp. United, Inc. ...........................         5,750         175,662
Valassis Communications, Inc. (a) ................         2,800         100,240
Valero Energy Corp. ..............................         3,200         117,696
Valspar Corp. ....................................         2,500          88,750
Varco International, Inc. (a) ....................         5,000          93,050
Vectren Corp. ....................................         3,500          72,450
Verizon Communications, Inc. .....................        61,900       3,311,650


                                     F-176     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
UNITED STATES (CONTINUED)
Vertex Pharmaceuticals, Inc. (a) .................         3,000    $    148,500
Viacom, Inc., 'B' (a) ............................        19,423       1,005,140
Viad Corp. .......................................         4,800         126,720
Vishay Intertechnology, Inc. (a) .................         7,100         163,300
Visteon Corp. ....................................         4,106          75,468
Vulcan Materials Co. .............................         2,750         147,812
Wachovia Corp. ...................................         1,300          92,495
Waddell & Reed Financial, Inc., 'A' ..............         4,400         139,700
Wal-Mart Stores, Inc. ............................        78,300       3,821,040
Walgreen Co. .....................................        21,700         741,055
Walt Disney Co. ..................................        38,800       1,120,932
Washington Mutual, Inc. ..........................         3,750         140,813
Washington Post Co. 'B' ..........................           500         287,000
Waste Management, Inc. ...........................        31,500         970,830
Waters Corp. (a) .................................         6,700         184,987
Weatherford International, Inc. (a) ..............         5,500         264,000
Webster Financial Corp. ..........................         2,500          81,950
Wells Fargo Co. ..................................        10,300         478,229
Westamerica Bancorporation .......................         1,800          70,650
Western Resources, Inc. ..........................         3,700          79,550
Westwood One, Inc. (a) ...........................         5,500         202,675
Weyerhaeuser Co. .................................         3,750         206,137
Whirlpool Corp. ..................................         4,500         281,250
Whitman Corp. ....................................         8,100         107,730
Williams Communications Group. (a) ...............         9,539          28,140
Williams Cos., Inc. ..............................        11,600         382,220
Williams-Sonoma, Inc. (a) ........................         3,000         116,460
Wilmington Trust Corp. ...........................         1,600         100,240
Wind River Systems, Inc. (a) .....................         3,900          68,094
Wisconsin Energy .................................         6,200         147,374
WorldCom Inc - MCI Group (a) .....................         2,712          43,663
Worldcom, Inc. (a) ...............................        67,800         962,760
Xerox Corp. ......................................         9,600          91,872
Yahoo!, Inc. (a) .................................        14,300         285,857
Zions Bancorp ....................................         4,400         259,600
                                                                    ------------
                                                                     237,245,618
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $496,286,155) .........................................     477,211,449
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS               F-177

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                               SHARES       VALUE
PREFERRED STOCKS 0.1%
AUSTRALIA 0.1%
News Corp., Ltd. .................................        73,156    $    588,430
                                                                    ------------

GERMANY 0.0%
Volkswagen AG ....................................         1,850          56,380
                                                                    ------------

ITALY 0.0%
Fiat S.p.A. (Privilegiate) .......................         1,625          21,075
                                                                    ------------

TOTAL PREFERRED STOCKS
   (Cost $733,138) .............................................         665,885
                                                                    ------------

INVESTMENT COMPANY 0.3%
UNITED STATES 0.3%
Latin American Discovery Fund (b)
   (Cost $173,981) ...............................       160,800       1,664,280
                                                                    ------------
                                                          NO. OF
                                                         WARRANTS
WARRANT 0.0%
UNITED STATES 0.0%
Golden State Bancorp, Inc. expiring 12/31/60
   (Cost $0) .....................................          1,000          1,310
                                                                    ------------
                                                           PAR
                                                          VALUE
COVERTIBLE DEBENTURES 0.0%
FRANCE 0.0%
Casino Guich-Perrachon 4.50%, 7/12/01 ............     FRF 70,400         59,585
Sodexho S.A. 6.00%, 6/7/04 .......................          3,811          3,270
                                                                    ------------
   (Cost $69,841) ...............................................         62,855
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 87.4%
   (Cost $497,263,115) ..........................................    479,605,779
                                                                    ------------
SHORT-TERM INVESTMENT 12.1%
REPURCHASE AGREEMENT 12.1%
J.P. Morgan Securities Inc. 3.55%, dated
6/29/01, due 7/2/01, to be repurchased at
$66,617,702, collateralized by U.S. Treasury
Inflation Notes 3.625%, due 1/15/08,
valued at $67,967,477
   (Cost $66,598,000) ............................   $ 66,598,000     66,598,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES 99.5%
   (Cost $563,861,115) ..........................................    546,203,779
                                                                    ------------


                                    F-178     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

DESCRIPTION                                                            VALUE
FOREIGN CURRENCY  0.1%
   (Cost $565,903) ..............................................   $    561,404
                                                                    ------------
TOTAL INVESTMENTS  99.6%
   (Cost $564,427,018) ..........................................    546,765,183

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4% .....................      1,965,930
                                                                    ------------

NET ASSETS  100% ................................................   $548,731,113
                                                                    ============

(A)   NON-INCOME PRODUCING SECURITY

(B) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.

ADR   AMERICAN DEPOSITARY RECEIPT

CVA   SHARE CERTIFICATES

FRF   FRENCH FRANC

GDR   GLOBAL DEPOSITARY RECEIPT

RNC   NON-CONVERTIBLE SAVINGS SHARES

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       MARKET           PERCENT OF
INDUSTRY                                               VALUE            NET ASSETS
Health Care ..............................          $ 78,348,492            14.3%
Financials ...............................            77,092,463            14.1
Consumer Discretionary ...................            61,107,846            11.1
Information Technology ...................            52,115,725             9.5
Industrials ..............................            50,131,213             9.1
Energy ...................................            44,097,613             8.0
Consumer Staples .........................            42,334,130             7.7
Utilities ................................            27,960,797             5.1
Telecommunication Services ...............            27,870,333             5.1
Materials ................................            18,547,167             3.4
                                                    ------------            ----
                                                    $479,605,779            87.4%
                                                    ============            ====


SEE NOTES TO FINANCIAL STATEMENTS     F-179

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $563,861,115) (including
  repurchase agreement of $66,598,000) ................................      $546,203,779
Foreign Currency (Cost $565,903) ......................................           561,404
Cash ..................................................................               750
Margin Deposit on Futures Contracts ...................................         4,819,866
Receivable for:
  Fund Shares Sold ....................................................        14,180,786
  Dividends ...........................................................           523,200
  Foreign Withholding Tax Reclaim .....................................           315,846
  Investments Sold ....................................................            20,192
  Interest ............................................................            16,259
Net Unrealized Gain on Foreign Currency Exchange Contracts ............           184,365
Other .................................................................            87,764
                                                                             ------------
   Total Assets .......................................................       566,914,211
                                                                             ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ................................................        15,368,380
  Variation Margin on Futures Contracts ...............................         1,456,036
  Investment Advisory Fees ............................................           455,130
  Distribution (12b-1) and Service Fees ...............................           388,462
  Investments Purchased ...............................................           126,543
  Administrative Fees .................................................           123,434
  Directors' Fees and Expenses ........................................            80,917
  Transfer Agent Fees .................................................            66,428
  Professional Fees ...................................................            48,994
  Custody Fees ........................................................            43,467
  Shareholder Reporting Expenses ......................................            25,307
                                                                             ------------
   Total Liabilities ..................................................        18,183,098
                                                                             ------------
NET ASSETS ............................................................      $548,731,113
                                                                             ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $     44,777
Paid in Capital in Excess of Par ......................................       611,994,411
Accumulated Net Investment Loss .......................................        (1,090,141)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures ...................................       (18,100,224)
Accumulated Distributions in Excess of Net Realized Gain ..............       (44,117,710)
                                                                             ------------
NET ASSETS ............................................................      $548,731,113
                                                                             ============


                                    F-180     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2001

Class A Shares:
   Net Asset Value and Redemption Price Per Share (Based on Net Assets
   of $284,642,449 and 22,573,551 Shares Outstanding) ................     $   12.61
                                                                           =========
   Maximum Sales Charge ..............................................          5.75%
   Maximum Offering Price Per Share (Net Asset Value Per Share x
   100/(100% - maximum sales charge) .................................     $   13.38
                                                                           =========
Class B Shares:
   Net Asset Value and Offering Price Per Share (Based on Net Assets
   of $187,081,361 and 15,797,023 Shares Outstanding)* ...............     $   11.84
                                                                           =========
Class C Shares:
   Net Asset Value and Offering Price Per Share (Based on Net Assets
   of $77,007,303 and 6,406,770 Shares Outstanding)* .................     $   12.02
                                                                           =========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS       F-181

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $  8,606,439
Interest ..............................................................      4,278,330
Less Foreign Taxes Withheld ...........................................       (519,064)
                                                                          ------------
   Total Income .......................................................     12,365,705
                                                                          ------------
EXPENSES:
Investment Advisory Fees ..............................................      5,958,881
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $688,132, $2,195,571 and $891,544, respectively) .................      3,775,247
Administrative Fees ...................................................      1,527,102
Transfer Agent Fees ...................................................        371,351
Custody Fees ..........................................................        207,879
Shareholder Reports ...................................................        139,215
Professional Fees .....................................................         92,699
Filing and Registration Fees ..........................................         42,038
Directors' Fees and Expenses ..........................................          5,817
Other .................................................................         11,079
                                                                          ------------
   Total Expenses .....................................................     12,131,308
                                                                          ------------
NET INVESTMENT INCOME .................................................   $    234,397
                                                                          ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(26,905,911)
Foreign Currency Transactions .........................................     (1,731,181)
Futures ...............................................................    (11,083,403)
                                                                          ------------
Net Realized Loss .....................................................    (39,720,495)
                                                                          ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     41,016,509
  End of the Period:
   Investments ........................................................    (17,657,336)
   Foreign Currency Translations ......................................        199,014
   Futures ............................................................       (641,902)
                                                                          ------------
                                                                           (18,100,224)
                                                                          ------------
Net Unrealized Depreciation During the Period .........................    (59,116,733)
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(98,837,228)
                                                                          ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(98,602,831)
                                                                          ============


                                     F-182     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 2001      JUNE 30, 2000
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ............................      $     234,397       $  (1,920,916)
Net Realized Gain/Loss ................................        (39,720,495)        107,016,121
Net Unrealized Appreciation/Depreciation During the
  Period ..............................................        (59,116,733)        (36,805,169)
                                                             -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
  Operations ..........................................        (98,602,831)         68,290,036
                                                             -------------       -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................        (24,741,324)        (17,161,695)
Class B ...............................................        (20,497,089)        (16,508,167)
Class C ...............................................         (8,600,626)         (7,198,264)
In Excess of Net Realized Gain:
Class A ...............................................        (20,277,335)                 -0-
Class B ...............................................        (16,795,758)                 -0-
Class C ...............................................         (7,047,214)                 -0-
                                                             -------------       -------------
Net Decrease in Net Assets Resulting from Distributions        (97,959,346)        (40,868,126)
                                                             -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................        375,735,811         389,767,569
Distributions Reinvested ..............................         90,823,479          37,345,275
Redeemed ..............................................       (379,964,192)       (369,614,087)
                                                             -------------       -------------
Net Increase in Net Assets Resulting from Capital Share
  Transactions ........................................         86,595,098          57,498,757
                                                             -------------       -------------
Total Increase/Decrease in Net Assets .................       (109,967,079)         84,920,667
NET ASSETS--Beginning of Period .......................        658,698,192         573,777,525
                                                             -------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(1,090,141) and $(5,881,648),
  respectively) .......................................      $ 548,731,113       $ 658,698,192
                                                             =============       =============


SEE NOTES TO FINANCIAL STATEMENTS      F-183

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS A SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ....................................         $17.74           $16.86           $16.67           $16.57          $14.75
                                                       --------         --------         --------         --------         -------
Income From Investment Operations
  Net Investment Income ........................           0.07             0.02             0.07             0.21            0.10
  Net Realized and Unrealized
    Gain/Loss ..................................          (2.52)            2.09             1.21             2.07            2.76
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ...............          (2.45)            2.11             1.28             2.28            2.86
                                                       --------         --------         --------         --------         -------
DISTRIBUTIONS
  Net Investment Income ........................             -0-              -0-           (0.07)           (0.35)          (0.55)
  In Excess of Net Investment Income ...........             -0-              -0-           (0.15)              -0-             -0-
  Net Realized Gain ............................          (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ...............          (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions ............................          (2.68)           (1.23)           (1.09)           (2.18)          (1.04)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD .................         $12.61           $17.74           $16.86           $16.67          $16.57
                                                       ========         ========         ========         ========         =======

Total Return (1) ...............................         -15.03%           12.83%            8.41%           16.17%          20.61%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............       $284,643         $301,905         $240,121         $261,633         $72,704
Ratio of Expenses to Average
  Net Assets ...................................           1.65%            1.70%            1.70%            1.61%           1.70%
Ratio of Net Investment Income
  to Average Net Assets ........................           0.43%            0.12%            0.47%            1.30%           0.59%
Portfolio Turnover Rate ........................             58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income ......................             N/A             N/A             $ -0-+          $0.02           $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............             N/A             N/A             1.73%            1.62%           1.90%
  Net Investment Income to
    Average Net Assets .........................             N/A             N/A             0.44%            1.30%           0.40%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


                                   F-184      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS B SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period ....................................         $16.96           $16.28           $16.14           $16.15          $14.46
                                                       --------         --------         --------         --------         -------
Income From Investment Operations
  Net Investment Income/Loss ...................          (0.05)           (0.11)           (0.04)            0.09           (0.05)
  Net Realized and Unrealized
    Gain/Loss ..................................          (2.39)            2.02             1.16             2.01            2.73
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ...............          (2.44)            1.91             1.12             2.10            2.68
                                                       --------         --------         --------         --------         -------
Distributions
  Net Investment Income ........................             -0-              -0-           (0.04)           (0.28)          (0.50)
  In Excess of Net Investment Income ...........             -0-              -0-           (0.07)              -0-             -0-
  Net Realized Gain ............................          (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ...............          (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions ............................          (2.68)           (1.23)           (0.98)           (2.11)          (0.99)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD .................         $11.84           $16.96           $16.28           $16.14          $16.15
                                                       ========         ========         ========         ========         =======
Total Return (1) ...............................         -15.73%           12.03%            7.50%           15.33%          19.64%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............       $187,081         $252,078         $232,644         $225,797         $38,962
Ratio of Expenses to Average
  Net Assets ...................................           2.40%            2.45%            2.45%            2.35%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ........................          (0.32)%          (0.65)%          (0.27)%           0.60%          (0.11)%
Portfolio Turnover Rate ........................             58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net
    Investment Income/Loss .....................            N/A              N/A             $ -0-+          $0.02           $0.09
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............            N/A              N/A             2.49%            2.36%           2.65%
  Net Investment Income/Loss to
    Average Net Assets .........................            N/A              N/A            (0.30)%           0.60%          (0.30)%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-185

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       YEAR ENDED JUNE 30,
CLASS C SHARES                                            2001#            2000#            1999#            1998#           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................................        $17.16           $16.46           $16.30           $16.24          $14.49
                                                       --------         --------         --------         --------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ....................         (0.05)           (0.11)           (0.04)            0.08           (0.03)
  Net Realized and Unrealized
    Gain/Loss ...................................         (2.41)            2.04             1.18             2.05            2.73
                                                       --------         --------         --------         --------         -------
Total From Investment Operations ................         (2.46)            1.93             1.14             2.13            2.70
                                                       --------         --------         --------         --------         -------
DISTRIBUTIONS
  Net Investment Income .........................            -0-              -0-           (0.04)           (0.24)          (0.46)
  In Excess of Net Investment Income ............            -0-              -0-           (0.07)              -0-             -0-
  Net Realized Gain .............................         (1.47)           (1.23)           (0.87)           (1.83)          (0.49)
  In Excess of Net Realized Gain ................         (1.21)              -0-              -0-              -0-             -0-
                                                       --------         --------         --------         --------         -------
Total Distributions .............................         (2.68)           (1.23)           (0.98)           (2.07)          (0.95)
                                                       --------         --------         --------         --------         -------
NET ASSET VALUE, END OF PERIOD ..................        $12.02           $17.16           $16.46           $16.30          $16.24
                                                       ========         ========         ========         ========         =======
Total Return (1) ................................        -15.65%           12.02%            7.61%           15.37%          19.69%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...............       $77,007         $104,715         $101,013         $108,650         $78,199
Ratio of Expenses to Average
  Net Assets ....................................          2.40%            2.45%            2.45%            2.55%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets .........................         (0.32)%          (0.66)%          (0.28)%           0.52%          (0.16)%
Portfolio Turnover Rate .........................            58%              99%              84%             108%             45%
-----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss .................................           N/A              N/A              $-0-+          $0.02           $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ................           N/A              N/A             2.48%            2.56%           2.65%
  Net Investment Income/Loss to
    Average Net Assets ..........................           N/A              N/A            (0.30)%           0.52%          (0.34)%
-----------------------------------------------------------------------------------------------------------------------------------

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

N/A   NOT APPLICABLE


                                   F-186      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

   The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $10,980,802, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

   At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $582,264,075, the aggregate gross unrealized appreciation is $38,094,926

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

and the aggregate gross unrealized depreciation is $74,155,222, resulting in net unrealized depreciation on long- and short-term investments of $36,060,296.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $6,250,533 has been reclassified from paid in capital in excess of par to accumulated net investment loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $40,354 were reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $1,731,181 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to distributions from real estate investment trusts totaling $2,596 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $750 million ........................................       1.00%
Next $500 million .........................................       0.95%
Over $1.25 billion ........................................       0.90%

The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                           CLASS B
                  CLASS A                AND CLASS C
               MAX. OPERATING           MAX. OPERATING
                EXPENSE RATIO            EXPENSE RATIO
                    1.70%                    2.45%

   For the period ended June 30, 2001, the Fund recognized expenses of approximately $11,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

   Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $40,500, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

   Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $371,351. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

   Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

   The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $74,274 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

   At June 30, 2001, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $7,000 during the period.

3. Capital Transactions

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                      CHARGE ON ASSETS SUBJECT TO
                                                              SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B          CLASS C
First ...................................                  5.00%            1.00%
Second ..................................                  4.00%            None
Third ...................................                  3.00%            None
Fourth ..................................                  2.50%            None
Fifth ...................................                  1.50%            None
Thereafter ..............................                   None            None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $503,500 and CDSC on redeemed shares of Classes B and C of approximately $144,100. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                 YEAR ENDED        YEAR ENDED
                                               JUNE 30, 2001     JUNE 30, 2000
                                               -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed ..............................      22,578,883        16,429,387
   Distributions Reinvested ................       3,082,978           939,649
   Redeemed ................................     (20,107,022)      (14,592,980)
                                               -------------     -------------
  Net Increase in Class A Shares Outstanding       5,554,839         2,776,056
                                               =============     =============
  Dollars:
   Subscribed ..............................   $ 310,502,834     $ 288,886,146
   Distributions Reinvested ................      42,422,403        16,039,804
   Redeemed ................................    (279,760,582)     (256,831,261)
                                               -------------     -------------
  Net Increase .............................   $  73,164,655     $  48,094,689
                                               =============     =============
  Ending Paid in Capital ...................   $ 314,201,961+    $ 240,972,903+
                                               =============     =============
CLASS B:
  Shares:
   Subscribed ..............................       3,435,296         4,980,511
   Distributions Reinvested ................       2,627,822           902,307
   Redeemed ................................      (5,129,250)       (5,306,787)
                                               -------------     -------------
  Net Increase in Class B Shares Outstanding         933,868           576,031
                                               =============     =============
  Dollars:
   Subscribed ..............................   $  48,400,324     $  84,382,284
   Distributions Reinvested ................      34,057,784        14,779,795
   Redeemed ................................     (72,338,659)      (89,091,503)
                                               -------------     -------------
  Net Increase .............................   $  10,119,449     $  10,070,576
                                               =============     =============
  Ending Paid in Capital ...................   $ 223,226,495+    $ 213,053,271+
                                               =============     =============
CLASS C:
  Shares:
   Subscribed ..............................       1,268,367           966,641
   Distributions Reinvested ................       1,090,752           393,587
   Redeemed ................................      (2,053,525)       (1,395,666)
                                               -------------     -------------
  Net Increase/Decrease in Class C
   Shares Outstanding ......................         305,594           (35,438)
                                               =============     =============
  Dollars:
   Subscribed ..............................   $  16,832,653     $  16,499,139
   Distributions Reinvested ................      14,343,292         6,525,676
   Redeemed ................................     (27,864,951)      (23,691,323)
                                               -------------     -------------
  Net Increase/Decrease ....................   $   3,310,994     $    (666,508)
                                               =============     =============
  Ending Paid in Capital ...................   $  80,861,265+    $  77,527,932+
                                               =============     =============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $302,238,576 and sales of $295,066,456 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

   Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $1,855,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $132,800.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

   Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                   CURRENT          APPRECIATION/
FORWARD CURRENCY CONTRACTS                          VALUE           DEPRECIATION
LONG CONTRACTS:
British Pound, 4,458,740
  expiring 9/12/01 ......................       $  6,261,308        $    99,338
Euro, 36,839,397
  expiring 9/12/01 ......................         31,146,713           (301,365)
Japanese Yen, 3,526,028,932
  expiring 9/12/01-9/27/01 ..............         28,490,890           (662,822)
                                                ------------        -----------
                                                $ 65,898,911        $  (864,849)
                                                ------------        -----------
SHORT CONTRACTS:
British Pound, 679,944
  expiring 9/12/01 ......................       $    954,830        $   (14,558)
Euro, 42,438,133
  expiring 9/12/01 ......................         35,880,292            384,208
Japanese Yen, 4,886,363,569
  expiring 9/12/01 ......................         39,503,686            679,564
                                                ------------        -----------
                                                $ 76,338,808        $ 1,049,214
                                                                    -----------
                                                                    $   184,365
                                                                    ===========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

   Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

   Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2000 ...............................                999
Futures Opened .............................................              3,444
Futures Closed .............................................             (3,645)
                                                                         ------
Outstanding at June 30, 2001 ...............................                798
                                                                         ======

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

   The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                                                           CONTRACTS      DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - September 2001
  (Current notional value $5,250 per contract) ............    145         $  16,375
FTSE 100 Index - September 2001
  (Current notional value $5,651 per contract) ............     64          (207,702)
Hang Seng index - July 2001
  (Current notional value $13,041 per contract) ...........      2            (2,508)
IBEX Plus Index - July 2001
  (Current notional value $8,836 per contract) ............     56          (316,369)
MIB 30 Index - September 2001
  (Current notional value $37,524 per contract) ...........     34          (125,233)
TOPIX Index - September 2001
  (Current notional value $1,296 per contract) ............     14           (28,614)

SHORT CONTRACTS:
DAX Index  - September 2001
  (Current notional value $6,115 per contract) ............     39            43,818
EJ Euro Stoxx Index - September 2001
  (Current notional value $4,290 per contract) ............    444           (21,669)
                                                               ---         ---------
                                                               798         $(641,902)
                                                               ===         =========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
COMMON STOCKS 73.9%
AUSTRALIA 1.7%
AMP Ltd. .........................................          6,750    $    75,718
Brambles Industries Ltd. .........................          3,500         85,688
BHP Billion Ltd. .................................         15,799         83,726
BHP Billion Ltd. (a) .............................         16,828         89,179
Commonwealth Bank of Australia ...................         14,500        252,564
CSL Ltd. .........................................          4,750        115,565
ERG Ltd. (a) .....................................         57,750         42,416
Foster's Group Ltd. ..............................         57,100        159,599
Lend Lease Corp., Ltd. ...........................          8,350         53,449
National Australia Bank Ltd. .....................         18,350        328,067
News Corp., Ltd. .................................         37,490        344,556
Qantas Airways Ltd. ..............................         29,200         52,127
Rio Tinto Ltd. ...................................         11,750        204,604
Telstra Corp., Ltd. ..............................         50,500        138,576
Westpac Banking Corp., Ltd. ......................         29,700        219,017
WMC Ltd. .........................................         20,350         99,436
                                                                     -----------
                                                                       2,344,287
                                                                     -----------
DENMARK 0.6%
Danisco A/S ......................................         14,400        527,568
Tele Danmark A/S .................................          5,880        212,079
                                                                     -----------
                                                                         739,647
                                                                     -----------
FINLAND 1.3%
Metso Oyj ........................................         26,350        292,215
Nokia Oyj ........................................         36,486        826,847
Sampo Oyj 'A' ....................................         36,625        311,598
Stora Enso Oyj ...................................         26,700        289,316
                                                                     -----------
                                                                       1,719,976
                                                                     -----------
FRANCE 7.0%
Assurances Generales de France ...................          3,300        183,540
Aventis S.A. .....................................         35,313      2,819,013
Axa (a) ..........................................         48,101      1,370,219
BNP Paribus S.A. .................................          6,012        523,194
Carrefour S.A. ...................................          3,106        164,336
CNP Assurances ...................................          8,710        293,757
Compagnie de Saint-Gobain ........................          2,050        278,535
Groupe Danone ....................................          5,440        746,505
JC Decaux S.A. (a) ...............................          8,900        119,041


                                    F-198      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
FRANCE (CONTINUED)
Pernod-Ricard ....................................          3,340    $   234,114
Sanofi-Synthelabo S.A. ...........................          2,174        142,631
Schneider Electric S.A. ..........................          3,460        191,267
STMicroelectronics N.V ...........................         11,560        401,229
Thomson Multimedia (a) ...........................          2,655         85,408
TotalFinaElf S.A. 'B' ............................          9,624      1,347,541
Vivendi Environnement ............................          5,657        238,057
                                                                     -----------
                                                                       9,138,387
                                                                     -----------
GERMANY 2.6%
Bayer AG .........................................         24,534        955,381
Bayerische Hypo-und Vereinsbank AG ...............          4,184        204,371
Deutsche Bank AG (Registered) ....................          3,771        269,432
Deutsche Post AG (Registered) ....................         48,861        773,490
Deutsche Telekom AG ..............................         32,184        726,359
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) ...................................          1,695        475,668
                                                                     -----------
                                                                       3,404,701
                                                                     -----------
GREECE 0.2%
National Bank of Greece S.A. .....................          7,940        235,120
                                                                     -----------
HONG KONG 1.3%
Asia Satellite Telecommunications Holdings Ltd. ..         41,400         71,656
Cathay Pacific Airways Ltd. ......................         52,700         71,282
Cheung Kong Holdings Ltd. ........................         12,100        131,862
China Mobile Ltd. (a) ............................         49,100        259,355
CLP Holdings Ltd. ................................          8,400         35,216
Hang Seng Bank Ltd. ..............................          3,800         38,975
Hong Kong & China Gas Co., Ltd. ..................        107,800        135,445
Hong Kong Exchanges & Clearing Ltd. ..............         24,000         42,770
Hutchison Whampoa Ltd. ...........................         40,870        412,641
Li & Fung Ltd. ...................................        114,400        187,738
SmarTone Telecommunications Holdings Ltd. ........          4,400          5,077
Sun Hung Kai Properties Ltd. .....................         22,700        204,451
Swire Pacific Ltd. 'A' ...........................          9,000         46,617
Television Broadcasts Ltd. .......................         15,000         63,079
Wharf Holdings Ltd. ..............................         13,000         27,167
                                                                     -----------
                                                                       1,733,331
                                                                     -----------
ITALY 2.8%
ENI S.p.A (a) ....................................         79,505        969,187
IntesaBCI S.p.A. .................................        269,370        950,903
Telecom Italia Mobile S.p.A. .....................         49,900        254,301
Telecom Italia S.p.A. ............................         75,641        678,757
UniCredito Italiano S.p.A. .......................        176,948        759,459
                                                                     -----------
                                                                       3,612,607
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS        F-199

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
JAPAN 19.5%
Aiwa Co., Ltd. ...................................         14,000    $    70,704
Amada Co., Ltd. ..................................         62,000        313,616
Canon, Inc. ......................................         21,000        848,451
Casio Computer Co., Ltd. .........................         48,000        278,969
Dai Nippon Printing Co., Ltd. ....................         35,000        427,031
Daicel Chemical Industries Ltd. ..................         92,000        321,551
Daifuku Co., Ltd. ................................         66,000        326,971
Daikin Industries Ltd. ...........................         39,000        722,193
Denki Kagaku Kogyo KK ............................         70,000        237,364
FamilyMart Co., Ltd. .............................         12,300        200,653
Fuji Machine Manufacturing Co. ...................         19,500        357,189
Fuji Photo Film Co. ..............................         19,000        819,432
Fujitec Co., Ltd. ................................         29,000        135,300
Fujitsu Ltd. .....................................         60,000        630,085
Furukawa Electric Co., Ltd. ......................         34,000        271,193
Hitachi Capital Corp. ............................         31,300        750,226
Hitachi Ltd. .....................................         80,000        785,603
House Foods Corp. ................................         11,000        120,366
Kaneka Corp. .....................................         65,000        588,280
Kurita Water Industries Ltd. .....................         36,000        495,218
Kyocera Corp. ....................................          6,800        599,623
Kyudenko Co., Ltd. ...............................         25,000         84,973
Lintec Corp. .....................................         38,000        349,705
Matsushita Electric Industrial Co., Ltd. .........         44,000        688,509
Minebea Co., Ltd. ................................         46,000        302,746
Mitsubishi Chemical Corp. ........................         96,000        257,036
Mitsubishi Corp. .................................         16,000        128,903
Mitsubishi Estate Co., Ltd. ......................         30,000        275,843
Mitsubishi Heavy Industries Ltd. .................        136,000        620,338
Mitsubishi Logistics Corp. .......................         10,000         91,066
Mitsubishi Tokyo Finance Group, Inc. (a) .........              9         75,033
Mitsumi Electric Co., Ltd. .......................         27,000        503,227
Nagase & Co., Ltd. ...............................         18,000         87,298
NEC Corp. ........................................         50,000        675,378
Nifco, Inc. ......................................         31,000        320,325
Nintendo Co., Ltd. ...............................          5,800      1,055,433
Nippon Meat Packers, Inc. ........................         23,000        278,592
Nippon Telegraph & Telephone Corp. ...............            110        573,169
Nissan Motor Co., Ltd. ...........................         95,000        655,698
Nissei Sangyo Co., Ltd. ..........................         13,000        172,472
Nissha Printing Co., Ltd. ........................         20,000        143,653
Ono Pharmaceutical Co., Ltd. .....................         17,000        539,661
Ricoh Co., Ltd. ..................................         40,000        862,560
Rinnai Corp. .....................................         13,900        270,768


                                    F-200     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
JAPAN (CONTINUED)
Rohm Co., Ltd. ...................................          3,000    $   466,071
Ryosan Co., Ltd. .................................         15,000        221,973
Sangetsu Co., Ltd. ...............................          9,000        133,328
Sankyo Co., Ltd. .................................         30,000        541,104
Sanwa Shutter Corp. ..............................         55,000        153,874
Sekisui Chemical Co., Ltd. .......................         61,000        252,323
Sekisui House Co., Ltd. ..........................         49,000        415,977
Shin-Etsu Polymer Co., Ltd. ......................         51,000        246,118
Sony Corp. .......................................         13,000        854,543
Suzuki Motor Co., Ltd. ...........................         42,000        558,900
TDK Corp. ........................................          9,000        419,175
Tokyo Electric Power Co., Inc. ...................         15,000        388,392
Toshiba Corp. ....................................        119,000        628,650
Toyota Motor Corp. ...............................         20,000        703,836
Tsubakimoto Chain Co. ............................         76,000        245,525
Yamaha Corp. .....................................         36,000        362,756
Yamanouchi Pharmaceutical Co., Ltd. ..............         20,000        561,145
                                                                     -----------
                                                                      25,466,094
                                                                     -----------
NETHERLANDS 5.0%
Akzo Nobel N.V. ..................................         16,165        684,221
ASML Holding N.V. (a) ............................          7,662        171,821
Buhrmann N.V. ....................................         20,180        190,308
CSM ..............................................         11,100        231,628
Fortis (NL) N.V. .................................         18,407        447,526
Gucci Group N.V. .................................          4,572        376,785
ING Groep N.V. ...................................         19,198      1,254,654
Koninklijke (Royal) Philips Electronics N.V. .....         50,563      1,340,191
Koninklijke Ahold N.V. ...........................         33,132      1,037,768
Royal Dutch Petroleum Co. ........................          9,785        563,109
Vedior N.V. ......................................         20,316        184,023
                                                                     -----------
                                                                       6,482,034
                                                                     -----------
NEW ZEALAND 0.1%
Telecom Corp. of New Zealand Ltd. ................         28,500         65,000
                                                                     -----------
NORWAY 0.2%
Statoil ASA (a) ..................................         35,000        258,723
                                                                     -----------
PORTUGAL 0.4%
Banco Comercial Portugues S.A. (Registered) (a) ..         50,670        188,736
Electricidade de Portugal S.A. ...................         82,000        195,755
Portugal Telecom S.A. (a) ........................         12,803         89,308
                                                                     -----------
                                                                         473,799
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS       F-201

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
City Developments Ltd. ...........................         10,900    $    42,176
DBS Group Holdings Ltd. ..........................         26,564        195,367
Keppel Corp., Ltd. ...............................         23,000         45,697
Neptune Orient Lines Ltd. (a) ....................         59,000         45,335
OMNI Industries Ltd. .............................         50,000        110,867
Oversea-Chinese Banking Corp., Ltd. ..............         25,800        168,507
Overseas Union Bank Ltd. .........................         33,124        171,801
Sembcorp Logistics Ltd. (a) ......................         80,000        102,305
Singapore Airlines Ltd. ..........................         12,000         82,986
Singapore Press Holdings Ltd. ....................         12,000        131,723
Singapore Telecommunications Ltd. ................         32,000         33,370
United Overseas Bank Ltd. (Foreign) ..............         18,896        119,267
Venture Manufacturing Ltd. .......................         16,000        106,257
                                                                     -----------
                                                                       1,355,658
                                                                     -----------
SPAIN 1.6%
Amadeus Global Travel Distribution S.A. 'A' ......         98,845        598,290
Banco Popular Espanol S.A. .......................          9,570        334,509
Endesa S.A. ......................................         14,210        226,635
Repsol YPF S.A. ..................................          6,700        110,601
Telefonica S.A. ..................................         64,520        795,255
                                                                     -----------
                                                                       2,065,290
                                                                     -----------
SWEDEN 2.1%
Assa Abloy AB 'B' ................................         31,143        445,243
ForeningsSparbanken AB 'A' .......................         24,530        284,168
Nordea AB ........................................        182,180      1,038,483
Svenska Cellulosa AB .............................          7,020        148,770
Svenska Handelsbanken 'A' ........................         48,981        700,269
Swedish Match AB .................................         29,580        138,699
                                                                     -----------
                                                                       2,755,632
                                                                     -----------
SWITZERLAND 5.5%
Cie Financiere Richemont AG 'A' ..................            406      1,039,114
Holcim Ltd. 'B' (a) ..............................          2,538        516,835
Kaba Holdings AG 'B' (Registered) (a) ............            951        187,840
Nestle S.A. (Registered) (a) .....................         11,338      2,409,790
Novartis AG (a) ..................................         27,932      1,010,948
Roche Holding AG .................................          4,564        328,848
Schindler Holding AG (Registered) ................            216        240,360
Swiss Re (Registered) ............................             57        113,918
Syngenta AG (Registred) (a) ......................         14,689        772,331
UBS AG (Registered) ..............................          2,767        396,429
Zurich Financial Services AG .....................            560        190,998
                                                                     -----------
                                                                       7,207,411
                                                                     -----------


                                    F-202     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                                SHARES        VALUE
UNITED KINGDOM 21.0%
Allied Domecq plc ................................        229,183    $ 1,430,619
Amvescap plc .....................................         12,282        213,613
AstraZeneca plc ..................................          6,785        316,566
AstraZeneca plc ..................................          6,750        312,161
BAA plc ..........................................         24,900        231,439
BAE Systems plc ..................................        123,100        590,293
Barclays plc .....................................         34,660      1,064,089
Blue Circle Industries plc .......................         32,392        224,551
BOC Group plc ....................................         37,350        547,036
BP plc ...........................................        102,597        844,523
British American Tobacco plc .....................         73,000        555,149
British Telecommunications plc ...................         99,098        623,828
Cadbury Schweppes plc ............................        241,147      1,628,408
Centrica plc .....................................         75,340        241,114
Compass Group plc (a) ............................         17,556        139,690
Diageo plc .......................................        101,126      1,110,836
Egg plc (a) ......................................         59,484        132,777
GKN plc ..........................................         31,900        306,385
GlaxoSmithKline plc ..............................         92,400      2,602,524
Great Universal Stores plc .......................         92,485        792,546
HSBC Holdings plc ................................         11,600        137,632
HSBC Holdings plc ................................         13,300        157,302
Imperial Tobacco Group plc .......................         56,700        666,749
Innogy Holdings plc ..............................            300            921
Lattice Group plc ................................        224,910        502,823
Lloyds TSB Group plc .............................         92,215        923,994
Prudential plc ...................................         47,600        577,169
Reckitt Benckiser plc ............................         39,149        565,116
Reed International plc ...........................         73,117        648,712
Rentokil Initial plc .............................        384,341      1,304,447
Rolls-Royce plc ..................................        136,565        450,998
Sainsbury (J) plc ................................         88,730        553,875
Scottish & Southern Energy plc ...................         51,890        489,611
Shell Transport & Trading Co. plc ................        180,965      1,506,173
Smiths Goup plc ..................................         35,452        411,896
SSL International plc ............................         71,110        500,718
Tesco plc ........................................         93,470        337,639
Vodafone Group plc ...............................      1,104,874      2,450,677
Wolseley plc .....................................         32,170        240,568
WPP Group plc ....................................        102,368      1,009,148
                                                                     -----------
                                                                      27,344,315
                                                                     -----------
TOTAL COMMON STOCKS
    (Cost $97,123,229) ...........................                    96,402,012
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS      F-203

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                      MARKET
DESCRIPTION                                                SHARES      VALUE
PREFERRED STOCKS 0.8%
GERMANY 0.8%
Fresenius AG .....................................          6,520    $   615,422
Henkel KGAA ......................................          8,287        480,550
                                                                    ------------
TOTAL PREFERRED STOCKS
    (Cost $1,077,528) ...........................................      1,095,972
                                                                    ------------

                                                           NO. OF
                                                           RIGHTS
RIGHTS 0.0%
JAPAN 0.0%
Aiwa Co., Ltd. (a) (Cost $0) .....................         14,000         11,223
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 74.7%
    (Cost $98,200,757) ..........................................     97,509,207
                                                                    ------------

                                                             PAR
                                                            VALUE
SHORT-TERM INVESTMENT 25.4%
REPURCHASE AGREEMENT 25.4%
J.P. Morgan Securities Inc. 3.55%, dated
6/29/01, due 7/2/01, to be repurchased at
$33,113,793, collateralized by U.S. Treasury
Inflation Notes 3.625%, due 1/15/08,
valued at $33,784,571
    (Cost $33,104,000) ...........................    $33,104,000     33,104,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES 100.1%
    (Cost $131,304,757) .........................................    130,613,207
                                                                    ------------
FOREIGN CURRENCY 0.3%
    (Cost $354,394) .............................................        354,015
                                                                    ------------
TOTAL INVESTMENTS 100.4%
    (Cost $131,659,151) .........................................    130,967,222

LIABILITIES IN EXCESS OF OTHER ASSETS -0.4% .....................       (459,463)
                                                                    ------------

NET ASSETS 100% .................................................   $130,507,759
                                                                    ============

(A)   NON-INCOME PRODUCING SECURITY


                                    F-204      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET       PERCENT OF
INDUSTRY                                                  VALUE       NET ASSETS
Financials .......................................     $16,998,103      13.0%
Consumer Discretionary ...........................      14,521,536      11.1
Consumer Staples .................................      13,098,009      10.0
Industrials ......................................      12,130,096       9.3
Health Care ......................................      10,406,305       8.0
Information Technology ...........................       8,300,232       6.4
Materials ........................................       7,095,994       5.4
Telecommunication Services .......................       6,905,110       5.3
Energy ...........................................       5,600,774       4.3
Utilities ........................................       2,453,048       1.9
                                                       -----------      ----
                                                       $97,509,207      74.7%
                                                       ===========      ====


SEE NOTES TO FINANCIAL STATEMENTS       F-205

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $131,304,757)
  (including repurchase agreement of $33,104,000) ...........    $ 130,613,207
Foreign Currency (Cost $354,394) ............................          354,015
Margin Deposit on Futures ...................................        2,266,959
Receivable for:
  Fund Shares Sold ..........................................        4,522,032
  Investments Sold ..........................................          437,657
  Dividends .................................................          186,172
  Foreign Withholding Tax Reclaim ...........................           92,036
  Interest ..................................................            6,805
Net Unrealized Gain on Foreign Currency Exchange Contracts ..           62,320
Other .......................................................           30,858
                                                                 -------------
    Total Assets ............................................      138,572,061
                                                                 -------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ......................................        7,253,667
  Variation Margin of Futures Contracts .....................          344,016
  Investments Purchased .....................................          168,766
  Distribution (12b-1) and Service Fees .....................           81,394
  Investment Advisory Fees ..................................           78,843
  Directors' Fees and Expenses ..............................           50,713
  Professional Fees .........................................           29,427
  Administrative Fees .......................................           28,162
  Shareholder Reporting Expense .............................           10,901
  Transfer Agent Fees .......................................           10,590
  Custody Fees ..............................................            5,930
  Bank Overdraft ............................................              643
Other .......................................................            1,250
                                                                 -------------
    Total Liabilities .......................................        8,064,302
                                                                 -------------
NET ASSETS ..................................................    $ 130,507,759
                                                                 =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value,
  Shares Authorized 2,625,000,000) ..........................    $      10,649
Paid in Capital in Excess of Par ............................      140,407,833
Accumulated Net Investment Loss .............................         (365,199)
Net Unrealized Depreciation on Investments,
  Foreign Currency Translations and Futures .................         (614,812)
Accumulated Distributions in Excess of Net Realized Gain ....       (8,930,712)
                                                                 -------------
NET ASSETS ..................................................    $ 130,507,759
                                                                 =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $77,140,595 and 6,252,517
    Shares Outstanding) .....................................    $       12.34
                                                                 =============
    Maximum Sales Charge ....................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ..........    $       13.09
                                                                 =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $40,312,308 and 3,324,844
    Shares Outstanding)* ....................................    $       12.12
                                                                 =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $13,054,856 and 1,071,639
    Shares Outstanding)* ....................................    $       12.18
                                                                 =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     F-206     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
Year Ended June 30, 2001

INVESTMENT INCOME:
Dividends ............................................................   $  1,889,432
Interest .............................................................        859,140
Less Foreign Taxes Withheld ..........................................       (202,737)
                                                                         ------------
    Total Income .....................................................      2,545,835
                                                                         ------------
EXPENSES:
Investment Advisory Fees .............................................        993,246
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $159,646, $495,799 and $138,354, respectively)        793,799
Administrative Fees ..................................................        320,932
Custodian Fees .......................................................        129,939
Transfer Agent Fees ..................................................         58,669
Shareholder Reports ..................................................         52,471
Professional Fees ....................................................         48,999
Filing and Registration Fees .........................................         36,459
Directors' Fees and Expenses .........................................         10,966
Amortization of Organizational Costs .................................          6,913
Other ................................................................          8,703
                                                                         ------------
    Total Expenses ...................................................      2,461,096
                                                                         ------------
NET INVESTMENT INCOME ................................................   $     84,739
                                                                         ============
NET REALIZED GAIN/LOSS ON:
Investments ..........................................................   $ (5,374,539)
Foreign Currency Transactions ........................................       (424,494)
Futures ..............................................................     (2,307,247)
                                                                         ------------
Net Realized Loss ....................................................     (8,106,280)
                                                                         ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................................     17,603,066
  End of the Period:
    Investments ......................................................       (691,550)
    Foreign Currency Translations ....................................         62,628
    Futures ..........................................................         14,110
                                                                         ------------

                                                                             (614,812)
                                                                         ------------
Net Unrealized Depreciation During the Period ........................    (18,217,878)
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS .....................................   $(26,324,158)
                                                                         ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $(26,239,419)
                                                                         ============


SEE NOTES TO FINANCIAL STATEMENTS       F-207

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001, AND 2000

                                                        YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2001    JUNE 30, 2000
                                                       -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss .........................   $      84,739    $    (251,737)
Net Realized Gain/Loss .............................      (8,106,280)       6,326,652
Net Unrealized Appreciation/Depreciation
   During the Period ...............................     (18,217,878)       9,535,375
                                                       -------------    -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations .................................     (26,239,419)      15,610,290
                                                       -------------    -------------
DISTRIBUTIONS:
In Excess of Net Realized Gain:
Class A ............................................        (653,940)              -0-
Class B ............................................        (540,153)              -0-
Class C ............................................        (149,019)              -0-
                                                       -------------    -------------
Net Decrease in Net Assets Resulting from
   Distributions ...................................      (1,343,112)              -0-
                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .........................................     342,283,026      122,915,121
Distributions Reinvested ...........................       1,205,599               -0-
Redeemed ...........................................    (318,905,183)    (112,874,498)
                                                       -------------    -------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions ..............................      24,583,442       10,040,623
                                                       -------------    -------------
Total Increase/Decrease in Net Assets ..............      (2,999,089)      25,650,913
NET ASSETS--Beginning of Period ....................     133,506,848      107,855,935
                                                       -------------    -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(365,199) and $(506,165),
   respectively) ...................................   $ 130,507,759    $ 133,506,848
                                                       =============    =============


                                  F-208        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS A SHARES                              2001#          2000#          1999#           1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $    15.58     $    13.57    $    14.85     $    13.91     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............         0.07           0.04          0.05           0.17           0.17
  Net Realized and
    Unrealized Gain/Loss .............        (3.16)          1.97         (0.91)          0.96           1.88
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.09)          2.01         (0.86)          1.13           2.05
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.25)         (0.18)         (0.13)
  In Excess of Net Investment
    Income ...........................           -0-            -0-        (0.01)            -0-            -0-
  Net Realized Gain ..................           -0-            -0-           -0-         (0.01)         (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.42)         (0.19)         (0.14)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.34     $    15.58    $    13.57     $    14.85     $    13.91
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................       -20.00%         14.81%        -5.54%          8.32%         17.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   77,141     $   62,699    $   45,573     $   66,817     $   21,961
Ratio of Expenses to Average
  Net Assets .........................         1.60%          1.65%         1.65%          1.65%          1.65%
Ratio of Net Investment Income
  to Average Net Assets ..............         0.47%          0.26%         0.37%          1.19%          1.39%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income ............          N/A     $       -0-   $       -0-+   $     0.02     $     0.11
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....          N/A           1.68%         1.71%          1.82%          2.50%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A           0.23%         0.33%          1.02%          0.52%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.
N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS       F-209

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS B SHARES                              2001#          2000#         1999#          1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $    15.35     $    13.47    $    14.72     $    13.84     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........        (0.05)         (0.08)        (0.04)          0.05           0.10
  Net Realized and
    Unrealized Gain/Loss .............        (3.03)          1.96         (0.90)          0.97           1.85
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.08)          1.88         (0.94)          1.02           1.95
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.15)         (0.13)        (0.10)
  In Excess of Net Investment
    Income ...........................           -0-            -0-           -0-+           -0-           -0-
  Net Realized Gain ..................           -0-            -0-            0          (0.01)        (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.31)         (0.14)         (0.11)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.12     $    15.35    $    13.47     $    14.72     $    13.84
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................       -20.28%         14.12%        -6.28%          7.55%         16.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   40,312     $   55,573    $   48,096     $   51,541     $   18,215
Ratio of Expenses to Average
  Net Assets .........................         2.35%          2.40%         2.40%          2.40%          2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............        (0.34)%        (0.55)%       (0.33)%         0.40%          0.54%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......          N/A     $       -0-+  $       -0-+   $     0.02     $     0.17
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....          N/A           2.43%         2.46%          2.57%          3.34%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A          (0.58)%       (0.37)%         0.23%         (0.42)%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
N/A   NOT APPLICABLE


                                  F-210        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,                    JULY 1, 1996*
                                         ------------------------------------------------------       TO
CLASS C SHARES                              2001#          2000#         1999#          1998#     JUNE 30, 1997
                                         ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD ............................   $    15.43     $    13.52    $    14.78     $    13.83     $    12.00
                                         ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........        (0.05)         (0.09)        (0.03)          0.05           0.06
  Net Realized and
    Unrealized Gain/Loss .............        (3.05)          2.00         (0.92)          0.99           1.88
                                         ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .....        (3.10)          1.91         (0.95)          1.04           1.94
                                         ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ..............           -0-            -0-        (0.15)         (0.08)         (0.10)
  In Excess of Net Investment
    Income ...........................           -0-            -0-           -0-+           -0-            -0-
  Net Realized Gain ..................           -0-            -0-           -0-         (0.01)         (0.01)
  In Excess of Net Realized Gain .....        (0.15)            -0-        (0.16)            -0-            -0-
                                         ----------     ----------    ----------     ----------     ----------
Total Distributions ..................        (0.15)            -0-        (0.31)         (0.09)         (0.11)
                                         ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .......   $    12.18     $    15.43    $    13.52     $    14.78     $    13.83
                                         ==========     ==========    ==========     ==========     ==========
Total Return (1) .....................      -20.26%          14.13%        -6.25%          7.55%         16.27%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $   13,055     $   15,235    $   14,187     $   15,520     $    9,156
Ratio of Expenses to Average
  Net Assets .........................         2.35%          2.40%         2.40%          2.40%          2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............        (0.35)%        (0.58)%       (0.26)%         0.36%          0.29%
Portfolio Turnover Rate ..............           41%            66%           70%            35%            22%**
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
Limitation During the Period
  Per Share Benefit to
    Net Investment Income/Loss .......          N/A     $       -0-+  $       -0-+   $     0.02     $     0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets .....          N/A           2.43%         2.46%          2.56%          3.45%
  Net Investment Income/Loss to
    Average Net Assets ...............          N/A          (0.61)%       (0.30)%         0.20%         (0.77)%
---------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS
**    NON-ANNUALIZED
+     AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     F-211

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending June 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $1,131,597, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $133,544,674, the aggregate gross unrealized appreciation is $9,457,421

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

and the aggregate gross unrealized depreciation is $12,388,888, resulting in net unrealized depreciation on long- and short-term investments of $2,931,467.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $411,649 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to return of capital totaling $96 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $69,072 were reclassified from accumulated distributions in excess of net realized gain to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $424,494 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.),

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ...............................................      0.80%
Next $500 million ................................................      0.75%
Over $1 billion ..................................................      0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        CLASS B
                     CLASS A                          AND CLASS C
                 MAX. OPERATING                     MAX. OPERATING
                  EXPENSE RATIO                      EXPENSE RATIO
                      1.65%                               2.40%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $21,400, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $58,669. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      (Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $28,147 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B   CLASS C
First ...........................................          5.00%     1.00%
Second ..........................................          4.00%      None
Third ...........................................          3.00%      None
Fourth ..........................................          2.50%      None
Fifth ...........................................          1.50%      None
Thereafter ......................................           None      None

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $112,500 and CDSC on redeemed shares of Classes B and C of approximately $96,200. Sales charges do not represent expenses of the Fund.

                                                         YEAR ENDED        YEAR ENDED
                                                        JUNE 30, 2001     JUNE 30, 2000
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed .......................................      24,278,281         6,712,665
   Distributions Reinvested .........................          43,526                -0-
   Redeemed .........................................     (22,092,415)       (6,047,347)
                                                        -------------     -------------
  Net Increase in Class A Shares Outstanding ........       2,229,392           665,318
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $ 315,058,316     $ 100,786,852
   Distributions Reinvested .........................         599,350                -0-
   Redeemed .........................................    (288,332,330)      (90,737,489)
                                                        -------------     -------------
  Net Increase ......................................   $  27,325,336     $  10,049,363
                                                        =============     =============
  Ending Paid in Capital ............................   $  82,942,164+    $  55,629,922+
                                                        =============     =============
CLASS B:
  Shares:
   Subscribed .......................................         635,691         1,037,074
   Distributions Reinvested .........................          34,877                -0-
   Redeemed .........................................        (965,256)         (989,365)
                                                        -------------     -------------
  Net Increase/Decrease in Class B Shares Outstanding        (294,688)           47,709
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $   8,788,042     $  15,371,099
   Distributions Reinvested .........................         471,888                -0-
   Redeemed .........................................     (12,873,169)      (14,491,163)
                                                        -------------     -------------
  Net Increase/Decrease .............................   $  (3,613,239)    $     879,936
                                                        =============     =============
  Ending Paid in Capital ............................   $  44,718,721+    $  48,343,566+
                                                        =============     =============
CLASS C:
  Shares:
   Subscribed .......................................       1,413,994           459,208
   Distributions Reinvested .........................           9,879                -0-
   Redeemed .........................................      (1,339,687)         (521,018)
                                                        -------------     -------------
  Net Increase/Decrease in Class C Shares Outstanding          84,186           (61,810)
                                                        =============     =============
  Dollars:
   Subscribed .......................................   $  18,436,668     $   6,757,170
   Distributions Reinvested .........................         134,361                -0-
   Redeemed .........................................     (17,699,684)       (7,645,846)
                                                        -------------     -------------
  Net Increase/Decrease .............................   $     871,345     $    (888,676)
                                                        =============     =============
  Ending Paid in Capital ............................   $  13,169,342+    $  12,301,179+
                                                        =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1F.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

      For the period ended June 30, 2001, the Portfolio made purchases of $43,792,666 and sales of $44,850,992 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

      With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $421,000 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $76,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

            At June 30, 2001, the Fund has outstanding forward currency contracts as follows:

                                                                    UNREALIZED
                                                      CURRENT      APPRECIATION/
            FORWARD CURRENCY CONTRACTS                 VALUE       DEPRECIATION
            LONG CONTRACTS:
            British Pound, 9,653,297
               expiring 9/12/01 .......             $ 13,555,907    $ (86,808)
            Euro, 18,029,550
               expiring 9/12/01 .......               15,243,496      202,309
            Hong Kong Dollar, 7,458,500
               expiring 9/12/01 .......                  956,406          (93)
            Japanese Yen, 1,490,587,147
               expiring 9/12/01 .......               12,044,297      237,744
                                                    ------------    ---------
                                                    $ 41,800,106    $ 353,152
                                                    ------------    ---------
            SHORT CONTRACTS:
            British Pound, 11,429,770
               expiring 9/12/01 .......             $ 16,050,568    $ 142,674
            Euro, 22,943,375
               expiring 9/12/01 .......               19,398,002     (224,812)
            Hong Kong Dollar, 7,458,500
               expiring 9/12/01 .......                  956,406           15
            Japanese Yen, 1,371,848,700
               expiring 9/12/01 .......               11,084,862     (208,709)
                                                    ------------    ---------
                                                    $ 47,489,838    $(290,832)
                                                    ------------    ---------
                                                                    $  62,320
                                                                    =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

      Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2000 .....................................          54
Futures Opened ...................................................       1,115
Futures Closed ...................................................      (1,083)
                                                                        ------
Outstanding at June 30, 2001 .....................................          86
                                                                        ======

      The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                         UNREALIZED
                                                        APPRECIATION/
                                        CONTRACTS       DEPRECIATION
         LONG CONTRACTS:
         CAC 40 Index - September 2001
            (Current notional value
            $5,250 per contract)            34            $  6,856
         DAX Index  - September 2001
            (Current notional value
            $6,115 per contract)             9              29,095
         FTSE 100 Index - September 2001
            (Current notional value
            $5,651 per contract)            28             (30,128)
         MIB 30 Index - September 2001
            (Current notional value
            $37,524 per contract)            4              14,019
         TOPIX Index - September 2001
            (Current notional value
            $1,296 per contract)            11              (5,732)
                                            --              ------

                                            86             $14,110
                                            ==             =======

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Latin American Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                              SHARES         VALUE
COMMON STOCKS 80.6%
ARGENTINA 2.1%
Quilmes Industrial (Quinsa) S.A. ADR (a) ........         26,197     $  550,137
Telecom Argentina S.A. ADR ......................         30,182        466,312
                                                                     ----------
                                                                      1,016,449
                                                                     ----------
BRAZIL 19.7%
Aracruz Celulose S.A. ADR .......................         32,525        608,217
Banco Bradesco S.A. ADR .........................          9,560         49,675
Brasil Telecom Participacoes S.A. ADR ...........          3,520        147,875
CEMIG ADR .......................................         14,453        172,100
CEMIG ADR (b) ...................................            835          9,943
Cia Paranaense de Energia ADR ...................            170          1,277
Cia Siderurgica Nacional ........................     28,601,300        534,247
Cia Siderurgica Nacional ADR ....................          5,500        101,200
Companhia de Bebidas das Americas ADR ...........         52,898      1,224,589
CVRD 'A' ........................................          5,000        115,142
CVRD ADR ........................................         17,960        416,672
Eletrobras ADR ..................................         22,645        133,796
Eletrobras ADR ..................................          9,940         63,915
Eletrobras S.A. .................................     25,063,013        321,251
Embratel Participacoes 'A' ADR ..................         23,170        173,312
Empresa Brasileira de Aeronautica S.A. ADR ......         18,800        734,140
Gerdau S.A. ADR .................................          1,900         14,345
Lojas Arupau S.A. ADR (a,c) .....................         10,410             -0-
Petrobras S.A. ..................................         27,910        732,463
Petroleo Brasileiro ADR .........................         29,058        679,667
Petroleo Brasileiro S.A. ........................         58,900      1,531,400
Tele Norte Leste ADR ............................         49,622        757,232
Telemig Celular ADR .............................          1,140         47,082
Telesp Celular ADR ..............................         17,395        263,534
Unibanco GDR ....................................         18,880        480,496
Votorantim Celulose e Papel S.A. ADR ............         13,940        210,494
                                                                     ----------
                                                                      9,524,064
                                                                     ----------
CHILE 6.3%
Banco de A. Edwards ADR .........................         24,302        413,134
Banco Santander Chile ADR .......................          8,099        140,194
Banco Santiago S.A. ADR .........................          9,350        213,273
CCU ADR .........................................         20,586        452,892
Cia Telecom ADR (a) .............................         48,570        683,865


                                     F-222    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                        MARKET
DESCRIPTION                                              SHARES          VALUE
CHILE (CONTINUED)
D&S ADR ...........................................       13,080    $   193,584
Endesa ADR ........................................       27,507        309,454
Enersis S.A. ADR ..................................       33,160        496,737
Quinenco S.A. ADR (a) .............................       19,509        147,293
                                                                     ----------
                                                                      3,050,426
                                                                     ----------
COLOMBIA 0.0%
Valores Bavaria S.A. (a) ..........................            1              1
                                                                     ----------
MEXICO 50.9%
Alfa S.A. 'A' .....................................      389,391        542,076
America Movil S.A. de C.V .........................      141,604      2,953,859
Carso Global Telecom 'A1' (a) .....................      109,968        267,296
Cemex CPO .........................................      295,827      1,575,391
Cemex CPO ADR .....................................       20,729        549,318
FEMSA .............................................      139,062        591,524
FEMSA ADR .........................................       24,741      1,059,162
Grupo Aeroportuario de Sureste S.A. de C.V. 'B' (a)      333,700        626,771
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a)        4,700         87,890
Grupo Carso S.A. 'A1' (a) .........................       85,925        255,373
Grupo Financiero Banamex Accival S.A. de C.V. (a) .      944,664      2,445,418
Grupo Financiero Bancomer S.A. de C.V. 'O' (a) ....    1,664,800      1,649,901
Grupo Financiero Banorte S.A. de C.V. 'O' (a) .....      213,798        448,808
Grupo Modelo S.A. 'C' .............................      185,888        507,285
Grupo Televisa S.A. GDR (a) .......................       34,880      1,395,549
Kimberly 'A' ......................................      493,975      1,463,205
Nueva Grupo Mexico S.A ............................       59,320        154,805
Panamerican Beverages, Inc. 'A' ...................       12,400        251,720
StarMedia Network, Inc. (a) .......................       10,775         20,042
TAMSA ADR .........................................       42,222        534,108
Telmex ADR ........................................      142,262      4,991,974
Wal-Mart de Mexico S.A. de C.V. 'C' ...............      406,805        997,349
Wal-Mart de Mexico S.A. de C.V. 'V' ...............      452,768      1,230,592
                                                                     ----------
                                                                     24,599,416
                                                                     ----------
VENEZUELA 1.6%
CANTV ADR .........................................       31,935        748,556
                                                                     ----------
TOTAL COMMON STOCKS
    (Cost $34,258,418) .........................................     38,938,912
                                                                     ----------


SEE NOTES TO FINANCIAL STATEMENTS    F-223

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                       MARKET
DESCRIPTION                                          SHARES            VALUE
PREFERRED STOCKS 17.3%
BRAZIL 17.3%
Banco Bradesco S.A. .......................        90,302,339       $   474,759
Banco Nacional S.A. (a,c) .................         8,115,000               176
Brasil Telecom Participacoes S.A. .........       139,220,835           828,732
Companhia de Bebidas das Americas .........         1,534,000           356,589
Celular CRT (a) ...........................         2,266,748           940,580
CEMIG (a) .................................        46,980,919           559,321
Copel 'B' .................................        61,045,450           458,869
CVRD ......................................            37,659           857,738
Eletrobras 'B' ............................        48,963,200           578,666
Embratel Participacoes 'A' ................        42,731,000           327,700
Gerdau S.A. ...............................        42,638,134           331,434
Itaubanco S.A. ............................        15,098,210         1,325,153
Itausa S.A. ...............................           459,597           411,371
Lojas Arapua S.A. (a,c) ...................        19,195,300                -0-
Petroleo Brasileiro S.A. ..................            12,499           293,209
Tele Centro Sul ...........................        23,794,454           199,536
Tele Nordeste Celular .....................           237,768               387
Tele Norte Celular ........................       184,279,800           100,087
Tele Norte Leste ..........................         3,921,000            60,055
Telemig Celular ...........................        44,472,000            92,557
Telesp Celular ............................        14,618,589            89,560
Votorantim Celulose e Papel S.A. ..........         2,346,000            70,334
                                                                     ----------
TOTAL PREFERRED STOCKS
    (Cost $8,003,096) .......................................         8,356,813
                                                                     ----------
TOTAL LONG-TERM INVESTMENTS 97.9%
    (Cost $42,261,514) ......................................        47,295,725
                                                                     ----------


                                     F-224    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT 5.0%
REPURCHASE AGREEMENT 5.0%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $2,415,714, collateralized
by U.S. Treasury Inflation Notes 3.625%, due 1/15/08,
valued at $2,469,682
    (Cost $2,415,000) .................................   $ 2,415,000    $  2,415,000
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES 102.9%
    (Cost $44,676,514) ..............................................      49,710,725
                                                                         ------------
FOREIGN CURRENCY 0.2%
    (Cost $78,525) ..................................................          78,830
                                                                         ------------
TOTAL INVESTMENTS 103.1%
    (Cost $44,755,039) ..............................................      49,789,555
LIABILITIES IN EXCESS OF OTHER ASSETS -3.1% .........................      (1,495,103)
                                                                         ------------
NET ASSETS 100% .....................................................    $ 48,294,452
                                                                         ============

(a)   Non-income producing security

(b)   144A Security-Certain conditions for public sale may exist.

(c)   Security valued at fair value--see note 1-A to financial statements.

ADR   American Depositary Receipt

CPO   Certificate of Participation

GDR   Global Depositary Receipt


SEE NOTES TO FINANCIAL STATEMENTS    F-225

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                   MARKET         PERCENT OF
INDUSTRY                                            VALUE         NET ASSETS
Telecommunication Services ...................   $14,140,091          29.3%
Financials ...................................     7,640,987          15.8
Materials ....................................     7,002,544          14.5
Consumer Staples .............................     5,187,483          10.7
Energy .......................................     3,770,847           7.8
Consumer Discretionary .......................     3,623,490           7.5
Utilities ....................................     3,105,328           6.4
Industrials ..................................     2,804,913           5.8
Information Technology .......................        20,042           0.1
                                                 -----------          ----
                                                 $47,295,725          97.9%
                                                 ===========          ====

+ Classified by sectors which represent broad groupings of related industries.


                                     F-226    SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities

JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $44,676,514) .....................   $ 49,710,725
Foreign Currency (Cost $78,525) ............................................         78,830
Cash .......................................................................            303
Receivable for:
  Fund Shares Sold .........................................................      2,091,156
  Dividends ................................................................        203,303
  Investments Sold .........................................................         93,813
  Interest .................................................................            496
Other ......................................................................         28,041
                                                                               ------------
    Total Assets ...........................................................     52,206,667
                                                                               ------------
LIABILITIES:
Payable for:
  Investments Purchased ....................................................      3,363,216
  Investment Advisory Fees .................................................        101,476
  Fund Shares Redeemed .....................................................         43,494
  Directors' Fees and Expenses .............................................         34,467
  Distribution (12b-1) and Service Fees ....................................         31,659
  Professional Fees ........................................................         28,077
  Administrative Fees ......................................................         10,629
  Shareholder Reporting Expense ............................................         10,229
  Custody Fees .............................................................          8,813
  Transfer Agent Fees ......................................................          4,956
Net Unrealized Loss on Foreign Currency Exchange Contracts .................        275,199
                                                                               ------------
    Total Liabilities ......................................................      3,912,215
                                                                               ------------
NET ASSETS .................................................................   $ 48,294,452
                                                                               ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ....   $      3,885
Paid in Capital in Excess of Par ...........................................     73,767,934
Net Unrealized Appreciation on Investments and Foreign Currency Translations      4,745,021
Accumulated Net Investment Income ..........................................        154,633
Accumulated Net Realized Loss ..............................................    (30,377,021)
                                                                               ------------
NET ASSETS .................................................................   $ 48,294,452
                                                                               ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $26,538,618 and 2,089,913 Shares Outstanding) .......................   $      12.70
                                                                               ============
    Maximum Sales Charge ...................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .........................   $      13.47
                                                                               ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $14,517,879 and 1,197,562 Shares Outstanding)* ......................   $      12.12
                                                                               ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $7,237,955 and 597,457 Shares Outstanding)* .........................   $      12.11
                                                                               ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    F-227

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................   $ 1,646,321
Interest ..............................................................       112,707
Less Foreign Taxes Withheld ...........................................       (19,933)
                                                                          -----------
    Total Income ......................................................     1,739,095
                                                                          -----------
EXPENSES:
Investment Advisory Fees ..............................................       720,457
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $79,231, $161,716 and $85,002, respectively) .....................       325,949
Administrative Fees ...................................................       147,340
Custody Fees ..........................................................        46,236
Shareholder Reports ...................................................        44,365
Professional Fees .....................................................        41,818
Country Tax Expense ...................................................        39,753
Transfer Agent Fees ...................................................        35,139
Filing and Registration Fees ..........................................        30,790
Directors' Fees and Expenses ..........................................        11,098
Interest Expense ......................................................         4,593
Other .................................................................         8,805
                                                                          -----------
    Total Expenses ....................................................     1,456,343
    Less Expense Reductions ...........................................       (15,758)
                                                                          -----------
    Net Expenses ......................................................     1,440,585
                                                                          -----------
NET INVESTMENT INCOME .................................................   $   298,510
                                                                          ===========
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................   $(9,119,076)
Foreign Currency Transactions .........................................       (11,031)
                                                                          -----------
Net Realized Loss .....................................................    (9,130,107)
                                                                          -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................     3,911,624
  End of the Period:
    Investments .......................................................     5,034,211
    Foreign Currency Translations .....................................      (289,190)
                                                                          -----------
                                                                            4,745,021
                                                                          -----------
Net Unrealized Appreciation During the Period .........................       833,397
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS ......................................   $(8,296,710)
                                                                          ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(7,998,200)
                                                                          ===========


                                     F-228    SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 2001    JUNE 30, 2000
                                                           -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss .............................   $     298,510    $     (39,983)
Net Realized Gain/Loss .................................      (9,130,107)       7,043,415
Net Unrealized Appreciation During the Period ..........         833,397        2,755,431
                                                           -------------    -------------
Net Increase/Decrease in Net Assets Resulting
  from Operations ......................................      (7,998,200)       9,758,863
                                                           -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .............................................      27,483,634       36,177,962
Redeemed ...............................................     (40,123,085)     (40,100,838)
                                                           -------------    -------------
Net Decrease in Net Assets Resulting from Capital
  Share Transactions ...................................     (12,639,451)      (3,922,876)
                                                           -------------    -------------
Total Increase/Decrease in Net Assets ..................     (20,637,651)       5,835,987
NET ASSETS--Beginning of Period ........................      68,932,103       63,096,116
                                                           -------------    -------------
NET ASSETS--End of Period (Including accumulated net
  investment income/loss of $154,633 and $(132,846),
  respectively) ........................................   $  48,294,452    $  68,932,103
                                                           =============    =============


SEE NOTES TO FINANCIAL STATEMENTS    F-229

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS A SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    14.24     $    11.54    $    11.42     $    17.39     $    12.63
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.11           0.04          0.09          (0.01)          0.02
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.65)          2.66          0.19          (2.73)          6.46
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.54)          2.70          0.28          (2.74)          6.48
                                           ----------     ----------    ----------     ----------     ----------
Distributions
  Net Investment Income ................           -0-            -0-        (0.04)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.07)            -0-         (0.09)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.16)         (3.23)         (1.72)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.70     $    14.24    $    11.54     $    11.42     $    17.39
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -10.74%          23.29%         3.00%       -17.37%          57.32%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   26,538     $   38,525    $   34,139     $   44,439     $   84,401
Ratio of Expenses to Average
  Net Assets ...........................         2.18%          2.17%         2.20%          2.25%          2.24%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.84%          0.31%         0.98%         (0.09)%        (0.08)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........    $      -0-+    $     0.03    $     0.02     $     0.02     $     0.10
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.20%          2.38%         2.44%          2.41%          2.77%
  Net Investment Income/Loss to
    Average Net Assets .................         0.82%          0.10%         0.74%         (0.24)%        (0.61)%
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense .......         2.10%          2.10%         2.10%          2.10%          2.10%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                     F-230    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS B SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    13.70     $    11.19    $    11.03     $    16.99     $    12.45
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.01          (0.06)         0.02          (0.08)         (0.03)
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.59)          2.57          0.22          (2.65)          6.28
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.58)          2.51          0.24          (2.73)          6.25
                                           ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ................           -0-            -0-        (0.01)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.02)            -0-         (0.08)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.08)         (3.23)         (1.71)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.12     $    13.70    $    11.19     $    11.03     $    16.99
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -11.39%          22.32%         2.47%       -17.82%          56.17%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $   14,518     $   19,635    $   18,570     $   24,206     $   14,314
Ratio of Expenses to Average
  Net Assets ...........................         2.93%          2.92%         2.96%          2.99%          2.99%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.09%         (0.47)%        0.20%         (0.58)%        (0.78)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........   $       -0-+   $     0.03    $     0.02     $     0.02     $     0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.95%          3.13%         3.20%          3.16%          3.55%
  Net Investment Income/Loss to
    Average Net Assets .................         0.07%         (0.68)%       (0.04)%        (0.73)%        (1.34)%
Ratio of Expenses to Average Net
  Assets excluding country tax expense
    and interest expense ...............         2.85%          2.85%         2.85%          2.85%          2.85%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-231

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                           ---------------------------------------------------------------------
CLASS C SHARES                                2001#          2000#         1999#          1998#          1997
                                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................   $    13.69     $    11.18    $    11.04     $    17.01     $    12.43
                                           ----------     ----------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........         0.01          (0.06)         0.02          (0.11)         (0.07)
  Net Realized and Unrealized
    Gain/Loss ..........................        (1.59)          2.57          0.20          (2.63)          6.31
                                           ----------     ----------    ----------     ----------     ----------
Total From Investment Operations .......        (1.58)          2.51          0.22          (2.74)          6.24
                                           ----------     ----------    ----------     ----------     ----------
Distributions
  Net Investment Income ................           -0-            -0-        (0.01)            -0-            -0-
  In Excess of Net Investment Income ...           -0-            -0-        (0.02)            -0-         (0.03)
  Net Realized Gain ....................           -0-            -0-           -0-         (1.92)         (1.63)
  In Excess of Net Realized Gain .......           -0-            -0-        (0.05)         (1.31)            -0-
                                           ----------     ----------    ----------     ----------     ----------
Total Distributions ....................           -0-            -0-        (0.08)         (3.23)         (1.66)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD .........   $    12.11     $    13.69    $    11.18     $    11.04     $    17.01
                                           ==========     ==========    ==========     ==========     ==========
Total Return (1) .......................      -11.40%          22.34%         2.28%       -17.86%          56.04%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......   $    7,238     $   10,772    $   10,387     $   14,577     $   20,345
Ratio of Expenses to Average
  Net Assets ...........................         2.93%          2.92%         2.96%          3.00%          2.99%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................         0.05%         (0.47)%        0.23%         (0.77)%        (0.79)%
Portfolio Turnover Rate ................           61%            78%          163%           249%           241%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to
    Net Investment Income/Loss .........   $       -0-+   $     0.03    $     0.02     $     0.02     $     0.05
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......         2.95%          3.13%         3.20%          3.16%          3.56%
  Net Investment Income/Loss to
    Average Net Assets .................         0.03%         (0.68)%       (0.01)%        (0.93)%        (1.36)%
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense .......         2.85%          2.85%         2.85%          2.85%          2.85%
----------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                     F-232    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $19,709,739 which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $48,772,988, the aggregate gross unrealized appreciation is $6,326,397 and the aggregate gross unrealized depreciation is $5,388,660, resulting in net unrealized appreciation on long- and short-term investments of $937,737.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $11,031 has been reclassified from accumulated net investment income to accumulated net realized loss.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million .............................................     1.25%
Next $500 million ..............................................     1.20%
Over $1 billion ................................................     1.15%

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              2.10%               2.85%

      For the period ended June 30, 2001, the Adviser voluntarily waived $15,758 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $18,700, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $35,139. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $27,064 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,600 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES
                                                    CHARGE ON ASSETS SUBJECT TO
                                                           SALES CHARGE
YEAR OF REDEMPTION                                     CLASS B       CLASS C
First ...........................................         5.00%      1.00%
Second ..........................................         4.00%       None
Third ...........................................         3.00%       None
Fourth ..........................................         2.50%       None
Fifth ...........................................         1.50%       None
Thereafter ......................................          None       None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,200 and CDSC on redeemed shares of Classes B and C of approximately $22,200. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

CAPITAL SHARE TRANSACTIONS
CLASS A:

                                                     YEAR ENDED        YEAR ENDED
                                                    JUNE 30, 2001     JUNE 30, 2000
                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................       1,935,090         2,253,909
     Redeemed ...................................      (2,550,093)       (2,506,657)
                                                    -------------     -------------
   Net Decrease in Class A Shares Outstanding ...        (615,003)         (252,748)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $  25,412,274     $  29,534,280
     Redeemed ...................................     (32,871,618)      (29,421,115)
                                                    -------------     -------------
   Net Increase/Decrease ........................   $  (7,459,344)    $     113,165
                                                    =============     =============
   Ending Paid in Capital .......................   $  38,557,207+    $  46,117,225+
                                                    =============     =============
CLASS B:
   Shares:
     Subscribed .................................         105,222           276,063
     Redeemed ...................................        (341,368)         (502,008)
                                                    -------------     -------------
   Net Decrease in Class B Shares Outstanding ...        (236,146)         (225,945)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $   1,328,015     $   3,511,416
     Redeemed ...................................      (4,207,182)       (6,134,553)
                                                    -------------     -------------
   Net Decrease .................................   $  (2,879,167)    $  (2,623,137)
                                                    =============     =============
   Ending Paid in Capital .......................   $  23,492,244+    $  26,423,794+
                                                    =============     =============
CLASS C:
   Shares:
     Subscribed .................................          59,180           234,457
     Redeemed ...................................        (248,704)         (376,362)
                                                    -------------     -------------
   Net Decrease in Class C Shares Outstanding ...        (189,524)         (141,905)
                                                    =============     =============
   Dollars:
     Subscribed .................................   $     743,345     $   3,132,266
     Redeemed ...................................      (3,044,285)       (4,545,170)
                                                    -------------     -------------
   Net Decrease .................................   $  (2,300,940)    $  (1,412,904)
                                                    =============     =============
   Ending Paid in Capital .......................   $  11,722,364+    $  14,054,141+
                                                    =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $33,690,335 and sales of $44,990,193 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $150,200 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $24,600.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2001

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                    UNREALIZED
                                                       CURRENT     APPRECIATION/
FORWARD CURRENCY CONTRACTS                              VALUE      DEPRECIATION
LONG CONTRACT:
Mexican Peso, 46,091,761
   expiring 1/18/02 ..............................   $4,836,334     $(281,334)
                                                     ----------     ---------
SHORT CONTRACT:
Mexican Peso, 14,096,610
   expiring 1/18/02 ..............................    1,479,134         6,135
                                                     ----------     ---------
                                                                    $(275,199)
                                                                    =========

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods ended June 30, 2001 and June 30, 2000 and the financial highlights for the periods ended June 30, 2001 and June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
COMMON STOCKS  94.6%
BASIC RESOURCES  0.8%
SPECIALTY CHEMICALS  0.8%
Sigma-Aldrich Corp. ...................................            23,200      $    895,984
                                                                               ------------
CONSUMER SERVICES  12.5%
ENTERTAINMENT & LEISURE  3.4%
Electronic Arts, Inc. (a) .............................            42,200         2,443,380
International Game Technology (a) .....................            22,500         1,411,875
                                                                               ------------
                                                                                  3,855,255
                                                                               ------------
LODGING & CATERING  0.8%
MGM Grand, Inc. (a) ...................................            31,700           949,732
                                                                               ------------
OTHER  3.1%
Apollo Group, Inc. 'A' (a) ............................            35,750         1,517,587
Homestore.com, Inc. (a) ...............................            30,900         1,080,264
Service Corp. International (a) .......................           144,700           920,292
                                                                               ------------
                                                                                  3,518,143
                                                                               ------------
PUBLISHING & BROADCASTING  5.2%
Cablevision Systems Corp. (a) .........................            25,850           666,930
Lamar Advertising Co. (a) .............................            45,400         1,997,600
McGraw-Hill Cos., Inc. ................................            12,400           820,260
USA Networks, Inc. (a) ................................            49,900         1,397,200
Westwood One, Inc. (a) ................................            26,600           980,210
                                                                               ------------
                                                                                  5,862,200
                                                                               ------------
TOTAL CONSUMER SERVICES ...............................                          14,185,330
                                                                               ------------
ENERGY  4.0%
NATURAL GAS  0.7%
Hanover Compressor Co. (a) ............................            24,300           804,087
                                                                               ------------
OIL-OFFSHORE DRILLING  2.4%
ENSCO International, Inc. .............................            25,600           599,040
Global Marine, Inc. (a) ...............................            35,600           663,228
Nabors Industries, Inc. (a) ...........................            16,700           621,240
Santa Fe International Corp. ..........................            27,400           794,600
                                                                               ------------
                                                                                  2,678,108
                                                                               ------------
OIL-WELL EQUIPMENT & SERVICES  0.9%
BJ Services Co. (a) ...................................            35,400         1,004,652
                                                                               ------------
TOTAL ENERGY ..........................................                           4,486,847
                                                                               ------------


SEE NOTES TO FINANCIAL STATEMENTS    F-243

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
FINANCIAL SERVICES  6.7%
CREDIT & FINANCE  2.6%
Concord EFS, Inc. (a) .................................            37,800      $  1,965,978
USA Education, Inc. ...................................            12,900           941,700
                                                                               ------------
                                                                                  2,907,678
                                                                               ------------
INSURANCE  2.5%
Everest Re Group, Ltd. ................................            24,100         1,802,680
MGIC Investment Corp. .................................            14,000         1,016,960
                                                                               ------------
                                                                                  2,819,640
                                                                               ------------
INVESTMENT COMPANIES  1.6%
Instinet Group, Inc. (a) ..............................            49,200           917,088
SEI Investments Co. ...................................            19,800           938,520
                                                                               ------------
                                                                                  1,855,608
                                                                               ------------
TOTAL FINANCIAL SERVICES ..............................                           7,582,926
                                                                               ------------
FOOD & TOBACCO  1.2%
TOBACCO  1.2%
R.J. Reynolds Tobacco Holdings, Inc. ..................            24,100         1,315,860
                                                                               ------------
HEALTH CARE  19.0%
DRUGS  5.0%
Allergan, Inc. ........................................            10,600           906,300
Biovail Corp. (a) .....................................            42,200         1,835,700
Forest Laboratories, Inc. 'A' (a) .....................            16,400         1,164,400
Genzyme Corp. (a) .....................................            28,200         1,720,200
                                                                               ------------
                                                                                  5,626,600
                                                                               ------------
HEALTH SERVICES  10.0%
Caremark Rx, Inc. (a) .................................            75,900         1,248,555
Express Scripts, Inc. 'A' (a) .........................            36,400         2,003,092
Health Management Associates, Inc. 'A' (a) ............            71,300         1,500,152
Lincare Holdings, Inc. (a) ............................            79,200         2,376,792
Quest Diagnostics, Inc. (a) ...........................            22,400         1,676,640
Quintiles Transnational Corp. (a) .....................            35,300           895,208
Tenet Healthcare Corp. (a) ............................            31,300         1,614,767
                                                                               ------------
                                                                                 11,315,206
                                                                               ------------
HEALTH TECHNOLOGY  4.0%
Mettler-Toledo International, Inc. (a) ................            24,000         1,038,000
PerkinElmer, Inc. .....................................            47,400         1,304,922
St. Jude Medical, Inc. (a) ............................            19,800         1,188,000
Stryker Corp. .........................................            18,400         1,009,240
                                                                               ------------
                                                                                  4,540,162
                                                                               ------------
TOTAL HEALTH CARE .....................................                          21,481,968
                                                                               ------------


                                     F-244     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
HEAVY INDUSTRY/TRANSPORTATION  13.6%
AEROSPACE  3.3%
Empresa Brasileira de Aeronautica S.A. ADR ............            19,100      $    745,855
L-3 Communications Holdings, Inc. (a) .................             9,570           730,191
Precision Castparts Corp. .............................            59,200         2,215,264
ViaSat, Inc. (a) ......................................             1,300            31,044
                                                                               ------------
                                                                                  3,722,354
                                                                               ------------
BUSINESS SERVICES  7.0%
Allied Waste Industries, Inc. (a) .....................            59,600         1,113,328
Celestica, Inc. (a) ...................................            38,400         1,977,600
Fiserv, Inc. (a) ......................................            32,800         2,098,544
Flextronics International Ltd. (a) ....................            20,900           545,699
Quanta Services, Inc. (a) .............................            47,500         1,046,900
SCI Systems, Inc. (a) .................................            44,600         1,137,300
                                                                               ------------
                                                                                  7,919,371
                                                                               ------------
MISCELLANEOUS INDUSTRIALS  3.3%
Canadian Pacific Ltd. .................................            46,700         1,809,625
Fluor Corp. ...........................................            20,100           907,515
Shaw Group, Inc. (a) ..................................            25,900         1,038,590
                                                                               ------------
                                                                                  3,755,730
                                                                               ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...................                          15,397,455
                                                                               ------------
RETAIL  3.8%
DEPARTMENT STORES  1.2%
J.C. Penney Co., Inc. .................................            50,800         1,339,088
                                                                               ------------
DISCOUNTERS  1.0%
BJ's Wholesale Club, Inc. (a) .........................            22,000         1,171,720
                                                                               ------------
SPECIALTY SHOPS  1.6%
Bed Bath & Beyond, Inc. (a) ...........................            57,500         1,794,000
                                                                               ------------
TOTAL RETAIL ..........................................                           4,304,808
                                                                               ------------
TECHNOLOGY  25.2%
COMPUTERS & OFFICE EQUIPMENT  4.3%
Extreme Networks, Inc. (a) ............................            42,600         1,256,700
McDATA Corp. (a) ......................................            47,900         1,046,136
QLogic Corp. (a) ......................................            31,800         2,049,510
Symbol Technologies, Inc. .............................            25,550           567,210
                                                                               ------------
                                                                                  4,919,556
                                                                               ------------
ELECTRONICS  6.1%
Advanced Micro Devices, Inc. (a) ......................            28,300           817,304
Cabot Microelectronics Corp. (a) ......................            13,100           812,200
Fairchild Semiconductor, Inc. 'A' (a) .................            15,200           349,600
KLA-Tencor Corp. (a) ..................................            18,600         1,087,542
Lam Research Corp. (a) ................................            33,700           999,205


SEE NOTES TO FINANCIAL STATEMENTS    F-245

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                 MARKET
DESCRIPTION                                                       SHARES          VALUE
ELECTRONICS (CONTINUED)
MIPS Technologies, Inc. 'B' (a) .......................            49,600      $    639,840
Novellus Systems, Inc. (a) ............................            19,300         1,096,047
NVIDIA Corp. (a) ......................................            12,100         1,122,275
                                                                               ------------
                                                                                  6,924,013
                                                                               ------------
SOFTWARE & SERVICES  9.8%
BMC Software, Inc. (a) ................................            90,400         2,037,616
Cadence Design Systems, Inc. (a) ......................            11,800           219,834
Exodus Communications, Inc. (a) .......................           237,700           489,662
Internet Security Systems, Inc. (a) ...................            21,600         1,048,896
Openwave Systems, Inc. (a) ............................            48,700         1,689,890
Peregrine Systems, Inc. (a) ...........................            58,500         1,696,500
Rational Software Corp. (a) ...........................            50,400         1,413,720
SunGuard Data Systems, Inc. (a) .......................            59,000         1,770,590
Synopsys, Inc. (a) ....................................            13,800           667,782
                                                                               ------------
                                                                                 11,034,490
                                                                               ------------
TELECOMMUNICATIONS EQUIPMENT  5.0%
ADC Telecommunications, Inc. (a) ......................           122,200           806,520
Andrew Corp. (a) ......................................            34,100           629,145
Comverse Technology, Inc. (a) .........................            12,100           690,910
Finisar Corp. (a) .....................................            60,800         1,135,744
Polycom, Inc. (a) .....................................            63,400         1,463,906
Scientific-Atlanta, Inc. ..............................            22,000           893,200
                                                                               ------------
                                                                                  5,619,425
                                                                               ------------
TOTAL TECHNOLOGY ......................................                          28,497,484
                                                                               ------------
UTILITIES  7.8%
ELECTRIC POWER  2.8%
Allegheny Energy, Inc. ................................            15,265           736,536
Mirant Corp. (a) ......................................            40,800         1,403,520
Orion Power Holdings, Inc. (a) ........................            28,900           688,109
Reliant Resources, Inc. (a) ...........................            13,800           340,860
                                                                               ------------
                                                                                  3,169,025
                                                                               ------------
NATURAL GAS PIPELINES  0.5%
Kinder Morgan, Inc. ...................................            12,100           608,025
                                                                               ------------
TELEPHONE SERVICES  4.5%
McLeodUSA, Inc. 'A' (a) ...............................           189,800           871,182
TeleCorp PCS, Inc. 'A' (a) ............................            73,628         1,426,175
Time Warner Telecom, Inc. 'A' (a) .....................            23,800           797,776
Western Wireless Corp. 'A' (a) ........................            46,000         1,978,000
                                                                               ------------
                                                                                  5,073,133
                                                                               ------------
TOTAL UTILITIES .......................................                           8,850,183
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  94.6%
    (Cost $109,562,235) ...............................                         106,998,845
                                                                               ------------


                                     F-246     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                   PAR           MARKET
DESCRIPTION                                                       VALUE           VALUE
SHORT-TERM INVESTMENT  5.2%
REPURCHASE AGREEMENT  5.2%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01, due
7/2/01, to be repurchased at $5,937,756, collateralized
by U.S. Treasury Notes 5.50%, due 1/15/08,
valued at $6,063,542
    (Cost $5,936,000) .................................      $  5,936,000      $  5,936,000
                                                                               ------------
TOTAL INVESTMENTS  99.8%
    (COST $115,498,235) ...............................                         112,934,845
                                                                               ------------
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2% ...........                             197,592
                                                                               ------------
NET ASSETS  100% ......................................                        $113,132,437
                                                                               ============

(a)   NON-INCOME PRODUCING SECURITY

ADR AMERICAN DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS    F-247

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $115,498,235) ..............................      $ 112,934,845
Cash ..................................................................                376
Receivable for:
  Investments Sold ....................................................          1,567,987
  Fund Shares Sold ....................................................          1,231,354
  Dividends ...........................................................             30,571
  Interest ............................................................              1,170
Other .................................................................             36,443
                                                                             -------------
    Total Assets ......................................................        115,802,746
                                                                             -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................          2,334,073
  Fund Shares Redeemed ................................................             87,002
  Distribution (12b-1) and Service Fees ...............................             85,571
  Investment Advisory Fees ............................................             69,806
  Administrative Fees .................................................             24,119
  Transfer Agent Fees .................................................             20,162
  Professional Fees ...................................................             19,716
  Directors' Fees and Expenses ........................................             10,576
  Custody Fees ........................................................              9,341
  Shareholder Reporting Expenses ......................................              5,749
Other .................................................................              4,194
                                                                             -------------
    Total Liabilities .................................................          2,670,309
                                                                             -------------
NET ASSETS ............................................................      $ 113,132,437
                                                                             =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $      12,007
Paid in Capital in Excess of Par ......................................        150,727,752
Accumulated Net Investment Loss .......................................             (8,252)
Net Unrealized Depreciation on Investments ............................         (2,563,390)
Accumulated Distributions in Excess of Net Realized Gain ..............        (35,035,680)
                                                                             -------------
NET ASSETS ............................................................      $ 113,132,437
                                                                             =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $44,716,295 and 4,713,559 Shares Outstanding) ..................      $        9.49
                                                                             =============
    Maximum Sales Charge ..............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................      $       10.07
                                                                             =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $46,831,698 and 4,992,946 Shares Outstanding)* .................      $        9.38
                                                                             =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,584,444 and 2,300,975 Shares Outstanding)* .................      $        9.38
                                                                             =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     F-248     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $    191,130
Interest ..............................................................           249,066
Less Foreign Taxes Withheld ...........................................              (778)
                                                                             ------------
    Total Income ......................................................           439,418
                                                                             ------------
EXPENSES:
Investment Advisory Fees ..............................................           870,218
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $111,907, $478,150 and $238,423, respectively) ...................           828,480
Administrative Fees ...................................................           293,806
Transfer Agent Fees ...................................................           115,685
Shareholder Reports ...................................................            77,687
Custody Fees ..........................................................            70,868
Filing and Registration Fees ..........................................            54,951
Professional Fees .....................................................            42,783
Directors' Fees and Expenses ..........................................            12,888
Other .................................................................             6,196
                                                                             ------------
    Total Expenses ....................................................         2,373,562
                                                                             ------------
NET INVESTMENT LOSS ...................................................      $ (1,934,144)
                                                                             ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $(34,756,558)
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................         2,114,966
  End of the Period:
    Investments .......................................................        (2,563,390)
                                                                             ------------
Net Unrealized Depreciation During the Period .........................        (4,678,356)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS ......................................      $(39,434,914)
                                                                             ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $(41,369,058)
                                                                             ============


SEE NOTES TO FINANCIAL STATEMENTS    F-249

Statements of Changes in Net Assets

FOR THE YEAR ENDED JUNE 30, 2001 AND THE PERIOD ENDED JUNE 30, 2000

                                                              YEAR ENDED     OCTOBER 25, 1999* TO
                                                             JUNE 30, 2001       JUNE 30, 2000
                                                             -------------       -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................      $  (1,934,144)      $    (582,959)
Net Realized Gain/Loss ................................        (34,756,558)          2,055,688
Net Unrealized Appreciation/Depreciation
   During the Period ..................................         (4,678,356)          2,114,966
                                                             -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
   Operations .........................................        (41,369,058)          3,587,695
                                                             -------------       -------------
DISTRIBUTIONS:
Net Realized Gain:
Class A ...............................................                 -0-                 -0-
Class B ...............................................                 -0-                 -0-
Class C ...............................................                 -0-                 -0-
In Excess of Net Realized Gain:
Class A ...............................................           (661,981)                 -0-
Class B ...............................................           (732,074)                 -0-
Class C ...............................................           (364,105)                 -0-
                                                             -------------       -------------
Net Decrease in Net Assets Resulting from Distributions         (1,758,160)                 -0-
                                                             -------------       -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................         92,268,090         103,620,869
Distributions Reinvested ..............................          1,526,093                  -0-
Redeemed ..............................................        (36,480,560)        (10,262,532)
                                                             -------------       -------------
Net Increase in Net Assets Resulting from Capital
   Share Transactions .................................         57,313,623          93,358,337
                                                             -------------       -------------
Total Increase in Net Assets ..........................         14,186,405          96,946,032
NET ASSETS--Beginning of Period .......................         98,946,032           2,000,000
                                                             -------------       -------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(8,252) and $(4,243),
   respectively) ......................................      $ 113,132,437       $  98,946,032
                                                             =============       =============

*     COMMENCEMENT OF OPERATIONS


                                     F-250     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED    OCTOBER 25, 1999* TO
CLASS A SHARES                                        JUNE 30, 2001#    JUNE 30, 2000#
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.37        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.14)            (0.09)
  Net Realized and Unrealized Gain/Loss ..........           (3.57)             3.46
                                                        ----------        ----------
Total From Investment Operations .................           (3.71)             3.37
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.49        $    13.37
                                                        ==========        ==========
Total Return (1) .................................          -28.03%            33.70%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   44,716        $   38,401
Ratio of Expenses to Average Net Assets ..........            1.58%             1.63%
Ratio of Net Investment Loss to Average Net Assets           (1.20)%           (1.04)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-251

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED    OCTOBER 25, 1999* TO
CLASS B SHARES                                        JUNE 30, 2001#   JUNE 30, 2000#
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.31        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.22)            (0.16)
  Net Realized and Unrealized Gain/Loss ..........           (3.54)             3.47
                                                        ----------        ----------
Total From Investment Operations .................           (3.76)             3.31
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.38        $    13.31
                                                        ==========        ==========
Total Return (1) .................................          -28.53%            33.10%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   46,832        $   40,499
Ratio of Expenses to Average Net Assets ..........            2.33%             2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.95)%           (1.83)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                     F-252     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                        YEAR ENDED   OCTOBER 25, 1999* TO
CLASS C SHARES                                        JUNE 30, 2001     JUNE 30, 2000
                                                      -------------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    13.33        $    10.00
                                                        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.22)            (0.16)
  Net Realized and Unrealized Gain/Loss ..........           (3.56)             3.49
                                                        ----------        ----------
Total From Investment Operations .................           (3.78)             3.33
                                                        ----------        ----------
DISTRIBUTIONS
  In Excess of Net Realized Gain .................           (0.17)               -0-
                                                        ----------        ----------
NET ASSET VALUE, END OF PERIOD ...................      $     9.38        $    13.33
                                                        ==========        ==========
Total Return (1) .................................          -28.64%            33.30%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   21,584        $   20,046
Ratio of Expenses to Average Net Assets ..........            2.33%             2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.95)%           (1.81)%
Portfolio Turnover Rate ..........................             146%              103%**

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-253

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,755,622, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $118,588,600, the aggregate gross unrealized appreciation is $11,890,754 and the aggregate gross unrealized depreciation is $17,544,509 resulting in net unrealized depreciation on long- and short-term investments of $5,653,755.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,930,756 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $621 has been reclassified from accumulated net investment loss to accumulated distributions in excess of net realized gain. A permanent difference related to a return of capital totaling $1,445 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investments LP (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ..........................................         0.75%
Next $500 million ...........................................         0.70%
Over $1 billion .............................................         0.65%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $16,600, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $115,685. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $9,584 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ................................................       5.00%         1.00%
Second ...............................................       4.00%          None
Third ................................................       3.00%          None
Fourth ...............................................       2.50%          None
Fifth ................................................       1.50%          None
Thereafter ...........................................        None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $294,500 and CDSC on redeemed shares of Classes B and C of approximately $76,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                    YEAR ENDED       OCTOBER 25, 1999*
                                                   JUNE 30, 2001     TO JUNE 30, 2000
                                                   -------------     ----------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
      Subscribed (Initial Shares of 70,000) ..         3,287,024           3,339,022
      Distributions Reinvested ...............            46,834                  -0-
      Redeemed ...............................        (1,491,510)           (467,811)
                                                    ------------        ------------
    Net Increase in Class A Shares Outstanding         1,842,348           2,871,211
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 38,291,771        $ 42,433,265
      Distributions Reinvested ...............           558,733                  -0-
      Redeemed ...............................       (16,208,848)         (6,006,453)
                                                    ------------        ------------
    Net Increase .............................      $ 22,641,656        $ 36,426,812
                                                    ============        ============
    Beginning Paid in Capital ................      $ 37,126,812        $    700,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 59,768,468+       $ 37,126,812
                                                    ============        ============
CLASS B:
    Shares:
      Subscribed (Initial Shares of 70,000) ..         2,939,241           3,237,074
      Distributions Reinvested ...............            56,688                  -0-
      Redeemed ...............................        (1,044,611)           (195,446)
                                                    ------------        ------------
    Net Increase in Class B Shares Outstanding         1,951,318           3,041,628
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 35,075,647        $ 41,534,880
      Distributions Reinvested ...............           670,613                  -0-
      Redeemed ...............................       (11,486,156)         (2,566,709)
                                                    ------------        ------------
    Net Increase .............................      $ 24,260,104        $ 38,968,171
                                                    ============        ============
    Beginning Paid in Capital ................      $ 39,668,171        $    700,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 63,928,275+       $ 39,668,171
                                                    ============        ============
CLASS C:
    Shares:
      Subscribed (Initial Shares of 60,000) ..         1,625,869           1,633,460
      Distributions Reinvested ...............            25,063                  -0-
      Redeemed ...............................          (854,040)           (129,377)
                                                    ------------        ------------
    Net Increase in Class C Shares Outstanding           796,892           1,504,083
                                                    ============        ============
    Dollars:
      Subscribed .............................      $ 18,900,672        $ 19,652,724
      Distributions Reinvested ...............           296,747                  -0-
      Redeemed ...............................        (8,785,556)         (1,689,370)
                                                    ------------        ------------
    Net Increase .............................      $ 10,411,863        $ 17,963,354
                                                    ============        ============
    Beginning Paid in Capital ................      $ 18,563,354        $    600,000
                                                    ============        ============
    Ending Paid in Capital ...................      $ 28,975,217+       $ 18,563,354
                                                    ============        ============

*     COMMENCEMENT OF OPERATIONS

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $213,816,852 and sales of $163,656,636 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $526,400 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $22,000.

REPORT OF
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Tax Managed Global Franchise Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Managed Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 was audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Managed Global Franchise Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                      SHARES          VALUE
COMMON STOCKS  90.0%
CANADA  2.6%
Torstar Corp. 'B' .....................................           56,640      $    723,715
                                                                              ------------
FINLAND  4.0%
Kone Corp. Oy 'B' .....................................           15,823         1,071,593
Rapala Normark Corp. ..................................           13,700            53,349
                                                                              ------------
                                                                                 1,124,942
                                                                              ------------
FRANCE  6.6%
Groupe Danone .........................................            8,934         1,225,970
Pernod-Ricard .........................................            8,960           628,042
                                                                              ------------
                                                                                 1,854,012
                                                                              ------------
SPAIN  4.0%
Zardoya-Otis S.A ......................................          125,585         1,126,924
                                                                              ------------
SWEDEN  1.9%
Swedish Match AB ......................................          115,000           539,231
                                                                              ------------
SWITZERLAND  9.1%
Cie Financiere Richemont AG 'A' .......................              426         1,090,302
Nestle S.A. (Registered) (a) ..........................            6,890         1,464,408
                                                                              ------------
                                                                                 2,554,710
                                                                              ------------
UNITED KINGDOM  35.2%
Allied Domecq plc .....................................          239,200         1,493,147
British American Tobacco plc ..........................          167,900         1,276,842
Cadbury Schweppes plc .................................          242,600         1,638,220
Capital Radio plc .....................................           15,600           150,490
Diageo plc ............................................          116,382         1,278,419
Imperial Tobacco Group plc ............................          102,627         1,206,815
Reckitt Benckiser plc .................................          110,414         1,593,825
SMG plc ...............................................          196,108           501,262
Ulster Television plc .................................           59,486           211,947
WPP Group plc .........................................           59,000           581,625
                                                                              ------------
                                                                                 9,932,592
                                                                              ------------
UNITED STATES  26.6%
Brown-Forman Corp. 'B' ................................           20,095         1,284,874
Fortune Brands, Inc. ..................................           36,050         1,382,878
Kimberly-Clark Corp. ..................................           21,640         1,209,676
New York Times Co. 'A' ................................           30,645         1,287,090
Omnicon Group, Inc. ...................................            2,800           240,800


                                     F-262     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
(JUNE 30, 2000)

                                                                                MARKET
DESCRIPTION                                                      SHARES          VALUE
Philip Morris Cos., Inc. ..............................           23,290      $  1,181,967
Ralston Purina Group ..................................           19,230           577,285
WD-40 Co. .............................................           15,560           349,166
                                                                              ------------
                                                                                 7,513,736
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  90.0%
    (Cost $23,333,253) ................................                         25,369,862
                                                                              ------------

                                                                PAR
                                                               VALUE
SHORT-TERM INVESTMENT  13.1%
REPURCHASE AGREEMENT  13.1%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $3,685,090,
collateralized by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued at $3,761,429
    (Cost $3,684,000) .................................      $ 3,684,000         3,684,000
                                                                              ------------
TOTAL INVESMENTS IN SECURITIES  103.1%
    (Cost $27,017,253) ................................                         29,053,862
                                                                              ------------
FOREIGN CURRENCY  0.0%
    (Cost $1,242) .....................................                              1,242
                                                                              ------------
TOTAL INVESTMENTS  103.1%
    (Cost $27,018,495) ................................                         29,055,104

LIABILITIES IN EXCESS OF OTHER ASSETS  -3.1% ..........                           (861,362)
                                                                              ------------
NET ASSETS  100% ......................................                       $ 28,193,742
                                                                              ============

(a)   NON-INCOME PRODUCING SECURITY

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                           MARKET        PERCENT OF
INDUSTRY                                                    VALUE        NET ASSETS
Consumer Staples ...................................   $16,598,722            58.9%
Consumer Discretionary .............................     6,223,458            22.1
Industrials ........................................     2,198,516             7.8
Materials ..........................................       349,166             1.2
                                                       -----------            ----
                                                       $25,369,862            90.0%
                                                       ===========            ====

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES


SEE NOTES TO FINANCIAL STATEMENTS    F-263

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $27,017,253) (including repurchase
  agreement of $3,684,000) .................................................      $ 29,053,862
Foreign Currency (Cost $1,242) .............................................             1,242
Cash .......................................................................           100,696
Receivable for:
  Fund Shares Sold .........................................................           305,032
  Dividends ................................................................            44,829
  Foreign Withholding Tax Reclaim ..........................................             3,322
  Interest .................................................................               727
Net Unrealized Gain on Foreign Currency Exchange Contracts .................            45,147
Other ......................................................................            19,510
                                                                                  ------------
  Total Assets .............................................................        29,574,367
                                                                                  ------------
LIABILITIES:
Payable for:
  Investments Purchased ....................................................         1,231,355
  Investment Advisory Fees .................................................            65,130
  Professional Fees ........................................................            24,114
  Directors' Fees and Expenses .............................................            22,411
  Distribution (12b-1) and Service Fees ....................................            16,464
  Shareholder Reporting Expenses ...........................................            12,164
  Administrative Fees ......................................................             6,050
  Transfer Agent Fees ......................................................             1,614
  Custody Fees .............................................................             1,323
                                                                                  ------------
    Total Liabilities ......................................................         1,380,625
                                                                                  ------------
NET ASSETS .................................................................      $ 28,193,742
                                                                                  ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ....      $      1,892
Paid in Capital in Excess of Par ...........................................        26,091,819
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations ............................................         2,080,942
Accumulated Net Investment Income ..........................................           116,478
Accumulated Distributions in Excess of Net Realized Gain ...................           (97,389)
                                                                                  ------------
Net Assets .................................................................      $ 28,193,742
                                                                                  ============


                                     F-264     SEE NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001

Class A Shares:
  Net Asset Value and Redemption Price Per Share (Based on Net Assets
  of $15,835,622 and 1,061,918 Shares Outstanding) ..................      $14.91
                                                                           ======
  Maximum Sales Charge ..............................................        5.75%
  Maximum Offering Price Per Share (Net Asset Value Per
  Share x 100/(100% - maximum sales charge)) ........................      $15.82
                                                                           ======
Class B Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $7,105,322 and 478,632 Shares Outstanding)* ....................      $14.84
                                                                           ======
Class C Shares:
  Net Asset Value and Offering Price Per Share (Based on Net Assets
  of $5,252,798 and 351,100 Shares Outstanding)* ....................      $14.96
                                                                           ======

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    F-265

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $   362,631
Interest ..............................................................           53,410
Less Foreign Taxes Withheld ...........................................          (33,252)
                                                                             -----------
  Total Income ........................................................          382,789
                                                                             -----------
EXPENSES:
Investment Advisory Fees ..............................................          133,004
Shareholder Reports ...................................................           95,561
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $14,467, $43,469 and $30,393, respectively) ......................           88,329
Administrative Fees ...................................................           35,567
Filing and Registration Fees ..........................................           32,645
Professional Fees .....................................................           24,535
Custody Fees ..........................................................           15,032
Directors' Fees and Expenses ..........................................            9,279
Transfer Agent Fees ...................................................            7,718
Other .................................................................            5,019
                                                                             -----------
  Total Expenses ......................................................          446,689
  Less Expense Reductions .............................................         (151,002)
                                                                             -----------
  Net Expenses ........................................................          295,687
                                                                             -----------
NET INVESTMENT INCOME .................................................      $    87,102
                                                                             ===========
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $   (21,352)
Foreign Currency Transactions .........................................           89,287
                                                                             -----------
Net Realized Gain .....................................................           67,935
                                                                             -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................          431,340
  End of the Period:
    Investments .......................................................        2,036,609
    Foreign Currency Translations .....................................           44,333
                                                                             -----------
                                                                               2,080,942
                                                                             -----------
Net Unrealized Appreciation During the Period .........................        1,649,602
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ......................................      $ 1,717,537
                                                                             ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $ 1,804,639
                                                                             ===========


                                     F-266     SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                             YEAR ENDED        YEAR ENDED
                                                            JUNE 30, 2001     JUNE 30, 2000
                                                            -------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .................................      $     87,102       $     8,559
Net Realized Gain .....................................            67,935           533,198
Net Unrealized Appreciation During the Period .........         1,649,602           178,800
                                                             ------------       -----------
Net Increase in Net Assets Resulting from
  Operations ..........................................         1,804,639           720,557
                                                             ------------       -----------
DISTRIBUTIONS:
Net Investment Income:
Class A ...............................................           (63,311)          (33,675)
Class B ...............................................           (25,955)          (16,964)
Class C ...............................................           (17,308)          (23,967)
                                                             ------------       -----------
                                                                 (106,574)          (74,606)
                                                             ------------       -----------
Net Realized Gain:
Class A ...............................................          (175,982)          (18,765)
Class B ...............................................          (157,536)          (13,405)
Class C ...............................................          (105,948)          (18,999)
In Excess of Net Realized Gain:
Class A ...............................................           (38,999)               -0-
Class B ...............................................           (34,911)               -0-
Class C ...............................................           (23,479)               -0-
                                                             ------------       -----------
                                                                 (536,855)          (51,169)
                                                             ------------       -----------
Net Decrease in Net Assets Resulting from Distributions          (643,429)         (125,775)
                                                             ------------       -----------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................        29,759,791         3,148,771
Distributions Reinvested ..............................           417,045            74,281
Redeemed ..............................................        (8,774,275)         (471,121)
                                                             ------------       -----------
Net Increase in Net Assets Resulting from Capital Share
  Transactions ........................................        21,402,561         2,751,931
                                                             ------------       -----------
Total Increase in Net Assets ..........................        22,563,771         3,346,713
NET ASSETS - Beginning of Period ......................         5,629,971         2,283,258
                                                             ------------       -----------
NET ASSETS - End of Period (Including accumulated
  net investment income of $116,478 and
  $45,693, respectively) ..............................      $ 28,193,742       $ 5,629,971
                                                             ============       ===========


SEE NOTES TO FINANCIAL STATEMENTS    F-267

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                             ----------------------------        SEPTEMBER 25, 1998*
CLASS A SHARES                                  2001#             2000#           TO JUNE 30, 1999#
                                             ----------        ----------        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $    13.78        $    11.98             $    10.00
                                             ----------        ----------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............            0.15              0.08                   0.14
  Net Realized and Unrealized Gain ....            1.89              2.22                   1.97
                                             ----------        ----------             ----------
Total From Investment Operations ......            2.04              2.30                   2.11
                                             ----------        ----------             ----------
DISTRIBUTIONS
  Net Investment Income ...............           (0.21)            (0.32)                 (0.13)
  Net Realized Gain ...................           (0.57)            (0.18)                    -0-
  In Excess of Net Realized Gain ......           (0.13)               -0-                    -0-
                                             ----------        ----------             ----------
Total Distributions ...................           (0.91)            (0.50)                 (0.13)
                                             ----------        ----------             ----------
Net Asset Value, End of Period ........      $    14.91        $    13.78             $    11.98
                                             ==========        ==========             ==========
Total Return (1) ......................           15.13%            19.83%                 21.22%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   15,836        $    1,902             $    1,189
Ratio of Expenses to Average Net Assets            1.80%             1.80%                  1.80%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................            1.04%             0.70%                  1.57%
Portfolio Turnover Rate ...............               8%               29%                     9%**
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income ............      $     0.14        $     0.66             $     1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......            2.76%             7.17%                 13.55%
  Net Investment Income/Loss
     to Average Net Assets ............            0.09%            (4.67)%               (10.17)%
------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                     F-268     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                YEAR ENDED JUNE 30,
                                             --------------------------       SEPTEMBER 25, 1998*
CLASS B SHARES                                  2001#            2000#         TO JUNE 30, 1999#
                                             ---------        ---------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $   13.73        $   11.92            $   10.00
                                             ---------        ---------            ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........           0.05            (0.01)                0.07
  Net Realized and Unrealized Gain ....           1.85             2.22                 1.96
                                             ---------        ---------            ---------
Total From Investment Operations ......           1.90             2.21                 2.03
                                             ---------        ---------            ---------
DISTRIBUTIONS
  Net Investment Income ...............          (0.09)           (0.22)               (0.11)
  Net Realized Gain ...................          (0.57)           (0.18)                  -0-
  In Excess of Net Realized Gain ......          (0.13)              -0-                  -0-
                                             ---------        ---------            ---------
Total Distributions ...................          (0.79)           (0.40)               (0.11)
                                             ---------        ---------            ---------
Net Asset Value, End of Period ........      $   14.84        $   13.73            $   11.92
                                             =========        =========            =========
Total Return (1) ......................          14.16%           19.09%               20.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   7,105        $   1,950            $     614
Ratio of Expenses to Average Net Assets           2.55%            2.55%                2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           0.34%           (0.04)%               0.77%
Portfolio Turnover Rate ...............              8%              29%                   9%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss .......      $    0.18        $    0.69            $    1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......           3.82%            8.17%               14.45%
  Net Investment Income/Loss
     to Average Net Assets ............          (0.93)%          (5.93)%             (11.12)%
--------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-269

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                             --------------------------    SEPTEMBER 25, 1998*
CLASS C SHARES                                 2001#            2000#       TO JUNE 30, 1999#
                                             ---------        ---------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $   13.83        $   12.02        $   10.00
                                             ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............           0.05               -0-+           0.06
  Net Realized and Unrealized Gain ....           1.87             2.21             2.07
                                             ---------        ---------        ---------
Total From Investment Operations ......           1.92             2.21             2.13
                                             ---------        ---------        ---------
DISTRIBUTIONS
  Net Investment Income ...............          (0.09)           (0.22)           (0.11)
  Net Realized Gain ...................          (0.57)           (0.18)              -0-
  In Excess of Net Realized Gain ......          (0.13)              -0-              -0-
                                             ---------        ---------        ---------
Total Distributions ...................          (0.79)           (0.40)           (0.11)
                                             ---------        ---------        ---------
Net Asset Value, End of Period ........      $   14.96        $   13.83        $   12.02
                                             =========        =========        =========
Total Return (1) ......................          14.19%           18.92%           21.40%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   5,253        $   1,778        $     480
Ratio of Expenses to Average Net Assets           2.55%            2.55%            2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           0.34%           (0.02)%           0.69%
Portfolio Turnover Rate ...............              8%              29%               9%**
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
     Net Investment Income/Loss .......      $    0.18        $    0.57        $    1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......           3.84%            7.15%           16.07%
  Net Investment Income/Loss
     to Average Net Assets ............          (0.95)%          (4.59)%         (12.83)%
----------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


                                     F-270     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Tax Managed Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $27,097,544, the aggregate gross unrealized appreciation is $2,302,247 and the aggregate gross unrealized depreciation is $345,929, resulting in net unrealized appreciation on long- and short-term investments of $1,956,318.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanant difference related to non-deductible excise taxes paid totaling $970 has been reclassified from paid in captial in excess of par to accumulated net investment income. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $89,287 has been reclassified from accumulated distributions in excess of net realized gain to accumulated net investment income.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc. (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million ....................................       1.00%
Next $500 million .....................................       0.95%
Over $1 billion .......................................       0.90%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                           CLASS B
                       CLASS A                           AND CLASS C
                   MAX. OPERATING                      MAX. OPERATING
                    EXPENSE RATIO                       EXPENSE RATIO
                        1.80%                               2.55%

      For the period ended June 30, 2001, the Adviser voluntarily waived $151,002 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $17,900, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $7,718. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $19,510 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $1,200 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan, Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ..............................................        5.00%         1.00%
Second .............................................        4.00%          None
Third ..............................................        3.00%          None
Fourth .............................................        2.50%          None
Fifth ..............................................        1.50%          None
Thereafter .........................................         None          None

      For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $100,900 and CDSC on redeemed shares of Classes B and C of approximately $3,200. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                   YEAR ENDED         YEAR ENDED
                                                  JUNE 30, 2001      JUNE 30, 2000
                                                  -------------      -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................         1,419,501             49,508
     Distributions Reinvested ...............            14,567              2,480
     Redeemed ...............................          (510,162)           (13,256)
                                                   ------------        -----------
   Net Increase in Class A Shares Outstanding           923,906             38,732
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $ 20,578,535        $   634,093
     Distributions Reinvested ...............           207,001             29,563
     Redeemed ...............................        (7,421,543)          (165,730)
                                                   ------------        -----------
   Net Increase .............................      $ 13,363,993        $   497,926
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,535,322        $ 1,067,082
                                                   ============        ===========
   Ending Paid in Capital ...................      $ 14,895,692+       $ 1,535,322+
                                                   ============        ===========
CLASS B:
   Shares:
     Subscribed .............................           395,988            108,584
     Distributions Reinvested ...............             7,826              1,442
     Redeemed ...............................           (67,209)           (19,521)
                                                   ------------        -----------
   Net Increase in Class B Shares Outstanding           336,605             90,505
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $  5,665,881        $ 1,382,290
     Distributions Reinvested ...............           111,138             17,184
     Redeemed ...............................          (964,915)          (241,657)
                                                   ------------        -----------
   Net Increase .............................      $  4,812,104        $ 1,157,817
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,686,169        $   543,685
                                                   ============        ===========
   Ending Paid in Capital ...................      $  6,493,103+       $ 1,686,169+
                                                   ============        ===========
CLASS C:
   Shares:
     Subscribed .............................           242,147             91,462
     Distributions Reinvested ...............             6,912              2,292
     Redeemed ...............................           (26,575)            (5,052)
                                                   ------------        -----------
   Net Increase in Class C Shares Outstanding           222,484             88,702
                                                   ============        ===========
   Dollars:
     Subscribed .............................      $  3,515,375        $ 1,132,388
     Distributions Reinvested ...............            98,906             27,534
     Redeemed ...............................          (387,817)           (63,734)
                                                   ------------        -----------
   Net Increase .............................      $  3,226,464        $ 1,096,188
                                                   ============        ===========
   Beginning Paid in Capital ................      $  1,484,054        $   399,839
                                                   ============        ===========
   Ending Paid in Capital ...................      $  4,705,886+       $ 1,484,054+
                                                   ============        ===========

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $19,654,341 and sales of $1,028,181 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $42,300 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $1,600.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                           CURRENT         UNREALIZED
           FORWARD CURRENCY CONTRACTS       VALUE         APPRECIATION
           LONG CONTRACTS:
           British Pounds, 3,050,004
             expiring 8/2/01             $4,292,799          $45,147
                                         ==========          =======

REPORT OF
INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF VAN KAMPEN VALUE FUND

      We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
COMMON STOCKS  98.8%
BASIC RESOURCES  8.4%
BASIC CHEMICALS  4.8%
Air Products & Chemicals, Inc. ................................             41,000      $   1,875,750
Dow Chemical Co. ..............................................             42,000          1,396,500
E.I du Pont de Nemours & Co. ..................................             28,900          1,394,136
IMC Global, Inc. ..............................................             87,900            896,580
PPG Industries, Inc. ..........................................             28,300          1,487,731
Praxair, Inc. .................................................             37,100          1,743,700
                                                                                        -------------
                                                                                            8,794,397
                                                                                        -------------
PAPER  0.6%
Georgia-Pacific Group .........................................             30,000          1,015,500
                                                                                        -------------
SPECIALTY CHEMICALS  3.0%
Engelhard Corp. ...............................................            146,100          3,767,919
Rohm & Haas Co. ...............................................             53,500          1,760,150
                                                                                        -------------
                                                                                            5,528,069
                                                                                        -------------
TOTAL BASIC RESOURCES .........................................                            15,337,966
                                                                                        -------------
BEVERAGES & PERSONAL PRODUCTS  1.7%
PERSONAL PRODUCTS  1.7%
Fortune Brands, Inc. ..........................................             82,800          3,176,208
                                                                                        -------------
CONSUMER DURABLES  3.4%
AUTOMOBILES  0.5%
Ford Motor Co. ................................................             29,721            729,651
General Motors Corp. ..........................................              4,080            262,548
                                                                                        -------------
                                                                                              992,199
                                                                                        -------------
AUTOMOTIVE RELATED  0.4%
Delphi Automotive Systems Corp. ...............................             47,100            750,303
                                                                                        -------------
BUILDING & HOUSING  0.5%
Masco Corp. ...................................................             34,500            861,120
                                                                                        -------------
FURNISHING & APPLIANCES  1.2%
Maytag Corp. ..................................................             15,200            444,752
Whirlpool Corp. ...............................................             27,600          1,725,000
                                                                                        -------------
                                                                                            2,169,752
                                                                                        -------------
RECREATION & TOYS  0.8%
Eastman Kodak Co. .............................................             30,900          1,442,412
                                                                                        -------------
TOTAL CONSUMER DURABLES .......................................                             6,215,786
                                                                                        -------------


                                     F-280    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
CONSUMER SERVICES  1.4%
PUBLISHING & BROADCASTING  1.4%
Comcast Corp. 'A' (a) .........................................             58,400      $   2,534,560
                                                                                        -------------
ENERGY  9.0%
COAL  0.6%
Massey Energy Co. .............................................             55,600          1,098,656
                                                                                        -------------
OIL--DOMESTIC & CRUDE  5.2%
Amerada Hess Corp. ............................................             17,000          1,373,600
Anadarko Petroleum Corp. ......................................             27,400          1,480,422
Apache Corp. ..................................................             30,500          1,547,875
Conoco, Inc. 'B' ..............................................             57,900          1,673,310
Kerr-McGee Corp. ..............................................             24,700          1,636,869
Occidental Petroleum Corp. ....................................             36,000            957,240
USX-Marathon Group ............................................             29,700            876,447
                                                                                        -------------
                                                                                            9,545,763
                                                                                        -------------
OIL--INTERNATIONAL  2.8%
Chevron Corp. .................................................             24,400          2,208,200
Exxon Mobil Corp. .............................................             16,700          1,458,745
Texaco, Inc. ..................................................             23,200          1,545,120
                                                                                        -------------
                                                                                            5,212,065
                                                                                        -------------
OIL--OFFSHORE DRILLING  0.4%
Santa Fe International Corp. ..................................             22,400            649,600
                                                                                        -------------
TOTAL ENERGY ..................................................                            16,506,084
                                                                                        -------------
FINANCIAL SERVICES  30.0%
BANKS  14.3%
Bank of America Corp. .........................................             81,600          4,898,448
City National Corp. ...........................................             45,800          2,028,482
First Union Corp. (N.C.) ......................................             90,000          3,144,600
FleetBoston Financial Corp. ...................................             71,297          2,812,666
J.P. Morgan Chase & Co. .......................................             66,860          2,981,956
KeyCorp .......................................................             37,500            976,875
PNC Financial Services Group ..................................             24,000          1,578,960
U.S. Bancorp ..................................................             63,200          1,440,328
Washington Mutual, Inc. .......................................            139,025          5,220,389
Wells Fargo Co. ...............................................             23,500          1,091,105
                                                                                        -------------
                                                                                           26,173,809
                                                                                        -------------
CREDIT & FINANCE  3.1%
Fannie Mae ....................................................             19,600          1,668,940
Freddie Mac ...................................................             26,900          1,883,000
Household International, Inc. .................................             29,800          1,987,660
                                                                                        -------------
                                                                                            5,539,600
                                                                                        -------------


SEE NOTES TO FINANCIAL STATEMENTS    F-281

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
INSURANCE  11.5%
ACE Ltd. ......................................................             51,500      $   2,013,135
Allmerica Financial Corp. .....................................             32,500          1,868,750
Allstate Corp. ................................................             48,700          2,142,313
American International Group, Inc. ............................             32,800          2,820,800
Erie Indemnity Co. 'A' ........................................             59,500          1,770,125
Hartford Financial Services Group .............................             60,240          4,120,416
John Hancock Financial Services, Inc. .........................             26,100          1,050,786
MGIC Investment Corp. .........................................             11,300            820,832
St. Paul Cos., Inc. ...........................................             49,600          2,514,224
UnumProvident Corp. ...........................................             59,900          1,923,988
                                                                                        -------------
                                                                                           21,045,369
                                                                                        -------------
INVESTMENT COMPANIES  1.1%
Lehman Brothers Holdings, Inc. ................................             26,500          2,060,375
                                                                                        -------------
TOTAL FINANCIAL SERVICES ......................................                            54,819,153
                                                                                        -------------
FOOD & TOBACCO  0.4%
TOBACCO  0.4%
Philip Morris Cos., Inc. ......................................             15,500            786,625
                                                                                        -------------
HEALTH CARE  7.2%
HEALTH SERVICES  7.0%
Cigna Corp. ...................................................             12,200          1,169,004
Health Net, Inc. (a) ..........................................            218,100          3,794,940
HEALTHSOUTH Corp. (a) .........................................            487,700          7,788,569
                                                                                        -------------
                                                                                           12,752,513
                                                                                        -------------
HOSPITAL SUPPLIES  0.2%
Bausch & Lomb, Inc. ...........................................             10,000            362,400
                                                                                        -------------
TOTAL HEALTH CARE .............................................                            13,114,913
                                                                                        -------------
HEAVY INDUSTRY/TRANSPORTATION  14.9%
AIR TRANSPORTATION  1.2%
AMR Corp. (a) .................................................             18,800            679,244
Delta Airlines, Inc. ..........................................             15,300            674,424
Northwest Airlines Corp. 'A' (a) ..............................             30,400            767,600
                                                                                        -------------
                                                                                            2,121,268
                                                                                        -------------
ELECTRICAL EQUIPMENT  0.2%
Honeywell International, Inc. .................................              8,800            307,912
                                                                                        -------------
MACHINERY  8.8%
Cooper Industries, Inc. .......................................             36,700          1,452,953
Cummins Engine Co., Inc. ......................................             52,000          2,012,400
Eaton Corp. ...................................................             44,400          3,112,440
Illinois Tool Works, Inc. .....................................             25,000          1,582,500
Ingersoll-Rand Co. ............................................             34,100          1,404,920


                                     F-282    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
MACHINERY (CONTINUED)
Navistar International Corp. (a) ..............................             83,300      $   2,343,229
Parker-Hannifin Corp. .........................................             98,525          4,181,401
                                                                                        -------------
                                                                                           16,089,843
                                                                                        -------------
MISCELLANEOUS INDUSTRIALS  4.7%
Dover Corp. ...................................................             60,800          2,289,120
Textron, Inc. .................................................             12,500            688,000
Tyco International Ltd. .......................................             57,500          3,133,750
United Technologies Corp. .....................................             34,700          2,542,122
                                                                                        -------------
                                                                                            8,652,992
                                                                                        -------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...........................                            27,172,015
                                                                                        -------------
RETAIL  4.2%
APPAREL  1.9%
Liz Claiborne, Inc. ...........................................             37,200          1,876,740
VF Corp. ......................................................             43,400          1,578,892
                                                                                        -------------
                                                                                            3,455,632
                                                                                        -------------
FOOD & DRUG RETAILERS  0.4%
Albertson's, Inc. .............................................             24,700            740,753
                                                                                        -------------
RESTAURANTS  1.2%
Tricon Global Restaurants, Inc. (a) ...........................             48,500          2,129,150
                                                                                        -------------
SPECIALTY SHOPS  0.7%
Toys 'R' Us, Inc. (a) .........................................             53,100          1,314,225
                                                                                        -------------
TOTAL RETAIL ..................................................                             7,639,760
                                                                                        -------------
TECHNOLOGY  7.8%
COMPUTERS & OFFICE EQUIPMENT  2.3%
Lexmark International, Inc. (a) ...............................             49,700          3,342,325
Quantum Corp.-DLT & Storage Systems (a) .......................             91,400            922,226
                                                                                        -------------
                                                                                            4,264,551
                                                                                        -------------
ELECTRONICS  0.8%
Avnet, Inc. ...................................................             31,700            710,714
Axcelis Technologies, Inc. (a) ................................             52,348            774,750
                                                                                        -------------
                                                                                            1,485,464
                                                                                        -------------
SOFTWARE & Services  4.7%
Computer Associates International, Inc. .......................            132,400          4,766,400
Compuware Corp. (a) ...........................................            200,700          2,807,793
Sabre Holdings Corp. (a) ......................................             18,600            930,000
                                                                                        -------------
                                                                                            8,504,193
                                                                                        -------------
TOTAL TECHNOLOGY ..............................................                            14,254,208
                                                                                        -------------


SEE NOTES TO FINANCIAL STATEMENTS    F-283

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                                           MARKET
DESCRIPTION                                                                SHARES           VALUE
UTILITIES  10.4%
ELECTRIC POWER  1.4%
Cinergy Corp. .................................................             35,200      $   1,230,240
Duke Energy Corp. .............................................             34,600          1,349,746
                                                                                        -------------
                                                                                            2,579,986
                                                                                        -------------
NATURAL GAS PIPELINES  0.7%
EL Paso Corp. .................................................             25,830          1,357,108
                                                                                        -------------
TELEPHONE SERVICES  8.3%
AT&T Corp. ....................................................             71,300          1,568,600
BellSouth Corp. ...............................................             24,700            994,669
SBC Communications, Inc. ......................................             73,900          2,960,434
Sprint Corp. ..................................................             99,000          2,114,640
Verizon Communications, Inc. ..................................             51,372          2,748,402
WorldCom, Inc-MCI Group (a) ...................................             12,784            205,823
WorldCom, Inc. (a) ............................................            319,600          4,538,320
                                                                                        -------------
                                                                                           15,130,888
                                                                                        -------------
TOTAL UTILITIES ..................................................................         19,067,982
                                                                                        -------------

TOTAL LONG-TERM INVESTMENTS  98.8%
    (Cost $158,152,446) ..........................................................        180,625,260
                                                                                        -------------

                                                                         PAR
                                                                        VALUE
SHORT-TERM INVESTMENT  2.6%
REPURCHASE AGREEMENT  2.6%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $4,733,400,
collateralized by U.S. Treasury Inflation Notes 3.625%,
due 1/15/08, valued $4,831,245
    (Cost $4,732,000) .........................................      $   4,732,000          4,732,000
                                                                                        -------------

TOTAL INVESTMENTS  101.4%
    (Cost $162,884,446) ..........................................................        185,357,260

LIABILITIES IN EXCESS OF OTHER ASSETS  -1.4% .....................................         (2,639,840)
                                                                                        -------------

NET ASSETS 100% ..................................................................      $ 182,717,420
                                                                                        =============

(a)   NON-INCOME PRODUCING SECURITY


                                    F-284  SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments at Value (Cost $162,884,446) ..............................      $ 185,357,260
Cash ..................................................................                361
Receivable for:
  Fund Shares Sold ....................................................            640,728
  Investments Sold ....................................................            303,754
  Dividends ...........................................................            203,872
  Interest ............................................................                933
Deferred Organizational Costs .........................................              1,284
Other .................................................................             34,723
                                                                             -------------
    Total Assets ......................................................        186,542,915
                                                                             -------------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................          2,942,295
  Fund Shares Redeemed ................................................            358,986
  Investment Advisory Fees ............................................            221,791
  Distribution (12b-1) and Service Fees ...............................            142,979
  Directors' Fees and Expenses ........................................             38,882
  Administrative Fees .................................................             38,805
  Shareholder Reporting Expenses ......................................             34,014
  Professional Fees ...................................................             30,781
  Transfer Agent Fees .................................................             13,440
  Custody Fees ........................................................              3,522
                                                                             -------------
    Total Liabilities .................................................          3,825,495
                                                                             -------------
NET ASSETS ............................................................      $ 182,717,420
                                                                             =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)      $      15,328
Paid in Capital in Excess of Par ......................................        174,217,473
Net Unrealized Appreciation on Investments ............................         22,472,814
Accumulated Distributions in Excess of Net Investment Income ..........            (39,420)
Accumulated Net Realized Loss .........................................        (13,948,775)
                                                                             -------------
NET ASSETS ............................................................      $ 182,717,420
                                                                             =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $66,392,042 and 5,508,643 Shares Outstanding) ..................      $       12.05
                                                                             =============
    Maximum Sales Charge ..............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ....................      $       12.79
                                                                             =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $94,596,577 and 7,984,691 Shares Outstanding)* .................      $       11.85
                                                                             =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $21,728,801 and 1,834,664 Shares Outstanding)* .................      $       11.84
                                                                             =============

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS    F-285

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .............................................................      $  2,737,454
Interest ..............................................................           202,310
                                                                             ------------
    Total Income ......................................................         2,939,764
                                                                             ------------

EXPENSES:
Investment Advisory Fees ..............................................         1,257,814
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $147,811, $801,027 and $180,995, respectively) ...................         1,129,833
Administrative Fees ...................................................           397,869
Transfer Agent Fees ...................................................            72,842
Shareholder Reports ...................................................            66,159
Professional Fees .....................................................            49,486
Filing and Registration Fees ..........................................            34,592
Custodian Fees ........................................................            12,815
Directors' Fees and Expenses ..........................................            10,952
Amortization of Organizational Costs ..................................             1,263
Other .................................................................             8,004
                                                                             ------------
    Total Expenses ....................................................         3,041,629

    Less Expense Reductions ...........................................           (20,701)
                                                                             ------------
    Net Expenses ......................................................         3,020,928
                                                                             ------------
NET INVESTMENT LOSS ...................................................      $    (81,164)
                                                                             ============
NET REALIZED GAIN/LOSS ON:
Investments ...........................................................      $ 16,186,560
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .............................................        (3,287,683)
  End of the Period:
    Investments .......................................................        22,472,814
                                                                             ------------
Net Unrealized Appreciation During the Period .........................        25,760,497
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN ......................................      $ 41,947,057
                                                                             ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $ 41,865,893
                                                                             ============


                                     F-286    SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                                 YEAR ENDED          YEAR ENDED
                                                                JUNE 30, 2001       JUNE 30, 2000
                                                                -------------       -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ...............................      $     (81,164)      $      24,278
Net Realized Gain/Loss ...................................         16,186,560         (20,783,017)
Net Unrealized Appreciation/Depreciation During the Period         25,760,497         (20,622,025)
                                                                -------------       -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations .......................................         41,865,893         (41,380,764)
                                                                -------------       -------------
DISTRIBUTIONS:
Net Investment Income:
Class A ..................................................             (1,341)            (61,414)
In Excess of Net Investment Income:
Class A ..................................................            (39,420)                -0-
                                                                -------------       -------------
Net Decrease in Net Assets Resulting
   from Distributions ....................................            (40,761)            (61,414)
                                                                -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ...............................................         52,505,603          30,551,699
Distributions Reinvested .................................             37,990              57,035
Redeemed .................................................        (49,200,397)       (103,874,481)
                                                                -------------       -------------
Net Increase/Decrease in Net Assets Resulting from
   Capital Share Transactions ............................          3,343,196         (73,265,747)
                                                                -------------       -------------
Total Increase/Decrease in Net Assets ....................         45,168,328        (114,707,925)
NET ASSETS--Beginning of Period ..........................        137,549,092         252,257,017
                                                                -------------       -------------
NET ASSETS--End of Period (Including accumulated
   (distribution in excess of) net investment
   income of $(39,420) and $4,600, respectively) .........      $ 182,717,420       $ 137,549,092
                                                                =============       =============


SEE NOTES TO FINANCIAL STATEMENTS    F-287

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                             -----------------------------------------------  JULY 7, 1997* TO
CLASS A SHARES                                  2001#             2000#            1999#        JUNE 30, 1998#
                                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $      9.07       $     10.88       $     10.53       $     10.00
                                             -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............             0.05              0.05              0.07              0.11
  Net Realized and Unrealized Gain/Loss             2.94             (1.85)             0.51              0.56
                                             -----------       -----------       -----------       -----------
Total From Investment Operations ......             2.99             (1.80)             0.58              0.67
                                             -----------       -----------       -----------       -----------
DISTRIBUTIONS
  Net Investment Income ...............               -0-+           (0.01)            (0.06)            (0.08)
  In Excess of Net Investment Income ..            (0.01)               -0-               -0-+           (0.01)
  Net Realized Gain ...................               -0-               -0-               -0-            (0.05)
  In Excess of Net Realized Gain ......               -0-               -0-            (0.17)               -0-
                                             -----------       -----------       -----------       -----------
Total Distributions ...................            (0.01)            (0.01)            (0.23)            (0.14)
                                             -----------       -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD ........      $     12.05       $      9.07       $     10.88       $     10.53
                                             ===========       ===========       ===========       ===========
Total Return (1) ......................            33.06%          -16.56%              5.83%             6.74%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $    66,392       $    52,611       $    95,208       $   137,447
Ratio of Expenses to Average Net Assets             1.45%             1.45%             1.45%             1.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...............             0.42%             0.49%             0.74%             1.02%
Portfolio Turnover Rate ...............              100%              104%               64%               38%**
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income .................      $        -0-+     $      0.01       $        -0-+     $      0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......             1.47%             1.53%             1.48%             1.60%
   Net Investment Income to
     Average Net Assets ...............             0.40%             0.41%             0.73%             0.88%
--------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-288

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------     JULY 7, 1997* TO
CLASS B SHARES                                   2001#                2000#               1999#             JUNE 30, 1998#
                                           -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..    $           8.98      $          10.84    $          10.51     $          10.00
                                           ----------------      ----------------    ----------------     ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........               (0.03)                (0.03)                 -0-+               0.03
  Net Realized and Unrealized Gain/Loss                2.90                 (1.83)               0.51                 0.56
                                           ----------------      ----------------    ----------------     ----------------
Total From Investment Operations ......                2.87                 (1.86)               0.51                 0.59
                                           ----------------      ----------------    ----------------     ----------------
DISTRIBUTIONS
  Net Investment Income ...............                  -0-                   -0-              (0.01)               (0.03)
  In Excess of Net Investment Income ..                  -0-                   -0-                 -0-                  -0-+
  Net Realized Gain ...................                  -0-                   -0-                 -0-               (0.05)
  In Excess of Net Realized Gain ......                  -0-                   -0-              (0.17)                  -0-
                                           ----------------      ----------------    ----------------     ----------------
Total Distributions ...................                  -0-                   -0-              (0.18)               (0.08)
                                           ----------------      ----------------    ----------------     ----------------
NET ASSET VALUE, END OF PERIOD ........    $          11.85      $           8.98    $          10.84     $          10.51
                                           ================      ================    ================     ================
Total Return (1) ......................               31.96%               -17.16%               5.02%                6.01%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....    $         94,596      $         70,353     $       127,978     $        142,741
Ratio of Expenses to Average Net Assets                2.20%                 2.20%               2.20%                2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................               (0.33)%               (0.26)%             (0.03)%               0.28%
Portfolio Turnover Rate ...............                 100%                  104%                 64%                  38%**
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ............    $             -0-+    $           0.01     $            -0-+   $           0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......                2.22%                 2.28%               2.23%                2.35%
   Net Investment Income/Loss to
     Average Net Assets ...............               (0.35)%               (0.34)%             (0.05)%               0.14%
--------------------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    F-289

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                             ----------------------------------------------  JULY 7, 1997* TO
CLASS C SHARES                                  2001#             2000#            1999#       JUNE 30, 1998#
                                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..      $     8.97        $    10.83        $    10.50        $    10.00
                                             ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........           (0.04)            (0.03)               -0-+            0.03
  Net Realized and Unrealized Gain/Loss            2.91             (1.83)             0.51              0.55
                                             ----------        ----------        ----------        ----------
Total From Investment Operations ......            2.87             (1.86)             0.51              0.58
                                             ----------        ----------        ----------        ----------
DISTRIBUTIONS
  Net Investment Income ...............              -0-               -0-            (0.01)            (0.03)
  In Excess of Net Investment Income ..              -0-               -0-               -0-               -0-+
  Net Realized Gain ...................              -0-               -0-               -0-            (0.05)
  In Excess of Net Realized Gain ......              -0-               -0-            (0.17)               -0-
                                             ----------        ----------        ----------        ----------
Total Distributions ...................              -0-               -0-            (0.18)            (0.08)
                                             ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD ........      $    11.84        $     8.97        $    10.83        $    10.50
                                             ==========        ==========        ==========        ==========
Total Return (1) ......................           32.11%           -17.17%             5.13%             5.83%**
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....      $   21,729        $   14,585        $   29,071        $   35,564
Ratio of Expenses to Average Net Assets            2.20%             2.20%             2.20%             2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................           (0.33)%           (0.29)%           (0.02)%            0.29%
Portfolio Turnover Rate ...............             100%              104%               64%               38%**
-------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss ............      $       -0-+      $     0.01        $       -0-+      $     0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......            2.22%             2.28%             2.23%             2.35%
   Net Investment Income/Loss to
     Average Net Assets ...............           (0.35)%           (0.37)%           (0.03)%            0.15%
-------------------------------------------------------------------------------------------------------------

*     COMMENCEMENT OF OPERATIONS

**    NON-ANNUALIZED

+     AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

# NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                     F-290    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002, beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $13,570,236, which will expire between June 30, 2007, and June 30, 2009. Net realized gains or losses may differ for financial and tax purposes as a result of losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $163,262,985, the aggregate gross unrealized appreciation is $29,592,886 and the aggregate gross unrealized depreciation is $7,498,611, resulting in net unrealized appreciation on long- and short-term investments of $22,094,275.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $76,569 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income. A permanent difference related to expenses which are not deductible for tax purposes totaling $1,263 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income. A permanent difference related to a return of capital totaling $73 has been reclassified from paid in capital in excess of par to accumulated distributions in excess of net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investments LP (the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million ...................................        0.80%
Next $500 million ....................................        0.75%
Over $1 billion ......................................        0.70%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                            CLASS A            AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                             1.45%                2.20%

      For the period ended June 30, 2001, the Adviser voluntarily waived $20,701 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $22,200, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company ), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $72,842. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $31,233 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended June 30, 2001, the Fund incurred approximately $800 as brokerage commissions with Morgan Stanley DW Inc., an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES
                                                    CHARGE ON ASSETS SUBJECT TO
                                                           SALES CHARGE
                                                    ---------------------------
YEAR OF REDEMPTION                                     CLASS B       CLASS C
First ..........................................          5.00%        1.00%
Second .........................................          4.00%        None
Third ..........................................          3.00%        None
Fourth .........................................          2.50%        None
Fifth ..........................................          1.50%        None
Thereafter .....................................          None         None

For the period ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $172,400 and CDSC on redeemed shares of Classes B and C of approximately $95,400. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

                                                            YEAR ENDED          YEAR ENDED
                                                           JUNE 30, 2001       JUNE 30, 2000
                                                           -------------       -------------
Capital Share Transactions
Class A:
   Shares:
     Subscribed ......................................         1,910,488           1,644,231
     Distributions Reinvested ........................             3,498               6,323
     Redeemed ........................................        (2,204,430)         (4,598,654)
                                                            ------------        ------------
   Net Decrease in Class A Shares Outstanding ........          (290,444)         (2,948,100)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $ 21,415,152        $ 15,329,439
     Distributions Reinvested ........................            37,990              57,035
     Redeemed ........................................       (23,900,497)        (42,747,253)
                                                            ------------        ------------
   Net Decrease ......................................      $ (2,447,355)       $(27,360,779)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 62,431,477+       $ 64,879,338+
                                                            ============        ============
Class B:
   Shares:
     Subscribed ......................................         2,120,044           1,248,877
     Redeemed ........................................        (1,971,461)         (5,220,030)
                                                            ------------        ------------
   Net Increase/Decrease in Class B Shares Outstanding           148,583          (3,971,153)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $ 23,898,727        $ 11,612,302
     Redeemed ........................................       (20,635,642)        (47,873,105)
                                                            ------------        ------------
   Net Increase/Decrease .............................      $  3,263,085        $(36,260,803)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 90,644,661+       $ 87,382,253+
                                                            ============        ============
Class C:
   Shares:
     Subscribed ......................................           651,497             382,726
     Redeemed ........................................          (441,954)         (1,441,518)
                                                            ------------        ------------
   Net Increase/Decrease in Class C Shares Outstanding           209,543          (1,058,792)
                                                            ============        ============
   Dollars:
     Subscribed ......................................      $  7,191,724        $  3,609,958
     Redeemed ........................................        (4,664,258)        (13,254,123)
                                                            ------------        ------------
   Net Increase/Decrease .............................      $  2,527,466        $ (9,644,165)
                                                            ============        ============
   Ending Paid in Capital ............................      $ 21,234,568+       $ 18,707,242+
                                                            ============        ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $156,592,210 and sales of $155,099,860 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $623,000 and payments made to Morgan Stanley Dean Witter and Co., an affiliate of the Adviser, of approximately $64,400.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Worldwide High Income Fund

      We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 10, 2001

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
CORPORATE BONDS & NOTES 52.7%
ARGENTINA 0.2%
CTI Holdings 0.00%, 4/15/08 ...........................   $   710,000   $    276,900
                                                                        ------------

AUSTRALIA 0.7%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 ..........       220,000        169,400
Murrin Murrin Holdings 9.375%, 8/31/07 ................       745,000        625,800
                                                                        ------------
                                                                             795,200
                                                                        ------------
BERMUDA 0.6%
Global Crossing Holdings Ltd. 8.70%, 8/1/07 (b) .......       900,000        684,000
RSL Communications Ltd. 12.25%, 11/15/06 (d,f) ........ EUR 1,610,569         27,268
                                                                        ------------
                                                                             711,268
                                                                        ------------
CANADA 1.9%
Air Canada 10.25%, 3/15/11 (b) ........................   $   635,000        595,313
GT Group Telecom, Inc. 0.00%, 2/1/10 (d) ..............     1,300,000        409,500
Husky Oil Ltd. 8.90%, 8/15/28 (d) .....................       850,000        865,470
Quebecor Media 11.125%, 7/15/11 (b) ...................       330,000        325,875
                                                                        ------------
                                                                           2,196,158
                                                                        ------------
DENMARK 0.7%
Callahan Nordrhein Corp.14.00%, 7/15/10 (b) ...........       950,000        779,000
                                                                        ------------
GERMANY 0.2%
Messer Griesheim Holding AG 10.375%, 6/1/11 (b) ....... EUR   245,000        214,663
                                                                        ------------
INDONESIA 0.3%
Idah Kiat International, Series B, 11.875%, 6/15/02 (f)   $   300,000         81,000
Pindo Deli Finance Mauritius 10.75%, 10/1/07 (b,f) ....     1,200,000        168,000
Tjiwi Kimia Finance Mauritius 10.00%, 8/1/04 (f) ......        50,000          7,500
Tjiwi Kimia International BV 13.25%, 8/1/01(f) ........     1,000,000        151,500
                                                                        ------------
                                                                             408,000
                                                                        ------------
KOREA 1.7%
Hyundai Semiconductor 8.625%, 5/15/07 (b) .............     1,300,000        949,000
Korea Electric Power 6.375%, 12/1/03 ..................       550,000        555,496
Korea Electric Power 7.75%, 4/1/13 ....................       550,000        555,383
                                                                        ------------
                                                                           2,059,879
                                                                        ------------
MALAYSIA 0.8%
TM Global, Inc. 8.00%, 12/7/10 (b) ....................       950,000        942,875
                                                                        ------------


SEE NOTES TO FINANCIAL STATEMENTS    F-299

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
MEXICO 2.1%
Maxcom Telecomunicaciane, Series B, 13.75%, 4/1/07 (b)    $   575,000   $    207,000
Nueve Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06 (b) .       400,000        426,000
PEMEX Project 8.50%, 2/15/08 (b) ......................       450,000        463,500
Petro Mexicanos 9.50%, 9/15/27 ........................       750,000        800,625
TV Azteca S.A. de C.V. 10.50%, 2/15/07 ................       600,000        570,979
                                                                        ------------
                                                                           2,468,104
                                                                        ------------
NETHERLANDS 1.6%
Hermes Europe Railtel BV 10.375%, 1/15/09 .............       500,000         80,000
Hermes Europe Railtel BV 11.50%, 8/15/07, Senior Notes        975,000        156,000
Paiton Energy Funding 9.34%, 2/15/14 (b) ..............     1,000,000        300,000
Tele1 Europe BV 13.00%, 5/15/09 .......................       750 000        412,500
Tele1 Europe BV 13.00%, 5/15/09 ....................... EUR   875,000        455,548
United Pan-Europe Communications N.V., Series B,
    10.875%, 8/1/09 ...................................   $ 1,245,000        438,863
                                                                        ------------
                                                                           1,842,911
                                                                        ------------
PHILIPPINES 0.3%
Bayan Telecommunications 13.50%, 7/15/06 (b,f) ........     1,775,000        323,938
                                                                        ------------
POLAND 1.6%
Netia Holdings, Series B, 10.25%, 11/1/07 .............     1,575,000        645,750
Netia Holdings, Series B, 13.125%, 6/15/09 ............       400,000        172,000
Netia Holdings, Series B, 13.50%, 6/15/09 ............. EUR   320,000        135,447
PTC International Finance BV 11.25%, 12/1/09 ..........     1,100,000        968,449
                                                                        ------------
                                                                           1,921,646
                                                                        ------------
TUNISIA 0.4%
Banque Centrale de Tunisie 8.25%, 9/19/27 .............   $   550,000        519,750
                                                                        ------------
TURKEY 0.1%
Cellco Finance 15.00%, 8/1/05 .........................       140,000        117,075
                                                                        ------------
UNITED KINGDOM 2.9%
British Sky Broadcasting 8.20%, 7/15/09 ...............     1,300,000      1,285,053
Colt Telecom Group plc 7.625%, 7/31/08 ................ EUR   963,785        644,552
Dolphin Telecommunications plc 0.00%, 5/15/09 (d) .....   $ 1,350,000         27,000
Dolphin Telecommunications plc 0.00%, 6/1/08 (d) ...... EUR   940,000         23,873
Esprit Telecommunications Group plc 11.00%, 6/15/08 ...   $   664,679         14,067
HMV Media Group, Inc., Series B, 10.875%, 5/15/08 ..... GBP   550,000        542,192
ONO Finance plc 14.00%, 2/15/11 (b) ...................   $   440,000        374,000
RSL Communications plc 9.125%, 3/1/08 .................     1,440,000         39,600
Telewest Communications plc 0.00%, 4/15/09 (d) ........ GBP   800,000        535,151
                                                                        ------------
                                                                           3,485,488
                                                                        ------------


                                     F-300     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES 36.6%
Adelphia Communications, Series B, 7.75%, 1/15/09 .....   $   380,000   $    335,350
Adelphia Communications, Series B, 8.375%, 2/1/08 .....       600,000        549,000
Adelphia Communications, Series B, 9.875%, 3/1/07 .....       800,000        792,000
Advanstar Communications 12.00%, 2/15/11 (b) ..........       130,000        135,200
Allied Waste N.A. 8.875%, 4/1/08 (b) ..................       895,000        918,494
AMSC ASQ Co., Inc., Series B, 12.25%, 4/1/08 ..........       860,000        180,600
Anthem Insurance 9.125%, 4/1/10 (b) ...................       655,000        683,034
Beazer Homes USA 8.625%, 5/15/11 ......................       465,000        463,838
Blum CB Corp. 11.25%, 6/15/11 (b) .....................       340,000        334,050
CA FM Lease Trust, Senior Notes 8.50%,7/15/17 (b) .....       859,076        842,969
Centennial Cellular Holdings 10.75%, 12/15/08 .........     1,425,000      1,318,125
Centex Corp. 7.875%, 2/1/11 ...........................       650,000        646,357
Charter Communications Holdings 10.25%, 1/15/10 .......       650,000        664,625
Chesapeake Energy Corp. 8.125%, 4/1/11 (b) ............       915,000        855,525
Delhaize America, Inc. 9.00%, 4/15/31 (b) .............       625,000        679,841
D.R. Horton, Inc. 8.00%, 2/1/09 .......................       295,000        284,675
DR Securitized Finance, Series 1993-K1, Class A1,
    6.66%, 8/15/10 ....................................       609,669        532,131
DR Securitized Finance, Series 1994-K1, Class A2,
    8.375%, 8/15/15 ...................................       250,000        205,638
Echostar DBS Corp. 9.375%, 2/1/09 .....................       285,000        279,300
Encompass Services Corp. 10.50%, 5/1/09 (b) ...........       325,000        312,000
Exodus Communications, Inc. 11.625%, 7/15/10 ..........       660,000        227,700
Focal Communications Corp. 0.00%, 2/15/08 (d) .........     1,000,000        210,000
Focal Communications Corp. 11.875%, 1/15/10 ...........       880,000        282,700
Fresenius Medical Capital Trust II 7.875%, 2/1/08 .....     1,005,000        989,925
Global Crossing Holdings Ltd. 9.625%, 5/15/08 .........     1,500,000      1,185,000
Globalstar LP/Capital 11.375%, 2/15/04 (f) ............       770,000         34,650
Globalstar LP/Capital 11.50%, 6/1/05 (f) ..............       125,000          5,625
Globix Corp. 12.50%, 2/1/10 ...........................       825,000        239,250
Hayes Lemmerz International, Inc., Series B, 8.25%,
    12/15/08 ..........................................     1,915,000      1,340,500
HCA-The Healthcare Corp. 7.69%, 6/15/25 ...............     1,660,000      1,500,811
HCA-The Healthcare Corp. 8.13%, 8/4/03 ................        85,000         87,318
HCA-The Healthcare Corp. 8.75%, 9/1/10 ................       590,000        626,163
HealthNet, Inc. 8.375%, 4/15/11 (b) ...................       570,000        571,435
Hilton Hotels 7.95%, 4/15/07 ..........................       280,000        281,082
HMH Properties, Inc., Series A, 7.875%, 8/1/05 ........       455,000        445,900
Horseshoe Gaming Holdings 8.625%, 5/15/09 .............       895,000        895,000
Huntsman ICI Chemicals 10.125%, 7/1/09 ................ EUR 1,150,000        963,793
Intermedia Communications, Series B, 0.00%, 7/15/07 (d)   $   845,000        743,600
Jet Equipment Trust, Series C1, 11.44%, 11/1/14 (b) ...       300,000        311,358
Jet Equipment Trust 11.79%, 12/15/13 (b) ..............       300,000        317,763
Lear Corp., Series B, 7.96%, 5/15/05 ..................       240,000        244,293


SEE NOTES TO FINANCIAL STATEMENTS    F-301

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES (CONTINUED)
Lear Corp., Series B, 8.11%, 5/15/09 ..................   $   150,000   $    150,355
Lucent Technologies 6.45%, 3/15/29 ....................       480,000        276,977
Lyondell Chemical Co. 9.625%, 5/1/07 ..................       425,000        422,875
Manitowoc Co., Inc. (The) 10.375%, 5/15/11 (b) ........ EUR   210,000        183,108
McLeod USA, Inc. 11.375%, 1/1/09 ......................   $   805,000        507,150
Metromedia Fiber Network 10.00%, 12/15/09 .............       775,000        294,500
Michael Foods 11.75%, 4/1/11 (b) ......................       325,000        333,125
Mirant Americas 7.625%, 5/1/06 (b) ....................       320,000        323,006
Musicland Group, Inc. 9.875%, 3/15/08 .................       950,000        988,000
National Steel Corp., Series D, 9.875%, 3/1/09 ........       575,000        201,250
Nextel Communications, Inc. 0.00%, 9/15/07 (d) ........     2,800,000      1,977,500
Nextel Communications, Inc. 9.375%, 11/15/09 ..........       685,000        542,863
Nextlink Communications, Inc. 0.00%, 4/15/08 (d) ......     3,325,000        598,500
Nextlink Communications, Inc. 10.75%, 11/15/08 ........       735,000        235,200
NEXTMEDIA Operating, Inc. 10.75%, 7/1/11 (b) ..........       275,000        273,281
NTL, Inc., Series B, Inc. 0.00%, 4/1/08 (d) ........... GBP 1,500,000        961,159
Oil Purchase Co. 7.10%, 4/30/02 (b) ...................   $    67,257         65,876
OMNICARE, Inc. 8.125%, 3/15/11 (b) ....................       315,000        318,150
Owens-Illinois, Inc. 7.50%, 5/15/10 ...................     2,240,000      1,556,800
Owens-Illinois, Inc. 7.80%, 5/15/18 ...................       560,000        347,200
Park Place Entertainment 8.50%, 11/15/06 ..............       325,000        341,891
PG&E National Energy Group 10.375%, 5/16/11 (b) .......       255,000        257,828
Phelps Dodge 8.75%, 6/1/11 ............................       325,000        323,047
Primedia, Inc. 8.875%, 5/15/11 (b) ....................       525,000        485,625
Primus Telecommunications Group, Series B, 9.875%,
5/15/08                                                       155,000         35,650
Primus Telecommunications Group 11.25%, 1/5/09 ........       345,000         79,350
Primus Telecommunications Group 12.75%, 10/15/09 ......       315,000         72,450
PSINet, Inc., 10.00%, 2/15/05 .........................     2,005,000        120,300
PSINet, Inc., Series B, 11.00%, 8/1/09 ................     1,350,000         81,000
Radio One, Inc. 8.875%, 7/1/11 (b) ....................       220,000        220,000
RCN Corp. 0.00%, 10/15/07 (d) .........................     3,360,000      1,008,000
Rhythms Netconnections, Inc., Series B, 0.00%,
5/15/08 (d)                                                 2,365,000         70,950
Rhythms Netconnections, Inc., Series B, 14.00%, 2/15/10       265,000          7,950
RSL Communications Ltd.12.25%, 11/15/06 (f) ...........       160,000          4,400
Salem Communications Holding 9.00%, 7/1/11 (b) ........       375,000        373,125
Smithfield Foods, Inc. 7.625%, 2/15/08 ................       665,000        648,375
Station Casinos, Inc. 8.375%, 2/15/08 (b) .............       735,000        737,756
Station Casinos, Inc. 9.75%, 4/15/07 ..................       300,000        307,500
Tenet Healthcare Corp. 8.125%, 12/1/08 ................       250,000        256,563
Tenet Healthcare Corp. 8.625%, 1/15/07 ................       750,000        778,125
Toll Brothers, Inc. 8.25%, 2/1/11 .....................       705,000        685,613
TRW, Inc. 7.625%, 3/15/06 .............................       325,000        334,590
USA Waste Services 7.125%, 10/1/07 ....................     1,485,000      1,489,936
USA Waste Services 7.125%, 12/15/17 ...................       200,000        185,352


                                     F-302     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
UNITED STATES (CONTINUED)
Viatel, Inc., Series A, 0.00%, 4/15/08 (D) ............   $ 1,900,000   $     38,000
Vintage Petroleum, Inc. 8.625%, 2/1/09 ................       450,000        463,500
Vintage Petroleum, Inc. 7.875%, 5/15/11 (b) ...........       250,000        242,500
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (d) ............     1,890,000         94,500
Winstar Communications, Inc. 0.00%, 4/15/10 (d,f) .....     9,540,000         47,700
XM Satellite Radio, Inc. 14.00%, 3/15/10 ..............       185,000        111,000
Young Broadcasting, Inc. 10.00%, 3/1/11 (b) ...........       450,000        432,000
                                                                        ------------
                                                                          43,408,069
                                                                        ------------
TOTAL CORPORATE BONDS & NOTES
    (Cost $97,476,604) ................................                   62,470,924
                                                                        ------------

ASSET BACKED SECURITIES 0.8%
UNITED STATES 0.8%
Commercial Financial Services, Inc., Series 1997-5,
    Class A1, 7.72%, 4/15/05 (b,g) ....................       857,314        137,170
OHA Grantor Trust 11.00%, 1/15/04 .....................       867,151        821,990
                                                                        ------------
TOTAL ASSET BACKED SECURITIES
    (Cost $1,727,449) .................................                      959,160
                                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
UNITED STATES 0.5%
Aircraft Lease Portfolio Securitization Ltd., Series
    1996-1, Class DX, 12.75%, 6/15/06 .................       601,851        541,630
Federal Mortgage Acceptance Corp., Series 1996-B,
    Class C, 7.929%, 11/15/18 (b,c) ...................       534,716             -0-
                                                                        ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $1,069,513) .................................                      541,630
                                                                        ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS 36.5%
ARGENTINA 3.4%
Republic of Argentina, Series L-GP, 4.81%, 3/31/23 (c)        350,000        218,839
Republic of Argentina 6.00%, 3/31/23 ..................     6,050,000      3,811,500
                                                                        ------------
                                                                           4,030,339
                                                                        ------------
BRAZIL 8.8%
Federated Republic of Brazil 9.625%, 7/15/05 ..........     1,150,000      1,082,840
Federated Republic of Brazil, Debt Conversion Bond,
    Series L, 5.50%, 4/15/12 (c) ......................     3,650,000      2,564,124
Federated Republic of Brazil, Debt Conversion Bond,
    Series L, 8.00%, 4/15/14 ..........................       985,128        726,531
Federated Republic of Brazil, Par Bond, Series Z-L,
    5.4375%, 4/15/24 ..................................     2,250,000      1,639,687


SEE NOTES TO FINANCIAL STATEMENTS    F-303

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
BRAZIL (CONTINUED)
Federated Republic of Brazil, Series C, PIK, 8.00%,
    4/15/14 ...........................................   $ 3,920,809   $  2,891,595
Federated Republic of Brazil, Series L, 5.50%,
    4/15/09 (c) .......................................       941,176        764,705
Federative Republic of Brazil, Series EI, 5.4375%,
    4/15/06 (c) .......................................       520,000        460,850
Federative Republic of Brazil, Series EI-RG, 5.4375%,
    4/15/06 (c) .......................................       360,000        318,566
                                                                        ------------
                                                                          10,448,898
                                                                        ------------
BULGARIA 1.8%
Republic of Bulgaria Front Loaded Interest Reduction
    Bond 3.00%, 7/28/12 (d) ...........................     1,700,000      1,374,875
Republic of Bulgaria Discount Bond, Series A, 6.3125%,
    7/28/24 (c) .......................................       950,000        748,125
                                                                        ------------
                                                                           2,123,000
                                                                        ------------
CROATIA 0.3%
Republic of Croatia, Series A, 6.25%, 7/31/10 (c) .....       388,636        379,892
                                                                        ------------
ECUADOR 1.4%
Republic of Ecuador 4.00%, 8/15/30 (d) ................     1,750,000        753,375
Republic of Ecuador 12.00%, 11/15/12 ..................     1,250,000        873,125
                                                                        ------------
                                                                           1,626,500
                                                                        ------------
EGYPT 1.3%
Arab Republic of Egypt 8.75%, 7/11/11 (b) .............     1,600,000      1,598,096
                                                                        ------------
IVORY COAST 0.3%
Ivory Coast Front Loaded Interest Reduction Bond,
    Series US1, 2.00%, 3/29/18 (b,c,f) ................     1,850,000        300,625
Ivory Coast, Past Due Interest, 2.00%, 3/29/18 (a,b,f)        570,000         94,050
                                                                        ------------
                                                                             394,675
                                                                        ------------
MEXICO 6.3%
United Mexican States Discount Bonds, 8.125%, 12/30/19      2,300,000      2,173,500
United Mexican States Discount Bonds, 8.375%, 1/14/11 .     3,050,000      3,069,825
United Mexican States Discount Bonds, Series A,
    9.875%, 2/1/10 ....................................     1,950,000      2,124,524
United Mexican States Par Bond, Series A, 0.00%,
    6/30/03 (c) .......................................    12,571,000        124,453
                                                                        ------------
                                                                           7,492,302
                                                                        ------------
NIGERIA 0.3%
Central Bank of Nigeria 6.25%, 11/15/20 (d) ...........       500,000        319,030
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/10 ...       100,000         38,000
                                                                        ------------
                                                                             357,030
                                                                        ------------


                                     F-304     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
PANAMA 1.6%
Republic of Panama 9.375%, 4/1/29 .....................   $   300,000   $    309,750
Republic of Panama 9.625%, 2/8/11 .....................     1,250,000      1,251,250
Republic of Panama, Past Due Interest, PIK 4.625%,
    7/17/16 (a,c) .....................................       452,628        364,543
                                                                        ------------
                                                                           1,925,543
                                                                        ------------
PERU 0.3%
Republic of Peru, Past Due Interest, 4.50%, 3/7/17 (a,d)      450,000        309,938
                                                                        ------------
PHILIPPINES 0.4%
Republic of Philippines 9.50%, 10/21/24 ...............       550,000        542,438
                                                                        ------------
POLAND 0.5%
Republic of Poland, Past Due Interest, 6.00%, 10/27/14
(a,d)                                                         600,000        590,250
                                                                        ------------
RUSSIA 6.5%
Russian Federation 5.00%, 3/31/30 (d) .................     3,450,000      1,634,437
Russian Federation 5.00%, 3/31/30 (b,d) ...............     4,359,808      2,065,458
Russian Federation 8.25%, 3/31/10 (b) .................       600,000        459,750
Russian Federation 8.25%, 3/31/10 .....................     1,200,000        919,500
Russian Federation 12.75%, 6/24/28 ....................     2,650,000      2,610,250
                                                                        ------------
                                                                           7,689,395
                                                                        ------------
QATAR 1.0%
State of Qatar 9.75%, 6/15/30 .........................     1,000,000      1,119,602
                                                                        ------------
TURKEY 0.9%
Republic of Turkey 11.875%, 1/15/30 ...................     1,250,000      1,034,375
                                                                        ------------
VENEZUELA 1.2%
Republic of Venezuela 9.25%, 9/15/27 ..................       550,000        376,200
Republic of Venezuela Par Bonds, Series W-A, 6.75%,
    3/31/20 ...........................................     1,350,000      1,019,251
                                                                        ------------
                                                                           1,395,451
                                                                        ------------
UKRAINE 0.2%
Government of Ukraine 11.00%, 3/15/07 .................       315,250        243,396
                                                                        ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $42,485,739) ................................                   43,301,120
                                                                        ------------
LOAN AGREEMENTS 2.5%
ALGERIA 0.2%
Algerian Loan Agreement Tranche I 7.1875%, 4/9/06 .....       241,346        210,575
                                                                        ------------
MOROCCO 2.3%
Kingdom of Morocco, Series A, 5.09%, 1/1/09 (c) .......     2,919,412      2,685,859
                                                                        ------------
TOTAL LOAN AGREEMENTS
    (Cost $2,755,703) .................................                    2,896,434
                                                                        ------------


SEE NOTES TO FINANCIAL STATEMENTS    F-305

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCK 0.0%
SWEDEN 0.0%
Song Networks Holding AB, ADR (a) (Cost $34,530) ......        16,443   $     36,997
                                                                        ------------
PREFERRED STOCKS 3.8%
UNITED STATES 3.8%
Broadwing Communications, Inc., Series B, 12.50% ......         1,236      1,220,550
Dobson Communications Corp. 13.50% (a) ................         1,071      1,006,599
Nextlink Communications, Inc. PIK 'D' 13.00%, (a) .....           439        287,421
Paxson Communications, Inc. 13.25%, (a) ...............            89        840,266
Primedia, Inc. 'D' 10.00% (a) .........................           620         52,080
Primedia, Inc. 'F' 9.20% (a) ..........................           890         70,533
TNP Entreprises, Inc. 'D' 14.50% (a) ..................           902        982,744
XO Communications, Inc. 13.50% (a) ....................           817         49,000
XO Communications, Inc. 14.00% (a,b) ..................         2,892         11,568
                                                                        ------------
TOTAL PREFERRED STOCKS
    (Cost $4,482,614) .................................                    4,520,761
                                                                        ------------

                                                            NO. OF
                                                         WARRANTS
WARRANTS 0.1%
COLOMBIA 0.1%
Occidente Y Caribe, expiring 3/15/04, (a,b) ...........        70,000         70,000
                                                                        ------------
MEXICO 0.0%
Maxcom Telecommunications, expiring 4/1/07 (a) ........           575             58
                                                                        ------------

UNITED STATES 0.0%
GT Group Telecommunications, Inc., expiring 2/1/10 (a,b)       13,000         35,750
Motient Corp., expiring 4/1/08 (a) ....................         8,850            664
SW Acquisition, expiring 4/1/11 (a,b) .................           800         24,000
Wam!Net, Inc., expiring 3/1/05 (a) ....................        22,500            225
XM Satellite Radio, Inc., expiring 3/15/10 (a) ........         3,700         10,175
                                                                        ------------
                                                                              70,814
                                                                        ------------

TOTAL WARRANTS
    (Cost $82,104) ....................................                      140,872
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS 96.9%
    (Cost $150,114,256) ...............................                  114,867,898
                                                                        ------------


                                     F-306     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

                                                              PAR          MARKET
DESCRIPTION                                                  VALUE          VALUE
SHORT-TERM INVESTMENTS 0.8%
REPURCHASE AGREEMENT 0.8%
J.P. Morgan Securities Inc. 3.55%, dated 6/29/01,
due 7/2/01, to be repurchased at $928,274,
collateralized by U.S. Treasury inflation Notes
3.625%, due 1/15/08, valued at $950,316 ...............   $   928,000   $    928,000
                                                                        ------------

TREASURY BILL 0.1%
United States Treasury Bill 7/19/01(e) ................       100,000         99,797
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,027,797) .................................                    1,027,797
                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES 97.8%
    (Cost $151,142,053) ...............................                  115,895,695
                                                                        ------------
FOREIGN CURRENCY 0.2%
    (Cost $284,941) ...................................                      282,449
                                                                        ------------
TOTAL INVESTMENTS 98.0%
    (Cost $151,426,994) ...............................                  116,178,144
OTHER ASSETS IN EXCESS OF LIABILITIES 2.0% ............                    2,332,305
                                                                        ------------
NET ASSETS 100% .......................................                 $118,510,449
                                                                        ============

(a)   NON-INCOME PRODUCING SECURITY

(b)   144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c)   VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED JUNE 30, 2001.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2001. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e)   SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f)   BOND IS IN DEFAULT.

(g)   SECURITY VALUE AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR   AMERICAN DEPOSITARY RECEIPT

EUR   EURO

GBP   BRITISH POUND

PIK PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT THE DISCRETION OF THE ISSUER.


SEE NOTES TO FINANCIAL STATEMENTS    F-307

YOUR FUND'S INVESTMENTS
JUNE 30, 2001

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET       PERCENT OF
INDUSTRY                                                  VALUE       NET ASSETS
Foreign Government & Agency Obligations ............    $ 43,301,120     36.5%
Telecommunications .................................      17,121,635     14.4
Industrial .........................................      11,186,524      9.4
Cable Television ...................................       6,333,338      5.3
Health Care ........................................       4,810,340      4.0
Energy .............................................       4,338,823      3.7
Media & Entertainment ..............................       3,851,488      3.3
Financials .........................................       3,674,669      3.1
Retail .............................................       3,210,836      2.7
Loan Agreements ....................................       2,896,434      2.5
Gaming .............................................       2,282,147      1.9
Chemicals ..........................................       1,601,331      1.4
Supermarkets .......................................       1,522,809      1.3
Asset Backed Securities &
  Collateralized Mortgage Obligations ..............       1,500,790      1.3
Utilities ..........................................       1,433,885      1.2
Metals .............................................       1,319,497      1.1
Capital Equipment ..................................         949,000      0.8
Consumer Goods .....................................         816,375      0.7
Building Materials .................................         775,838      0.7
Hotel/Lodging ......................................         726,982      0.6
Real Estate ........................................         618,725      0.5
Transportation .....................................         595,312      0.5
                                                        ------------     ----
                                                        $114,867,898     96.9%
                                                        ============     ====

+     CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
      INDUSTRIES.


                                     F-308     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2001

ASSETS:
Investments in Securities, at Value (Cost $151,142,053) ......    $ 115,895,695
Foreign Currency (Cost $284,941) .............................          282,449
Margin Deposit on Futures Contracts ..........................          128,571
Receivable for:
  Interest ...................................................        2,976,106
  Investments Sold ...........................................        2,466,695
  Fund Shares Sold ...........................................          139,236
Net Unrealized Gain on Foreign Currency Exchange Contracts ...          197,531
Other ........................................................           30,854
                                                                  -------------
    Total Assets .............................................      122,117,137
                                                                  -------------

LIABILITIES:
Payable for:
  Investments Purchased ......................................        2,524,765
  Dividends Declared .........................................          434,550
  Fund Shares Redeemed .......................................          311,693
  Distribution (12b-1) and Service Fees ......................          101,885
  Investment Advisory Fees ...................................           75,275
  Professional Fees ..........................................           40,821
  Directors' Fees and Expenses ...............................           39,112
  Administrative Fees ........................................           26,566
  Shareholder Reporting Expenses .............................           18,955
  Bank Overdraft .............................................           16,926
  Custody Fees ...............................................            8,082
  Transfer Agent Fees ........................................            6,600
  Variation Margin on Futures Contracts ......................            1,458
                                                                  -------------
    Total Liabilities ........................................        3,606,688
                                                                  -------------
NET ASSETS ...................................................    $ 118,510,449
                                                                  =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000) ..................................    $      14,657
Paid in Capital in Excess of Par .............................      223,612,030
Accumulated Net Investment Income ............................          549,810
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures ..........................      (35,045,519)
Accumulated Net Realized Loss ................................      (70,620,529)
                                                                  -------------
NET ASSETS ...................................................    $ 118,510,449
                                                                  =============


SEE NOTES TO FINANCIAL STATEMENTS    F-309

JUNE 30, 2001

  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $31,129,751 and 3,838,142
    Shares Outstanding) .........................................   $     8.11
                                                                    ==========
    Maximum Sales Charge ........................................        4.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ..............   $     8.51
                                                                    ==========
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $64,060,797 and 7,931,852
    Shares Outstanding)* ........................................   $     8.08
                                                                    ==========
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $23,319,901 and 2,887,060
    Shares Outstanding)* ........................................   $     8.08
                                                                    ==========

*     REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                     F-310     SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends ....................................................     $    148,111
Interest .....................................................       17,910,351
                                                                   ------------
    Total Income .............................................       18,058,462
                                                                   ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $94,633, $764,694 and $285,064,
  respectively) ..............................................        1,144,391
Investment Advisory Fees .....................................        1,082,339
Administrative Fees ..........................................          365,886
Country Tax Expense ..........................................          159,723
Shareholder Reports ..........................................           67,777
Professional Fees ............................................           58,589
Transfer Agent Fees ..........................................           52,926
Custody Fees .................................................           41,573
Filing and Registration Fees .................................           33,619
Directors' Fees and Expenses .................................           11,561
Other ........................................................           29,757
                                                                   ------------
    Total Expenses ...........................................        3,048,141
                                                                   ------------
NET INVESTMENT INCOME ........................................     $ 15,010,321
                                                                   ============
NET REALIZED GAIN/LOSS ON:
Investments ..................................................     $ (4,940,192)
Foreign Currency Transactions ................................           54,510
Futures ......................................................          217,035
                                                                   ------------
Net Realized Loss ............................................       (4,668,647)
                                                                   ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ....................................      (11,940,145)
  End of the Period:
    Investments ..............................................      (35,246,358)
    Foreign Currency Translations ............................          178,471
    Futures ..................................................           22,368
                                                                   ------------
                                                                    (35,045,519)
                                                                   ------------
Net Unrealized Depreciation During the Period ................      (23,105,374)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS .............................     $(27,774,021)
                                                                   ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $(12,763,700)
                                                                   ============


SEE NOTES TO FINANCIAL STATEMENTS     F-311

Statements of Changes in Net Assets
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          -------------    -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .................................   $  15,010,321    $  20,214,308
Net Realized Gain/Loss ................................      (4,668,647)       8,126,827
Net Unrealized Depreciation During the Period .........     (23,105,374)      (8,800,614)
                                                          -------------    -------------
Net Increase/Decrease in Net Assets Resulting
   from Operations ....................................     (12,763,700)      19,540,521
                                                          -------------    -------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...............................................      (4,396,455)      (5,203,356)
Class B ...............................................      (8,267,511)      (9,648,540)
Class C ...............................................      (3,047,794)      (3,503,053)
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from Distributions     (15,711,760)     (18,354,949)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................      27,845,364       31,012,606
Distributions Reinvested ..............................       9,826,161       10,327,074
Redeemed ..............................................     (59,964,109)     (79,382,125)
                                                          -------------    -------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions .........................     (22,292,584)     (38,042,445)
                                                          -------------    -------------
Total Decrease in Net Assets ..........................     (50,768,044)     (36,856,873)
NET ASSETS--Beginning of Period .......................     169,278,493      206,135,366
                                                          -------------    -------------
NET ASSETS--End of Period (Including accumulated
   net investment income of $549,810 and $1,381,930,
   respectively) ......................................   $ 118,510,449    $ 169,278,493
                                                          =============    =============


                                     F-312     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS A SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.93     $     9.90     $    12.46     $    14.26     $    12.47
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         1.00           1.14           1.06           1.15           1.25
  Net Realized and Unrealized Gain/Loss        (1.77)         (0.06)         (2.51)         (0.67)          2.30
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.77)          1.08          (1.45)          0.48           3.55
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (1.05)         (1.05)         (1.10)         (1.09)         (1.25)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (1.05)         (1.05)         (1.11)         (2.28)         (1.76)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.11     $     9.93     $     9.90     $    12.46     $    14.26
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.23%         11.39%        -11.14%          3.40%         30.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   31,129     $   44,932     $   58,506     $   91,579     $   76,439
Ratio of Expenses to Average Net Assets         1.55%          1.60%          1.45%          1.45%          1.52%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.96%         11.41%         10.55%          8.36%          9.73%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense.         1.45%          1.46%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS    F-313

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS B SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.89     $     9.86     $    12.40     $    14.20     $    12.44
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         0.93           1.06           0.98           1.04           1.07
  Net Realized and Unrealized
    Gain/Loss .........................        (1.76)         (0.06)         (2.50)         (0.65)          2.35
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.83)          1.00          (1.52)          0.39           3.42
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (0.98)         (0.97)         (1.01)         (1.00)         (1.15)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (0.98)         (0.97)         (1.02)         (2.19)         (1.66)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.08     $     9.89     $     9.86     $    12.40     $    14.20
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.99%         10.58%        -11.82%          2.63%         29.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   64,061     $   90,872     $  107,013     $  146,401     $   78,340
Ratio of Expenses to Average
  Net Assets ..........................         2.30%          2.35%          2.20%          2.20%          2.27%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.21%         10.65%          9.81%          7.64%          8.86%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense          2.20%          2.21%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


                                     F-314     SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED JUNE 30,
                                          ----------------------------------------------------------------------
CLASS C SHARES                               2001#          2000#          1999#          1998#          1997
                                          ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     9.89     $     9.87     $    12.40     $    14.21     $    12.45
                                          ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............         0.93           1.06           0.98           1.04           1.16
  Net Realized and Unrealized Gain/Loss        (1.76)         (0.07)         (2.49)         (0.66)          2.26
                                          ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ......        (0.83)          0.99          (1.51)          0.38           3.42
                                          ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income ...............        (0.98)         (0.97)         (1.01)         (1.00)         (1.15)
  Net Realized Gain ...................           -0-            -0-            -0-         (1.19)         (0.51)
  In Excess of Net Realized Gain ......           -0-            -0-         (0.01)            -0-            -0-
                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................        (0.98)         (0.97)         (1.02)         (2.19)         (1.66)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ........   $     8.08     $     9.89     $     9.87     $    12.40     $    14.21
                                          ==========     ==========     ==========     ==========     ==========
Total Return (1) ......................        -8.88%         10.57%        -11.83%          2.55%         29.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's) .....   $   23,320     $   33,474     $   40,616     $   60,197     $   41,709
Ratio of Expenses to Average Net Assets         2.30%          2.35%          2.20%          2.20%          2.27%
Ratio of Net Investment Income to
  Average Net Assets ..................        10.21%         10.65%          9.81%          7.62%          9.04%
Portfolio Turnover Rate ...............          141%           119%           121%           156%           157%
Ratio of Net Expenses to Average Net
  Assets excluding country tax expense          2.20%          2.21%           N/A            N/A            N/A

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

#     NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES
      OUTSTANDING.

N/A   NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS    F-315

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      At June 30, 2001, approximately 82% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

      In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after Decemer 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently amortizes premiums and accretes discounts on fixed income securities; therefore, this accounting change has no impact to the Fund.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distrib-

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

ute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $67,902,493, which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At June 30, 2001, for federal income tax purposes, cost of long-and short-term investments is $151,544,270, the aggregate gross unrealized appreciation is $3,872,762 and the aggregate gross unrealized depreciation is $39,521,337, resulting in net unrealized depreciation on long- and short-term investments of $35,648,575.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $76,760 has been reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference related to expenses which are not deductible for tax purposes totaling $13,054 has been reclassified from paid in capital in excess of par to accumulated net investment income. Permanent differences related to a correction of prior year amounts have been reclassified from accumulated net investment income of $220,495, to accumulated net realized loss of $215,699 and paid in capital in excess of par of $4,796.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. In-

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

come and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Investment Management Inc.(the "Subadviser") (a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $500 million ............................................        0.75%
Next $500 million .............................................        0.70%
Over $1 billion ...............................................        0.65%

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                           CLASS B
                       CLASS A                           AND CLASS C
                   MAX. OPERATING                      MAX. OPERATING
                    EXPENSE RATIO                       EXPENSE RATIO
                        1.55%                               2.30%

      For the period ended June 30, 2001, the Fund recognized expenses of approximately $1,500, representing legal services provided by Skadden, Arps, Slate,

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended June 30, 2001, the Fund recognized expenses of approximately $21,900, representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of professional fees in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company), Chase provides certain administrative and accounting services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended June 30, 2001, the Fund recognized expenses of $52,926. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $30,854 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable, upon retirement, for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 4.75%. For certain pur-

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

chases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
YEAR OF REDEMPTION                                       CLASS B     CLASS C
First ...........................................          4.00%       1.00%
Second ..........................................          4.00%        None
Third ...........................................          3.00%        None
Fourth ..........................................          2.50%        None
Fifth ...........................................          1.50%        None
Thereafter ......................................           None        None

      For the period ended June 30, 2001, Van Kampen, a Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,400 and CDSC on redeemed shares of Classes B and C of approximately $92,500. Sales charges do not represent expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

                                                YEAR ENDED        YEAR ENDED
                                                JUNE 30, 2001     JUNE 30, 2000
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................       2,040,945         1,470,858
     Distributions Reinvested ...............         349,896           350,009
     Redeemed ...............................      (3,077,283)       (3,203,852)
                                                -------------     -------------
   Net Decrease in Class A Shares Outstanding        (686,442)       (1,382,985)
                                                =============     =============
   Dollars:
     Subscribed .............................   $  18,119,686     $  14,838,696
     Distributions Reinvested ...............       3,176,408         3,493,604
     Redeemed ...............................     (27,521,860)      (32,264,042)
                                                -------------     -------------
   Net Decrease .............................   $  (6,225,766)    $ (13,931,742)
                                                =============     =============
   Ending Paid in Capital ...................   $  60,499,409+    $  66,725,638+
                                                =============     =============

CLASS B:
   Shares:
     Subscribed .............................         662,039         1,060,856
     Distributions Reinvested ...............         542,639           487,220
     Redeemed ...............................      (2,461,371)       (3,209,185)
                                                -------------     -------------
   Net Decrease in Class B Shares Outstanding      (1,256,693)       (1,661,109)
                                                =============     =============
   Dollars:
     Subscribed .............................   $   6,044,319     $  10,592,179
     Distributions Reinvested ...............       4,869,277         4,844,540
     Redeemed ...............................     (22,496,693)      (32,147,709)
                                                -------------     -------------
   Net Decrease .............................   $ (11,583,097)    $ (16,710,990)
                                                =============     =============
   Ending Paid in Capital ...................   $ 119,560,531+    $ 131,144,566+
                                                =============     =============

CLASS C:
   Shares:
     Subscribed .............................         394,959           558,763
     Distributions Reinvested ...............         197,208           200,016
     Redeemed ...............................      (1,089,143)       (1,491,227)
                                                -------------     -------------
   Net Decrease in Class C Shares Outstanding        (496,976)         (732,448)
                                                =============     =============
   Dollars:
     Subscribed .............................   $   3,681,359     $   5,581,731
     Distributions Reinvested ...............       1,780,476         1,988,930
     Redeemed ...............................      (9,945,556)      (14,970,374)
                                                -------------     -------------
   Net Decrease .............................   $  (4,483,721)    $  (7,399,713)
                                                =============     =============
   Ending Paid in Capital ...................   $  43,575,005+    $  48,059,071+
                                                =============     =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2001, the Fund made purchases of $204,308,009 and sales of $228,728,162 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the period ended June 30, 2001, are payments retained by Van Kampen of approximately $647,300 and payments made to Morgan Stanley Dean Witter & Co., an affiliate of the Adviser, of approximately $96,300.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At June 30, 2001, the Fund had outstanding forward currency contracts as follows:

                                                          UNREALIZED
                                             CURRENT      APPRECIATION/
            FORWARD CURRENCY CONTRACTS        VALUE       DEPRECIATION
            SHORT CONTRACTS:
            British Pound, 1,585,000
             expiring 8/9/01               $ 2,228,690      $  46,070
            Euro, 5,090,000
             expiring 7/31/01-8/29/01        4,305,431        154,819
                                           -----------      ---------
                                           $ 6,534,121      $ 200,889
                                           -----------      ---------
            LONG CONTRACTS:
            British Pound, 190,000
             expiring 8/9/01                   266,134          1,442
            Euro, 550,000
             expiring 8/29/01                  465,120         (4,800)
                                           -----------      ---------
                                           $   731,254      $  (3,358)
                                           -----------      ---------

                                                            $ 197,531
                                                            =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

      TRANSACTIONS IN FUTURES CONTRACTS FOR THE PERIOD ENDED JUNE 30, 2001, WERE AS FOLLOWS:

                                                                       CONTRACTS
Outstanding at June 30, 2000 ................................              35
Futures Opened ..............................................             157
Futures Closed ..............................................            (155)
                                                                         ----
Outstanding at June 30, 2001 ................................              37
                                                                         ====

      The futures contracts outstanding as of June 30, 2001, and the descriptions and the unrealized appreciation are as follows:

                                                              UNREALIZED
                                                CONTRACTS    APPRECIATION
            SHORT CONTRACTS:
            U.S. Long Gilt Index -
             September 2001
             (Current notional value
             $112 per contract)                       12       $10,625

            LONG CONTRACTS:
            U.S. 10 Year Note -
             September 2001
             (Current notional value
             $103 per contract)                       25        11,743
                                                      --       -------
                                                      37       $22,368
                                                      ==       =======

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) (1)  Articles of Amendment and Restatement(1)

    (2) Articles Supplementary (adding Registrant's Japanese Equity Fund) to the Amended and Restated Articles of Incorporation(2)

    (3) Articles Supplementary (adding Registrant's Global Equity, Emerging Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation(3)

    (4) Articles Supplementary (changing the name of Morgan Stanley Equity Growth to Van Kampen Equity Growth) to the Amended and Restated Articles of Incorporation(7)

    (5) Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation(7)

    (6) Articles of Amendment (changing the corporate name from Morgan Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)(8)

    (7)  Articles Supplementary (changing the name of each fund)(8)

    (8) Articles Supplementary (changing the name of Van Kampen Aggressive Equity Fund to Van Kampen Focus Equity Fund)(10)

    (9) Articles Supplementary (changing the name of Van Kampen Global Franchise Fund to Van Kampen Tax Managed Global Franchise Fund)(11)

    (10) Articles Supplementary (changing the name of Van Kampen Asian Growth Fund to Van Kampen Asian Equity Fund; Van Kampen European Equity
         Fund to Van Kampen European Value Equity Fund; Van Kampen Global Equity Fund to Van Kampen Global Value Equity Fund and Van Kampen Tax Managed Global Franchise Fund to Van Kampen Global Franchise Fund,) to the Amended and Restated Articles of Incorporation +

(b)      Amended and Restated By-Laws(1)

(c) Specimen stock certificates relating to all of the Funds of the Registrant(5)

(d) (1)  Investment Advisory Agreement(12)

    (2) Investment Sub-Advisory Agreement, Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

    (3)  (i)     Investment Sub-Advisory Agreement, Miller Anderson & Sherrerd,
                 LLP(5)

         (ii) Amendment No. 1 to the Investment Sub-Advisory Agreement, Miller Anderson & Sherrerd, LLP(12)

(e) (1)  Distribution Agreement(3)

    (2)  Form of Dealer Agreement(9)

    (3)  Form of Broker Fully Disclosed Clearing Agreement(9)

    (4)  Form of Bank Fully Disclosed Clearing Agreement(9)

(f) (1)  Form of Trustee Deferred Compensation Agreement(6)

    (2)  Form of Trustee Retirement Plan(6)

(g)      Custody Agreement, The Chase Manhattan Bank, N.A.(4)

(h) (1)  Transfer Agency and Service Agreements:

         (i) Sub-Transfer Agency Agreement between Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc. and Van Kampen Investor
                 Services Inc.(3)

         (ii) Assignment and Assumption Agreement for Sub-Transfer Agency Agreement between Van Kampen Investment Advisory Corp. and Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii) Sub-Transfer Agency Agreement between Miller Anderson & Sherrerd, LLP and Van Kampen Investor Services Inc.(3)

         (iv) Assignment and Assumption Agreement (Sub-Transfer Agency Agreement) between Van Kampen Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP(5)

         (v) Amended Schedule for Sub-Transfer Agency Agreement between Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc., and Van Kampen Investor Services Inc. (Tax Managed Global Franchise
                 Fund)(8)

    (2)  Administration Agreements:

         (i) Administration Agreement between Registrant and Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(4) and as amended by Addendum to such Agreement(1)

         (ii) Assignment and Assumption Agreement (Administration Agreement) between Van Kampen Investment Advisory Inc. and Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (iii) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP(3)

         (iv) Assignment and Assumption Agreement (Administration Agreement) between Van Kampen Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP(5)

         (v) Sub-Administration Agreement between Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc. and The Chase Manhattan Bank(3)

         (vi) Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen Investment Advisory Corp. and Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(5)

         (vii) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank(3)

         (viii) Assignment and Assumption Agreement (Sub-Administration Agreement) between Van Kampen Investment Advisory Corp. and Miller Anderson & Sherrerd, LLP(5)

         (ix) Amended Administration Agreement between Registrant and Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc.(4)

    (3)  Amended and Restated Legal Services Agreement(8)

(i) (1)  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)(8)

    (2)  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+

(j) (1)  Consent of PriceWaterhouseCoopers LLP+

    (2)  Consent of Deloitte and Touche LLP+

(k)      Not applicable

(l)      Purchase Agreement(4)

(m) (1)  Distribution Plan Pursuant to Rule 12b-1:

         (i) Plan of Distribution for Class A Shares of the Asian Growth, American Value, Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, International Magnum and Focus Equity (formerly Aggressive Equity) Funds(3)

         (ii) Plan of Distribution of the Japanese Equity, European Equity, Growth and Income II, Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax Managed Global Franchise Funds(3)

         (iii) Amended and Restated Plan of Distribution for Class B and Class C Shares of the Asian Growth, American Value, Worldwide High Income, Emerging Markets, Latin American, Global Equity Allocation, International Magnum, Focus Equity (formerly Aggressive Equity), Global Equity, Emerging Markets Debt,
                 Mid Cap Growth, Equity Growth, Value and Tax Managed Global Franchise Funds(3)

         (iv) Plan of Distribution for Class B and Class C Shares of the Japanese Equity, European Equity and Growth and Income II Funds(3)

    (2)  Service Plans for each fund in the Series(10)

(n)      Amended Multiple Class Plan(12)

(p) (1)  Code of Ethics of the Adviser and the Distributor+

    (2)  Code of Ethics for the Funds(12)

(q)      Power of Attorney+

(z) (1)  List of certain investment companies in response to Item 27(a)+

    (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(6) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.


(10) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

(12) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.

+   Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

    Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

    Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

    The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

    See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Dean Witter Investment Management Inc., formerly, Morgan Stanley Asset Management Inc. (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current
Form ADV (SEC File No. 801-15757) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

    See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Miller Anderson & Sherrerd, LLP (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-10437) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

    (b) The Distributor is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and position and office with The Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Directors and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or at The Chase Manhattan Bank, 3 MetroTech Center, Brooklyn, New York 11245; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadvisers, will be maintained at Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020, and Morgan Stanley Investments LP (formerly, Miller
Anderson & Sherrerd, LLP,) One Tower Bridge, West Conshohocken, Pennsylvania 19428; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29.  MANAGEMENT SERVICES

    Not applicable.

ITEM 30.  UNDERTAKINGS

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Van Kampen Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 25th of October, 2001.


                                  VAN KAMPEN SERIES FUND, INC.

                                  By:           /s/ SARA L. BADLER
                                       -----------------------------------------
                                             SARA L. BADLER, Assistant Secretary


    Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on October 25, 2001 by the following persons in the capacities indicated.



                   SIGNATURE                                   TITLE
                   ---------                                   -----

Principal Executive Officer:
          /s/ RICHARD F. POWERS, III*             President and Director
     --------------------------------------
             Richard F. Powers, III
Principal Financial Officer:
             /s/ JOHN L. SULLIVAN*                Vice President, Chief
     --------------------------------------         Financial Officer and
                John L. Sullivan                    Treasurer

Directors:
             /s/ J. MILES BRANAGAN*               Director
     --------------------------------------
               J. Miles Branagan
              /s/ JERRY D. CHOATE*                Director
     --------------------------------------
                Jerry D. Choate
            /s/ LINDA HUTTON HEAGY*               Director
     --------------------------------------
               Linda Hutton Heagy
             /s/ R. CRAIG KENNEDY*                Director
     --------------------------------------
                R. Craig Kennedy
             /s/ MITCHELL M. MERIN*               Director
     --------------------------------------
               Mitchell M. Merin
              /s/ JACK E. NELSON*                 Director
     --------------------------------------
                 Jack E. Nelson
             /s/ PHILLIP B. ROONEY*               Director
     --------------------------------------
               Phillip B. Rooney
              /s/ WAYNE W. WHALEN*                Director
     --------------------------------------
                Wayne W. Whalen
            /s/ SUZANNE H. WOOLSEY*               Director
     --------------------------------------
               Suzanne H. Woolsey
     --------------------------------------


------------------------


* Signed by Sara L. Badler pursuant to a power of attorney filed herewith.





                  /s/ SARA L. BADLER
             ---------------------------------
                    Sara L. Badler                         October 25, 2001
                      Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO
                    POST-EFFECTIVE AMENDMENT 31 TO FORM N-1A

       EXHIBIT
       NUMBER    EXHIBIT
       ------    -------
       (a)(10)   Articles Supplementary (changing the name of Van Kampen
                 Asian Growth Fund to Van Kampen Asian Equity Fund; Van
                 Kampen European Equity Fund to Van Kampen European Value
                 Equity Fund; Van Kampen Global Equity Fund to Van Kampen
                 Global Value Equity Fund and Van Kampen Tax Managed
                 Global Franchise Fund to Van Kampen Global Franchise Fund,) to the Amended and Restated Articles of Incorporation
       (i)(2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
       (j)(1)    Consent of PricewaterhouseCoopers LLP
          (2)    Consent of Deloitte and Touche LLP
       (p)(1)    Code of Ethics of the Adviser and the Distributor
       (q)       Power of Attorney
       (z)(1)    List of certain investment companies in response to Item 29(a)
          (2)    List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)